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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2006 to November 30, 2006

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

November 30, 2006

Classes A, B, C, I, O and R

Domestic Equity Index Funds

■  ING Index Plus LargeCap Fund

■  ING Index Plus MidCap Fund

■  ING Index Plus SmallCap Fund

Strategic Allocation Funds

■  ING Strategic Allocation Conservative Fund

■  ING Strategic Allocation Growth Fund

■  ING Strategic Allocation Moderate Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	17

Statements of Assets and Liabilities	21

Statements of Operations	25

Statements of Changes in Net Assets	27

Financial Highlights	30

Notes to Financial Statements	48

Portfolios of Investments	63

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PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the "Fed") ceased its two-year trend of raising interest rates. That trend — a string of 17 consecutive interest rate hikes — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is choosing to neither raise nor lower interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poors 500® Composite Stock Price Index ("S&P 500® Index") rose significantly during plateau periods.

It has been an interesting — if not unpredictable — year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high that surprised many at the time because we were in a climate of slumping housing prices and escalating interest rates. This was followed by a slight correction and market drift for a couple of months. A strong rally has been experienced in the second half of the year driven in part by the dollar decline and the more stable interest rate environment. Many economists believe that these conditions will be positive for the stock market for the next twelve months.

Whatever the future holds, we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that enable you to build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

Shaun P. Mathews
President
ING Funds
December 18, 2006

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2006

In our report for the last fiscal year, we described how, three weeks before it ended, investors suddenly took fright that inflation fighting central bankers would raise interest rates by too much and strangle global growth. We asked whether the sharp correction was just that, or the start of something big. In the end it proved to be the former, but it was not until nearly mid-October that the May 9, 2006 high was recaptured, with most markets adding to their gains from there. For the first six months ended November 30, 2006, global stocks according to the Morgan Stanley Capital International ("MSCI") World IndexSM(1) with net reinvested dividends rose 10.9%. In currencies the dollar was mixed, gaining 2.8% against the yen, but losing 3.4% against the euro and 5.2% to the pound sterling after these currencies surged in late November.

U.S. equities in the form of the Standard & Poors 500® Composite Stock Price Index ("S&P 500® Index")(2), returned 11.3% including dividends in the six months ended November 30, 2006. Stocks had actually become cheaper in the last 12 months as corporate profits had been rising faster than prices. However, for a time, investors seemed only to have eyes for interest rates. After sixteen consecutive interest rate increases since June 2004, a barrage of hawkish rhetoric from the Federal Open Market Committee ("FOMC") in May had sent stocks reeling. The problem was that the economy was already cooling, evidenced especially by a slumping housing market that had driven much of the consumer spending in the last few years, spending that was now also under threat from record oil prices. By June 13, 2006, the market had fallen by 7.7% from its highest level. However, the seventeenth interest rate increase on June 29, 2006, was accompanied by balanced language, reviving hopes that the FOMC might at last be finished raising interest rates. A tentative recovery was interrupted when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14, 2006. Nevertheless, peace of sorts ultimately returned and as summer driving demand and the hurricane damage threat subsided, the oil price dropped as much as 27% from its pinnacle and spent much of November below $60 per barrel. The FOMC refrained from raising interest rates on August 8 and again took no action in September and October, although its members frequently felt the need to remind us that inflation was still uncomfortably elevated. Housing data continued to deteriorate and in October new and existing home prices were falling at the fastest rate in decades, while the stock of unsold homes rose through November. Gross Domestic Product ("GDP") growth in the third calendar quarter slowed to 2.2% and Wal-Mart reported its first decline in same store sales in over ten years. So in the face of all this gloom, why were stocks in a clear up-trend to a six-year high by the last days of November? For one thing, the pull back in oil prices promised to leave more money in the pockets of consumers. Interest rates were now falling fast at the long end, which made stocks look relatively more attractive and raised the present value of future corporate profits. Speaking of which, corporate profits registered their thirteenth straight quarter of double-digit year-over-year growth and for the economy as a whole, reached 12.44% of GDP, the biggest share since the 1950s. Despite the worrying news, equity investors saw this market as a glass that was distinctly half-full.

The main international markets also advanced, based on MSCI indices in local currencies including net dividends. Sustained growth and an end to inflation had pushed Japan to almost a 15-year high in April. As in the U.S., stocks had been falling as our fiscal year started, on U.S. interest rate fears combined with signals from the Bank of Japan, followed by the reality on July 14, that local interest rates would rise for the first time in six years. The economic data were still mostly positive, but getting past their prime. By the end of November, household spending was falling fast and the government lowered its evaluation of the economy for the first time in nearly two years. For the six months, the market rose 3.8%. European ex UK markets had been supported by broadly based mergers and acquisitions amid clear signs of improving growth and employment. Although from their May 9 top, events in the U.S. and a 25 basis point increase in euro interest rates as inflation remained stubbornly above 2%, sent stocks down 6.9% by mid-June. From there however, markets turned around smartly, even as the European Central Bank raised rates on two more occasions. Business confidence was strong and unemployment fell to the lowest in five years. Merger and acquisition activity rolled on, heartening investors while suggesting that stocks were not particularly expensive. For the half-year, markets touched January 2001 levels and added 11.8% for the six months. UK equities had been boosted by the large acquisition-prone financial sector, as well as the sizeable energy and vibrant materials sectors. The reversal in the latter two exacerbated the global retrenchment brought on by

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2006

interest rate worries after May 9 and UK stocks sank 9.3% by mid-June. As in Japan and the Eurozone, the Bank of England raised rates, twice to 5%, as inflation climbed above target, GDP growth returned to trend, and house prices, an important demand generator, continued their recovery. This re-energized investors and led again by financials, the market surpassed its best levels of 2006, revisited those of December 2000 and finished up 7.7% for the half-year.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Standard & Poor's 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING INDEX PLUS LARGECAP FUND

PORTFOLIO MANAGERS' REPORT

The ING Index Plus LargeCap Fund (the "Fund") seeks to outperform the total return of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers(1), of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 10.58% compared to the S&P 500® Index, which returned 11.33%, for the same period.

Portfolio Specifics: During the period, returns attributable to economic sector choices were about even with the index but returns from stock selection were unfavorable, which together detracted slightly from the double digit performance of the S&P 500® Index. In terms of our sector decisions, we were underweight industrial stocks, the worst performing group over the period, and an overweight in consumer staples also benefited the Fund, while most other sector positions did not add value. In particular, underweight positions in utilities and materials stocks, which together amount to only about 7% of the S&P 500® Index, contributed almost one-third of our underperformance. The most significant positive contribution to performance was generated by returns on securities in the telecommunication services and information technology sectors. Unfortunately, security selection in industrials, consumer staples and materials more than offset those good results.

Turning to the Fund's individual security positions, an overweight in Cisco Systems, Inc. the world's leading supplier of data-networking equipment and software was one of the main contributors to performance. The company introduced a high-end video conferencing product, which many believe will become a billion dollar business in five to seven years. It also acquired some key companies during the period. After the company reported better-than-expected earnings for the first quarter, several analysts upgraded the stock and raised price estimates for the company.

An overweight position in AT&T, Inc. a dominant local phone company in 13 states, which serves about 50 million local phone customers and seven million high-speed Internet users, helped the Fund. In July, the company reported higher profit margins and said that it continues to expect double-digit adjusted earnings-per-share growth for the next three years. The company's profits jumped due to wireless gains during the third quarter, lifted largely by acquisitions and results generated by Cingular Wireless.

By comparison, an underweight position in Apple Computer, a leading personal computer, software, peripherals and portable digital music player manufacturer, hurt the Fund's relative performance. Profits at Apple rose 27% as strong sales of its iPod digital music player and record shipments of its Macintosh computer pushed the company's stock higher. Shares also rose in anticipation of new iPod phone technology.

An underweight position in Verizon, a leading telecommunications and internet company, also detracted from relative performance. The company reported a 2.8% rise in its third-quarter profits as it added wireless customers. Analysts were upbeat on the company's wireless business. Shares also rose as the company showed increased faith in its investment in fiber networks. The company believes its overall investment in fiber optics will generate a positive contribution to earnings by financial year 2008.

Current Strategy and Outlook: Our research builds structured stock funds with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high-quality companies with superior business momentum, earnings growth and attractive valuations.

As of November 30, 2006, the Fund was overweight financials and energy and underweight consumer staples and industrials. However, our exposures to economic sectors are a function of individual stock selection and by design quite close to the S&P 500® Index.

(1)  Effective December 31, 2006, Douglas Cotè resigned from ING Investment Management Co.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	4.6%
General Electric Co.	2.9%
Citigroup, Inc.	2.8%
Bank of America Corp.	2.8%
JPMorgan Chase & Co.	2.0%
Microsoft Corp.	2.0%
Cisco Systems, Inc.	1.9%
Chevron Corp.	1.8%
International Business Machines Corp.	1.7%
Procter & Gamble Co.	1.5%

*Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INDEX PLUS LARGECAP FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	Since Inception of Class A February 3, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class I December 10, 1996		Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	8.68%	4.31%	6.97%		—	—		—		—	—
Class B(2)	6.22%	3.83%	—		1.65%	—		—		—	—
Class C(3)	10.51%	4.43%	—		—	3.16%		—		—	—
Class I	12.30%	5.20%	—		—	—		8.11%		—	—
Class O	12.01%	4.94%	—		—	—		—		3.46%	—
Class R	11.78%	—	—		—	—		—		—	10.21%
Excluding Sales Charge:
Class A	12.06%	4.95%	7.31%		—	—		—		—	—
Class B	11.22%	4.17%	—		1.65%	—		—		—	—
Class C	11.51%	4.43%	—		—	3.16%		—		—	—
Class I	12.30%	5.20%	—		—	—		8.11%		—	—
Class O	12.01%	4.94%	—		—	—		—		3.46%	—
Class R	11.78%	—	—		—	—		—		—	10.21%
S&P 500® Index(4)	14.23%	6.08%	7.75	%(5)	3.22%	1.89	%(6)	8.05	%(7)	4.58%	11.82	%(8)

The table above illustrates the total return of ING Index Plus LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures
theperformance of securities of approximately 500 large-capitalization companies whose securities are traded on major
U.S. stock markets.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from December 1, 1996.

(8) Since inception performance for the index is shown from December 1, 2003.

ING INDEX PLUS MIDCAP FUND

PORTFOLIO MANAGERS' REPORT

The ING Index Plus MidCap Fund (the "Fund") seeks to outperform the total return of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers(1), of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 5.15% compared to the S&P MidCap 400 Index, which returned 6.37% for the same period.

Portfolio Specifics: During the period, sector allocation and stock selection were slightly unfavorable. Security selection in the industrials, utilities, and consumer staples sectors benefited the Fund's relative performance versus the benchmark. By contrast, security selection in the financials, materials and consumer discretionary sectors detracted from relative performance. An overweight position in consumer staples and underweight position in industrials helped while underweight positions in utilities and health care negatively impacted the Fund.

Turning to individual security positions, an underweight position in Arch Coal, the nation's second-largest coal producer, benefited the Fund's relative results as the company missed analysts' targets for the third quarter. The firm said coal markets, as a whole, had been hurt by milder weather conditions. The company's profits more than doubled during the third quarter. However, the company's shares dropped as it cut its profit forecast and said it would slow production while prices remained low. An overweight position in American Eagle Outfitters, a specialty retailer of casual apparel targeted at teens and young adults, was another contributor to the Fund's performance. The stock rose as the company raised its third-quarter earnings-per-share guidance in August. The rally continued as the company posted a 38% increase in net income for the third quarter.

By comparison, an underweight position in Southwestern Energy, an integrated energy company primarily focused on natural gas, hurt the Fund. The company' stock rose along with the rising energy sector. It also raised its projected capital investment for 2006 by 11% from a previously announced estimate. The company posted higher-than-expected third-quarter profits, though earnings per share came in below last year.

The Fund's relative performance was also negatively impacted by an underweight position in Cognizant Technology Solutions, a provider of custom information technology consulting. The company's stock appreciated in August as the company raised its guidance for the 2006 financial year. It beat third-quarter estimates and announced plans to expand its business in India during the period.

Current Strategy and Outlook: Our research builds structured stock funds with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The Fund is structured to capitalize on high-quality companies with superior business momentum, earnings growth and attractive valuations.

As of November 30, 2006, the Fund was overweight financials and information technology and underweight industrials and utilities. However, our sector exposures are a function of individual stock selection and by design quite close to the S&P MidCap 400 Index.

(1)  Effective December 31, 2006, Douglas Cotè resigned from ING Investment Management Co.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

Manpower, Inc.	1.0%
Everest Re Group Ltd.	1.0%
American Eagle Outfitters	1.0%
Noble Energy, Inc.	0.9%
WR Berkley Corp.	0.9%
Lyondell Chemical Co.	0.8%
MEMC Electronic Materials, Inc.	0.8%
ENSCO International, Inc.	0.8%
Dentsply International, Inc.	0.8%
CH Robinson Worldwide, Inc.	0.7%

*Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INDEX PLUS MIDCAP FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	Since Inception of Class A and I February 3, 1998		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001	Since Inception of Class R October 24, 2003
Including Sales Charge:
Class A(1)	6.86%	10.38%	11.51%		—	—		—	—
Class B(2)	4.36%	9.93%	—		11.03%	—		—	—
Class C(3)	8.67%	10.51%	—		—	10.79%		—	—
Class I	10.45%	11.33%	12.18%		—	—		—	—
Class O	10.17%	11.07%	—		—	—		9.24%	—
Class R	9.91%	—	—		—	—		—	14.07%
Excluding Sales Charge:
Class A	10.19%	11.05%	11.89%		—	—		—	—
Class B	9.36%	10.21%	—		11.03%	—		—	—
Class C	9.67%	10.51%	—		—	10.79%		—	—
Class I	10.45%	11.33%	12.18%		—	—		—	—
Class O	10.17%	11.07%	—		—	—		9.24%	—
Class R	9.91%	—	—		—	—		—	14.07%
S&P MidCap 400 Index(4)	11.62%	12.12%	12.09	%(5)	12.43%	11.37	%(6)	10.26%	14.78	%(7)

The table above illustrates the total return of ING Index Plus MidCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(5) Since inception performance for the index is shown from February 1, 1998.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from November 1, 2003.

ING INDEX PLUS SMALLCAP FUND

PORTFOLIO MANAGERS' REPORT

The ING Index Plus SmallCap Fund (the "Fund") seeks to outperform the total return of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers(1), of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 5.80% compared to the S&P SmallCap 600 Index, which returned 6.93%, for the same period.

Portfolio Specifics: During the period, sector allocations and stock selection were slightly unfavorable to relative performance versus the benchmark. Individual security selection in the energy and consumer discretionary sectors benefited the Fund, while security selection in the financials and information technology sectors hurt.

An underweight position in Massey Energy Co., a company that operates 47 coal mines in West Virginia, Kentucky, and Virginia, contributed to relative performance. Massey missed analysts' estimates for the first two quarters, which was attributed to increasing costs, competition from other coal grades and fuels, and operational problems. However, higher third-quarter profits, due to strong coal prices, drove up revenue and helped the stock regain some of its ground. An overweight position in Jack in the Box, which owns and operates quick-service and fast-casual restaurants, also helped the Fund. The company reported strong second- and third-quarter results driven by continued expansion and solid increases in same-store sales. The company also raised its earnings per share ("EPS") estimates for 2007 as it anticipated higher revenues, which pushed its stock higher.

By comparison, an underweight position in THQ, Inc., developer and publisher of interactive entertainment software for game systems, hurt relative performance. The company beat analysts' estimates for the second quarter, helped by strong sales of new action titles. THQ raised its guidance for 2007, which helped the stock further. An overweight in Brightpoint, Inc., a distributor of wireless services, devices and accessories, also detracted notably. Though the company delivered profits in the third quarter, its current year and next year EPS guidance was lowered which depressed the company's stock price.

Current Strategy and Outlook: Our research builds structured stock funds with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. We believe the Fund is structured to capitalize on high-quality companies with superior business momentum, earnings growth and attractive valuations.

As of November 30, 2006, the Fund was overweight financials and underweight information technology and utilities. However, our sector exposures are a function of individual stock selection and by design quite close to the S&P SmallCap 600 Index.

(1)  Effective December 31, 2006, Douglas Cotè resigned from ING Investment Management Co.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

Frontier Oil Corp.	1.0%
Phillips-Van Heusen	0.8%
Philadelphia Consolidated Holding Co.	0.7%
Acuity Brands, Inc.	0.7%
Energen Corp.	0.6%
NVR, Inc.	0.6%
Jack in the Box, Inc.	0.6%
Manitowoc Co., Inc.	0.6%
Corn Products International, Inc.	0.6%
Whitney Holding Corp.	0.6%

*Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING INDEX PLUS SMALLCAP FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	Since Inception of Class A and I February 3, 1998		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	8.92%	12.44%	8.53%		—	—		—	—
Class B(2)	6.40%	12.03%	—		10.85%	—		—	—
Class C(3)	10.83%	12.57%	—		—	7.98%		—	—
Class I	12.56%	13.44%	9.19%		—	—		—	—
Class O	12.26%	13.11%	—		—	—		11.34%	—
Class R	11.92%	—	—		—	—		—	14.36%
Excluding Sales Charge:
Class A	12.30%	13.12%	8.90%		—	—		—	—
Class B	11.40%	12.28%	—		10.85%	—		—	—
Class C	11.83%	12.57%	—		—	7.98%		—	—
Class I	12.56%	13.44%	9.19%		—	—		—	—
Class O	12.26%	13.11%	—		—	—		11.34%	—
Class R	11.92%	—	—		—	—		—	14.36%
S&P SmallCap 600 Index(4)	14.08%	13.98%	10.56	%(5)	13.59%	10.08	%(6)	12.08%	15.67	%(7)

The table above illustrates the total return of ING Index Plus SmallCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(5) Since inception performance for the index is shown from February 1, 1998.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from December 1, 2003.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND

PORTFOLIO MANAGERS' REPORT

The ING Strategic Allocation Conservative Fund (the "Fund") seeks to provide total return consistent with preservation of capital. The Fund is managed by Mary Ann Fernandez and Brian Gendreau, Ph.D., Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 6.29% compared to the Lehman Brothers® Aggregate Bond Index and the Strategic Allocation Conservative Composite Index, which returned 5.93% and 7.33%, respectively, during the same period.

Portfolio Specifics: Over the period, domestic large-caps, international equity and fixed-income securities all performed well. The Fund's asset allocation was positive, mainly due to an overweight position in international stocks and underweight position in fixed income securities. International stocks continued their rally on the on the back of strong earnings growth in Japan and Europe and the positive outlook for growth abroad. We maintained our overweight position in international equities. After 17 interest rate hikes by the Federal Open Market Committee ("FOMC"), the market appears to believe that the U.S. Federal Reserve Board ("Fed") is done tightening, and the futures market has even priced in a rate cut sometime next year. Our view is that the Fed is unlikely to raise rates in the near term unless the economy shows signs of rapid growth or inflation rises further. With the yield curve remaining inverted, we continue to hold an underweight position in fixed income securities.

The domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000® Index, as both sector allocation and security selection hurt results. The major driver of sector allocation was our underweight position in the telecommunications sector, which was the best-performing sector in the index. In security selection, we were hurt by our positioning in financials, industrials, energy and consumer staples, though helped by our allocation to telecommunications and information technology names. Within the Fund, security selection was strongest in large-cap stocks, while mid-cap and small-cap stocks acted as a major drag on performance. Stocks that helped the Fund included Cisco Systems, Inc., Coach, Inc. and Bellsouth Corp. However, an underweight position in Apple Computer, and overweights in Peabody Energy Corp. and Sunoco, Inc. acted as a drag.

The international portion of the Fund underperformed the sub-benchmark, the MSCI EAFE® Index, due to unfavorable security selection, primarily in the consumer discretionary, materials and technology sectors. Helping results was our security selection in the consumer staples and health care sectors.

The fixed-income portion of the Fund underperformed the sub-benchmark, the Lehman Brothers Aggregate Bond Index, driven primarily by our duration positioning. We maintained a duration that was shorter than the benchmark based on our view that the federal funds rate would top out at 5.50%, when, actually, the FOMC appears to have rested at 5.25%. Offsetting these results, somewhat, was the positive impact of our position in mortgage-backed securities, especially with off-index exposures to adjustable rate mortgages. While the bond portfolio largely avoided the event risks associated with skyrocketing LBO activity, our defensive posture toward long-dated corporate bonds was a drag.

Current Strategy and Outlook: A weak housing market, coupled with the lagged effect of the rate hikes by the Fed, has slowed the U.S. economy. Going forward, we expect gross domestic product growth to be moderate, with output expanding at a slightly below-trend rate, as residential investment declines, while lower gasoline prices and credit conditions help mitigate the spillover effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. Yields have fallen across the curve, and the inversion of the U.S. Treasury yield curve has become much more pronounced between one and three years, suggesting growing confidence in eventual Fed easing.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

Federal National Mortgage Association,
5.000%, due 12/15/35	4.4%
U.S. Treasury Bond, 4.625%, due 11/15/16	2.8%
MASTR Reperforming Loan Trust, 5.680%,
due 07/25/35	1.9%
Washington Mutual, Inc., 5.598%,
due 11/25/46	1.5%
ExxonMobil Corp.	1.5%
U.S. Treasury Bond, 4.500%,
due 02/15/36	1.4%
Federal National Mortgage Association,
5.500%, due 12/01/33	1.1%
Federal National Mortgage Association,
6.000%, due 12/15/34	1.1%
DLJ Commercial Mortgage Corp., 7.300%,
due 06/10/32	0.9%
General Electric Co.	0.9%

*Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING STRATEGIC ALLOCATION CONSERVATIVE FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	10 Year	Since Inception of Class A January 20, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	1.75%	3.97%	—	4.37%		—	—		—
Class B(2)	2.13%	4.07%	—	—		3.68%	—		—
Class C(3)	6.09%	4.41%	—	—		—	2.99%		—
Class I	8.28%	5.47%	5.43%	—		—	—		—
Class O	—	—	—	—		—	—		0.72%
Excluding Sales Charge:
Class A	7.92%	5.20%	—	5.00%		—	—		—
Class B	7.13%	4.41%	—	—		3.68%	—		—
Class C	7.09%	4.41%	—	—		—	2.99%		—
Class I	8.28%	5.47%	5.43%	—		—	—		—
Class O	—	—	—	—		—	—		0.72%
Lehman Brothers® Aggregate Bond Index(4)	5.94%	5.05%	6.20%	6.38	%(5)	5.92%	5.87	%(6)	1.16	%(7)
Strategic Allocation Conservative Composite Index(8)	8.76%	6.08%	6.68%	6.71	%(5)	5.79%	5.61	%(6)	1.44	%(7)

The table above illustrates the total return of ING Strategic Allocation Conservative Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers® Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from November 1, 2006.

(8) The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION GROWTH FUND

PORTFOLIO MANAGERS' REPORT

ING Strategic Allocation Growth Fund (the "Fund") seeks to provide capital appreciation. The Fund is managed by Mary Ann Fernandez and Brian Gendreau, Ph.D., Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 8.09% compared to the Russell 3000® Index and the Strategic Allocation Growth Composite Index, which returned 10.96% and 9.99%, respectively, during the same period.

Portfolio Specifics: Over the period, domestic large-caps, international equity and fixed-income securities all performed well. The Fund's asset allocation was positive, mainly due to an overweight position in international stocks and underweight position in fixed income securities. International stocks continued their rally on the on the back of strong earnings growth in Japan and Europe and the positive outlook for growth abroad. We maintained our overweight position in international equities. After 17 interest rate hikes by the Federal Open Market Committee ("FOMC"), the market appears to believe that the U.S. Federal Reserve Board ("Fed") is done tightening, and the futures market has even priced in a rate cut sometime next year. Our view is that the Fed is unlikely to raise rates in the near term unless the economy shows signs of rapid growth or inflation rises further. With the yield curve remaining inverted, we continue to hold an underweight position in fixed income.

The domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000® Index, as both sector allocation and security selection hurt results. The major driver of sector allocation was our underweight position in the telecommunications sector, which was the best-performing sector in the index. In security selection, we were hurt by our positioning in financials, industrials, energy and consumer staples, though helped by our allocation to telecommunications and information technology names. Within the Fund, security selection was strongest in large-cap stocks, while mid-cap and small-cap stocks acted as a major drag on performance. Stocks that helped the Fund included Cisco Systems, Inc., Coach, Inc. and Bellsouth Corp. However, an underweight position in Apple Computer, and overweights in Peabody Energy Corp. and Sunoco, Inc. acted as a drag.

The international portion of the Fund underperformed the sub-benchmark, the MSCI EAFE® Index, due to unfavorable security selection, primarily in the consumer discretionary, materials and technology sectors. Helping results was our security selection in the consumer staples and health care sectors.

The fixed-income portion of the Fund underperformed the sub-benchmark, the Lehman Brothers Aggregate Bond Index, driven primarily by our duration positioning. We maintained a duration that was shorter than the benchmark based on our view that the federal funds rate would top out at 5.50%, when, actually, the FOMC appears to have rested at 5.25%. Offsetting these results, somewhat, was the positive impact of our position in mortgage-backed securities, especially with off-index exposures to adjustable rate mortgages. While the bond portfolio largely avoided the event risks associated with skyrocketing LBO activity, our defensive posture toward long-dated corporate bonds was a drag.

Current Strategy and Outlook: A weak housing market, coupled with the lagged effect of the rate hikes by the Fed, has slowed the U.S. economy. Going forward, we expect gross domestic product growth to be moderate, with output expanding at a slightly below-trend rate, as residential investment declines, while lower gasoline prices and credit conditions help mitigate the spillover effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. Yields have fallen across the curve, and the inversion of the U.S. Treasury yield curve has become much more pronounced between one and three years, suggesting growing confidence in eventual Fed easing.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	2.6%
General Electric Co.	1.6%
Citigroup, Inc.	1.6%
Bank of America Corp.	1.6%
JPMorgan Chase & Co.	1.1%
Microsoft Corp.	1.1%
Cisco Systems, Inc.	1.1%
Chevron Corp.	1.0%
International Business Machines Corp.	1.0%
Merck & Co., Inc.	0.8%

*Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING STRATEGIC ALLOCATION GROWTH FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	10 Year	Since Inception of Class A January 20, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	5.33%	5.74%	—	4.49%		—	—		—
Class B(2)	5.94%	5.92%	—	—		3.52%	—		—
Class C(3)	9.94%	6.22%	—	—		—	2.28%		—
Class I	12.03%	7.27%	5.76%	—		—	—		—
Class O	—	—	—	—		—	—		0.53%
Excluding Sales Charge:
Class A	11.80%	7.01%	—	5.12%		—	—		—
Class B	10.94%	6.23%	—	—		3.52%	—		—
Class C	10.94%	6.22%	—	—		—	2.28%		—
Class I	12.03%	7.27%	5.76%	—		—	—		—
Class O	—	—	—	—		—	—		0.53%
Russell 3000® Index(4)	14.45%	7.21%	8.38%	8.07	%(5)	4.32%	4.87	%(6)	2.18	%(7)
Strategic Allocation Growth Composite Index(8)	14.09%	8.62%	8.10%	8.07	%(5)	6.49%	6.19	%(6)	2.06	%(7)

The table above illustrates the total return of ING Strategic Allocation Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from November 1, 2006.

(8) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION MODERATE FUND

PORTFOLIO MANAGERS' REPORT

The ING Strategic Allocation Moderate Fund (the "Fund") seeks to provide total return (i.e., Income and capital appreciation, both realized and unrealized). The Fund is managed by Mary Ann Fernandez and Brian Gendreau, Ph.D., Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 7.34% compared to the Russell 3000® Index and the Strategic Allocation Moderate Composite Index, which returned 10.96% and 8.78%, respectively, during the same period.

Portfolio Specifics: Over the period, domestic large-caps, international equity and fixed-income securities all performed well. The Fund's asset allocation was positive, mainly due to an overweight position in international stocks and underweight position in fixed income securities. International stocks continued their rally on the on the back of strong earnings growth in Japan and Europe and the positive outlook for growth abroad. We maintained our overweight position in international equities. After 17 interest rate hikes by the Federal Open Market Committee ("FOMC"), the market appears to believe that the U.S. Federal Reserve Board ("Fed") is done tightening, and the futures market has even priced in a rate cut sometime next year. Our view is that the Fed is unlikely to raise rates in the near term unless the economy shows signs of rapid growth or inflation rises further. With the yield curve remaining inverted, we continue to hold an underweight position in fixed income securities.

The domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000® Index, as both sector allocation and security selection hurt results. The major driver of sector allocation was our underweight position in the telecommunications sector, which was the best-performing sector in the index. In security selection, we were hurt by our positioning in financials, industrials, energy and consumer staples, though helped by our allocation to telecommunications and information technology names. Within the Fund, security selection was strongest in large-cap stocks, while mid-cap and small-cap stocks acted as a major drag on performance. Stocks that helped the Fund included Cisco Systems, Inc., Coach, Inc. and Bellsouth Corp. However, an underweight position in Apple Computer, and overweights in Peabody Energy Corp. and Sunoco, Inc. acted as a drag.

The international portion of the Fund underperformed the sub-benchmark, the MSCI EAFE® Index, due to unfavorable security selection, primarily in the consumer discretionary, materials and technology sectors. Helping results was our security selection in the consumer staples and health care sectors.

The fixed-income portion of the Fund underperformed the sub-benchmark, the Lehman Brothers Aggregate Bond Index, driven primarily by our duration positioning. We maintained a duration that was shorter than the benchmark based on our view that the federal funds rate would top out at 5.50%, when, actually, the FOMC appears to have rested at 5.25%. Offsetting these results, somewhat, was the positive impact of our position in mortgage-backed securities, especially with off-index exposures to adjustable rate mortgages. While the bond portfolio largely avoided the event risks associated with skyrocketing LBO activity, our defensive posture toward long-dated corporate bonds was a drag.

Current Strategy and Outlook: A weak housing market, coupled with the lagged effect of the rate hikes by the Fed, has slowed the U.S. economy. Going forward, we expect gross domestic product growth to be moderate, with output expanding at a slightly below-trend rate, as residential investment declines, while lower gasoline prices and credit conditions help mitigate the spillover effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. Yields have fallen across the curve, and the inversion of the U.S. Treasury yield curve has become much more pronounced between one and three years, suggesting growing confidence in eventual Fed easing.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	2.4%
General Electric Co.	1.5%
Citigroup, Inc.	1.4%
Bank of America Corp.	1.4%
Federal National Mortgage Association, 5.000%,
due 12/15/35	1.3%
JPMorgan Chase & Co.	1.1%
Microsoft Corp.	1.0%
Cisco Systems, Inc.	1.0%
Chevron Corp.	0.9%
International Business Machines Corp.	0.9%

*Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING STRATEGIC ALLOCATION MODERATE FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	10 Year	Since Inception of Class A January 20, 1997		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	3.73%	4.97%	—	4.22%		—	—		—
Class B(2)	4.11%	5.11%	—	—		3.37%	—		—
Class C(3)	8.18%	5.44%	—	—		—	2.30%		—
Class I	10.25%	6.50%	5.34%	—		—	—		—
Class O	—	—	—	—		—	—		0.55%
Excluding Sales Charge:
Class A	10.03%	6.21%	—	4.85%		—	—		—
Class B	9.11%	5.44%	—	—		3.37%	—		—
Class C	9.18%	5.44%	—	—		—	2.30%		—
Class I	10.25%	6.50%	5.34%	—		—	—		—
Class O	—	—	—	—		—	—		0.55%
Russell 3000® Index(4)	14.45%	7.21%	8.38%	8.07	%(5)	4.32%	4.87	%(6)	2.18	%(7)
Strategic Allocation Moderate Composite Index(8)	11.62%	7.64%	7.57%	7.57	%(5)	6.35%	6.11	%(6)	1.77	%(7)

Table above illustrates the total return of ING Strategic Allocation Moderate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from November 1, 2006.

(8) The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

PORTFOLIO MANAGERS' REPORT  ADDITIONAL INFORMATION

Asset Class

	ING Strategic Allocation Conservative Fund(1)	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund(2)
Equities
Domestic Stocks
Range	0-70%	10-100%	0-75%
International Stocks
Range	0-20%	0-30%	0-20%
Fixed-Income
Range	0-100%	0-40%	0-70%
Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)  ING Strategic Allocation Conservative Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)  ING Strategic Allocation Moderate Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

Composite Index	Russell 3000® Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Lehman Brothers® Aggregate Bond Index(5)	91-Day U.S. Treasury Bill Rate
Strategic Allocation Conservative Composite(6)	35%	0%	55%	10%
Strategic Allocation Growth Composite(7)	70%	10%	20%	0%
Strategic Allocation Moderate Composite(8)	55%	5%	35%	5%

The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation Growth Composite, and Strategic Allocation Moderate Composite indices as benchmarks to which it compares the performance of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, respectively. Each of these Composite indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

(3)  The Russell 3000® Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4)  The Morgan Stanley Capital International Europe, Australasia and Far East® Index ("MSCI EAFE® Index") measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)  The Lehman Brothers® Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. government, investment grade, mortgaged-backed and corporate debt securities.

(6)  The Strategic Allocation Conservative Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)  The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)  The Strategic Allocation Moderate Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Six Months Ended November 30, 2006" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Index Plus LargeCap Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,105.80	0.95%	$5.01
Class B	1,000.00	1,102.10	1.70	8.96
Class C	1,000.00	1,103.20	1.45	7.64
Class I	1,000.00	1,107.40	0.70	3.70
Class O	1,000.00	1,106.00	0.95	5.02
Class R	1,000.00	1,104.50	1.20	6.33
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.31	0.95%	$4.81
Class B	1,000.00	1,016.55	1.70	8.59
Class C	1,000.00	1,017.80	1.45	7.33
Class I	1,000.00	1,021.56	0.70	3.55
Class O	1,000.00	1,020.31	0.95	4.81
Class R	1,000.00	1,019.05	1.20	6.07

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Index Plus MidCap Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,051.50	1.00%	$5.14
Class B	1,000.00	1,047.10	1.75	8.98
Class C	1,000.00	1,048.80	1.50	7.70
Class I	1,000.00	1,052.50	0.75	3.86
Class O	1,000.00	1,051.30	1.00	5.14
Class R	1,000.00	1,050.10	1.25	6.42
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,018.80	1.25	6.33
ING Index Plus SmallCap Fund
Actual Fund Return
Class A	$1,000.00	$1,058.00	1.00%	$5.16
Class B	1,000.00	1,054.10	1.75	9.01
Class C	1,000.00	1,055.40	1.50	7.73
Class I	1,000.00	1,059.50	0.75	3.87
Class O	1,000.00	1,058.20	1.00	5.16
Class R	1,000.00	1,056.70	1.25	6.44
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,018.80	1.25	6.33

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Strategic Allocation Conservative Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,062.90	1.15%	$5.95
Class B	1,000.00	1,058.30	1.90	9.80
Class C	1,000.00	1,058.70	1.90	9.81
Class I	1,000.00	1,064.00	0.90	4.66
Class O(a)	1,000.00	1,007.20	1.15	0.47
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.15%	$5.82
Class B	1,000.00	1,015.54	1.90	9.60
Class C	1,000.00	1,015.54	1.90	9.60
Class I	1,000.00	1,020.56	0.90	4.56
Class O	1,000.00	1,019.30	1.15	5.82
ING Strategic Allocation Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,080.90	1.25%	$6.52
Class B	1,000.00	1,077.00	2.00	10.41
Class C	1,000.00	1,077.40	2.00	10.42
Class I	1,000.00	1,082.70	1.00	5.22
Class O(a)	1,000.00	1,005.30	1.25	0.52
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,020.05	1.00	5.06
Class O	1,000.00	1,018.80	1.25	6.33

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year (except "Actual Fund Return" information for ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund Class O, which reflects the 15-day period ended November 30, 2006 due to its inception date on November 15, 2006).

  (a)  Commencement of operation for Class O on November 15, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Strategic Allocation Moderate Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,073.40	1.20%	$6.24
Class B	1,000.00	1,069.10	1.95	10.11
Class C	1,000.00	1,069.90	1.95	10.12
Class I	1,000.00	1,075.10	0.95	4.94
Class O(a)	1,000.00	1,005.50	1.20	0.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class B	1,000.00	1,015.29	1.95	9.85
Class C	1,000.00	1,015.29	1.95	9.85
Class I	1,000.00	1,020.31	0.95	4.81
Class O	1,000.00	1,019.05	1.20	6.07

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year (except "Actual Fund Return" information for ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund Class O, which reflects the 15-day period ended November 30, 2006 due to its inception date on November 15, 2006).

  (a)  Commencement of operation for Class O on November 15, 2006.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$472,856,085	$331,318,019	$165,553,355
Short-term investments at amortized cost	35,655,105	84,044,032	41,152,367
Repurchase agreement	1,910,000	1,586,000	456,000
Cash	493	—	251,812
Cash collateral for futures	63,000	40,500	—
Receivables:
Investment securities sold	—	19,843,432	8,410,629
Fund shares sold	353,775	355,423	260,711
Dividends and interest	1,189,582	316,040	72,060
Variation margin receivable	345	2,762	—
Prepaid expenses	57,217	57,341	34,967
Reimbursement due from manager	10,004	—	18,925
Total assets	512,095,606	437,563,549	216,210,826
LIABILITIES:
Payable for investment securities purchased	—	15,507,303	5,324,922
Payable for fund shares redeemed	1,973,397	2,842,437	3,234,557
Payable upon receipt of securities loaned	35,655,105	84,044,032	41,152,367
Payable to affiliates	314,947	245,781	119,976
Payable to custodian due to bank overdraft	—	167,846	—
Payable for directors fees	3,543	2,917	1,430
Other accrued expenses and liabilities	134,380	94,973	61,975
Total liabilities	38,081,372	102,905,289	49,895,227
NET ASSETS	$474,014,234	$334,658,260	$166,315,599
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$414,110,037	$236,369,722	$113,710,013
Undistributed net investment income (accumulated net investment loss)	3,934,652	686,911	(75,661)
Accumulated net realized gain (loss) on investments and futures	(44,895,986)	28,454,670	12,447,621
Net unrealized appreciation on investments and futures	100,865,531	69,146,957	40,233,626
NET ASSETS	$474,014,234	$334,658,260	$166,315,599
+ Including securities loaned at value	$34,553,364	$81,740,135	$40,115,053
* Cost of investments in securities	$371,996,570	$262,189,360	$125,319,729

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A:
Net assets	$229,098,258	$176,048,112	$69,548,294
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	12,813,246	9,471,669	3,500,937
Net asset value and redemption price per share	$17.88	$18.59	$19.87
Maximum offering price per share (3.00%)(1)	$18.43	$19.16	$20.48
Class B:
Net assets	$32,293,033	$31,341,781	$16,061,062
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,823,779	1,762,520	857,938
Net asset value and redemption price per share(2)	$17.71	$17.78	$18.72
Maximum offering price per share	$17.71	$17.78	$18.72
Class C:
Net assets	$16,321,419	$20,522,114	$8,460,953
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	914,269	1,137,723	443,976
Net asset value and redemption price per share(2)	$17.85	$18.04	$19.06
Maximum offering price per share	$17.85	$18.04	$19.06
Class I:
Net assets	$94,574,043	$25,656,810	$17,316,406
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,243,154	1,361,514	852,594
Net asset value and redemption price per share	$18.04	$18.84	$20.31
Maximum offering price per share	$18.04	$18.84	$20.31
Class O:
Net assets	$74,041,921	$52,478,345	$40,263,889
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,128,095	2,813,064	2,012,525
Net asset value and redemption price per share	$17.94	$18.66	$20.01
Maximum offering price per share	$17.94	$18.66	$20.01
Class R:
Net assets	$27,685,560	$28,611,098	$14,664,995
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,559,152	1,551,931	741,618
Net asset value and redemption price per share	$17.76	$18.44	$19.77
Maximum offering price per share	$17.76	$18.44	$19.77

(1)  Maximum offering price is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
ASSETS:
Investments in securities at value+*	$41,099,792	$96,392,342	$100,148,114
Short-term investments at amortized cost	5,372,097	8,801,628	10,800,301
Repurchase agreement	7,882,000	3,800,000	9,907,000
Cash	7,127	7,863	13,385
Cash collateral for futures	45,970	37,315	19,179
Foreign currencies at value**	260	2,911	2,082
Receivables:
Investment securities sold	484,019	1,683,089	1,151,932
Fund shares sold	18,691	55,682	63,052
Dividends and interest	203,024	289,925	362,132
Variation margin receivable	8,709	4,365	12,020
Prepaid expenses	39,431	39,588	42,350
Reimbursement due from manager	12,785	11,020	9,381
Total assets	55,173,905	111,125,728	122,530,928
LIABILITIES:
Payable for investment securities purchased	4,225,923	3,125,717	4,549,278
Payable for fund shares redeemed	434,028	744,110	646,256
Payable for variation margin	8,750	3,375	12,641
Payable upon receipt of securities loaned	5,372,097	8,801,628	9,802,951
Payable to affiliates	43,242	98,881	109,238
Payable for directors fees	1,644	998	2,037
Other accrued expenses and liabilities	21,241	47,645	40,440
Total liabilities	10,106,925	12,822,354	15,162,841
NET ASSETS	$45,066,980	$98,303,374	$107,368,087
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$39,616,255	$78,985,206	$89,567,028
Undistributed net investment income	1,110,979	1,126,366	1,670,714
Accumulated net realized gain on investments, foreign currency related transactions, and futures	842,950	3,978,246	2,799,322
Net unrealized appreciation on investments, foreign currency related transactions, and futures	3,496,796	14,213,556	13,331,023
NET ASSETS	$45,066,980	$98,303,374	$107,368,087
+ Including securities loaned at value	$5,268,220	$8,554,222	$9,551,709
* Cost of investments in securities	$37,613,217	$82,192,544	$86,821,149
** Cost of foreign currencies	$267	$2,965	$2,121

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
Class A:
Net assets	$29,308,531	$55,698,437	$69,857,306
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,628,416	4,167,748	5,429,130
Net asset value and redemption price per share	$11.15	$13.36	$12.87
Maximum offering price per share (5.75%)(1)	$11.83	$14.18	$13.66
Class B:
Net assets	$5,572,658	$18,997,645	$19,371,493
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	502,788	1,445,842	1,527,397
Net asset value and redemption price per share(2)	$11.08	$13.14	$12.68
Maximum offering price per share	$11.08	$13.14	$12.68
Class C:
Net assets	$1,374,886	$2,403,791	$2,196,902
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	122,866	181,802	170,866
Net asset value and redemption price per share(2)	$11.19	$13.22	$12.86
Maximum offering price per share	$11.19	$13.22	$12.86
Class I:
Net assets	$8,529,092	$20,769,215	$15,727,014
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	755,121	1,539,146	1,208,221
Net asset value and redemption price per share	$11.30	$13.49	$13.02
Maximum offering price per share	$11.30	$13.49	$13.02
Class O:
Net assets	$281,813	$434,286	$215,372
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	25,257	32,509	16,738
Net asset value and redemption price per share	$11.16	$13.36	$12.87
Maximum offering price per share	$11.16	$13.36	$12.87

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,164,461	$2,298,779	$739,349
Interest	47,620	22,875	17,940
Securities lending income	5,236	24,045	43,696
Total investment income	4,217,317	2,345,699	800,985
EXPENSES:
Investment management fees	1,013,878	750,730	360,343
Distribution and service fees:
Class A	277,408	221,613	86,377
Class B	162,687	157,867	78,935
Class C	57,750	74,973	29,904
Class O	81,209	62,906	49,128
Class R	63,182	71,736	32,948
Transfer agent fees	222,700	214,700	123,554
Administrative service fees	180,246	133,464	64,061
Shareholder reporting expense	57,808	48,678	21,560
Registration fees	35,293	35,748	31,290
Professional fees	40,428	30,978	14,429
Custody and accounting expense	35,136	26,724	33,505
Directors fees	15,632	12,078	5,842
Miscellaneous expense	14,152	11,476	5,759
Interest expense	1,527	701	—
Total expenses	2,259,036	1,854,372	937,635
Net waived and reimbursed fees	(41,191)	(14,991)	(60,989)
Net expenses	2,217,845	1,839,381	876,646
Net investment income (loss)	1,999,472	506,318	(75,661)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	14,985,728	12,804,238	3,229,302
Futures	29,819	(11,015)	—
Net realized gain on investments and futures	15,015,547	12,793,223	3,229,302
Net change in unrealized appreciation or depreciation on:
Investments	28,520,730	2,533,600	6,101,258
Futures	6,016	18,298	—
Net change in unrealized appreciation or depreciation on investments and futures	28,526,746	2,551,898	6,101,258
Net realized and unrealized gain on investments and futures	43,542,293	15,345,121	9,330,560
Increase in net assets resulting from operations	$45,541,765	$15,851,439	$9,254,899
* Foreign taxes withheld	$—	$—	$373

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

ING Strategic Allocation	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	Moderate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$170,894	$687,000	$607,238
Interest	704,855	505,757	956,026
Securities lending income	5,767	5,566	7,763
Total investment income	881,516	1,198,323	1,571,027
EXPENSES:
Investment management fees	177,680	387,569	419,212
Distribution and service fees:
Class A	36,984	70,520	85,999
Class B	26,696	87,859	91,924
Class C	5,747	9,620	9,385
Class O	8	17	8
Transfer agent fees	7,039	13,181	14,810
Administrative service fees	17,768	38,757	41,922
Shareholder reporting expense	4,392	6,630	14,577
Registration fees	25,240	23,419	25,199
Professional fees	5,378	9,622	10,396
Custody and accounting expense	18,412	23,121	24,813
Directors fees	1,830	2,822	3,660
Miscellaneous expense	2,874	3,170	6,104
Total expenses	330,048	676,307	748,009
Net waived and reimbursed fees	(61,283)	(24,088)	(62,420)
Net expenses	268,765	652,219	685,589
Net investment income	612,751	546,104	885,438
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	903,666	3,071,140	2,494,708
Foreign currency related transactions	(6,714)	(5,974)	(16,750)
Futures	(9,591)	10,450	(828)
Net realized gain on investments, foreign currency related transactions, and futures	887,361	3,075,616	2,477,130
Net change in unrealized appreciation or depreciation on:
Investments	1,164,917	3,900,207	4,059,254
Foreign currency related transactions	(230)	(1,039)	(245)
Futures	9,224	11,910	3,926
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	1,173,911	3,911,078	4,062,935
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	2,061,272	6,986,694	6,540,065
Increase in net assets resulting from operations	$2,674,023	$7,532,798	$7,425,503
* Foreign taxes withheld	$2,088	$7,662	$5,464

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Six Months Ended November 30, 2006	Year Ended Ended May 30, 2006	Six Months Ended November 30, 2006	Year Ended Ended May 30, 2006
FROM OPERATIONS:
Net investment income	$1,999,472	$4,269,382	$506,318	$728,994
Net realized gain on investments and futures	15,015,547	66,195,678	12,793,223	28,098,793
Net change in unrealized appreciation or depreciation on investments and futures	28,526,746	(34,476,506)	2,551,898	15,168,782
Net increase in net assets resulting from operations	45,541,765	35,988,554	15,851,439	43,996,569
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,863,363)	—	(393,806)
Class B	—	(15,751)	—	—
Class C	—	(44,476)	—	—
Class I	—	(1,309,239)	—	(244,590)
Class O	—	(390,305)	—	(96,207)
Class R	—	(133,501)	—	(29,887)
Net realized gains:
Class A	—	—	—	(7,622,303)
Class B	—	—	—	(1,387,646)
Class C	—	—	—	(823,976)
Class I	—	—	—	(2,555,406)
Class O	—	—	—	(1,736,607)
Class R	—	—	—	(1,036,481)
Total distributions	—	(3,756,635)	—	(15,926,909)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	42,758,309	141,783,041	35,435,249	137,864,989
Dividends reinvested	—	3,659,146	—	15,079,452
	42,758,309	145,442,187	35,435,249	152,944,441
Cost of shares redeemed	(56,728,829)	(224,081,611)	(68,397,158)	(119,836,018)
Net increase (decrease) in net assets resulting from capital share transactions	(13,970,520)	(78,639,424)	(32,961,909)	33,108,423
Net increase (decrease) in net assets	31,571,245	(46,407,505)	(17,110,470)	61,178,083
NET ASSETS:
Beginning of period	442,442,989	488,850,494	351,768,730	290,590,647
End of period	$474,014,234	$442,442,989	$334,658,260	$351,768,730
Undistributed net investment income at end of period	$3,934,652	$1,935,180	$686,911	$180,593

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus SmallCap Fund		ING Strategic Allocation Conservative Fund
	Six Months Ended November 30, 2006	Year Ended Ended May 30, 2006	Six Months Ended November 30, 2006	Year Ended Ended May 30, 2006
FROM OPERATIONS:
Net investment income (loss)	$(75,661)	$(7,023)	$612,751	$1,055,947
Net realized gain on investments, foreign currency related transactions, and futures	3,229,302	12,084,233	887,361	1,128,425
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	6,101,258	11,296,543	1,173,911	(438,205)
Net increase in net assets resulting from operations	9,254,899	23,373,753	2,674,023	1,746,167
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	—	(675,569)
Class B	—	—	—	(62,308)
Class C	—	—	—	(8,027)
Class I	—	—	—	(201,616)
Net realized gains:
Class A	—	(1,264,131)	—	(1,040,625)
Class B	—	(343,013)	—	(124,726)
Class C	—	(156,568)	—	(17,800)
Class I	—	(219,243)	—	(276,736)
Class O	—	(657,763)	—	—
Class R	—	(125,149)	—	—
Total distributions	—	(2,765,867)	—	(2,407,407)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,618,097	109,471,121	9,347,272	14,547,828
Dividends reinvested	—	2,604,840	—	2,337,805
	22,618,097	112,075,961	9,347,272	16,885,633
Cost of shares redeemed	(27,959,590)	(83,456,424)	(12,022,530)	(17,099,097)
Net increase (decrease) in net assets resulting from capital share transactions	(5,341,493)	28,619,537	(2,675,258)	(213,464)
Net increase (decrease) in net assets	3,913,406	49,227,423	(1,235)	(874,704)
NET ASSETS:
Beginning of period	162,402,193	113,174,770	45,068,215	45,942,919
End of period	$166,315,599	$162,402,193	$45,066,980	$45,068,215
Undistributed net investment income (accumulated net investment loss) at end of period	$(75,661)	$—	$1,110,979	$498,228

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Strategic Allocation Growth Fund		ING Strategic Allocation Moderate Fund
	Six Months Ended November 30, 2006	Year Ended Ended May 30, 2006	Six Months Ended November 30, 2006	Year Ended Ended May 30, 2006
FROM OPERATIONS:
Net investment income	$546,104	$1,004,493	$885,438	$1,581,099
Net realized gain on investments, foreign currency related transactions, and futures	3,075,616	4,855,283	2,477,130	4,182,593
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	3,911,078	1,826,499	4,062,935	337,594
Net increase in net assets resulting from operations	7,532,798	7,686,275	7,425,503	6,101,286
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(484,050)	—	(986,176)
Class B	—	(46,096)	—	(133,157)
Class C	—	(5,195)	—	(10,388)
Class I	—	(237,094)	—	(280,525)
Total distributions	—	(772,435)	—	(1,410,246)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,400,918	33,542,925	13,918,121	34,102,798
Dividends reinvested	—	758,485	—	1,371,363
	12,400,918	34,301,410	13,918,121	35,474,161
Cost of shares redeemed	(20,442,560)	(25,312,707)	(17,257,604)	(40,916,359)
Net increase (decrease) in net assets resulting from capital share transactions	(8,041,642)	8,988,703	(3,339,483)	(5,442,198)
Net increase (decrease) in net assets	(508,844)	15,902,543	4,086,020	(751,158)
NET ASSETS:
Beginning of period	98,812,218	82,909,675	103,282,067	104,033,225
End of period	$98,303,374	$98,812,218	$107,368,087	$103,282,067
Undistributed net investment income at end of period	$1,126,366	$580,262	$1,670,714	$785,276

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.17	15.21	14.19	12.27	13.68	13.72	18.64
Income (loss) from investment operations:
Net investment income	$0.08	0.14 **	0.16	0.10	0.10	0.05	0.09
Net realized and unrealized gain (loss) on investments and futures	$1.63	0.95	1.02	1.91	(1.40)	0.00 *	(4.96)
Total from investment operations	$1.71	1.09	1.18	2.01	(1.30)	0.05	(4.87)
Less distributions from:
Net investment income	$—	0.13	0.16	0.09	0.11	0.09	0.05
Total distributions	$—	0.13	0.16	0.09	0.11	0.09	0.05
Net asset value, end of period	$17.88	16.17	15.21	14.19	12.27	13.68	13.72
Total Return(2)%	10.58	7.14	8.33	16.40	(9.48)	0.34	(26.19)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$229,098	217,766	259,323	265,436	207,230	183,379	173,369
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.95	0.95	0.93	0.94	0.95	0.94	0.91
Gross expenses prior to expense reimbursement/recoupment(3)%	0.97	0.95	0.93	0.93	0.97	0.94	0.91
Net investment income after reimbursement/recoupment(3)(4)%	0.92	0.89	1.08	0.76	0.88	0.56	0.58
Portfolio turnover rate %	60	133	78	79	112	87	117
	Class B
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.07	15.12	14.11	12.21	13.59	13.60	18.57
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.03	0.05	(0.01)	0.02	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and futures	$1.61	0.93	1.00	1.92	(1.40)	0.01	(4.94)
Total from investment operations	$1.64	0.96	1.05	1.91	(1.38)	(0.01)	(4.97)
Less distributions from:
Net investment income	$—	0.01	0.04	0.01	0.00 *	—	—
Total distributions	$—	0.01	0.04	0.01	0.00 *	—	—
Net asset value, end of period	$17.71	16.07	15.12	14.11	12.21	13.59	13.60
Total Return(2)%	10.21	6.33	7.45	15.61	(10.14)	(0.07)	(26.76)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$32,293	33,911	37,706	37,382	24,228	27,672	28,933
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.70	1.70	1.68	1.69	1.70	1.69	1.66
Gross expenses prior to expense reimbursement/recoupment(3)%	1.72	1.70	1.68	1.68	1.72	1.69	1.66
Net investment income (loss) after reimbursement/recoupment(3)(4)%	0.16	0.14	0.34	(0.01)	0.13	(0.19)	(0.17)
Portfolio turnover rate %	60	133	78	79	112	87	117

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount is less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.18	15.22	14.19	12.27	13.64	13.64	18.57
Income (loss) from investment operations:
Net investment income	$0.04	0.07	0.10	0.03	0.05	0.02	0.03
Net realized and unrealized gain (loss) on investments and futures	$1.63	0.93	1.00	1.91	(1.40)	(0.02)	(4.96)
Total from investment operations	$1.67	1.00	1.10	1.94	(1.35)	0.00 *	(4.93)
Less distributions from:
Net investment income	$—	0.04	0.07	0.02	0.02	—	—
Total distributions	$—	0.04	0.07	0.02	0.02	—	—
Net asset value, end of period	$17.85	16.18	15.22	14.19	12.27	13.64	13.64
Total Return(2)%	10.32	6.59	7.77	15.86	(9.88)	0.00	(26.55)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$16,321	15,113	17,146	18,846	16,434	23,267	27,742
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.45	1.45	1.43	1.44	1.45	1.44	1.41
Gross expenses prior to expense reimbursement/recoupment(3)%	1.47	1.45	1.43	1.43	1.46	1.44	1.41
Net investment income after reimbursement/recoupment(3)(4)%	0.42	0.39	0.58	0.25	0.37	0.07	0.08
Portfolio turnover rate %	60	133	78	79	112	87	117
	Class I
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.29	15.34	14.31	12.37	13.78	13.83	18.79
Income (loss) from investment operations:
Net investment income	$0.11	0.18 **	0.21	0.15	0.14	0.07	0.14
Net realized and unrealized gain (loss) on investments and futures	$1.64	0.94	1.02	1.90	(1.41)	0.01	(5.01)
Total from investment operations	$1.75	1.12	1.23	2.05	(1.27)	0.08	(4.87)
Less distributions from:
Net investment income	$—	0.17	0.20	0.11	0.14	0.13	0.09
Total distributions	$—	0.17	0.20	0.11	0.14	0.13	0.09
Net asset value, end of period	$18.04	16.29	15.34	14.31	12.37	13.78	13.83
Total Return(2)%	10.74	7.29	8.62	16.69	(9.18)	0.51	(26.03)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$94,574	91,633	120,969	129,534	149,091	155,948	136,852
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.70	0.70	0.68	0.69	0.70	0.69	0.66
Gross expenses prior to expense reimbursement/recoupment(3)%	0.72	0.70	0.68	0.68	0.72	0.69	0.66
Net investment income after reimbursement/recoupment(3)(4)%	1.17	1.14	1.34	1.01	1.13	0.81	0.83
Portfolio turnover rate %	60	133	78	79	112	87	117

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount is less than $0.005 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	August 1, 2001(2) to October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.22	15.27	14.26	12.33	13.76	13.83	15.66
Income (loss) from investment operations:
Net investment income	$0.07	0.13	0.15	0.09	0.09	0.07	0.07
Net realized and unrealized gain (loss) on investments and futures	$1.65	0.96	1.03	1.94	(1.40)	(0.02)	(1.90)
Total from investment operations	$1.72	1.09	1.18	2.03	(1.31)	0.05	(1.83)
Less distributions from:
Net investment income	$—	0.14	0.17	0.10	0.12	0.12	—
Total distributions	$—	0.14	0.17	0.10	0.12	0.12	—
Net asset value, end of period	$17.94	16.22	15.27	14.26	12.33	13.76	13.83
Total Return(3)%	10.60	7.11	8.27	16.50	(9.46)	0.34	(11.69)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$74,042	59,536	37,242	20,068	4,854	1,119	18
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	0.95	0.95	0.93	0.94	0.95	0.94	0.91
Gross expenses prior to expense reimbursement/recoupment(4)%	0.97	0.95	0.93	0.93	0.97	0.94	0.91
Net investment income after expense reimbursement/recoupment(4)(5)%	0.92	0.89	1.06	0.75	0.91	0.50	0.58
Portfolio turnover rate %	60	133	78	79	112	87	117

	Class R
	Six Months Ended November 30,	Year Ended May 31,		December 8, 2003(2) to May 31,
	2006	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$16.08	15.14	14.17	13.52
Income from investment operations:
Net investment income	$0.05	0.09	0.11	0.12
Net realized and unrealized gain on investments and futures	$1.63	0.95	1.02	0.64
Total from investment operations	$1.68	1.04	1.13	0.76
Less distributions from:
Net investment income	$—	0.10	0.16	0.11
Total distributions	$—	0.10	0.16	0.11
Net asset value, end of period	$17.76	16.08	15.14	14.17
Total Return(3)%	10.45	6.89	7.99	4.81
Ratios and Supplemental Data:
Net assets, end of period (000's)	$27,686	24,484	16,463	3,244
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.20	1.20	1.18	1.19
Gross expenses prior to expense reimbursement/recoupment(4)%	1.22	1.20	1.18	1.19
Net investment income after expense reimbursement/recoupment(4)(5)%	0.68	0.64	0.79	0.46
Portfolio turnover rate %	60	133	78	79

(1)  The Fund changed its fiscal year end to May 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.68	16.25	14.45	11.64	12.92	10.98	14.72
Income (loss) from investment operations:
Net investment income	$0.04	0.05	0.04	0.03	0.02	0.01	0.03
Net realized and unrealized gain (loss) on investments	$0.87	2.17	1.84	2.79	(1.20)	1.96	(1.73)
Total from investment operations	$0.91	2.22	1.88	2.82	(1.18)	1.97	(1.70)
Less distributions from:
Net investment income	$—	0.04	0.02	0.01	—	0.03	0.02
Net realized gain from investments	$—	0.75	0.06	—	0.10	—	2.02
Total distributions	$—	0.79	0.08	0.01	0.10	0.03	2.04
Net asset value, end of period	$18.59	17.68	16.25	14.45	11.64	12.92	10.98
Total Return(2)%	5.15	13.82	13.01	24.27	(9.10)	17.94	(12.79)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$176,048	187,657	155,222	120,295	55,636	41,127	18,805
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.00	1.00	1.00	1.00	0.99	1.00	1.00
Gross expenses prior to expense reimbursement/recoupment(3)%	1.01	0.98	0.99	1.11	1.38	1.31	1.50
Net investment income after reimbursement/recoupment(3)(4)%	0.41	0.29	0.28	0.30	0.26	0.15	0.28
Portfolio turnover rate %	33	111	93	112	128	190	181
	Class B
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.98	15.71	14.07	11.40	12.76	10.87	14.62
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.08)	(0.07)	(0.05)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	$0.83	2.10	1.77	2.72	(1.22)	1.92	(1.72)
Total from investment operations	$0.80	2.02	1.70	2.67	(1.26)	1.89	(1.77)
Less distributions from:
Net realized gain from investments	$—	0.75	0.06	—	0.10	—	1.98
Total distributions	$—	0.75	0.06	—	0.10	—	1.98
Net asset value, end of period	$17.78	16.98	15.71	14.07	11.40	12.76	10.87
Total Return(2)%	4.71	13.01	12.08	23.42	(9.84)	17.39	(13.39)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$31,342	33,369	27,500	20,839	7,733	3,942	1,405
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.75	1.75	1.75	1.75	1.74	1.75	1.75
Gross expenses prior to expense reimbursement/recoupment(3)%	1.76	1.73	1.74	1.86	2.13	2.06	2.25
Net investment loss after reimbursement/recoupment(3)(4)%	(0.34)	(0.46)	(0.47)	(0.44)	(0.47)	(0.59)	(0.47)
Portfolio turnover rate %	33	111	93	112	128	190	181

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.20	15.86	14.17	11.45	12.79	10.87	14.60
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.85	2.13	1.78	2.75	(1.22)	1.94	(1.73)
Total from investment operations	$0.84	2.09	1.75	2.72	(1.24)	1.92	(1.75)
Less distributions from:
Net realized gain from investments	$—	0.75	0.06	—	0.10	—	1.98
Total distributions	$—	0.75	0.06	—	0.10	—	1.98
Net asset value, end of period	$18.04	17.20	15.86	14.17	11.45	12.79	10.87
Total Return(2)%	4.88	13.33	12.35	23.76	(9.66)	17.57	(13.19)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$20,522	20,575	15,613	11,885	5,363	3,200	1,791
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)	%1.50	1.50	1.50	1.50	1.49	1.50	1.50
Gross expenses prior to expense reimbursement/recoupment(3)%	1.51	1.48	1.49	1.61	1.88	1.81	2.00
Net investment loss after reimbursement/recoupment(3)(4)	%(0.09)	(0.21)	(0.22)	(0.20)	(0.22)	(0.34)	(0.22)
Portfolio turnover rate %	33	111	93	112	128	190	181
	Class I
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.90	16.43	14.60	11.74	13.00	11.05	14.78
Income (loss) from investment operations:
Net investment income	$0.06	0.10 *	0.06	0.06	0.05	0.04	0.11
Net realized and unrealized gain (loss) on investments	$0.88	2.19	1.87	2.83	(1.21)	1.96	(1.78)
Total from investment operations	$0.94	2.29	1.93	2.89	(1.16)	2.00	(1.67)
Less distributions from:
Net investment income	$—	0.07	0.04	0.03	—	0.05	0.04
Net realized gain from investments	$—	0.75	0.06	—	0.10	—	2.02
Total distributions	$—	0.82	0.10	0.03	0.10	0.05	2.06
Net asset value, end of period	$18.84	17.90	16.43	14.60	11.74	13.00	11.05
Total Return(2)%	5.25	14.13	13.23	24.61	(8.89)	18.13	(12.52)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$25,657	29,278	45,120	21,187	12,007	11,459	456
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Gross expenses prior to expense reimbursement/recoupment(3)%	0.76	0.73	0.74	0.86	1.13	1.06	1.25
Net investment income after reimbursement/recoupment(3)(4)%	0.66	0.54	0.56	0.54	0.50	0.37	0.53
Portfolio turnover rate %	33	111	93	112	128	190	181

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	August 1, 2001(2) to October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.75	16.31	14.52	11.69	12.97	11.04	12.42
Income (loss) from investment operations:
Net investment income	$0.04	0.04	0.04	0.02	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investments	$0.87	2.19	1.83	2.83	(1.20)	1.95	(1.41)
Total from investment operations	$0.91	2.23	1.87	2.85	(1.18)	1.98	(1.38)
Less distributions from:
Net investment income	$—	0.04	0.02	0.02	—	0.05	—
Net realized gain from investments	$—	0.75	0.06	—	0.10	—	—
Total distributions	$—	0.79	0.08	0.02	0.10	0.05	—
Net asset value, end of period	$18.66	17.75	16.31	14.52	11.69	12.97	11.04
Total Return(3)%	5.13	13.85	12.91	24.38	(9.06)	17.94	(11.11)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$52,478	51,251	32,350	20,705	4,658	2,020	30
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.00	1.00	1.00	1.00	0.99	1.00	1.00
Gross expenses prior to expense reimbursement/recoupment(4)%	1.01	0.99	0.99	1.11	1.38	1.31	1.50
Net investment income after reimbursement/recoupment(4)(5)%	0.41	0.29	0.29	0.33	0.29	0.15	0.28
Portfolio turnover rate %	33	111	93	112	128	190	181

	Class R
	Six Months Ended November 30,	Year Ended May 31,			October 24, 2003(2) to May 31,
	2006	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$17.56	16.16		14.43	12.91
Income (loss) from investment operations:
Net investment income	$0.02	0.00	*	0.01	0.03
Net realized and unrealized gain on investments	$0.86	2.17		1.81	1.52
Total from investment operations	$0.88	2.17		1.82	1.55
Less distributions from:
Net investment income	$—	0.02		0.03	0.03
Net realized gain from investments	$—	0.75		0.06	—
Total distributions	$—	0.77		0.09	0.03
Net asset value, end of period	$18.44	17.56		16.16	14.43
Total Return(3)%	5.01	13.60		12.64	12.00
Ratios and Supplemental Data:
Net assets, end of period (000's)	$28,611	29,639		14,785	5,489
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.25	1.25		1.25	1.25
Gross expenses prior to expense reimbursement/recoupment(4)%	1.26	1.24		1.24	1.36
Net investment income after reimbursement/recoupment(4)(5)%	0.15	0.04		0.08	0.16
Portfolio turnover rate %	33	111		93	112

(1)  The Fund changed its fiscal year end to May 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount is less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006		2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.78		16.46	14.72	11.41	12.78	10.72	11.61
Income (loss) from investment operations:
Net investment income (loss)	$0.00	*	0.02	0.02	(0.01)	0.00 *	—	(0.02)
Net realized and unrealized gain (loss) on investments	$1.09		2.67	2.25	3.32	(1.24)	2.06	(0.87)
Total from investment operations	$1.09		2.69	2.27	3.31	(1.24)	2.06	(0.89)
Less distributions from:
Net realized gain from investments	$—		0.37	0.53	—	0.13	—	—
Total distributions	$—		0.37	0.53	—	0.13	—	—
Net asset value, end of period	$19.87		18.78	16.46	14.72	11.41	12.78	10.72
Total Return(2)%	5.80		16.45	15.49	29.01	(9.64)	19.22	(7.67)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$69,548		71,251	53,323	39,803	18,016	9,316	5,020
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00		1.00	1.00	0.99	0.98	1.00	1.00
Gross expenses prior to expense reimbursement(3)%	1.07		1.07	1.12	1.39	2.37	2.11	2.10
Net investment income (loss) after reimbursement(3)(4)%	0.00	*	0.10	0.14	(0.10)	0.00	(0.06)	(0.16)
Portfolio turnover rate %	39		109	83	126	129	61	118
	Class B
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006		2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.76		15.71	14.17	11.06	12.50	10.52	11.48
Income (loss) from investment operations:
Net investment loss	$(0.07)		(0.11)	(0.08)	(0.08)	(0.06)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	$1.03		2.53	2.15	3.19	(1.25)	2.00	(0.88)
Total from investment operations	$0.96		2.42	2.07	3.11	(1.31)	1.98	(0.96)
Less distributions from:
Net realized gain from investments	$—		0.37	0.53	—	0.13	—	—
Total distributions	$—		0.37	0.53	—	0.13	—	—
Net asset value, end of period	$18.72		17.76	15.71	14.17	11.06	12.50	10.52
Total Return(2)%	5.41		15.51	14.67	28.12	(10.42)	18.73	(8.36)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$16,061		16,598	13,653	9,431	3,586	2,246	498
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.75		1.75	1.75	1.74	1.73	1.75	1.75
Gross expenses prior to expense reimbursement(3)%	1.82		1.82	1.87	2.14	3.12	2.86	2.85
Net investment loss after reimbursement(3)(4)%	(0.75)		(0.64)	(0.62)	(0.83)	(0.75)	(0.75)	(0.91)
Portfolio turnover rate %	39		109	83	126	129	61	118

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount is less than $0.005 per share or 0.01%.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.06	15.91	14.31	11.15	12.56	10.57	11.50
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.06)	(0.05)	(0.07)	(0.03)	(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	$1.04	2.58	2.18	3.23	(1.25)	2.01	(0.84)
Total from investment operations	$1.00	2.52	2.13	3.16	(1.28)	1.99	(0.93)
Less distributions from:
Net realized gain from investments	$—	0.37	0.53	—	0.13	—	—
Total distributions	$—	0.37	0.53	—	0.13	—	—
Net asset value, end of period	$19.06	18.06	15.91	14.31	11.15	12.56	10.57
Total Return(2)%	5.54	15.95	14.95	28.34	(10.13)	18.83	(8.09)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$8,461	7,965	6,050	4,970	2,202	893	395
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50	1.50	1.50	1.49	1.48	1.50	1.50
Gross expenses prior to expense reimbursement(3)%	1.57	1.57	1.62	1.89	2.87	2.61	2.60
Net investment loss after reimbursement(3)(4)%	(0.50)	(0.40)	(0.36)	(0.59)	(0.50)	(0.53)	(0.66)
Portfolio turnover rate %	39	109	83	126	129	61	118
	Class I
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$19.17	16.75	14.94	11.55	12.90	10.80	11.66
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.04 *	0.04	0.02	0.01	0.07	0.01
Net realized and unrealized gain (loss) on investments	$1.12	2.75	2.30	3.37	(1.23)	2.03	(0.87)
Total from investment operations	$1.14	2.79	2.34	3.39	(1.22)	2.10	(0.86)
Less distributions from:
Net realized gain from investments	$—	0.37	0.53	—	0.13	—	—
Total distributions	$—	0.37	0.53	—	0.13	—	—
Net asset value, end of period	$20.31	19.17	16.75	14.94	11.55	12.90	10.80
Total Return(2)%	5.95	16.77	15.74	29.35	(9.40)	19.44	(7.38)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$17,316	13,787	7,414	1,705	955	322	3,600
Ratios to average net assets:
Net expenses after expense
reimbursement(3)(4) Gross expenses prior to expense reimbursement(3)	%0.75%0.82	0.75 0.82	0.75 0.87	0.74 1.14	0.73 2.12	0.75 1.86	0.75 1.85
Net investment income after
reimbursement(3)(4)%	0.25	0.23	0.38	0.14	0.18	0.10	0.09
Portfolio turnover rate %	39	109	83	126	129	61	118

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30,		Year Ended May 31,					Seven Months Ended May 31,	August 1, 2001(2) to October 31,
	2006		2006	2005	2004		2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.91		16.58	14.82	11.47		12.85	10.79	12.03
Income (loss) from investment operations:
Net investment income	$0.00	*	0.02	0.02	0.00	*	0.00 *	—	—
Net realized and unrealized gain (loss) on investments	$1.10		2.68	2.27	3.35		(1.25)	2.06	(1.24)
Total from investment operations	$1.10		2.70	2.29	3.35		(1.25)	2.06	(1.24)
Less distributions from:
Net realized gain from investments	$—		0.37	0.53	—		0.13	—	—
Total distributions	$—		0.37	0.53	—		0.13	—	—
Net asset value, end of period	$20.01		18.91	16.58	14.82		11.47	12.85	10.79
Total Return(3)%	5.82		16.39	15.52	29.21		(9.67)	19.18	(10.31)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$40,264		40,479	28,992	17,369		2,333	1,113	41
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.00		1.00	1.00	0.99		0.98	1.00	1.00
Gross expenses prior to expense reimbursement(4)%	1.07		1.07	1.12	1.39		2.37	2.11	2.10
Net investment income (loss) after reimbursement(4)(5)%	0.00	*	0.10	0.13	(0.04)		(0.01)	0.01	(0.16)
Portfolio turnover rate %	39		109	83	126		129	61	118

	Class R
	Six Months Ended November 30,	Year Ended May 31,			December 8, 2003(2) to May 31,
	2006	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$18.71	16.45		14.75	13.97
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.03	)**	(0.02)	0.00 *
Net realized and unrealized gain on investments	$1.08	2.66		2.25	0.78
Total from investment operations	$1.06	2.63		2.23	0.78
Less distributions from:
Net realized gain from investments	$—	0.37		0.53	—
Total distributions	$—	0.37		0.53	—
Net asset value, end of period	$19.77	18.71		16.45	14.75
Total Return(3)%	5.67	16.09		15.19	5.58
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,665	12,321		3,742	1,256
Ratios to average net assets:
Net Expenses after expense reimbursement/recoupment(4)(5)%	1.25	1.25		1.25	0.99
Gross expenses prior to expense reimbursement/recoupment(4)%	1.32	1.32		1.37	1.60
Net investment income (loss) after expense reimbursement/recoupment(4)(5)%	(0.25)	(0.17)		(0.14)	0.02
Portfolio turnover rate %	39	109		83	126

(1)  The Fund changed its fiscal year end to May 31.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount is less than $0.005 per share or 0.01%.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.49	10.65	10.07	9.49	9.74	9.71	10.62
Income (loss) from investment operations:
Net investment income	$0.15	0.25	0.21	0.14	0.16	0.11	0.29
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.51	0.15	0.57	0.55	(0.28)	0.29	(0.86)
Total from investment operations	$0.66	0.40	0.78	0.69	(0.12)	0.40	(0.57)
Less distributions from:
Net investment income	$—	0.22	0.20	0.11	0.13	0.37	0.34
Net realized gain from investments	$—	0.34	—	—	—	—	—
Total distributions	$—	0.56	0.20	0.11	0.13	0.37	0.34
Net asset value, end of period	$11.15	10.49	10.65	10.07	9.49	9.74	9.71
Total Return(2)%	6.29	3.82	7.77	7.30	(1.12)	4.24	(5.50)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$29,309	30,763	32,698	31,488	29,223	23,120	20,973
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.15	1.15	1.15	1.15	1.15	1.15	1.15
Gross expenses prior to expense reimbursement(3)%	1.42	1.38	1.37	1.42	1.65	1.56	1.50
Net investment income after reimbursement(3)(4)	%2.82	2.28	1.90	1.38	1.82	1.99	3.05
Portfolio turnover rate %	156	364	327	372	286	101	165
	Class B
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.47	10.65	10.10	9.52	9.80	9.73	10.63
Income (loss) from investment operations:
Net investment income	$0.11	0.17 *	0.10	0.05	0.10	0.04	0.27
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.50	0.16	0.59	0.57	(0.28)	0.31	(0.91)
Total from investment operations	$0.61	0.33	0.69	0.62	(0.18)	0.35	(0.64)
Less distributions from:
Net investment income	$—	0.17	0.14	0.04	0.10	0.28	0.26
Net realized gain from investments	$—	0.34	—	—	—	—	—
Total distributions	$—	0.51	0.14	0.04	0.10	0.28	0.26
Net asset value, end of period	$11.08	10.47	10.65	10.10	9.52	9.80	9.73
Total Return(2)%	5.83	3.13	6.89	6.52	(1.77)	3.66	(6.14)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$5,573	4,694	2,457	1,179	669	217	125
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90	1.90	1.90	1.90	1.90	1.90	1.90
Gross expenses prior to expense reimbursement(3)%	2.17	2.13	2.12	2.17	2.40	2.31	2.25
Net investment income after reimbursement(3)(4)%	2.08	1.60	1.18	0.63	1.07	1.21	2.30
Portfolio turnover rate %	156	364	327	372	286	101	165

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.57	10.74		10.12	9.54	9.76	9.69	10.59
Income (loss) from investment operations:
Net investment income	$0.11	0.18	*	0.12	0.05	0.10	0.09	0.24
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.51	0.14		0.58	0.56	(0.28)	0.27	(0.88)
Total from investment operations	$0.62	0.32		0.70	0.61	(0.18)	0.36	(0.64)
Less distributions from:
Net investment income	$—	0.15		0.08	0.03	0.04	0.29	0.26
Net realized gain from investments	$—	0.34		—	—	—	—	—
Total distributions	$—	0.49		0.08	0.03	0.04	0.29	0.26
Net asset value, end of period	$11.19	10.57		10.74	10.12	9.54	9.76	9.69
Total Return(2)%	5.87	3.04		6.96	6.45	(1.80)	3.74	(6.18)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1,375	1,002		480	413	201	240	251
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90	1.90		1.90	1.90	1.90	1.90	1.90
Gross expenses prior to expense reimbursement(3)%	2.17	2.13		2.12	2.17	2.40	2.31	2.25
Net investment income after reimbursement(3)(4)%	2.08	1.63		1.14	0.63	1.07	1.23	2.30
Portfolio turnover rate %	156	364		327	372	286	101	165
	Class I
	Six Months Ended November 30,	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.62	10.77		10.18	9.59	9.84	9.82	10.73
Income (loss) from investment operations:
Net investment income	$0.17	0.27	*	0.24	0.20	0.20	0.13	0.37
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.51	0.17		0.57	0.52	(0.29)	0.29	(0.92)
Total from investment operations	$0.68	0.44		0.81	0.72	(0.09)	0.42	(0.55)
Less distributions from:
Net investment income	$—	0.25		0.22	0.13	0.16	0.40	0.36
Net realized gain from investments	$—	0.34		—	—	—	—	—
Total distributions	$—	0.59		0.22	0.13	0.16	0.40	0.36
Net asset value, end of period	$11.30	10.62		10.77	10.18	9.59	9.84	9.82
Total Return(2)%	6.40	4.13		8.05	7.57	(0.87)	4.34	(5.24)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$8,529	8,609		10,308	10,758	18,127	18,994	20,201
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.90	0.90		0.90	0.90	0.90	0.90	0.90
Gross expenses prior to expense reimbursement(3)%	1.17	1.13		1.12	1.17	1.40	1.31	1.25
Net investment income after reimbursement(3)(4)%	3.07	2.52		2.15	1.63	2.07	2.25	3.30
Portfolio turnover rate %	156	364		327	372	286	101	165

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

	Class O
	November 15, 2006(1) to November 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.08
Income from investment operations:
Net investment income	$0.00	*†
Net realized and unrealized gain on investments, foreign currency related transactions and futures	$0.08
Total from investment operations	$0.08
Less distributions from:
Net investment income	$—
Net realized gains on investments	$—
Return of capital	$—
Total distributions	$—
Net asset value, end of period	$11.16
Total Return(2)%	0.72
Ratios/Supplemental Data:
Net assets, end of period ($000)	$282
Ratio to average net assets:
Net expenses after expense waiver/reimbursement(3)(4)%	1.15
Gross expenses prior to expense waiver/reimbursement(3)%	1.42
Net investment income after expense waiver/reimbursement(3)(4)%	4.47
Portfolio turnover rate %	156

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for period less than one year is not annualized.

(3)  Annualized for period less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.36	11.43	10.48	9.22	10.05	9.52	11.93
Income (loss) from investment operations:
Net investment income	$0.08	0.13	0.11	0.07	0.06	0.04	0.13
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.92	0.90	0.95	1.28	(0.87)	0.62	(2.40)
Total from investment operations	$1.00	1.03	1.06	1.35	(0.81)	0.66	(2.27)
Less distributions from:
Net investment income	$—	0.10	0.11	0.09	0.02	0.13	0.14
Total distributions	$—	0.10	0.11	0.09	0.02	0.13	0.14
Net asset value, end of period	$13.36	12.36	11.43	10.48	9.22	10.05	9.52
Total Return(2)%	8.09	9.04	10.17	14.71	(8.02)	6.94	(19.23)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$55,698	58,010	52,992	45,103	38,801	26,925	23,011
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	1.25	1.25	1.25	1.25	1.25
Gross expenses prior to expense reimbursement(3)%	1.30	1.28	1.39	1.38	1.64	1.50	1.41
Net investment income after reimbursement(3)(4)%	1.22	1.11	1.03	0.73	0.92	0.60	1.23
Portfolio turnover rate %	110	242	224	222	236	149	242
	Class B
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.20	11.31	10.40	9.19	10.06	9.51	11.93
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.05 *	0.02	(0.01)*	0.01	(0.01)	0.05
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	$0.91	0.89	0.95	1.29	(0.88)	0.61	(2.40)
Total from investment operations	$0.94	0.94	0.97	1.28	(0.87)	0.60	(2.35)
Less distributions from:
Net investment income	$—	0.05	0.06	0.07	—	0.05	0.07
Total distributions	$—	0.05	0.06	0.07	—	0.05	0.07
Net asset value, end of period	$13.14	12.20	11.31	10.40	9.19	10.06	9.51
Total Return(2)%	7.70	8.29	9.29	13.98	(8.65)	6.36	(19.82)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$18,998	16,745	7,985	2,251	220	159	175
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	2.00	2.00	2.00	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	2.05	2.03	2.14	2.13	2.39	2.25	2.16
Net investment income (loss) after reimbursement(3)(4)%	0.47	0.45	0.31	(0.02)	0.15	(0.14)	0.48
Portfolio turnover rate %	110	242	224	222	236	149	242

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.27	11.38		10.45	9.18	10.06	9.49	11.89
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.05	*	0.02	(0.00)**	0.05	0.01	0.06
Net realized and unrealized gain (loss) on investments	$0.92	0.88		0.95	1.28	(0.93)	0.60	(2.41)
Total from investment operations	$0.95	0.93		0.97	1.28	(0.88)	0.61	(2.35)
Less distributions from:
Net investment income	$—	0.04		0.04	0.01	—	0.04	0.05
Total distributions	$—	0.04		0.04	0.01	—	0.04	0.05
Net asset value, end of period	$13.22	12.27		11.38	10.45	9.18	10.06	9.49
Total Return(2)%	7.74	8.22		9.29	13.95	(8.75)	6.48	(19.84)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,404	1,569		935	572	444	1,743	1,999
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.00	2.00		2.00	2.00	2.00	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	2.05	2.03		2.14	2.13	2.39	2.25	2.16
Net investment income (loss) after reimbursement(3)(4)%	0.48	0.40		0.29	(0.03)	0.08	(0.14)	0.48
Portfolio turnover rate %	110	242		224	222	236	149	242
	Class I
	Six Months Ended November 30,	Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006	2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.46	11.52		10.57	9.29	10.12	9.60	12.03
Income (loss) from investment operations:
Net investment income	$0.09	0.16	*	0.15	0.11	0.10	0.05	0.17
Net realized and unrealized gain (loss) on investments	$0.94	0.91		0.94	1.28	(0.89)	0.62	(2.44)
Total from investment operations	$1.03	1.07		1.09	1.39	(0.79)	0.67	(2.27)
Less distributions from:
Net investment income	$—	0.13		0.14	0.11	0.04	0.15	0.16
Total distributions	$—	0.13		0.14	0.11	0.04	0.15	0.16
Net asset value, end of period	$13.49	12.46		11.52	10.57	9.29	10.12	9.60
Total Return(2)%	8.27	9.31		10.37	15.05	(7.73)	7.05	(19.05)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$20,769	22,489		20,998	22,092	24,707	29,599	30,463
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00	1.00		1.00	1.00	1.00	1.00	1.00
Gross expenses prior to expense reimbursement(3)%	1.05	1.03		1.14	1.13	1.39	1.25	1.16
Net investment income after reimbursement(3)(4)	%1.48	1.34		1.27	0.98	1.14	0.86	1.48
Portfolio turnover rate %	110	242		224	222	236	149	242

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005 per share

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

	Class O
	November 15, 2006(1) to November 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$13.29
Income from investment operations:
Net investment income	$0.00	*†
Net realized and unrealized gain on investments, foreign currency related transactions and futures	$0.07
Total from investment operations	$0.07
Less distributions from:
Net investment income	$—
Net realized gains on investments	$—
Return of capital	$—
Total distributions	$—
Net asset value, end of period	$13.36
Total Return(2)%	0.53
Ratios/Supplemental Data:
Net assets, end of period ($000)	$434
Ratio to average net assets:
Net expenses after expense waiver/reimbursement(3)(4)%	1.25
Gross expenses prior to expense waiver/reimbursement(3)%	1.30
Net investment income after expense waiver/reimbursement(3)(4)%	1.98
Portfolio turnover rate %	110

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for period less than one year is not annualized.

(3)  Annualized for period less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.99	11.44	10.63	9.66	10.24	9.86	11.65
Income (loss) from investment operations:
Net investment income	$0.12	0.18	0.15	0.11	0.11	0.06	0.21
Net realized and unrealized gain (loss) on investments	$0.76	0.53	0.81	0.96	(0.59)	0.53	(1.76)
Total from investment operations	$0.88	0.71	0.96	1.07	(0.48)	0.59	(1.55)
Less distributions from:
Net investment income	$—	0.16	0.15	0.10	0.10	0.21	0.24
Total distributions	$—	0.16	0.15	0.10	0.10	0.21	0.24
Net asset value, end of period	$12.87	11.99	11.44	10.63	9.66	10.24	9.86
Total Return(2)%	7.34	6.27	9.09	11.13	(4.59)	6.01	(13.53)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$69,857	67,701	65,955	58,366	51,521	39,763	32,912
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.20	1.20	1.20	1.20	1.20	1.20	1.20
Gross expenses prior to expense reimbursement(3)%	1.32	1.29	1.29	1.33	1.50	1.42	1.36
Net investment income after reimbursement(3)(4)%	1.80	1.56	1.37	1.04	1.21	1.08	2.02
Portfolio turnover rate %	116	290	275	288	277	129	204
	Class B
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$11.86	11.35	10.58	9.65	10.27	9.85	11.66
Income (loss) from investment operations:
Net investment income	$0.06	0.10 *	0.05	0.04	0.02	0.03	0.14
Net realized and unrealized gain (loss) on investments	$0.76	0.52	0.81	0.96	(0.56)	0.51	(1.77)
Total from investment operations	$0.82	0.62	0.86	1.00	(0.54)	0.54	(1.63)
Less distributions from:
Net investment income	$—	0.11	0.09	0.07	0.08	0.12	0.18
Total distributions	$—	0.11	0.09	0.07	0.08	0.12	0.18
Net asset value, end of period	$12.68	11.86	11.35	10.58	9.65	10.27	9.85
Total Return(2)%	6.91	5.47	8.17	10.42	(5.25)	5.54	(14.18)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$19,371	17,363	9,164	3,578	478	128	184
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95	1.95	1.95	1.95	1.95	1.95	1.95
Gross expenses prior to expense reimbursement(3)%	2.07	2.04	2.04	2.08	2.25	2.17	2.11
Net investment income after reimbursement(3)(4)%	1.05	0.87	0.65	0.29	0.47	0.37	1.27
Portfolio turnover rate %	116	290	275	288	277	129	204

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,		Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006		2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.02		11.49		10.69	9.73	10.31	9.90	11.66
Income (loss) from investment operations:
Net investment income	$0.07	*	0.10	*	0.06	0.03	0.03	0.03	0.18
Net realized and unrealized gain (loss) on investments	$0.77		0.53		0.81	0.98	(0.58)	0.51	(1.81)
Total from investment operations	$0.84		0.63		0.87	1.01	(0.55)	0.54	(1.63)
Less distributions from:
Net investment income	$—		0.10		0.07	0.05	0.03	0.13	0.13
Total distributions	$—		0.10		0.07	0.05	0.03	0.13	0.13
Net asset value, end of period	$12.86		12.02		11.49	10.69	9.73	10.31	9.90
Total Return(2)%	6.99		5.52		8.14	10.43	(5.30)	5.52	(14.10)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,197		1,455		865	581	148	116	123
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95		1.95		1.95	1.95	1.90	1.95	1.95
Gross expenses prior to expense reimbursement(3)%	2.07		2.04		2.04	2.08	2.20	2.17	2.11
Net investment income after reimbursement(3)(4)%	1.07		0.86		0.63	0.29	0.42	0.34	1.27
Portfolio turnover rate %	116		290		275	288	277	129	204
	Class I
	Six Months Ended November 30,		Year Ended May 31,					Seven Months Ended May 31,	Year Ended October 31,
	2006		2006		2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.11		11.55		10.74	9.75	10.33	9.96	11.76
Income (loss) from investment operations:
Net investment income	$0.13	*	0.21	*	0.19	0.15	0.14	0.08	0.27
Net realized and unrealized gain (loss) on investments	$0.78		0.54		0.80	0.96	(0.59)	0.52	(1.80)
Total from investment operations	$0.91		0.75		0.99	1.11	(0.45)	0.60	(1.53)
Less distributions from:
Net investment income	$—		0.19		0.18	0.12	0.13	0.23	0.27
Total distributions	$—		0.19		0.18	0.12	0.13	0.23	0.27
Net asset value, end of period	$13.02		12.11		11.55	10.74	9.75	10.33	9.96
Total Return(2)%	7.51		6.54		9.28	11.47	(4.29)	6.11	(13.28)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$15,727		16,763		28,050	27,303	34,672	37,372	37,961
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.95		0.95		0.95	0.95	0.95	0.95	0.95
Gross expenses prior to expense reimbursement(3)%	1.07		1.04		1.04	1.08	1.25	1.17	1.11
Net investment income after reimbursement(3)(4)%	2.04		1.73		1.62	1.29	1.44	1.35	2.27
Portfolio turnover rate %	116		290		275	288	277	129	204

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION MODERATE FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

	Class O
	November 15, 2006(1) to November 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$12.80
Income from investment operations:
Net investment income	$0.00	*†
Net realized and unrealized gain on investments, foreign currency related transactions and futures	$0.07
Total from investment operations	$0.07
Less distributions from:
Net investment income	$—
Net realized gains on investments	$—
Return of capital	$—
Total distributions	$—
Net asset value, end of period	$12.87
Total Return(2)%	0.55
Ratios/Supplemental Data:
Net assets, end of period ($000)	$215
Ratio to average net assets:
Net expenses after expense waiver/reimbursement(3)(4)%	1.20
Gross expenses prior to expense waiver/reimbursement(3)%	1.32
Net investment income after expense waiver/reimbursement(3)(4)%	2.85
Portfolio turnover rate %	116

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for period less than one year is not annualized.

(3)  Annualized for period less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the "Company") was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended ("1940 Act") as an open-end management investment company. There are fifteen separate investment series which comprise the Company. The six series (each, a "Fund", collectively, the "Funds") that are in this report are: ING Index Plus LargeCap Fund ("Index Plus LargeCap"), ING Index Plus MidCap Fund ("Index Plus MidCap"), ING Index Plus SmallCap Fund ("Index Plus SmallCap") (collectively, the "Index Plus Funds"), ING Strategic Allocation Conservative Fund ("Strategic Allocation Conservative"), ING Strategic Allocation Growth Fund ("Strategic Allocation Growth") and ING Strategic Allocation Moderate Fund ("Strategic Allocation Moderate"), (collectively, the "Strategic Allocation Funds").

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The Index Plus Funds also offer Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC ("ING Investments" or "Investment Manager"), an Arizona limited liability company, serves as the investment manager to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the "Distributor") is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors (''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. For the purpose of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral. The Index Plus Funds may only invest in repurchase agreements for temporary and defensive or cash management purposes.

I.  Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K.  Illiquid and Restricted Securities. Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap may each not invest more than 10% of its net assets in illiquid securities. Strategic Allocation Conservative, Strategic Allocation Growth, and Strategic Allocation Moderate may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.  Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, the Strategic Allocation Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$272,431,529	$283,920,159
Index Plus MidCap	111,360,007	146,132,413
Index Plus SmallCap	62,756,088	68,471,688
Strategic Allocation Moderate	59,232,800	61,601,124
Strategic Allocation Growth	64,526,971	65,253,062
Strategic Allocation Conservative	21,489,804	23,307,539

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

U.S. government securities not included above were as follows:

	Purchases	Sales
Strategic Allocation Moderate	$50,324,259	$51,578,996
Strategic Allocation Growth	36,784,091	39,276,361
Strategic Allocation Conservative	41,576,809	43,769,513

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments (the "Investment Manager"). The Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion; for each of the Strategic Allocation Funds — 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company ("ILIAC"), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap and up to 0.400% of the average daily net assets associated with respect to Class A and Class I shares of Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate Funds. For the six months ended November 30, 2006, ILIAC received $902,039 for its services.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%
Strategic Allocation Conservative	0.25%	1.00%	1.00%	0.25%	N/A
Strategic Allocation Growth	0.25%	1.00%	1.00%	0.25%	N/A
Strategic Allocation Moderate	0.25%	1.00%	1.00%	0.25%	N/A

Presently, the Funds' class specific expenses include a Distribution Fee or Service Fees incurred in connection with Class A, a combined Distribution and Service Fees in connection with Class B and Class C shares and Services Fees in connection with Class O shares. For the six months ended November 30, 2006, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares
Initial Sales Charges:
Index Plus LargeCap	$7,205	N/A	N/A
Index Plus MidCap	5,954	N/A	N/A
Index Plus SmallCap	4,820	N/A	N/A
Strategic Allocation Conservative	1,668	N/A	N/A
Strategic Allocation Growth	4,290	N/A	N/A
Strategic Allocation Moderate	2,539	N/A	N/A
	Class A Shares	Class B Shares	Class C Shares
Contingent Deferred Sales Charges:
Index Plus LargeCap	$306	N/A	$435
Index Plus MidCap	938	N/A	1,780
Index Plus SmallCap	14,472	N/A	239
Strategic Allocation Growth	—	N/A	90
Strategic Allocation Moderate	—	N/A	106

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Accrued Waivers & Reimbursements Fees	Total
Index Plus LargeCap	$174,296	$30,986	$109,665	$—	$314,947
Index Plus Mid Cap	123,651	21,982	96,915	3,233	245,781
Index Plus Small Cap	61,876	11,000	47,100	—	119,976
Strategic Allocation Conservative	28,857	2,886	11,499	—	43,242
Strategic Allocation Growth	63,808	6,381	28,692	—	98,881
Strategic Allocation Moderate	70,310	7,031	31,897	—	109,238

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company — Index Plus LargeCap (15.29)%; Index Plus MidCap (9.45)%; Index Plus SmallCap (6.59)%; Strategic Allocation Income (21.23)%; Strategic Allocation Growth (19.36)%; and Strategic Allocation Balanced (23.86)%.

ING National Trust — Index Plus LargeCap (40.36)%; Index Plus MidCap (21.84)%; Index Plus SmallCap (22.74)%; Strategic Allocation Income (51.15)%; Strategic Allocation Growth (42.19)%; and Strategic Allocation Balanced (42.89)%.

Reliance Trust Company — Index Plus SmallCap (5.75)%.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Index Plus Funds and Strategic Allocation Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement ("Expense Limitation Agreement") with each of the Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus\ LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Strategic Allocation Conservative	1.15%	1.90%	1.90%	0.90%	1.15%	N/A
Strategic Allocation Growth	1.25%	2.00%	2.00%	1.00%	1.25%	N/A
Strategic Allocation Moderate	1.20%	1.95%	1.95%	0.95%	1.20%	N/A

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2006, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	November 30,
	2007	2008	2009	Total
Index Plus LargeCap	$—	$—	$41,191	$41,191
Index Plus MidCap	72,614	—	14,991	87,605
Index Plus SmallCap	145,963	116,052	111,021	373,036
Strategic Allocation Conservative	89,422	96,201	115,012	300,635
Strategic Allocation Growth	43,843	86,156	24,088	154,087
Strategic Allocation Moderate	70,491	100,102	110,737	281,330

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the six months ended November 30, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus Large Cap	4	$2,497,500	5.58%
Index Plus Mid Cap	7	637,143	5.74%

NOTE 9 — CAPITAL SHARES

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Index Plus LargeCap (Number of Shares)
Shares sold	712,971	1,908,543	81,825	346,624	71,955	88,419
Dividends reinvested	—	111,434	—	850	—	2,408
Shares redeemed	(1,369,408)	(5,596,432)	(368,120)	(730,439)	(91,748)	(283,363)
Net decrease in shares outstanding	(656,437)	(3,576,455)	(286,295)	(382,965)	(19,793)	(192,536)
Index Plus LargeCap ($)
Shares sold	$12,092,906	$30,340,548	$1,359,904	$5,501,536	$1,207,027	$1,408,480
Dividends reinvested	—	1,800,767	—	13,708	—	39,041
Shares redeemed	(23,171,461)	(89,633,192)	(6,086,774)	(11,606,706)	(1,519,083)	(4,529,594)
Net decrease	$(11,078,555)	$(57,491,877)	$(4,726,870)	$(6,091,462)	$(312,056)	$(3,082,073)
	Class I		Class O		Class R
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Index Plus LargeCap (Number of Shares)
Shares sold	429,728	3,547,019	1,031,697	2,307,484	203,267	616,685
Dividends reinvested	—	80,353	—	22,553	—	8,297
Shares redeemed	(811,741)	(5,889,773)	(573,979)	(1,098,180)	(167,123)	(189,092)
Net increase (decrease) in shares outstanding	(382,013)	(2,262,401)	457,718	1,231,857	36,144	435,890
Index Plus LargeCap ($)
Shares sold	$7,264,934	$57,381,799	$17,406,747	$37,329,435	$3,426,791	$9,821,243
Dividends reinvested	—	1,306,547	—	365,582	—	133,501
Shares redeemed	(13,589,557)	(97,588,108)	(9,601,654)	(17,687,994)	(2,760,300)	(3,036,017)
Net increase (decrease)	$(6,324,623)	$(38,899,762)	$7,805,093	$20,007,023	$666,491	$6,918,727

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Index Plus MidCap (Number of Shares)
Shares sold	783,922	3,003,702	59,800	583,539	87,783	497,401
Dividends reinvested	—	445,831	—	72,701	—	39,028
Shares redeemed	(1,926,223)	(2,388,993)	(262,645)	(441,216)	(146,221)	(324,600)
Net increase (decrease) in shares outstanding	(1,142,301)	1,060,540	(202,845)	215,024	(58,438)	211,829
Index Plus MidCap ($)
Shares sold	$13,664,710	$52,273,572	$995,284	$9,789,885	$1,479,998	$8,432,029
Dividends reinvested	—	7,605,595	—	1,195,207	—	653,629
Shares redeemed	(33,808,067)	(41,883,730)	(4,418,765)	(7,422,869)	(2,472,323)	(5,542,240)
Net increase (decrease)	$(20,143,357)	$17,995,437	$(3,423,481)	$3,562,223	$(992,325)	$3,543,418
	Class I		Class O		Class R
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Index Plus MidCap (Number of Shares)
Shares sold	331,962	1,323,424	476,174	1,644,948	296,110	884,414
Dividends reinvested	—	162,261	—	102,947	—	62,637
Shares redeemed	(606,054)	(2,597,031)	(551,135)	(843,502)	(432,203)	(173,700)
Net increase (decrease) in shares outstanding	(274,092)	(1,111,346)	(74,961)	904,393	(136,093)	773,351
Index Plus MidCap ($)
Shares sold	$5,821,866	$23,099,577	$8,363,848	$28,993,085	$5,109,543	$15,276,841
Dividends reinvested	—	2,799,125	—	1,762,948	—	1,062,948
Shares redeemed	(10,615,327)	(47,103,234)	(9,676,140)	(14,851,581)	(7,406,536)	(3,032,364)
Net increase (decrease)	$(4,793,461)	$(21,204,532)	$(1,312,292)	$15,904,452	$(2,296,993)	$13,307,425
	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Index Plus SmallCap (Number of Shares)
Shares sold	405,061	1,440,478	43,628	296,515	44,581	152,481
Dividends reinvested	—	67,760	—	17,264	—	7,844
Shares redeemed	(699,113)	(952,071)	(120,307)	(248,353)	(41,757)	(99,490)
Net increase (decrease) in shares outstanding	(294,052)	556,167	(76,679)	65,426	2,824	60,835
Index Plus SmallCap ($)
Shares sold	$7,533,250	$26,270,196	$762,460	$5,058,134	$788,877	$2,664,793
Dividends reinvested	—	1,204,638	—	291,072	—	134,205
Shares redeemed	(13,234,291)	(17,341,330)	(2,105,350)	(4,279,989)	(740,885)	(1,731,848)
Net increase (decrease)	$(5,701,041)	$10,133,504	$(1,342,890)	$1,069,217	$47,992	$1,067,150
	Class I		Class O		Class R
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Index Plus SmallCap (Number of Shares)
Shares sold	233,533	2,484,747	329,560	1,132,752	156,078	523,768
Dividends reinvested	—	12,106	—	35,381	—	6,911
Shares redeemed	(100,337)	(2,219,989)	(457,915)	(776,116)	(72,813)	(99,825)
Net increase (decrease) in shares outstanding	133,196	276,864	(128,355)	392,017	83,265	430,854
Index Plus SmallCap ($)
Shares sold	$4,455,699	$44,821,536	$6,183,598	$21,068,575	$2,894,213	$9,587,887
Dividends reinvested	—	219,243	—	633,144	—	122,538
Shares redeemed	(1,930,964)	(44,090,141)	(8,592,338)	(14,213,026)	(1,355,762)	(1,800,090)
Net increase (decrease)	$2,524,735	$950,638	$(2,408,740)	$7,488,693	$1,538,451	$7,910,335

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Strategic Allocation Conservative (Number of Shares)
Shares sold	604,074	803,662	129,533	293,473	31,091	59,142
Dividends reinvested	—	163,836	—	12,475	—	1,929
Shares redeemed	(907,280)	(1,106,732)	(75,080)	(88,289)	(3,016)	(10,951)
Net increase (decrease) in shares outstanding	(303,206)	(139,234)	54,453	217,659	28,075	50,120
Strategic Allocation Conservative ($)
Shares sold	$6,477,512	$8,585,311	$1,369,583	$3,145,178	$336,816	$637,192
Dividends reinvested	—	1,708,887	—	130,227	—	20,373
Shares redeemed	(9,709,249)	(11,774,739)	(806,702)	(945,468)	(32,366)	(118,858)
Net increase (decrease)	$(3,231,737)	$(1,480,541)	$562,881	$2,329,937	$304,450	$538,707

	Class I		Class O
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	November 15, 2006(1) to November 30, 2006
Strategic Allocation Conservative (Number of Shares)
Shares sold	81,206	200,827	25,257
Dividends reinvested	—	45,381	—
Shares redeemed	(137,067)	(392,712)	—
Net increase (decrease) in shares outstanding	(55,861)	(146,504)	25,257
Strategic Allocation Conservative ($)
Shares sold	$882,505	$2,180,147	$280,856
Dividends reinvested	—	478,318	—
Shares redeemed	(1,474,213)	(4,260,032)	—
Net increase (decrease)	$(591,708)	$(1,601,567)	$280,856

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Strategic Allocation Growth (Number of Shares)
Shares sold	583,194	1,206,657	172,031	834,284	68,288	79,780
Dividends reinvested	—	39,627	—	3,027	—	310
Shares redeemed	(1,109,525)	(1,189,670)	(99,146)	(170,333)	(14,341)	(34,404)
Net increase (decrease) in shares outstanding	(526,331)	56,614	72,885	666,978	53,947	45,686
Strategic Allocation Growth ($)
Shares sold	$7,304,917	$14,687,190	$2,122,481	$10,047,602	$851,407	$959,960
Dividends reinvested	—	481,053	—	36,407	—	3,932
Shares redeemed	(14,017,766)	(14,530,622)	(1,225,086)	(2,043,812)	(179,525)	(417,665)
Net increase (decrease)	$(6,712,849)	$637,621	$897,395	$8,040,197	$671,882	$546,227

	Class I		Class O
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	November 15, 2006(1) to November 30, 2006
Strategic Allocation Growth (Number of Shares)
Shares sold	132,378	653,934	32,615
Dividends reinvested	—	19,370	—
Shares redeemed	(397,733)	(691,436)	(106)
Net increase (decrease) in shares outstanding	(265,355)	(18,132)	32,509
Strategic Allocation Growth ($)
Shares sold	$1,688,733	$7,848,173	$433,380
Dividends reinvested	—	237,093	—
Shares redeemed	(5,018,772)	(8,320,608)	(1,411)
Net increase (decrease)	$(3,330,039)	$(235,342)	$431,969

(1)  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Strategic Allocation Moderate (Number of Shares)
Shares sold	777,400	1,546,640	197,106	852,109	59,743	76,570
Dividends reinvested	—	82,921	—	8,547	—	647
Shares redeemed	(996,095)	(1,747,834)	(133,784)	(203,971)	(9,904)	(31,410)
Net increase (decrease) in shares outstanding	(218,695)	(118,273)	63,322	656,685	49,839	45,807
Strategic Allocation Moderate ($)
Shares sold	$9,408,597	$18,478,868	$2,362,966	$10,029,864	$722,084	$916,326
Dividends reinvested	—	982,614	—	100,512	—	7,713
Shares redeemed	(12,160,158)	(20,941,022)	(1,626,804)	(2,409,708)	(120,886)	(376,909)
Net increase (decrease)	$(2,751,561)	$(1,479,540)	$736,162	$7,720,668	$601,198	$547,130

	Class I		Class O
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	November 15, 2006(1) to November 30, 2006
Strategic Allocation Moderate (Number of Shares)
Shares sold	97,575	392,728	16,816
Dividends reinvested	—	23,455	—
Shares redeemed	(273,443)	(1,460,098)	(78)
Net increase (decrease) in shares outstanding	(175,868)	(1,043,915)	16,738
Strategic Allocation Moderate ($)
Shares sold	$1,209,077	$4,677,740	$215,397
Dividends reinvested	—	280,524	—
Shares redeemed	(3,348,751)	(17,188,720)	(1,005)
Net increase (decrease)	$(2,139,674)	$(12,230,456)	$214,392

(1)  Commencement of operations.

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. The Index Plus Funds may invest up to 10% of their net assets in illiquid securities. The Strategic Allocation Funds may invest up to 15% of their net assets in illiquid securities. Fair Value for certain of securities was determined by ING Funds Valuation Committee appointed by the Funds' Board.

Fund	Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Strategic Allocation Conservative	Cameron Highway Oil Pipeline System, 5.860%, due 12/15/17	109,000	12/05/05	$109,000	$107,910	0.2%
				$109,000	$107,910	0.2%
Strategic Allocation Growth	Cameron Highway Oil Pipeline System, 5.860%, due 12/15/17	65,000	12/05/05	$65,000	$64,350	0.1%
				$65,000	$64,350	0.1%
Strategic Allocation Moderate	Cameron Highway Oil Pipeline System, 5.860%, due 12/15/17	143,000	12/05/05	$143,000	$141,570	0.1%
				$143,000	$141,570	0.1%

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2006, the Funds had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Index Plus LargeCap	$34,553,364	$35,655,105
Index Plus MidCap	81,740,135	84,044,032
Index Plus SmallCap	40,115,053	41,152,367
Strategic Allocation Conservative	5,268,220	5,372,097
Strategic Allocation Growth	8,554,222	8,801,628
Strategic Allocation Moderate	9,551,709	9,802,951

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders for the six months ended November 30, 2006. The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2006
	Ordinary Income	Long-Term Capital Gains	Dividends Paid Deduction on Redemptions
Index Plus LargeCap	$3,756,635	$—	$—
Index Plus MidCap	3,104,333	12,822,576	—
Index Plus SmallCap	—	2,765,867	9,087
Strategic Allocation Conservative	947,520	1,459,887	—
Strategic Allocation Growth	772,435	—	—
Strategic Allocation Moderate	1,410,246	—	—

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Currency Losses Deferred	Post-October PFIC Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$1,935,180	$—	$57,504,639	$—	$—	$(20,657,867)	2011
						(24,419,518)	2012
						$(45,077,385)
Index Plus MidCap	7,510,414	12,727,902	62,198,783	—	—	—	—
Index Plus SmallCap	5,692,444	5,354,644	32,303,599	—	—	—	—
Strategic Allocation Conservative	500,181	418,068	1,860,414	(1,961)	—	—	—
Strategic Allocation Growth	596,986	1,867,566	9,337,595	(9,668)	(7,110)	—	—
Strategic Allocation Moderate	785,234	1,723,160	7,867,162	—	—	—	—

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2006, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Payable Date	Record Date
Index Plus LargeCap
Class A	$0.1610	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.0181	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.0762	$—	$—	December 19, 2006	December 14, 2006
Class I	$0.2050	$—	$—	December 19, 2006	December 14, 2006
Class R	$0.1254	$—	$—	December 19, 2006	December 14, 2006
Class O	$0.1688	$—	$—	December 19, 2006	December 14, 2006
Index Plus MidCap
Class A	$0.0482	$0.3939	$1.0120	December 19, 2006	December 14, 2006
Class B	$—	$0.3939	$1.0120	December 19, 2006	December 14, 2006
Class C	$—	$0.3939	$1.0120	December 19, 2006	December 14, 2006
Class I	$0.0883	$0.3939	$1.0120	December 19, 2006	December 14, 2006
Class R	$0.0129	$0.3939	$1.0120	December 19, 2006	December 14, 2006
Class O	$0.0521	$0.3939	$1.0120	December 19, 2006	December 14, 2006
Index Plus SmallCap
Class A	$—	$0.6786	$0.9927	December 19, 2006	December 14, 2006
Class B	$—	$0.6786	$0.9927	December 19, 2006	December 14, 2006
Class C	$—	$0.6786	$0.9927	December 19, 2006	December 14, 2006
Class I	$—	$0.6786	$0.9927	December 19, 2006	December 14, 2006
Class R	$—	$0.6786	$0.9927	December 19, 2006	December 14, 2006
Class O	$—	$0.6786	$0.9927	December 19, 2006	December 14, 2006
Strategic Allocation Conservative
Class A	$0.3078	$0.0474	$0.2221	December 19, 2006	December 14, 2006
Class B	$0.2402	$0.0474	$0.2221	December 19, 2006	December 14, 2006
Class C	$0.2550	$0.0474	$0.2221	December 19, 2006	December 14, 2006
Class I	$0.3366	$0.0474	$0.2221	December 19, 2006	December 14, 2006
Class O	$0.3357	$0.0474	$0.2221	December 19, 2006	December 14, 2006
Strategic Allocation Growth
Class A	$0.1717	$0.0477	$0.5030	December 19, 2006	December 14, 2006
Class B	$0.0924	$0.0477	$0.5030	December 19, 2006	December 14, 2006
Class C	$0.1100	$0.0477	$0.5030	December 19, 2006	December 14, 2006
Class I	$0.2062	$0.0477	$0.5030	December 19, 2006	December 14, 2006
Class O	$0.2053	$0.0477	$0.5030	December 19, 2006	December 14, 2006
Strategic Allocation Moderate
Class A	$0.2244	$0.0267	$0.3813	December 19, 2006	December 14, 2006
Class B	$0.1436	$0.0267	$0.3813	December 19, 2006	December 14, 2006
Class C	$0.1664	$0.0267	$0.3813	December 19, 2006	December 14, 2006
Class I	$0.2566	$0.0267	$0.3813	December 19, 2006	December 14, 2006
Class O	$0.2556	$0.0267	$0.3813	December 19, 2006	December 14, 2006

Effective December 15, 2006, Class B shares of the Index Plus Funds are closed to new investment, provided that: (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Index Plus Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under its respective prospectus, Class B shares of each Index Plus Fund may be acquired through exchange of Class B shares of other funds in the ING funds complex.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 ("SFAS No. 157"), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of November 30, 2006, the Funds are currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to the NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 16 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Funds' website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

NOTE 17 — QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at 1-800-992-0180.

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.8%
		Advertising: 0.5%
22,400	L	Omnicom Group	$2,288,384
			2,288,384
		Aerospace/Defense: 3.9%
28,300		Boeing Co.	2,505,399
46,700		General Dynamics Corp.	3,495,028
40,600		Lockheed Martin Corp.	3,672,270
49,000		Northrop Grumman Corp.	3,279,570
60,800		Raytheon Co.	3,103,232
35,900		United Technologies Corp.	2,316,627
			18,372,126
		Agriculture: 1.3%
74,350		Altria Group, Inc.	6,261,014
			6,261,014
		Apparel: 0.6%
53,400	@,L	Coach, Inc.	2,307,414
19,000		Jones Apparel Group, Inc.	638,400
			2,945,814
		Auto Manufacturers: 0.5%
250,900	L	Ford Motor Co.	2,039,817
10,700	@,L	Navistar International Corp.	342,293
			2,382,110
		Banks: 6.6%
243,694		Bank of America Corp.	13,122,922
28,200		Comerica, Inc.	1,642,650
81,200	L	National City Corp.	2,931,320
17,400		North Fork Bancorp., Inc.	488,418
87,300		Regions Financial Corp.	3,199,545
63,131		US Bancorp.	2,123,727
68,043		Wachovia Corp.	3,687,250
119,600		Wells Fargo & Co.	4,214,704
			31,410,536
		Beverages: 2.5%
82,500		Anheuser-Busch Cos., Inc.	3,919,575
72,350		Coca-Cola Co.	3,388,151
24,150		Pepsi Bottling Group, Inc.	756,378
58,600		PepsiCo, Inc.	3,631,442
			11,695,546
		Biotechnology: 0.6%
41,584	@,L	Amgen, Inc.	2,952,464
			2,952,464
		Chemicals: 1.5%
35,200		Dow Chemical Co.	1,408,352
33,900		EI DuPont de Nemours & Co.	1,590,927
18,700		Monsanto Co.	898,909
30,350		PPG Industries, Inc.	1,951,505
16,400		Sherwin-Williams Co.	1,025,820
			6,875,513
		Commercial Services: 1.4%
22,500	@,L	Apollo Group, Inc.	872,775
24,600	@	Convergys Corp.	593,352
48,750		McKesson Corp.	2,408,250
36,700		Moody's Corp.	2,549,916
			6,424,293

Shares			Value
		Computers: 4.4%
178,750	@	Dell, Inc.	$4,869,150
170,109		Hewlett-Packard Co.	6,712,501
87,750		International Business Machines Corp.	8,065,980
18,000	@,L	Lexmark International, Inc.	1,241,640
			20,889,271
		Cosmetics/Personal Care: 1.7%
23,000		Estee Lauder Cos., Inc.	949,670
112,720		Procter & Gamble Co.	7,077,689
			8,027,359
		Diversified Financial Services: 9.3%
43,150		American Express Co.	2,533,768
34,400		CIT Group, Inc.	1,789,144
265,150		Citigroup, Inc.	13,148,789
34,400		Fannie Mae	1,961,832
32,500		Goldman Sachs Group, Inc.	6,331,000
207,600		JPMorgan Chase & Co.	9,607,728
31,450		Merrill Lynch & Co., Inc.	2,749,674
80,150		Morgan Stanley	6,104,224
			44,226,159
		Electric: 2.7%
184,600	@	AES Corp.	4,314,102
1,663	@	Dynegy, Inc.	—
39,800		Exelon Corp.	2,417,054
95,900		PG&E Corp.	4,404,687
30,200		TXU Corp.	1,733,178
			12,869,021
		Electronics: 0.2%
18,000	@	Waters Corp.	900,720
			900,720
		Environmental Control: 0.6%
80,300		Waste Management, Inc.	2,939,783
			2,939,783
		Food: 0.9%
40,900	L	Campbell Soup Co.	1,557,063
50,550	L	General Mills, Inc.	2,828,273
			4,385,336
		Forest Products & Paper: 0.2%
19,200		Temple-Inland, Inc.	750,720
			750,720
		Hand/Machine Tools: 0.1%
9,900		Snap-On, Inc.	470,250
			470,250
		Healthcare-Products: 1.8%
100,950		Johnson & Johnson	6,653,615
39,700		Medtronic, Inc.	2,069,561
			8,723,176
		Healthcare-Services: 3.7%
76,700		Aetna, Inc.	3,168,477
28,200	@	Coventry Health Care, Inc.	1,357,266
29,350	@	Humana, Inc.	1,587,835
22,200	@,L	Laboratory Corp. of America Holdings	1,571,760

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Healthcare-Services (continued)
111,100		UnitedHealth Group, Inc.	$5,452,788
58,600	@	WellPoint, Inc.	4,434,262
			17,572,388
		Home Furnishings: 0.2%
9,800		Harman International Industries, Inc.	1,017,632
			1,017,632
		Insurance: 8.6%
63,200		Allstate Corp.	4,011,936
18,800		AMBAC Financial Group, Inc.	1,610,032
89,000		American International Group, Inc.	6,258,480
56,000		Chubb Corp.	2,898,560
19,100		Cigna Corp.	2,407,555
72,500		Genworth Financial, Inc.	2,378,000
37,232		Hartford Financial Services Group, Inc.	3,193,016
69,900		Loews Corp.	2,790,408
74,950		Metlife, Inc.	4,401,814
44,800		Principal Financial Group	2,587,200
114,400		Progressive Corp.	2,579,720
50,650		Prudential Financial, Inc.	4,126,962
20,780	L	Safeco Corp.	1,258,645
			40,502,328
		Internet: 0.9%
6,700	@	Google, Inc.	3,248,964
38,600	@	VeriSign, Inc.	1,007,846
			4,256,810
		Iron/Steel: 0.9%
45,900	L	Nucor Corp.	2,747,115
22,600		United States Steel Corp.	1,690,254
			4,437,369
		Leisure Time: 0.1%
23,400		Sabre Holdings Corp.	641,862
			641,862
		Lodging: 0.1%
7,000		Harrah's Entertainment, Inc.	550,900
			550,900
		Machinery-Construction & Mining: 0.3%
23,200		Caterpillar, Inc.	1,439,096
			1,439,096
		Machinery-Diversified: 0.2%
9,100		Cummins, Inc.	1,091,272
			1,091,272
		Media: 3.1%
86,400		CBS Corp. - Class B	2,570,400
61,100	@,L	Comcast Corp.	2,472,106
40,600		McGraw-Hill Cos., Inc.	2,705,990
75,150		News Corp., Inc.	1,548,090
158,450		Walt Disney Co.	5,236,773
			14,533,359
		Mining: 0.3%
9,800	L	Phelps Dodge Corp.	1,205,400
			1,205,400

Shares			Value
		Miscellaneous Manufacturing: 4.8%
24,850		3M Co.	$2,024,281
41,900	L	Eastman Kodak Co.	1,090,238
26,600		Eaton Corp.	2,050,328
386,550		General Electric Co.	13,637,484
21,300		Parker Hannifin Corp.	1,778,124
70,310	@@	Tyco International Ltd.	2,129,690
			22,710,145
		Office/Business Equipment: 0.5%
137,300	@,L	Xerox Corp.	2,265,450
			2,265,450
		Oil & Gas: 9.9%
54,600		Anadarko Petroleum Corp.	2,695,056
119,034		Chevron Corp.	8,608,539
50,118		ConocoPhillips	3,372,941
285,450	S	ExxonMobil Corp.	21,925,415
35,200		Marathon Oil Corp.	3,322,176
75,400		Occidental Petroleum Corp.	3,795,636
59,800		Valero Energy Corp.	3,293,186
			47,012,949
		Oil & Gas Services: 1.2%
99,900		Halliburton Co.	3,370,626
36,000		Schlumberger Ltd.	2,465,280
			5,835,906
		Packaging & Containers: 0.2%
24,200	@	Pactiv Corp.	833,690
			833,690
		Pharmaceuticals: 5.1%
54,300		Abbott Laboratories	2,533,638
35,800		AmerisourceBergen Corp.	1,646,442
51,500	@	Forest Laboratories, Inc.	2,508,050
43,216	@,L	King Pharmaceuticals, Inc.	714,360
156,350		Merck & Co., Inc.	6,959,139
36,300		Mylan Laboratories	736,527
251,530		Pfizer, Inc.	6,914,560
47,800		Wyeth	2,307,784
			24,320,500
		Pipelines: 0.1%
3,400		Kinder Morgan, Inc.	356,830
			356,830
		Real Estate Investment Trusts: 0.1%
14,140	L	Equity Office Properties Trust	681,548
			681,548
		Retail: 5.9%
17,000	@,L	Big Lots, Inc.	379,270
26,100		Family Dollar Stores, Inc.	727,929
58,300		Federated Department Stores, Inc.	2,453,847
88,500		Gap, Inc.	1,656,720
77,300		Home Depot, Inc.	2,935,081
36,000	@	Kohl's Corp.	2,505,600
44,600		Lowe's Cos., Inc.	1,345,136
94,450		McDonald's Corp.	3,964,067
34,600		Nordstrom, Inc.	1,696,092
41,300	@	Office Depot, Inc.	1,563,618
10,700	L	OfficeMax, Inc.	503,649
24,300	@,L	Starbucks Corp.	857,547

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail (continued)
25,100		Target Corp.	$1,458,059
65,400		TJX Cos., Inc.	1,793,268
87,405		Wal-Mart Stores, Inc.	4,029,371
			27,869,254
		Semiconductors: 2.2%
86,300	@,L	Advanced Micro Devices, Inc.	1,861,491
63,800	@	Altera Corp.	1,268,982
14,168	@	Freescale Semiconductor, Inc.	565,728
181,400		Intel Corp.	3,872,890
68,200	@	LSI Logic Corp.	727,012
114,800	@,L	Micron Technology, Inc.	1,676,080
31,000	@,L	Teradyne, Inc.	461,900
			10,434,083
		Software: 3.4%
37,050	@	BMC Software, Inc.	1,206,348
66,600	@	Compuware Corp.	558,774
100,100		First Data Corp.	2,527,525
323,450		Microsoft Corp.	9,486,789
126,800	@	Oracle Corp.	2,413,004
			16,192,440
		Telecommunications: 6.5%
145,414	L	AT&T, Inc.	4,930,989
81,100	@,L	Avaya, Inc.	1,036,458
68,000		BellSouth Corp.	3,032,120
336,750	@	Cisco Systems, Inc.	9,051,840
209,400		Motorola, Inc.	4,642,398
51,900		Qualcomm, Inc.	1,899,021
111,900		Sprint Nextel Corp.	2,183,169
108,500		Verizon Communications, Inc.	3,790,990
			30,566,985
		Toys/Games/Hobbies: 0.2%
27,600		Hasbro, Inc.	738,294
			738,294
Total Common Stock (Cost $371,996,570)			472,856,085
Principal Amount			Value
SHORT-TERM INVESTMENTS: 7.9%
		Repurchase Agreement: 0.4%
$1,910,000	S	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $1,910,280 to be received upon repurchase (Collateralized by $1,893,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $1,949,208, due 06/15/08)	$1,910,000
Total Repurchase Agreement (Cost $1,910,000)			1,910,000

Principal Amount		Value
	Securities Lending CollateralCC: 7.5%
$35,655,105	The Bank of New York Institutional Cash Reserves Fund	$35,655,105
Total Securities Lending Collateral (Cost $35,655,105)		35,655,105
Total Short-Term Investments (Cost $37,565,105)		37,565,105

Total Investments in Securities (Cost $409,561,675)*	107.7%	$510,421,190
Other Assets and Liabilities - Net	(7.7)	(36,406,956)
Net Assets	100.0%	$474,014,234

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.

L  Loaned Security, a portion or all of the security is on loan at November 30, 2006.

*  Cost for federal income tax purposes is $422,500,236.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$90,108,028
Gross Unrealized Depreciation	(2,187,074)
Net Unrealized Appreciation	$87,920,954

ING Index Plus Large Cap Fund Futures Contracts as of November 30, 2006

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500	1	$353,700	3/15/07	$171
S&P 500	1	350,725	12/14/06	5,845
				$6,016

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.0%
		Advertising: 0.2%
4,620	L	Catalina Marketing Corp.	$113,051
15,514		Harte-Hanks, Inc.	401,813
			514,864
		Aerospace/Defense: 0.5%
10,594	@,L	Alliant Techsystems, Inc.	819,022
12,195		DRS Technologies, Inc.	605,970
2,150	@	Sequa Corp.	244,778
			1,669,770
		Agriculture: 0.1%
8,100	L	Universal Corp.	377,217
			377,217
		Airlines: 0.4%
11,700	@,L	Airtran Holdings, Inc.	145,431
12,000	@	Alaska Air Group, Inc.	493,560
55,000	@,L	JetBlue Airways Corp.	751,300
			1,390,291
		Apparel: 1.1%
40,200	@	Hanesbrands, Inc.	980,478
26,394		Polo Ralph Lauren Corp.	2,064,011
15,703	@,L	Timberland Co.	490,719
			3,535,208
		Auto Manufacturers: 0.3%
22,900	L	Oshkosh Truck Corp.	1,099,429
			1,099,429
		Auto Parts & Equipment: 0.7%
29,899	L	ArvinMeritor, Inc.	517,552
1,450	L	Bandag, Inc.	64,061
17,662		BorgWarner, Inc.	1,020,864
20,600	L	Lear Corp.	637,570
10,347		Modine Manufacturing Co.	254,536
			2,494,583
		Banks: 4.4%
40,291		Associated Banc-Corp.	1,339,273
15,784		Bank of Hawaii Corp.	814,928
15,405	L	Cathay General Bancorp.	529,316
12,457		City National Corp.	844,834
81,111		Colonial BancGroup, Inc.	1,979,108
17,372		Cullen/Frost Bankers, Inc.	946,774
32,890		FirstMerit Corp.	779,493
16,154		Greater Bay Bancorp.	415,804
19,715	L	Investors Financial Services Corp.	784,066
37,810		Mercantile Bankshares Corp.	1,724,514
10,800	@,L	SVB Financial Group	512,784
47,090		TCF Financial Corp.	1,229,991
28,900		Webster Financial Corp.	1,380,553
9,443		Westamerica Bancorp.	467,712
20,603		Wilmington Trust Corp.	856,261
			14,605,411
		Beverages: 0.3%
19,700	@	Hansen Natural Corp.	554,161
25,979		PepsiAmericas, Inc.	541,402
			1,095,563

Shares			Value
		Biotechnology: 1.9%
21,707	@	Charles River Laboratories International, Inc.	$906,267
16,377	@,L	Invitrogen Corp.	901,063
168,000	@,L	Millennium Pharmaceuticals, Inc.	1,890,000
48,250	@,L	PDL BioPharma, Inc.	1,095,758
37,700	@,L	Vertex Pharmaceuticals, Inc.	1,670,110
			6,463,198
		Building Materials: 0.1%
6,200		Florida Rock Industries, Inc.	279,248
			279,248
		Chemicals: 3.7%
23,656		Airgas, Inc.	1,006,563
11,596		Albemarle Corp.	808,705
19,200		Cabot Corp.	789,696
73,200		Chemtura Corp.	708,576
13,048		Cytec Industries, Inc.	695,850
13,200		Ferro Corp.	275,352
11,990		FMC Corp.	849,851
36,722		Lubrizol Corp.	1,738,419
113,188		Lyondell Chemical Co.	2,795,744
6,200		Minerals Technologies, Inc.	352,408
22,808		Olin Corp.	381,578
36,433		RPM International, Inc.	734,854
14,600		Sensient Technologies Corp.	347,918
32,112		Valspar Corp.	898,494
			12,384,008
		Commercial Services: 5.4%
27,191		Adesa, Inc.	718,386
20,889	@,L	Alliance Data Systems Corp.	1,351,727
32,000		Avis Budget Group, Inc.	654,720
6,896		Banta Corp.	249,773
29,650	@,L	Career Education Corp.	748,663
26,750	@	ChoicePoint, Inc.	983,865
27,038	@,L	Corinthian Colleges, Inc.	348,790
12,633		Corporate Executive Board Co.	1,195,334
6,500		Deluxe Corp.	160,030
24,500		DeVry, Inc.	642,390
7,100	@	Gartner, Inc.	136,888
13,563	@	ITT Educational Services, Inc.	930,015
6,771		Kelly Services, Inc.	197,307
22,442	@,L	Korn/Ferry International	523,123
16,008	@	Laureate Education, Inc.	831,936
46,487		Manpower, Inc.	3,300,577
43,773	@	MPS Group, Inc.	656,157
32,514		Pharmaceutical Product Development, Inc.	1,027,117
51,059	@,L	Quanta Services, Inc.	935,911
21,400	@,L	Rent-A-Center, Inc.	585,076
8,984		Rollins, Inc.	196,839
17,419		Sotheby's	541,557
4,300	L	Strayer Education, Inc.	473,215
8,350	@,L	United Rentals, Inc.	209,251
20,550	@	Valassis Communications, Inc.	317,703
			17,916,350
		Computers: 3.3%
37,250	@,L	BISYS Group, Inc.	446,628
86,212	@,L	Cadence Design Systems, Inc.	1,584,577
58,444	@	Ceridian Corp.	1,432,462
20,925	L	Diebold, Inc.	962,550

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Computers (continued)
18,095	@,L	DST Systems, Inc.	$1,129,128
14,794		Imation Corp.	685,110
23,369		Jack Henry & Associates, Inc.	511,314
20,000	@	McData Corp.	125,400
24,600	@,L	Mentor Graphics Corp.	415,986
44,400	@,L	Palm, Inc.	622,044
12,968	@,L	SRA International, Inc.	378,406
59,770	@,L	Synopsys, Inc.	1,527,124
66,986	@,L	Western Digital Corp.	1,374,553
			11,195,282
		Cosmetics/Personal Care: 0.1%
23,700		Alberto-Culver Co.	475,659
			475,659
		Distribution/Wholesale: 1.1%
18,793		CDW Corp.	1,324,907
58,283	@	Ingram Micro, Inc.	1,187,808
29,203	@	Tech Data Corp.	1,221,269
			3,733,984
		Diversified Financial Services: 2.4%
31,020		AG Edwards, Inc.	1,794,507
64,784	@,L	AmeriCredit Corp.	1,519,185
38,741		Eaton Vance Corp.	1,235,838
20,857	L	IndyMac Bancorp., Inc.	958,379
12,338	L	Jefferies Group, Inc.	357,679
9,530		Nuveen Investments, Inc.	472,879
37,238		Raymond James Financial, Inc.	1,173,369
25,600	L	Waddell & Reed Financial, Inc.	638,208
			8,150,044
		Electric: 5.6%
35,878		Alliant Energy Corp.	1,395,654
114,750	@	Aquila, Inc.	525,555
14,327		DPL, Inc.	400,583
25,000		Duquesne Light Holdings, Inc.	505,000
45,623		Energy East Corp.	1,114,570
24,312		Great Plains Energy, Inc.	768,502
10,330		Hawaiian Electric Industries	279,530
13,494	L	Idacorp, Inc.	539,625
55,864		MDU Resources Group, Inc.	1,471,458
48,563		Northeast Utilities	1,361,221
32,730		NSTAR	1,151,441
28,709		OGE Energy Corp.	1,125,967
58,304		Pepco Holdings, Inc.	1,494,332
29,300		PNM Resources, Inc.	899,510
35,646		Puget Energy, Inc.	885,447
14,450		SCANA Corp.	596,207
68,650	@	Sierra Pacific Resources	1,127,233
26,685	L	Westar Energy, Inc.	709,554
36,400		Wisconsin Energy Corp.	1,702,792
13,548		WPS Resources Corp.	708,425
			18,762,606
		Electrical Components & Equipment: 0.7%
44,757		Ametek, Inc.	1,459,526
7,262	@,L	Energizer Holdings, Inc.	479,946
7,727		Hubbell, Inc.	405,281
			2,344,753

Shares			Value
		Electronics: 2.8%
28,203		Amphenol Corp.	$1,921,470
36,882	@	Arrow Electronics, Inc.	1,171,372
40,000	@	Avnet, Inc.	991,600
46,300	L	Gentex Corp.	767,191
26,301	@,L	Kemet Corp.	193,312
16,710		National Instruments Corp.	485,927
12,742	@	Newport Corp.	276,884
19,566	@,L	Plexus Corp.	472,519
21,987	@	Thomas & Betts Corp.	1,140,466
16,419	@,L	Varian, Inc.	723,750
99,071	@	Vishay Intertechnology, Inc.	1,297,830
			9,442,321
		Engineering & Construction: 1.0%
12,800	@	Dycom Industries, Inc.	260,096
18,200		Granite Construction, Inc.	939,120
25,108	@	Jacobs Engineering Group, Inc.	2,105,808
			3,305,024
		Entertainment: 0.4%
10,766		International Speedway Corp.	558,002
16,550	@,L	Macrovision Corp.	457,608
8,400	@,L	Scientific Games Corp.	244,020
			1,259,630
		Environmental Control: 0.5%
14,600		Republic Services, Inc.	605,608
13,810	@,L	Stericycle, Inc.	1,000,120
			1,605,728
		Food: 0.9%
23,570		Hormel Foods Corp.	892,832
18,026		JM Smucker Co.	866,690
11,509		Ruddick Corp.	320,871
31,900	@	Smithfield Foods, Inc.	841,522
3,409	L	Tootsie Roll Industries, Inc.	110,622
			3,032,537
		Forest Products & Paper: 0.4%
17,100		Bowater, Inc.	372,780
12,271		Glatfelter	181,856
31,010		Louisiana-Pacific Corp.	654,311
			1,208,947
		Gas: 0.5%
24,212		AGL Resources, Inc.	929,983
9,600		Vectren Corp.	274,080
15,305	L	WGL Holdings, Inc.	505,830
			1,709,893
		Hand/Machine Tools: 0.2%
12,200		Kennametal, Inc.	745,176
			745,176
		Healthcare-Products: 4.4%
18,700	@,L	Advanced Medical Optics, Inc.	654,687
19,548		Beckman Coulter, Inc.	1,160,174
59,663	@	Cytyc Corp.	1,564,364
81,130		Dentsply International, Inc.	2,590,481
24,612	@	Edwards Lifesciences Corp.	1,128,214
16,264	@	Gen-Probe, Inc.	792,707
27,122	@,L	Henry Schein, Inc.	1,397,597
19,351	L	Hillenbrand Industries, Inc.	1,119,649

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Healthcare-Products (continued)
4,600	@	Intuitive Surgical, Inc.	$467,452
20,405		Steris Corp.	525,225
21,000	@	Techne Corp.	1,129,170
40,250	@	Varian Medical Systems, Inc.	1,981,105
4,100	@	Ventana Medical Systems	172,569
			14,683,394
		Healthcare-Services: 2.1%
13,818	@,L	Apria Healthcare Group, Inc.	345,035
11,983	@,L	Community Health Systems, Inc.	419,405
19,703	@,L	Covance, Inc.	1,179,619
36,150	@	Health Net, Inc.	1,667,961
17,200	@	LifePoint Hospitals, Inc.	597,012
28,963	@	Lincare Holdings, Inc.	1,091,036
16,700	@,L	Psychiatric Solutions, Inc.	607,713
17,775		Universal Health Services, Inc.	981,358
			6,889,139
		Holding Companies-Diversified: 0.5%
66,026	L	Leucadia National Corp.	1,821,657
			1,821,657
		Home Builders: 0.1%
4,350	L	Thor Industries, Inc.	196,881
			196,881
		Home Furnishings: 0.1%
15,189	L	Furniture Brands International, Inc.	261,555
			261,555
		Household Products/Wares: 0.7%
24,555	L	American Greetings Corp.	584,655
13,450	L	Blyth, Inc.	341,899
20,087	L	Church & Dwight Co., Inc.	841,846
19,143		Tupperware Corp.	406,406
			2,174,806
		Insurance: 7.5%
24,771	L	American Financial Group, Inc.	1,293,294
30,400	L	Arthur J Gallagher & Co.	890,416
35,852		Brown & Brown, Inc.	1,039,708
33,481	@@,S	Everest Re Group Ltd.	3,294,865
56,897		Fidelity National Title Group, Inc.	1,288,148
29,986		First American Corp.	1,157,759
15,425		Hanover Insurance Group, Inc.	730,837
57,053		HCC Insurance Holdings, Inc.	1,722,430
17,715		Horace Mann Educators Corp.	358,197
11,103		Mercury General Corp.	593,455
19,392		Ohio Casualty Corp.	566,440
71,465		Old Republic International Corp.	1,611,536
44,800	L	PMI Group, Inc.	1,940,288
28,758		Protective Life Corp.	1,357,953
42,807		Radian Group, Inc.	2,277,760
22,335		Stancorp Financial Group, Inc.	1,014,232
21,153		Unitrin, Inc.	1,034,805
86,293		WR Berkley Corp.	3,029,747
			25,201,870
		Internet: 1.4%
16,193	@	Avocent Corp.	563,193
27,700	@,L	Checkfree Corp.	1,158,137
12,250	@	F5 Networks, Inc.	916,423
50,350	@	McAfee, Inc.	1,470,724
29,400	@	Valueclick, Inc.	731,178
			4,839,655

Shares			Value
		Iron/Steel: 0.5%
19,500		Reliance Steel & Aluminum Co.	$750,555
28,354		Steel Dynamics, Inc.	922,072
			1,672,627
		Leisure Time: 0.1%
19,200		Callaway Golf Co.	283,584
			283,584
		Machinery-Construction & Mining: 0.5%
36,800		Joy Global, Inc.	1,615,520
			1,615,520
		Machinery-Diversified: 1.0%
27,800	@,L	AGCO Corp.	868,194
17,000	@,L	Flowserve Corp.	915,280
21,254		Graco, Inc.	887,780
10,747	L	Nordson Corp.	518,973
9,000	@,L	Zebra Technologies Corp.	314,370
			3,504,597
		Media: 1.0%
27,626		Belo Corp.	502,793
14,368		Lee Enterprises, Inc.	415,235
7,600		Media General, Inc.	280,820
28,700	L	Reader's Digest Association, Inc.	480,725
8,002	@	Scholastic Corp.	266,627
1,787		Washington Post	1,313,266
19,948	L	Westwood One, Inc.	131,457
			3,390,923
		Metal Fabricate/Hardware: 0.7%
37,450		Commercial Metals Co.	1,087,923
29,381		Timken Co.	873,791
22,898	L	Worthington Industries	423,613
			2,385,327
		Miscellaneous Manufacturing: 2.4%
9,481		Carlisle Cos., Inc.	776,399
27,418		Crane Co.	1,044,626
22,582		Donaldson Co., Inc.	790,596
15,059		Federal Signal Corp.	244,257
12,890		Harsco Corp.	1,005,807
30,848	L	Pentair, Inc.	982,817
26,600	L	Roper Industries, Inc.	1,364,846
7,373		SPX Corp.	450,564
21,256		Teleflex, Inc.	1,373,775
			8,033,687
		Office Furnishings: 0.4%
21,003		Herman Miller, Inc.	737,415
15,851		HNI, Corp.	742,461
			1,479,876
		Oil & Gas: 4.9%
16,015	@,L	Denbury Resources, Inc.	470,040
49,968		ENSCO International, Inc.	2,591,340
17,900	@	Forest Oil Corp.	636,166
46,318		Helmerich & Payne, Inc.	1,230,669
42,650	@	Newfield Exploration Co.	2,122,691
57,561	L	Noble Energy, Inc.	3,079,514
54,100		Patterson-UTI Energy, Inc.	1,499,111
40,600	L	Pioneer Natural Resources Co.	1,768,130
21,156	L	Pogo Producing Co.	1,119,576
53,100	@	Pride International, Inc.	1,714,599
			16,231,836

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil & Gas Services: 2.2%
36,331	@,L	Cameron International Corp.	$1,973,500
22,300	@	FMC Technologies, Inc.	1,338,223
42,550	@	Grant Prideco, Inc.	1,864,541
15,076	@,L	Hanover Compressor Co.	297,751
32,300		Tidewater, Inc.	1,787,159
			7,261,174
		Packaging & Containers: 0.6%
24,923		Packaging Corp. of America	562,014
42,341		Sonoco Products Co.	1,566,194
			2,128,208
		Pharmaceuticals: 2.2%
19,174	@,L	Cephalon, Inc.	1,435,366
17,100	L	Medicis Pharmaceutical Corp.	630,648
37,657	L	Omnicare, Inc.	1,494,606
25,096		Perrigo Co.	420,358
34,200	@,L	Sepracor, Inc.	1,908,702
29,500	L	Valeant Pharmaceuticals International	495,305
25,517	@	VCA Antech, Inc.	822,668
			7,207,653
		Pipelines: 1.1%
15,200	L	Equitable Resources, Inc.	659,376
25,860		National Fuel Gas Co.	980,094
46,300		Oneok, Inc.	2,002,012
			3,641,482
		Real Estate Investment Trusts: 4.4%
27,400		AMB Property Corp.	1,678,798
13,750	L	Developers Diversified Realty Corp.	890,725
17,100		Highwoods Properties, Inc.	697,680
30,400		Hospitality Properties Trust	1,525,776
27,473		Liberty Property Trust	1,406,892
19,836		Longview Fibre Co.	412,986
9,100		Macerich Co.	777,777
18,907	L	Mack-Cali Realty Corp.	1,033,078
32,871	L	New Plan Excel Realty Trust	936,495
4,700		Potlatch Corp.	195,943
23,432		Rayonier, Inc.	977,114
21,287		Regency Centers Corp.	1,681,247
40,896	L	United Dominion Realty Trust, Inc.	1,373,288
24,343		Weingarten Realty Investors	1,161,648
			14,749,447
		Retail: 8.9%
14,651	@	99 Cents Only Stores	161,894
27,441		Abercrombie & Fitch Co.	1,850,621
32,875		Advance Auto Parts, Inc.	1,170,350
23,000	@,L	Aeropostale, Inc.	695,520
71,700	L	American Eagle Outfitters	3,239,406
38,081	@	AnnTaylor Stores Corp.	1,313,795
16,150		Barnes & Noble, Inc.	646,323
8,450	@	BJ's Wholesale Club, Inc.	272,935
11,127		Bob Evans Farms, Inc.	377,984
25,921		Brinker International, Inc.	1,178,628
9,700	L	CBRL Group, Inc.	416,033
63,500	@,L	Charming Shoppes, Inc.	859,155
9,700	@	Cheesecake Factory	268,690
54,053	@,L	Chico's FAS, Inc.	1,283,759
40,363		Claire's Stores, Inc.	1,287,983

Shares			Value
18,900	@	Coldwater Creek, Inc.	$475,335
9,000	@	Copart, Inc.	271,890
10,360	@	Dick's Sporting Goods, Inc.	555,710
53,343	@,L	Dollar Tree Stores, Inc.	1,600,823
48,306		Foot Locker, Inc.	1,106,207
9,400	@,L	GameStop Corp.	526,870
16,600		MSC Industrial Direct Co.	645,906
34,471	@,L	O'Reilly Automotive, Inc.	1,091,697
35,600	@,L	Payless Shoesource, Inc.	1,110,364
59,650	L	Petsmart, Inc.	1,764,447
27,800	L	Pier 1 Imports, Inc.	184,870
18,600		Regis Corp.	712,566
72,965		Ross Stores, Inc.	2,261,185
18,127		Ruby Tuesday, Inc.	489,248
41,900	@	Saks, Inc.	859,788
35,600	L	Williams-Sonoma, Inc.	1,129,232
			29,809,214
		Savings & Loans: 0.8%
25,950		Astoria Financial Corp.	775,905
33,618	L	First Niagara Financial Group, Inc.	483,091
31,800		New York Community Bancorp., Inc.	513,888
35,927		Washington Federal, Inc.	834,943
			2,607,827
		Semiconductors: 4.4%
230,158	@	Atmel Corp.	1,164,599
24,025	@,L	Cree, Inc.	475,455
65,250	@	Fairchild Semiconductor International, Inc.	1,064,880
83,920	@	Integrated Device Technology, Inc.	1,384,680
22,300	@	International Rectifier Corp.	892,000
43,050		Intersil Corp.	1,066,349
44,861	@,L	Lam Research Corp.	2,359,689
34,950	@	Lattice Semiconductor Corp.	237,311
70,070	@	MEMC Electronic Materials, Inc.	2,788,786
19,450	@	Micrel, Inc.	224,648
66,550		Microchip Technology, Inc.	2,270,021
31,200	@,L	Semtech Corp.	409,344
7,150	@,L	Silicon Laboratories, Inc.	230,373
42,375	@	Triquint Semiconductor, Inc.	213,570
			14,781,705
		Software: 1.9%
21,200		Acxiom Corp.	528,304
6,366	@	Advent Software, Inc.	232,741
20,617	@	CSG Systems International	571,709
19,438	@,L	Dun & Bradstreet Corp.	1,598,192
19,601	L	Fair Isaac Corp.	815,794
26,892		MoneyGram International, Inc.	820,206
47,231	@	Sybase, Inc.	1,130,710
12,066	@	Transaction Systems Architects, Inc.	408,193
20,348	@,L	Wind River Systems, Inc.	217,927
			6,323,776
		Telecommunications: 2.2%
115,691	@,L	3Com Corp.	484,745
20,600		Adtran, Inc.	448,874
50,000	@,L	Andrew Corp.	498,500
53,205	@,L	Cincinnati Bell, Inc.	240,487
17,766	@,L	CommScope, Inc.	536,000
41,231		Harris Corp.	1,736,237

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Telecommunications (continued)
6,000		Plantronics, Inc.	$126,000
27,300	@,L	Polycom, Inc.	787,332
41,500	@,L	Powerwave Technologies, Inc.	266,015
36,623	L	Telephone & Data Systems, Inc.	1,891,944
45,100	@,L	Utstarcom, Inc.	400,488
			7,416,622
		Textiles: 0.7%
28,643	@,L	Mohawk Industries, Inc.	2,217,827
			2,217,827
		Transportation: 2.2%
5,500		Alexander & Baldwin, Inc.	242,825
53,932		CH Robinson Worldwide, Inc.	2,373,008
20,480		Con-way, Inc.	944,538
26,994		Expeditors International Washington, Inc.	1,221,209
32,850	L	JB Hunt Transport Services, Inc.	719,087
13,000		Overseas Shipholding Group	748,280
16,600	@,L	Swift Transportation Co., Inc.	470,942
17,645	@,L	YRC Worldwide, Inc.	683,744
			7,403,633
		Trucking & Leasing: 0.1%
6,622		GATX Corp.	305,793
			305,793
Total Common Stock (Cost $262,189,360)			331,318,019

Principal Amount		Value
SHORT-TERM INVESTMENTS: 25.6%
	Repurchase Agreement: 0.5%
$1,586,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $1,586,233 to be received upon repurchase (Collateralized by $1,635,000 various U.S. Government Agency Obligations, 3.010%-5.500%, Market Value plus accrued interest $1,661,437, due 02/12/07-12/09/14)	$1,586,000
Total Repurchase Agreement (Cost $1,586,000)		1,586,000
	Securities Lending CollateralCC: 25.1%
84,044,032	The Bank of New York Institutional Cash Reserves Fund	84,044,032
Total Securities Lending Collateral (Cost $84,044,032)		84,044,032
Total Short-Term Investments (Cost $85,630,032)		85,630,032

Total Investments in Securities (Cost $347,819,392)*	124.6%	$416,948,051
Other Assets and Liabilities - Net	(24.6)	(82,289,791)
Net Assets	100.0%	$334,658,260

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.

L  Loaned Security, a portion or all of the security is on loan at November 30, 2006.

*  Cost for federal income tax purposes is $352,150,070.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$68,348,649
Gross Unrealized Depreciation	(3,550,668)
Net Unrealized Appreciation	$64,797,981

ING Index Plus Mid Cap Fund Futures Contracts as of November 30, 2006

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
MidCap400	6	$2,431,200	12/14/06	$18,298
				$18,298

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.6%
		Advertising: 0.3%
9,600		Advo, Inc.	$284,736
8,552	@	inVentiv Health, Inc.	259,211
			543,947
		Aerospace/Defense: 1.3%
8,793	@,L	Armor Holdings, Inc.	497,244
13,020		Curtiss-Wright Corp.	462,861
4,320		EDO Corp.	94,738
7,153	@	Esterline Technologies Corp.	278,538
6,600	@,L	Gencorp, Inc.	91,146
2,739		Kaman Corp.	63,326
10,400	@	Teledyne Technologies, Inc.	418,080
4,680		Triumph Group, Inc.	248,321
			2,154,254
		Agriculture: 0.4%
44,500	@	Alliance One International, Inc.	288,360
10,820		Delta & Pine Land Co.	438,751
			727,111
		Airlines: 0.5%
10,900	@,L	Frontier Airlines Holdings	89,380
30,367		Skywest, Inc.	766,463
			855,843
		Apparel: 2.8%
1,391	@	Ashworth, Inc.	9,737
9,760	@,L	CROCS, Inc.	419,192
5,400	@,L	Deckers Outdoor Corp.	301,320
15,478	@	Gymboree Corp.	616,024
12,811	L	Kellwood Co.	400,344
10,732		K-Swiss, Inc.	356,410
4,270		Oxford Industries, Inc.	217,001
25,560		Phillips-Van Heusen	1,260,875
7,500	@	Skechers USA, Inc.	221,250
9,932		Stride Rite Corp.	155,237
26,173		Wolverine World Wide, Inc.	760,587
			4,717,977
		Auto Manufacturers: 0.1%
9,100	L	Wabash National Corp.	133,770
			133,770
		Auto Parts & Equipment: 0.2%
4,700	@	Keystone Automotive Industries, Inc.	168,589
3,500		Standard Motor Products, Inc.	48,230
5,160	L	Superior Industries International	101,807
			318,626
		Banks: 6.9%
18,000		Bank Mutual Corp.	218,160
4,340		Boston Private Financial Holdings, Inc.	117,831
8,100		Cascade Bancorp	245,025
8,780		Central Pacific Financial Corp.	328,987
17,625		Chittenden Corp.	530,160
9,498		Community Bank System, Inc.	228,332
23,241		East-West Bancorp., Inc.	827,612
32,345	@@,L	First Bancorp.	324,097

Shares			Value
18,700	L	First Commonwealth Financial Corp.	$256,938
9,600		First Financial Bancorp.	159,264
3,838		First Indiana Corp.	95,298
13,590		First Midwest Bancorp., Inc.	506,228
3,592		First Republic Bank	144,111
20,061	L	Fremont General Corp.	341,238
9,625		Glacier Bancorp., Inc.	342,073
16,533		Hanmi Financial Corp.	360,915
10,450		Independent Bank Corp.	245,471
7,106	L	Irwin Financial Corp.	156,545
5,879	L	Nara Bancorp., Inc.	119,226
5,100		PrivateBancorp, Inc.	204,561
7,351		Prosperity Bancshares, Inc.	249,272
9,876		Provident Bankshares Corp.	364,128
21,746	L	Republic Bancorp., Inc.	297,050
21,309		South Financial Group, Inc.	553,821
4,800		Sterling Bancorp.	89,280
13,389		Sterling Bancshares, Inc.	246,625
11,147		Sterling Financial Corp.	373,982
15,566		Susquehanna Bancshares, Inc.	430,556
21,889		Trustco Bank Corp.	246,689
28,429	L	UCBH Holdings, Inc.	479,313
16,978		Umpqua Holdings Corp.	509,680
10,601		United Bankshares, Inc.	408,987
30,459		Whitney Holding Corp.	981,694
3,800		Wilshire Bancorp., Inc.	72,618
7,632		Wintrust Financial Corp.	363,436
			11,419,203
		Biotechnology: 0.6%
7,310	@	Arqule, Inc.	36,989
3,200		Cambrex Corp.	70,624
6,700	@,L	CryoLife, Inc.	44,287
5,990	@,L	Integra LifeSciences Holdings Corp.	248,046
17,153	@,L	Regeneron Pharmaceuticals, Inc.	368,961
13,705	@,L	Savient Pharmaceuticals, Inc.	159,937
			928,844
		Building Materials: 1.0%
5,491	L	Apogee Enterprises, Inc.	94,171
6,100		ElkCorp	219,295
17,142		Lennox International, Inc.	501,232
6,120	@,L	NCI Building Systems, Inc.	337,702
4,340	L	Simpson Manufacturing Co., Inc.	134,410
2,900	L	Texas Industries, Inc.	197,925
5,614		Universal Forest Products, Inc.	261,837
			1,746,572
		Chemicals: 1.7%
6,268		Arch Chemicals, Inc.	206,217
13,900	L	Georgia Gulf Corp.	283,143
22,816		HB Fuller Co.	594,813
7,346		MacDermid, Inc.	239,847
8,700	@	OM Group, Inc.	409,335
12,080	@	Omnova Solutions, Inc.	57,742
4,420		Penford Corp.	73,018
46,553	@	PolyOne Corp.	357,527
2,860		Quaker Chemical Corp.	59,745
8,497		Schulman A, Inc.	193,647
16,700		Tronox, Inc.	248,329
9,600		Wellman, Inc.	33,792
			2,757,155

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services: 4.7%
14,112		Aaron Rents, Inc.	$377,073
13,000	L	ABM Industries, Inc.	270,010
7,289	L	Administaff, Inc.	306,721
9,300	@	AMN Healthcare Services, Inc.	258,075
9,040		Arbitron, Inc.	398,754
3,300	@,L	Bankrate, Inc.	120,450
8,330		Bowne & Co., Inc.	131,781
7,700	@,L	Bright Horizons Family Solutions, Inc.	283,052
6,615	L	Central Parking Corp.	120,790
7,891		Chemed Corp.	295,281
8,359	@,L	Coinstar, Inc.	272,838
5,766	@	Consolidated Graphics, Inc.	337,311
2,386		CPI Corp.	99,305
6,100	@,L	Cross Country Healthcare, Inc.	121,085
7,700		Gevity HR, Inc.	168,168
8,169	L	Healthcare Services Group	204,225
8,076	@	Heidrick & Struggles International, Inc.	337,900
300	@	Hooper Holmes, Inc.	1,008
5,555	@	Kendle International, Inc.	194,592
26,666	@	Labor Ready, Inc.	504,521
19,502	@	Live Nation, Inc.	418,123
5,390		MAXIMUS, Inc.	157,711
3,200	@,L	Midas, Inc.	70,368
7,824	@	On Assignment, Inc.	85,438
7,919	@	Parexel International Corp.	219,911
5,509	@,L	Pharmanet Development Group	125,385
2,562	L	Pre-Paid Legal Services, Inc.	106,374
6,133	@,L	Rewards Network, Inc.	34,345
16,785	@	Spherion Corp.	120,852
2,520		Startek, Inc.	34,524
6,881	@,L	Universal Technical Institute, Inc.	141,405
4,311	@,L	Vertrue, Inc.	165,154
11,090		Viad Corp.	435,948
4,040	@	Volt Information Sciences, Inc.	188,506
16,314		Watson Wyatt Worldwide, Inc.	756,970
			7,863,954
		Computers: 2.8%
10,492		Agile Systems, Inc.	160,737
9,214	@	CACI International, Inc.	551,366
9,265	@	Carreker Corp.	67,357
2,290	@	Catapult Communications Corp.	19,831
15,856	@,L	Ciber, Inc.	110,041
17,236		Factset Research Systems, Inc.	911,440
9,160	@,L	Komag, Inc.	361,637
9,062	@,L	Kronos, Inc.	319,526
10,857	@	Manhattan Associates, Inc.	314,853
10,700	@,L	Mercury Computer Systems, Inc.	139,956
14,710	@	Micros Systems, Inc.	749,033
5,309		MTS Systems Corp.	203,547
7,700	@	Radiant Systems, Inc.	75,537
10,970	@,L	Radisys Corp.	185,283
15,000	@,L	SYKES Enterprises, Inc.	258,450
7,521	@	Synaptics, Inc.	215,627
			4,644,221
		Distribution/Wholesale: 1.3%
14,723	@,L	Brightpoint, Inc.	203,325
14,798	L	Building Materials Holding Corp.	364,623
11,416		Owens & Minor, Inc.	354,238
14,681	L	Pool Corp.	601,481

Shares			Value
3,090	@,L	Scansource, Inc.	$94,307
9,108	@	United Stationers, Inc.	422,429
2,970	L	Watsco, Inc.	153,490
			2,193,893
		Diversified Financial Services: 1.3%
8,070	L	Financial Federal Corp.	223,539
16,487	@	Investment Technology Group, Inc.	618,263
15,899	@,L	LaBranche & Co., Inc.	171,709
6,087	@	Piper Jaffray Cos.	396,081
4,631	@,L	Portfolio Recovery Associates, Inc.	211,405
4,514		SWS Group, Inc.	146,118
9,100	@	TradeStation Group, Inc.	132,769
5,278	@,L	World Acceptance, Corp.	239,568
			2,139,452
		Electric: 1.6%
10,075		Allete, Inc.	469,797
15,990		Avista Corp.	430,611
2,990		Central Vermont Public Service Corp.	64,136
4,463		CH Energy Group, Inc.	239,261
18,724		Cleco Corp.	479,896
16,059	@	El Paso Electric Co.	398,906
1,410		Green Mountain Power Corp.	47,700
8,060		UIL Holdings Corp.	346,338
4,600		Unisource Energy Corp.	168,958
			2,645,603
		Electrical Components & Equipment: 0.9%
10,600	@	Advanced Energy Industries, Inc.	182,638
16,603	L	Belden Cdt, Inc.	660,965
5,574	@	Greatbatch, Inc.	144,980
11,405	@	Littelfuse, Inc.	356,748
8,700	@	Magnetek, Inc.	47,676
5,614		Vicor Corp.	68,828
			1,461,835
		Electronics: 3.8%
1,600		Analogic Corp.	84,640
4,141	L	Bel Fuse, Inc.	151,975
19,200	@,L	Benchmark Electronics, Inc.	466,368
6,313		Brady Corp.	242,293
11,114	@,L	Checkpoint Systems, Inc.	213,167
15,795	@,L	Coherent, Inc.	510,336
10,810		CTS Corp.	165,177
7,832	L	Cubic Corp.	173,870
4,682	@,L	Cymer, Inc.	221,225
3,798	L	Daktronics, Inc.	137,412
5,935	@,L	Dionex Corp.	341,322
10,622	@	Electro Scientific Industries, Inc.	210,847
7,286	@,L	FEI Co.	177,123
7,940	@,L	Itron, Inc.	381,041
3,140		Keithley Instruments, Inc.	39,501
15,088		Methode Electronics, Inc.	169,136
5,910		Park Electrochemical Corp.	191,720
12,231	@	Paxar Corp.	261,132
9,620	@	Planar Systems, Inc.	96,392
5,100	@	Rogers Corp.	354,348
5,460	@,L	Sonic Solutions, Inc.	85,995
11,601		Technitrol, Inc.	318,795
15,113	@	Trimble Navigation Ltd.	724,971

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Electronics (continued)
7,280		Watts Water Technologies, Inc.	$303,066
8,704		Woodward Governor Co.	332,406
			6,354,258
		Energy-Alternate Sources: 0.2%
12,273	@,L	Headwaters, Inc.	293,570
			293,570
		Engineering & Construction: 1.0%
14,547	@	EMCOR Group, Inc.	868,019
3,216	@	Insituform Technologies, Inc.	82,716
14,546	@	URS Corp.	642,351
			1,593,086
		Entertainment: 0.5%
14,211	@	Pinnacle Entertainment, Inc.	462,000
10,455	@,L	Shuffle Master, Inc.	325,569
			787,569
		Environmental Control: 0.8%
9,061	@,L	Aleris International, Inc.	472,169
16,749	@,L	Tetra Tech, Inc.	292,270
12,855	@	Waste Connections, Inc.	518,699
			1,283,138
		Food: 2.2%
4,520	@,L	American Italian Pasta Co.	38,104
27,541		Corn Products International, Inc.	1,000,289
15,419		Flowers Foods, Inc.	410,762
5,800	@,L	Great Atlantic & Pacific Tea Co.	152,540
11,066	@,L	Hain Celestial Group, Inc.	332,423
5,368		J&J Snack Foods Corp.	205,487
3,667		Lance, Inc.	70,113
10,387	@,L	Performance Food Group Co.	281,072
10,096	@	Ralcorp Holdings, Inc.	511,362
8,962	@	TreeHouse Foods, Inc.	287,680
12,600	@,L	United Natural Foods, Inc.	446,544
			3,736,376
		Forest Products & Paper: 0.7%
11,413	@,L	Buckeye Technologies, Inc.	133,989
6,706	@	Caraustar Industries, Inc.	52,642
3,040		Deltic Timber Corp.	161,454
4,400		Neenah Paper, Inc.	150,304
12,980		Rock-Tenn Co.	327,096
3,657		Schweitzer-Mauduit International, Inc.	90,657
14,803		Wausau Paper Corp.	221,453
			1,137,595
		Gas: 2.8%
24,057		Atmos Energy Corp.	788,348
3,316		Cascade Natural Gas Corp.	85,619
22,747		Energen Corp.	1,031,804
2,800		Laclede Group, Inc.	102,424
9,227		New Jersey Resources Corp.	477,497
9,061		Northwest Natural Gas Co.	373,676
13,206	L	Southern Union Co.	370,164
13,492		Southwest Gas Corp.	506,490
32,396		UGI Corp.	912,919
			4,648,941

Shares			Value
		Hand/Machine Tools: 0.5%
8,648		Baldor Electric Co.	$300,432
9,395		Regal-Beloit Corp.	480,366
			780,798
		Healthcare-Products: 4.4%
20,356	@,L	American Medical Systems Holdings, Inc.	350,327
3,200	@,L	Arthrocare Corp.	133,344
7,000	@,L	Biolase Technology, Inc.	60,340
5,155	@,L	Biosite, Inc.	251,667
12,500	L	Cooper Cos., Inc.	674,625
3,814		Datascope Corp.	129,218
10,700	@	Haemonetics Corp.	484,496
14,580	@,L	Hologic, Inc.	729,437
4,150	@,L	ICU Medical, Inc.	167,702
8,889	@	Idexx Laboratories, Inc.	752,454
19,259	@	Immucor, Inc.	518,067
9,210	L	Invacare Corp.	215,422
1,400	@,L	Kensey Nash Corp.	42,952
6,190		LCA-Vision, Inc.	217,888
15,430	L	Mentor Corp.	770,729
6,400		Meridian Bioscience, Inc.	155,712
10,707	@	Osteotech, Inc.	60,280
5,200	@,L	Palomar Medical Technologies, Inc.	259,740
3,380	@	Possis Medical, Inc.	41,642
20,608	@	Respironics, Inc.	743,124
4,580	@,L	SurModics, Inc.	154,712
9,300	@	Viasys Healthcare, Inc.	262,353
2,348		Vital Signs, Inc.	129,586
			7,305,817
		Healthcare-Services: 3.2%
1,900	@,L	Amedisys, Inc.	74,423
24,323	@	AMERIGROUP Corp.	831,603
8,590	@	Amsurg Corp.	176,353
17,511	@,L	Centene Corp.	456,337
2,300	@,L	Genesis HealthCare Corp.	106,490
10,975	@	Gentiva Health Services, Inc.	176,039
13,190	@,L	Healthways, Inc.	606,344
19,024	@	Odyssey HealthCare, Inc.	235,517
18,580	@	Pediatrix Medical Group, Inc.	894,627
5,111	@	RehabCare Group, Inc.	64,041
25,926	@,L	Sierra Health Services, Inc.	908,706
13,416	@,L	Sunrise Senior Living, Inc.	427,970
13,125	@,L	United Surgical Partners International, Inc.	334,031
			5,292,481
		Home Builders: 1.4%
22,881	@,L	Champion Enterprises, Inc.	213,937
3,420		Coachmen Industries, Inc.	37,483
6,500	@,L	Meritage Homes Corp.	315,640
7,965		Monaco Coach Corp.	102,828
1,730	@,L	NVR, Inc.	1,029,332
1,480		Skyline Corp.	61,997
15,740		Winnebago Industries	547,752
			2,308,969
		Home Furnishings: 0.5%
3,842	@,L	Audiovox Corp.	53,212
15,735	L	Ethan Allen Interiors, Inc.	558,278
13,379	L	La-Z-Boy, Inc.	157,605
			769,095

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Household Products/Wares: 1.1%
4,131		CNS, Inc.	$154,169
5,200	@	Fossil, Inc.	109,304
7,769		John H. Harland Co.	333,135
1,208		National Presto Industries, Inc.	74,304
16,681	@	Playtex Products, Inc.	247,880
15,665		Toro Co.	703,359
4,760		WD-40 Co.	154,700
			1,776,851
		Insurance: 4.1%
12,767		Delphi Financial Group	517,064
10,785		Hilb Rogal & Hobbs Co.	448,656
6,020		Infinity Property & Casualty Corp.	271,803
8,430		Landamerica Financial Group, Inc.	515,157
26,577	@	Philadelphia Consolidated Holding Co.	1,184,005
10,981		Presidential Life Corp.	245,865
15,749	@,L	ProAssurance Corp.	806,821
6,392		RLI Corp.	353,542
7,794		Safety Insurance Group, Inc.	408,250
2,912	@	SCPIE Holdings, Inc.	76,731
13,980		Selective Insurance Group	776,170
5,452		Stewart Information Services Corp.	212,955
6,300		United Fire & Casualty Co.	222,390
17,690	L	Zenith National Insurance Corp.	816,570
			6,855,979
		Internet: 1.6%
3,020	@,L	Blue Coat Systems, Inc.	77,131
9,960	@	Digital Insight Corp.	380,074
26,200	@,L	Digitas, Inc.	283,484
12,450	@	Infospace, Inc.	244,643
14,620	@,L	j2 Global Communications, Inc.	408,337
13,500	@	Napster, Inc.	50,625
6,635	@	PC-Tel, Inc.	64,227
26,079	@,L	Secure Computing Corp.	169,253
8,111	@	Stamps.com, Inc.	126,613
27,884		United Online, Inc.	374,482
3,400	@	WebEx Communications, Inc.	122,060
13,980	@,L	Websense, Inc.	357,189
			2,658,118
		Iron/Steel: 1.6%
7,087		Carpenter Technology Corp.	756,962
17,734		Chaparral Steel Co.	824,631
11,832	L	Cleveland-Cliffs, Inc.	568,409
5,220	@	Material Sciences Corp.	62,953
13,322	L	Ryerson, Inc.	296,548
4,609		Steel Technologies, Inc.	79,505
			2,589,008
		Leisure Time: 0.6%
13,600	@	K2, Inc.	183,872
7,863	@,L	Multimedia Games, Inc.	73,598
12,135	L	Polaris Industries, Inc.	546,318
7,000	@	WMS Industries, Inc.	243,460
			1,047,248
		Lodging: 0.4%
10,190	@,L	Aztar Corp.	549,547
6,264		Marcus Corp.	159,419
			708,966

Shares			Value
		Machinery-Construction & Mining: 0.5%
29,460		JLG Industries, Inc.	$822,229
			822,229
		Machinery-Diversified: 2.8%
10,198		Albany International Corp.	318,178
11,421		Applied Industrial Technologies, Inc.	325,042
14,889		Briggs & Stratton Corp.	403,343
13,348		Cognex Corp.	326,359
25,143	@	Gardner Denver, Inc.	961,468
7,767	@,L	Gerber Scientific, Inc.	107,495
14,773		IDEX Corp.	708,365
6,100	@	Intevac, Inc.	166,469
3,400		Lindsay Manufacturing Co.	117,130
16,734		Manitowoc Co., Inc.	1,008,056
4,959		Robbins & Myers, Inc.	212,196
			4,654,101
		Media: 0.1%
3,900	@,L	4Kids Entertainment, Inc.	69,927
20,000	@	Radio One, Inc.	129,800
			199,727
		Metal Fabricate/Hardware: 1.3%
6,330		AM Castle & Co.	167,872
8,460		Kaydon Corp.	337,977
1,907		Lawson Products	95,789
10,787		Mueller Industries, Inc.	367,837
6,805	@,L	NS Group, Inc.	450,151
14,160	L	Quanex Corp.	525,478
4,876		Valmont Industries, Inc.	288,903
			2,234,007
		Mining: 0.0%
2,400	@	Brush Engineered Materials, Inc.	85,008
			85,008
		Miscellaneous Manufacturing: 2.4%
20,921		Acuity Brands, Inc.	1,101,909
6,775		AO Smith Corp.	242,477
10,459		Aptargroup, Inc.	640,718
11,740		Barnes Group, Inc.	245,953
7,945	@,L	Ceradyne, Inc.	419,655
6,196	L	Clarcor, Inc.	204,530
10,350	@,L	EnPro Industries, Inc.	361,008
7,765	@	Griffon Corp.	185,118
1,630	@	Lydall, Inc.	17,115
8,076		Myers Industries, Inc.	130,508
3,687		Standex International Corp.	109,615
8,820	@,L	Sturm Ruger & Co., Inc.	92,081
11,148		Tredegar Corp.	221,734
			3,972,421
		Office Furnishings: 0.1%
13,675	@	Interface, Inc.	203,211
			203,211
		Office/Business Equipment: 0.2%
14,288	@	Global Imaging Systems, Inc.	304,477
			304,477
		Oil & Gas: 3.9%
3,100	@	Atwood Oceanics, Inc.	153,667
13,426		Cabot Oil & Gas Corp.	834,157
23,168		Cimarex Energy Co.	871,348
53,841		Frontier Oil Corp.	1,703,529

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil & Gas (continued)
7,074		Penn Virginia Corp.	$533,309
1,900	@	Petroleum Development Corp.	80,237
21,364		St. Mary Land & Exploration Co.	856,269
8,248	@	Stone Energy Corp.	321,837
8,747	@,L	Swift Energy Co.	447,059
12,942	@	Unit Corp.	660,430
			6,461,842
		Oil & Gas Services: 3.6%
6,988	@	Dril-Quip, Inc.	295,802
25,630	@,L	Helix Energy Solutions Group, Inc.	942,671
5,900	@	Hydril	446,394
20,840	@,L	Input/Output, Inc.	226,114
9,209	@	Lone Star Technologies	483,104
4,339		Lufkin Industries, Inc.	253,832
15,120	@	Oceaneering International, Inc.	659,383
10,399	@,L	SEACOR Holdings, Inc.	979,274
21,100	@	Tetra Technologies, Inc.	545,224
10,029	@,L	Veritas DGC, Inc.	783,967
8,940	@	W-H Energy Services, Inc.	426,885
			6,042,650
		Packaging & Containers: 0.1%
6,479		Chesapeake Corp.	105,478
			105,478
		Pharmaceuticals: 1.4%
12,803		Alpharma, Inc.	280,386
5,130	@,L	Bradley Pharmaceuticals, Inc.	108,038
13,116	@,L	Connetics Corp.	227,694
9,382	@,L	MGI Pharma, Inc.	177,977
21,304	@	NBTY, Inc.	774,400
11,864	@	Noven Pharmaceuticals, Inc.	281,295
7,000	@,L	PetMed Express, Inc.	90,020
8,940	@,L	Sciele Pharma, Inc.	202,133
8,710	@	Theragenics Corp.	29,179
4,599	@,L	USANA Health Sciences, Inc.	222,500
			2,393,622
		Real Estate Investment Trusts: 3.1%
3,712		Acadia Realty Trust	96,438
12,855		Colonial Properties Trust	629,381
6,500		EastGroup Properties, Inc.	364,325
7,941		Entertainment Properties Trust	482,019
6,325		Essex Property Trust, Inc.	835,153
19,940		Inland Real Estate Corp.	386,836
6,300		Lexington Corporate Properties Trust	139,230
6,100		LTC Properties, Inc.	168,482
7,200		Mid-America Apartment Communities, Inc.	432,000
6,650	L	National Retail Properties, Inc.	158,603
13,600	L	New Century Financial Corp.	490,416
4,100		Parkway Properties, Inc.	212,708
4,600		PS Business Parks, Inc.	327,750
7,600	L	Senior Housing Properties Trust	166,288
5,421	L	Sovran Self Storage, Inc.	317,129
			5,206,758
		Retail: 7.8%
13,342		Brown Shoe Co., Inc.	632,944
5,500	@	California Pizza Kitchen, Inc.	172,480
14,466		Casey's General Stores, Inc.	360,059
8,670	L	Cash America International, Inc.	382,694

Shares			Value
9,108		Cato Corp.	$216,224
9,439	@	CEC Entertainment, Inc.	375,767
6,721	@,L	Childrens Place Retail Stores, Inc.	433,639
18,417		Christopher & Banks Corp.	346,055
19,700		CKE Restaurants, Inc.	363,268
6,419	@,L	Cost Plus, Inc.	69,133
22,146	@,L	Dress Barn, Inc.	536,376
2,756	@,L	Genesco, Inc.	105,610
11,620		Group 1 Automotive, Inc.	592,504
8,950		Haverty Furniture Cos., Inc.	124,763
9,354	@,L	Hibbett Sporting Goods, Inc.	294,838
12,960	@,L	HOT Topic, Inc.	173,016
4,690		IHOP Corp.	246,741
14,147	@	Insight Enterprises, Inc.	284,355
16,595	@	Jack in the Box, Inc.	1,020,427
5,500		Lone Star Steakhouse & Saloon, Inc.	151,470
8,575		Longs Drug Stores Corp.	352,347
5,600	@,L	MarineMax, Inc.	150,416
24,456		Men's Wearhouse, Inc.	936,665
5,460	@	O'Charleys, Inc.	109,746
9,480	@,L	Panera Bread Co.	544,626
7,130	@,L	Papa John's International, Inc.	221,030
16,200	L	PEP Boys-Manny Moe & Jack	218,700
7,730	@,L	PF Chang's China Bistro, Inc.	279,053
3,898	@,L	Rare Hospitality International, Inc.	126,178
4,900	@,L	Red Robin Gourmet Burgers, Inc.	168,413
7,820	@,L	School Specialty, Inc.	289,731
25,801	@,L	Select Comfort Corp.	446,615
20,032	@	Sonic Corp.	470,351
7,907		Stage Stores, Inc.	261,247
3,185		Stein Mart, Inc.	50,005
3,990	@,L	Tractor Supply Co.	189,924
18,600		Triarc Cos.	348,564
9,891	@	Tween Brands, Inc.	414,631
14,050	@	Zale Corp.	432,319
			12,892,924
		Savings & Loans: 1.7%
7,205		Anchor Bancorp. Wisconsin, Inc.	206,495
17,391	L	Bankunited Financial Corp.	443,471
18,431		Brookline Bancorp., Inc.	248,819
8,090		Dime Community Bancshares	113,826
7,997		Downey Financial Corp.	582,182
6,500		Fidelity Bankshares, Inc.	255,840
8,071	@,L	FirstFed Financial Corp.	524,776
11,488		Flagstar Bancorp., Inc.	172,894
5,733	@	Franklin Bank Corp.	112,481
3,355		MAF Bancorp., Inc.	147,586
			2,808,370
		Semiconductors: 2.3%
13,309	@	Actel Corp.	248,346
4,300	@,L	ATMI, Inc.	139,793
12,200	@	Axcelis Technologies, Inc.	77,958
30,494	@,L	Brooks Automation, Inc.	426,001
2,880	@,L	Cabot Microelectronics Corp.	91,152
5,550		Cohu, Inc.	109,724
5,520	@,L	Diodes, Inc.	228,142
8,683	@	DSP Group, Inc.	187,466
10,438	@	Exar Corp.	141,644
17,561	@	Kopin Corp.	63,571
16,900	@,L	Kulicke & Soffa Industries, Inc.	138,411
13,971	@,L	Pericom Semiconductor Corp.	161,086
12,500	@,L	Photronics, Inc.	197,125

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Semiconductors (continued)
3,000	@,L	Rudolph Technologies, Inc.	$48,090
47,995	@	Skyworks Solutions, Inc.	348,444
6,580	@	Standard Microsystems Corp.	209,705
4,040	@,L	Supertex, Inc.	189,557
16,017	@	Varian Semiconductor Equipment Associates, Inc.	636,355
9,200	@,L	Veeco Instruments, Inc.	172,776
			3,815,346
		Software: 3.7%
13,500	@,L	Allscripts Healthcare Solutions, Inc.	376,920
9,350	@	Altiris, Inc.	231,787
11,191	@	Ansys, Inc.	525,417
10,927	@	Captaris, Inc.	79,767
17,652	@,L	Cerner Corp.	848,532
17,663	@	Dendrite International, Inc.	185,462
11,120	@	Digi International, Inc.	147,785
14,590	@,L	Epicor Software Corp.	194,047
4,085	@,L	EPIQ Systems, Inc.	63,808
18,544		Global Payments, Inc.	849,315
21,142	@	Hyperion Solutions Corp.	777,180
5,307		Inter-Tel, Inc.	118,293
7,066	@,L	JDA Software Group, Inc.	101,044
13,121	@	Keane, Inc.	162,700
5,740	@	Mantech International Corp.	208,247
10,920	@	Mapinfo Corp.	144,690
5,800	@,L	Neoware, Inc.	64,786
6,124	@	Open Solutions, Inc.	228,119
3,931	@,L	Per-Se Technologies, Inc.	108,378
9,220	@	Phoenix Technologies Ltd.	44,717
12,105	@	Progress Software Corp.	328,167
5,000	@,L	Quality Systems, Inc.	191,050
5,758	@	SPSS, Inc.	162,433
			6,142,644
		Storage/Warehousing: 0.1%
4,240	@,L	Mobile Mini, Inc.	116,430
			116,430
		Telecommunications: 1.9%
43,690	@,L	Adaptec, Inc.	190,488
21,962	@,L	Aeroflex, Inc.	264,862
9,840	@,L	Anixter International, Inc.	576,821
5,079		Black Box Corp.	217,483
13,920	@,L	C-COR, Inc.	139,200
5,890		Commonwealth Telephone Enterprises, Inc.	245,436
6,800	@,L	Comtech Telecommunications	241,536
15,974	@,L	Ditech Networks, Inc.	111,818
13,617	@	General Communication, Inc.	207,795
30,255	@,L	Harmonic, Inc.	240,527
9,600	@,L	Netgear, Inc.	249,600
12,860	@	Network Equipment Technologies, Inc.	78,832
8,800	@,L	Novatel Wireless, Inc.	83,072
13,687	@,L	Symmetricom, Inc.	120,035
6,850	@	Tollgrade Communications, Inc.	60,075
6,755	@	Viasat, Inc.	179,886
			3,207,466
		Textiles: 0.2%
3,850	L	Angelica Corp.	84,315
6,179		G&K Services, Inc.	244,627
			328,942

Shares			Value
		Toys/Games/Hobbies: 0.3%
7,925	@,L	Jakks Pacific, Inc.	$173,161
9,250	@	Lenox Group, Inc.	56,425
6,200	@	RC2 Corp.	265,794
			495,380
		Transportation: 2.3%
10,072		Arkansas Best Corp.	381,729
6,966	@,L	Bristow Group, Inc.	247,781
9,469	@	EGL, Inc.	302,440
17,734		Heartland Express, Inc.	273,636
16,842	@	HUB Group, Inc.	480,671
21,400	@,L	Kansas City Southern	578,870
15,480	@	Kirby Corp.	557,899
16,614		Landstar System, Inc.	748,295
8,452	@	Old Dominion Freight Line	226,598
			3,797,919
		Water: 0.0%
2,200		American States Water Co.	82,280
			82,280
Total Common Stock (Cost $125,319,729)			165,553,355

Principal Amount		Value
SHORT-TERM INVESTMENTS: 25.0%
	Repurchase Agreement: 0.3%
$456,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $456,067 to be received upon repurchase (Collateralized by $470,000 Federal National Mortgage Association, 3.010%, Market Value plus accrued interest $472,190, due 02/12/07)	$456,000
Total Repurchase Agreement (Cost $456,000)		456,000
	Securities Lending Collateralcc: 24.7%
41,152,367	The Bank of New York Institutional Cash Reserves Fund	41,152,367
Total Securities Lending Collateral (Cost $41,152,367)		41,152,367
Total Short-Term Investments (Cost $41,608,367)		41,608,367

Total Investments in Securities (Cost $166,928,096)*	124.6%	$207,161,722
Other Assets and Liabilities - Net	(24.6)	(40,846,123)
Net Assets	100.0%	$166,315,599

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned Security, a portion or all of the security is on loan at November 30, 2006.

*  Cost for federal income tax purposes is $168,799,597.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$40,436,781
Gross Unrealized Depreciation	(2,074,656)
Net Unrealized Appreciation	$38,362,125

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 44.7%
		Advertising: 0.2%
50		Advo, Inc.	$1,483
700		Omnicom Group	71,512
			72,995
		Aerospace/Defense: 1.3%
870		Boeing Co.	77,021
1,500		General Dynamics Corp.	112,260
1,300		Lockheed Martin Corp.	117,585
1,500		Northrop Grumman Corp.	100,395
1,788		Raytheon Co.	91,260
1,120		United Technologies Corp.	72,274
			570,795
		Agriculture: 0.5%
670	@	Alliance One International, Inc.	4,342
2,240		Altria Group, Inc.	188,630
1,185	@@	British American Tobacco PLC	33,607
50		Delta & Pine Land Co.	2,028
			228,607
		Airlines: 0.1%
4,480	@,@@	British Airways PLC	43,501
336		Skywest, Inc.	8,481
			51,982
		Apparel: 0.4%
140	@	Ashworth, Inc.	980
1,810	@	Coach, Inc.	78,210
90	@,L	Deckers Outdoor Corp.	5,022
170	@	Gymboree Corp.	6,766
490	@	Hanesbrands, Inc.	11,951
600		Jones Apparel Group, Inc.	20,160
180	L	Kellwood Co.	5,625
180	L	K-Swiss, Inc.	5,978
220		Phillips-Van Heusen	10,853
230		Polo Ralph Lauren Corp.	17,986
280	L	Wolverine World Wide, Inc.	8,137
			171,668
		Auto Manufacturers: 0.2%
8,300	L	Ford Motor Co.	67,479
400	@,L	Navistar International Corp.	12,796
			80,275
		Auto Parts & Equipment: 0.1%
500		ArvinMeritor, Inc.	8,655
80		Standard Motor Products, Inc.	1,102
1,800	@@	Sumitomo Rubber Industries, Inc.	23,251
			33,008
		Banks: 3.9%
6,181	@@	Banca Intesa S.p.A.	43,754
7,530		Bank of America Corp.	405,465
1,800	@@	Bank of Ireland	38,748
4,567	@@	Barclays PLC	61,222
3,843	@@	Capitalia S.p.A.	35,444
250		Chittenden Corp.	7,520
570		Colonial BancGroup, Inc.	13,908
900		Comerica, Inc.	52,425
1,634	@@	Depfa Bank PLC	29,626
410	@@	Deutsche Bank AG	53,028
272		East-West Bancorp., Inc.	9,686

Shares			Value
570	@@	First Bancorp.	$5,711
90		First Midwest Bancorp., Inc.	3,353
410		FirstMerit Corp.	9,717
270		Hanmi Financial Corp.	5,894
5,308	@@	HSBC Holdings PLC	98,083
160		Independent Bank Corp.	3,758
300	@@	KBC Groep NV	33,833
150		Mercantile Bankshares Corp.	6,842
4	@@	Mitsubishi UFJ Financial Group, Inc.	50,886
8	@@	Mizuho Financial Group, Inc.	58,604
1,400	@@	National Australia Bank Ltd.	43,156
2,500	L	National City Corp.	90,250
500		North Fork Bancorp., Inc.	14,035
2,700		Regions Financial Corp.	98,955
120	L	Republic Bancorp., Inc.	1,639
323	@@	Societe Generale	54,285
120		South Financial Group, Inc.	3,119
3,000	@@	Sumitomo Trust & Banking Co., Ltd.	31,983
450		TCF Financial Corp.	11,754
90		Umpqua Holdings Corp.	2,702
400	@@	Uniao de Bancos Brasileiros SA GDR	33,868
1,990		US Bancorp.	66,944
2,160		Wachovia Corp.	117,050
230		Webster Financial Corp.	10,987
3,600		Wells Fargo & Co.	126,864
290		Whitney Holding Corp.	9,347
			1,744,445
		Beverages: 1.0%
2,600		Anheuser-Busch Cos., Inc.	123,526
2,150		Coca-Cola Co.	100,685
813	@@	Coca-Cola Hellenic Bottling Co. SA	29,744
271	@@	Fomento Economico Mexicano SA de CV ADR	28,523
700		Pepsi Bottling Group, Inc.	21,924
490		PepsiAmericas, Inc.	10,212
1,750		PepsiCo, Inc.	108,448
1,484	@@	SABMiller PLC	31,092
			454,154
		Biotechnology: 0.3%
1,280	@	Amgen, Inc.	90,880
1,390	@,L	Millennium Pharmaceuticals, Inc.	15,638
370	@,L	Savient Pharmaceuticals, Inc.	4,318
180	@	Vertex Pharmaceuticals, Inc.	7,974
			118,810
		Building Materials: 0.1%
40		ElkCorp	1,438
1,033	@@	Italcementi S.p.A.	28,082
			29,520
		Chemicals: 0.7%
1,100		Dow Chemical Co.	44,011
1,100		EI DuPont de Nemours & Co.	51,623
220		Georgia Gulf Corp.	4,481
260		HB Fuller Co.	6,778
310		Lubrizol Corp.	14,675
777		Lyondell Chemical Co.	19,192
50		MacDermid, Inc.	1,633
400	L	Monsanto Co.	19,228
530		Olin Corp.	8,867
590	@,L	PolyOne Corp.	4,531
900		PPG Industries, Inc.	57,870

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Chemicals (continued)
500		Sherwin-Williams Co.	$31,275
200	@@	Umicore	30,124
480		Valspar Corp.	13,430
			307,718
		Commercial Services: 0.7%
700	@,L	Apollo Group, Inc.	27,153
30		Banta Corp.	1,087
160	L	Central Parking Corp.	2,922
89	@,L	Consolidated Graphics, Inc.	5,207
800	@	Convergys Corp.	19,296
40		CPI Corp.	1,665
370		DeVry, Inc.	9,701
130	@	Heidrick & Struggles International, Inc.	5,439
170	@	ITT Educational Services, Inc.	11,657
100	@,L	Kendle International, Inc.	3,503
420	@,L	Korn/Ferry International	9,790
340	@,L	Labor Ready, Inc.	6,433
350		Manpower, Inc.	24,850
1,560		McKesson Corp.	77,064
1,100		Moody's Corp.	76,428
550	@	MPS Group, Inc.	8,245
320	@	Valassis Communications, Inc.	4,947
90	@,L	Vertrue, Inc.	3,448
150		Viad Corp.	5,897
80	@,L	Volt Information Sciences, Inc.	3,733
200		Watson Wyatt Worldwide, Inc.	9,280
			317,745
		Computers: 1.7%
454	@,@@	Atos Origin	25,616
54	@	CACI International, Inc.	3,231
358	@	Cadence Design Systems, Inc.	6,580
80	@	Catapult Communications Corp.	693
530	@	Ceridian Corp.	12,990
5,500	@	Dell, Inc.	149,820
180		Factset Research Systems, Inc.	9,518
5,230		Hewlett-Packard Co.	206,376
200		Imation Corp.	9,262
2,710		International Business Machines Corp.	249,103
500	@,L	Lexmark International, Inc.	34,490
185	@	Micros Systems, Inc.	9,420
540	@,L	Palm, Inc.	7,565
180	@,L	Radisys Corp.	3,040
250	@	SYKES Enterprises, Inc.	4,308
540	@	Synopsys, Inc.	13,797
280	@	Western Digital Corp.	5,746
			751,555
		Cosmetics/Personal Care: 0.5%
700		Estee Lauder Cos., Inc.	28,903
3,450		Procter & Gamble Co.	216,626
			245,529
		Distribution/Wholesale: 0.1%
220	L	Building Materials Holding Corp.	5,421
80		CDW Corp.	5,640
94	L	Pool Corp.	3,851
2,000	@@	Sumitomo Corp.	27,895
260	@	Tech Data Corp.	10,873
			53,680

Shares			Value
		Diversified Financial Services: 3.4%
260		AG Edwards, Inc.	$15,041
1,280		American Express Co.	75,162
490	@,L	AmeriCredit Corp.	11,491
1,000		CIT Group, Inc.	52,010
8,170		Citigroup, Inc.	405,150
1,000		Fannie Mae	57,030
1,000		Goldman Sachs Group, Inc.	194,800
220	@	Investment Technology Group, Inc.	8,250
6,440		JPMorgan Chase & Co.	298,043
4	@@	Kenedix, Inc.	18,010
940		Merrill Lynch & Co., Inc.	82,184
2,510		Morgan Stanley	191,162
370		Raymond James Financial, Inc.	11,659
150	@@	SFCG Co., Ltd.	23,513
130		SWS Group, Inc.	4,208
200	@	TradeStation Group, Inc.	2,918
1,080	@@	UBS AG	65,184
			1,515,815
		Electric: 1.4%
5,400	@	AES Corp.	126,198
90		Duquesne Light Holdings, Inc.	1,818
1,200		Exelon Corp.	72,876
390		Idacorp, Inc.	15,596
4,606	@@	International Power PLC	30,794
530	L	OGE Energy Corp.	20,787
410		Pepco Holdings, Inc.	10,508
3,000		PG&E Corp.	137,790
570		PNM Resources, Inc.	17,499
400	@@	RWE AG	45,653
1,166	@@	Scottish & Southern Energy PLC	33,429
1,300	@@	Tokyo Electric Power Co., Inc.	40,438
800		TXU Corp.	45,912
250		Wisconsin Energy Corp.	11,695
			610,993
		Electrical Components & Equipment: 0.1%
220	L	Belden CDT, Inc.	8,758
180	@	Littelfuse, Inc.	5,630
5,000	@@	Toshiba Corp.	31,851
			46,239
		Electronics: 0.3%
110		Amphenol Corp.	7,494
110	@	Benchmark Electronics, Inc.	2,672
207	@,L	Coherent, Inc.	6,688
150	L	Cubic Corp.	3,330
600	@@	Hoya Corp.	23,539
310		Methode Electronics, Inc.	3,475
130	@	Planar Systems, Inc.	1,303
290	@,L	Plexus Corp.	7,004
30	@	Rogers Corp.	2,084
330	@	Thomas & Betts Corp.	17,117
89	@	Trimble Navigation Ltd.	4,269
220	@,L	Varian, Inc.	9,698
790	@	Vishay Intertechnology, Inc.	10,349
600	@	Waters Corp.	30,024
			129,046
		Energy-Alternate Sources: 0.0%
75	@,@@	EDF Energies Nouvelles S.A.	3,322
			3,322

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Engineering & Construction: 0.4%
600	@@	Bouygues	$35,730
150	@	EMCOR Group, Inc.	8,951
270	L	Granite Construction, Inc.	13,932
507	@@	Hochtief AG	34,056
280	@	Jacobs Engineering Group, Inc.	23,484
5,000	@@	Taisei Corp.	15,660
100	@	URS Corp.	4,416
400	@@	Vinci SA	50,393
			186,622
		Entertainment: 0.0%
90	@	Pinnacle Entertainment, Inc.	2,926
			2,926
		Environmental Control: 0.2%
50	@	Aleris International, Inc.	2,606
2,500		Waste Management, Inc.	91,525
			94,131
		Equity Fund: 0.1%
200	L	iShares S&P SmallCap 600 Index Fund	13,226
190	L	Midcap SPDR Trust Series 1	28,067
			41,293
		Food: 0.6%
1,300	L	Campbell Soup Co.	49,491
287		Corn Products International, Inc.	10,424
1,554		General Mills, Inc.	86,946
224	@@	Groupe Danone	34,535
403		Hormel Foods Corp.	15,266
140	@,L	Ralcorp Holdings, Inc.	7,091
2,205	@@	Unilever PLC	59,142
60	@	United Natural Foods, Inc.	2,126
			265,021
		Forest Products & Paper: 0.1%
190		Rock-Tenn Co.	4,788
600		Temple-Inland, Inc.	23,460
			28,248
		Gas: 0.1%
20		Cascade Natural Gas Corp.	516
348		Energen Corp.	15,785
546		UGI Corp.	15,386
			31,687
		Hand/Machine Tools: 0.0%
400		Snap-On, Inc.	19,000
			19,000
		Healthcare-Products: 0.8%
70	L	Cooper Cos., Inc.	3,778
550	@,L	Cytyc Corp.	14,421
598		Dentsply International, Inc.	19,094
300	@	Edwards Lifesciences Corp.	13,752
150	@	Haemonetics Corp.	6,792
86	@,L	Hologic, Inc.	4,303
51	@	Idexx Laboratories, Inc.	4,317
110	@,L	Immucor, Inc.	2,959
3,150		Johnson & Johnson	207,617
1,300		Medtronic, Inc.	67,769
190	L	Mentor Corp.	9,491

Shares			Value
110	@	Osteotech, Inc.	$619
130	@	Possis Medical, Inc.	1,602
116	@	Respironics, Inc.	4,183
220	@	Techne Corp.	11,829
190	@	Varian Medical Systems, Inc.	9,352
			381,878
		Healthcare-Services: 1.4%
2,260		Aetna, Inc.	93,361
250	@,L	AMERIGROUP Corp.	8,548
260	@,L	Centene Corp.	6,776
930	@	Coventry Health Care, Inc.	44,761
300	@@	Fresenius Medical Care AG & Co. KGaA	40,346
220	@	Gentiva Health Services, Inc.	3,529
170	@	Health Net, Inc.	7,844
180	@,L	Healthways, Inc.	8,275
940	@	Humana, Inc.	50,854
700	@,L	Laboratory Corp. of America Holdings	49,560
279	@	Odyssey HealthCare, Inc.	3,454
210	@	Pediatrix Medical Group, Inc.	10,112
260	@,L	Sierra Health Services, Inc.	9,113
3,530		UnitedHealth Group, Inc.	173,252
1,790	@	WellPoint, Inc.	135,449
			645,234
		Holding Companies-	Diversified: 0.0%
560	L	Leucadia National Corp.	15,450
			15,450
		Home Builders: 0.1%
10,000	@,@@	Haseko Corp.	34,259
10	@,L	NVR, Inc.	5,950
190		Winnebago Industries	6,612
			46,821
		Home Furnishings: 0.2%
190	L	Ethan Allen Interiors, Inc.	6,741
300		Harman International Industries, Inc.	31,152
2,000	@@	Matsushita Electric Industrial Co., Ltd.	38,810
			76,703
		Household Products/Wares: 0.1%
170		Blyth, Inc.	4,321
30		CNS, Inc.	1,120
300	@@	Henkel KGaA	42,937
			48,378
		Housewares: 0.0%
199		Toro Co.	8,935
			8,935
		Insurance: 3.5%
2,000		Allstate Corp.	126,960
600		AMBAC Financial Group, Inc.	51,384
205		American Financial Group, Inc.	10,703
2,800		American International Group, Inc.	196,896
12,000	@@	China Life Insurance Co., Ltd.	29,346
1,640		Chubb Corp.	84,886
600		Cigna Corp.	75,630

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance (continued)
210		Delphi Financial Group	$8,505
190	@@	Everest Re Group Ltd.	18,698
234		Fidelity National Title Group, Inc.	5,298
2,300		Genworth Financial, Inc.	75,440
1,191		Hartford Financial Services Group, Inc.	102,140
430		HCC Insurance Holdings, Inc.	12,982
270		Horace Mann Educators Corp.	5,459
104		Landamerica Financial Group, Inc.	6,355
16,155	@@	Legal & General Group PLC	48,270
2,200		Loews Corp.	87,824
2,250		Metlife, Inc.	132,143
167	@@	Muenchener Rueckversicherungs AG	27,299
290		Old Republic International Corp.	6,540
235	@	Philadelphia Consolidated Holding Co.	10,469
310	L	PMI Group, Inc.	13,426
170		Presidential Life Corp.	3,806
1,300		Principal Financial Group	75,075
160	@,L	ProAssurance Corp.	8,197
3,500		Progressive Corp.	78,925
270		Protective Life Corp.	12,749
1,530		Prudential Financial, Inc.	124,664
270		Radian Group, Inc.	14,367
606	L	Safeco Corp.	36,705
100		Safety Insurance Group, Inc.	5,238
143		Selective Insurance Group	7,939
240		Stancorp Financial Group, Inc.	10,898
200		Unitrin, Inc.	9,784
502		WR Berkley Corp.	17,625
180		Zenith National Insurance Corp.	8,309
140	@@	Zurich Financial Services AG	36,484
			1,587,418
		Internet: 0.3%
200	@	Google, Inc.	96,984
80	@,L	j2 Global Communications, Inc.	2,234
201	@,L	McAfee, Inc.	5,871
340	@	Napster, Inc.	1,275
220	@	PC-Tel, Inc.	2,130
190	@	Stamps.com, Inc.	2,966
460		United Online, Inc.	6,178
1,200	@	VeriSign, Inc.	31,332
			148,970
		Iron/Steel: 0.5%
5,000	@@	BlueScope Steel Ltd.	31,455
40		Carpenter Technology Corp.	4,272
180		Chaparral Steel Co.	8,370
70	L	Cleveland-Cliffs, Inc.	3,363
1,380	L	Nucor Corp.	82,593
180	L	Ryerson, Inc.	4,007
60	L	Steel Technologies, Inc.	1,035
11,000	@@	Sumitomo Metal Industries Ltd.	41,964
700		United States Steel Corp.	52,353
			229,412
		Leisure Time: 0.3%
702	@@	Carnival PLC	34,314
7,401	@@	First Choice Holidays PLC	37,368
73	L	Polaris Industries, Inc.	3,286
700		Sabre Holdings Corp.	19,201
1,500	@@	Yamaha Motor Co., Ltd.	40,925
			135,094

Shares			Value
		Lodging: 0.0%
60	@,L	Aztar Corp.	$3,236
200		Harrah's Entertainment, Inc.	15,740
			18,976
		Machinery-Construction & Mining: 0.3%
877	@@	Atlas Copco AB	25,201
700		Caterpillar, Inc.	43,421
1,600	@@	Hitachi Construction Machinery Co., Ltd.	37,830
160		JLG Industries, Inc.	4,466
225		Joy Global, Inc.	9,878
			120,796
		Machinery-Diversified: 0.1%
300		Cummins, Inc.	35,976
250	@	Gardner Denver, Inc.	9,560
88		IDEX Corp.	4,220
100		Manitowoc Co., Inc.	6,024
			55,780
		Media: 1.2%
2,800		CBS Corp.	83,300
2,100	@,L	Comcast Corp.	84,966
1,350		McGraw-Hill Cos., Inc.	89,978
2,290		News Corp., Inc.	47,174
120		Reader's Digest Association, Inc.	2,010
3,447	@@	Reed Elsevier PLC	37,752
898	@@	Vivendi	34,634
4,860		Walt Disney Co.	160,623
10		Washington Post	7,349
			547,786
		Metal Fabricate/Hardware: 0.0%
80		AM Castle & Co.	2,122
30	@	NS Group, Inc.	1,985
169		Quanex Corp.	6,272
			10,379
		Mining: 0.2%
2,224	@@	BHP Billiton Ltd.	46,034
310	L	Phelps Dodge Corp.	38,130
			84,164
		Miscellaneous Manufacturing: 1.7%
750		3M Co.	61,095
190		Acuity Brands, Inc.	10,007
160		AO Smith Corp.	5,726
53		Aptargroup, Inc.	3,247
380		Crane Co.	14,478
1,400	L	Eastman Kodak Co.	36,428
800		Eaton Corp.	61,664
160	@,L	EnPro Industries, Inc.	5,581
12,010		General Electric Co.	423,713
700		Parker Hannifin Corp.	58,436
100		Standex International Corp.	2,973
160	@	Sturm Ruger & Co., Inc.	1,670
266		Teleflex, Inc.	17,192
2,324	@@	Tyco International Ltd.	70,394
			772,604
		Office Furnishings: 0.0%
458		Herman Miller, Inc.	16,080
			16,080

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Office/Business Equipment: 0.2%
4,300	@	Xerox Corp.	$70,950
			70,950
		Oil & Gas: 4.0%
1,700		Anadarko Petroleum Corp.	83,912
3,666		Chevron Corp.	265,125
135		Cimarex Energy Co.	5,077
1,560		ConocoPhillips	104,988
310		ENSCO International, Inc.	16,077
1,200	@@	ERG S.p.A.	28,689
8,790		ExxonMobil Corp.	675,160
398		Frontier Oil Corp.	12,593
716		Helmerich & Payne, Inc.	19,024
1,100		Marathon Oil Corp.	103,818
360	L	Noble Energy, Inc.	19,260
1,520	@@	Norsk Hydro ASA	37,797
2,300		Occidental Petroleum Corp.	115,782
100		Penn Virginia Corp.	7,539
271	@@	Petroleo Brasileiro SA	25,515
2,006	@@	Royal Dutch Shell PLC	71,826
2,658	@@	Santos Ltd.	21,469
240	L	St. Mary Land & Exploration Co.	9,619
40	@,L	Stone Energy Corp.	1,561
900	@@	Total SA	64,144
1,820		Valero Energy Corp.	100,227
			1,789,202
		Oil & Gas Services: 0.6%
3,100		Halliburton Co.	104,594
140	@,L	Helix Energy Solutions Group, Inc.	5,149
550	@,@@	Petroleum Geo-Services ASA	37,147
1,100		Schlumberger Ltd.	75,328
100	@,L	SEACOR Holdings, Inc.	9,417
370		Tidewater, Inc.	20,472
50	@,L	Veritas DGC, Inc.	3,909
			256,016
		Packaging & Containers: 0.1%
700	@	Pactiv Corp.	24,115
430		Sonoco Products Co.	15,906
			40,021
		Pharmaceuticals: 2.2%
1,730		Abbott Laboratories	80,722
1,060		AmerisourceBergen Corp.	48,749
951	@@	AstraZeneca PLC	55,164
60	@	Connetics Corp.	1,042
1,600	@	Forest Laboratories, Inc.	77,920
2,600	@@	GlaxoSmithKline PLC	69,111
1,230	@,L	King Pharmaceuticals, Inc.	20,332
4,870		Merck & Co., Inc.	216,764
1,200		Mylan Laboratories	24,348
240	@	NBTY, Inc.	8,724
190	@,L	Noven Pharmaceuticals, Inc.	4,505
7,810		Pfizer, Inc.	214,697
380	@@	Roche Holding AG	68,798
170	@,L	Sepracor, Inc.	9,488
290	@	Theragenics Corp.	972
70	@,L	USANA Health Sciences, Inc.	3,387
1,400		Wyeth	67,592
			972,315

Shares			Value
		Real Estate: 0.0%
2,000	@@	Cheung Kong Holdings Ltd.	$23,591
			23,591
		Real Estate Investment	Trusts: 0.2%
110		AMB Property Corp.	6,740
70	L	Colonial Properties Trust	3,427
450		Equity Office Properties Trust	21,690
35		Essex Property Trust, Inc.	4,621
80		Highwoods Properties, Inc.	3,264
270		Hospitality Properties Trust	13,551
90		Longview Fibre Co.	1,874
90		Macerich Co.	7,692
90		Regency Centers Corp.	7,108
			69,967
		Retail: 2.6%
127		Abercrombie & Fitch Co.	8,565
150		Advance Auto Parts, Inc.	5,340
320	@,L	Aeropostale, Inc.	9,677
441	L	American Eagle Outfitters	19,924
360	@	AnnTaylor Stores Corp.	12,420
600	@	Big Lots, Inc.	13,386
155		Brown Shoe Co., Inc.	7,353
730	@,L	Charming Shoppes, Inc.	9,877
230	@,L	Chico's FAS, Inc.	5,463
40	@	Childrens Place Retail Stores, Inc.	2,581
270		Christopher & Banks Corp.	5,073
424		Claire's Stores, Inc.	13,530
460	@	Dollar Tree Stores, Inc.	13,805
1,200	@@	Don Quijote Co., Ltd.	24,655
270	@,L	Dress Barn, Inc.	6,539
800		Family Dollar Stores, Inc.	22,312
1,900		Federated Department Stores, Inc.	79,971
2,600		Gap, Inc.	48,672
140		Group 1 Automotive, Inc.	7,139
2,440		Home Depot, Inc.	92,647
160	@,L	Jack in the Box, Inc.	9,838
1,200	@	Kohl's Corp.	83,520
30		Lone Star Steakhouse & Saloon, Inc.	826
1,480	L	Lowe's Cos., Inc.	44,637
3,210		McDonald's Corp.	134,724
243		Men's Wearhouse, Inc.	9,307
1,200		Nordstrom, Inc.	58,824
1,400	@	Office Depot, Inc.	53,004
400	L	OfficeMax, Inc.	18,828
90		OSI Restaurant Partners, Inc.	3,519
55	@,L	Panera Bread Co.	3,160
364	@,L	Payless Shoesource, Inc.	11,353
560		Petsmart, Inc.	16,565
550		Ross Stores, Inc.	17,045
150	@	School Specialty, Inc.	5,558
316	@,L	Select Comfort Corp.	5,470
800	@@	Seven & I Holdings Co., Ltd.	25,398
348	@	Sonic Corp.	8,171
780	@,L	Starbucks Corp.	27,526
840		Target Corp.	48,796
2,200		TJX Cos., Inc.	60,324
177	@	Tween Brands, Inc.	7,420
2,800		Wal-Mart Stores, Inc.	129,080
			1,191,822

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Savings & Loans: 0.0%
150		Anchor Bancorp. Wisconsin, Inc.	$4,299
220	L	Bankunited Financial Corp.	5,610
30		Fidelity Bankshares, Inc.	1,181
100	@,L	FirstFed Financial Corp.	6,502
			17,592
		Semiconductors: 0.9%
220	@	Actel Corp.	4,105
2,800	@,L	Advanced Micro Devices, Inc.	60,396
1,700	@	Altera Corp.	33,813
2,010	@	Atmel Corp.	10,171
490	@	Brooks Automation, Inc.	6,845
250	@	DSP Group, Inc.	5,398
600	@	Fairchild Semiconductor International, Inc.	9,792
500	@	Freescale Semiconductor, Inc.	19,965
760	@	Integrated Device Technology, Inc.	12,540
5,600		Intel Corp.	119,560
181	@,L	Lam Research Corp.	9,521
2,200	@	LSI Logic Corp.	23,452
500	@,L	MEMC Electronic Materials, Inc.	19,900
269		Microchip Technology, Inc.	9,176
3,600	@,L	Micron Technology, Inc.	52,560
220	@	Pericom Semiconductor Corp.	2,537
460	@	Semtech Corp.	6,035
800	@@	Shinko Electric Industries	20,330
105	@,L	Varian Semiconductor Equipment Associates, Inc.	4,172
			430,268
		Software: 1.4%
360		Acxiom Corp.	8,971
200	@	Altiris, Inc.	4,958
72	@	Ansys, Inc.	3,380
1,030	@	BMC Software, Inc.	33,537
240	@	Captaris, Inc.	1,752
100	@,L	Cerner Corp.	4,807
2,140	@	Compuware Corp.	17,955
290	@,L	CSG Systems International	8,042
350	@	Dendrite International, Inc.	3,675
117	@	Dun & Bradstreet Corp.	9,620
270	L	Fair Isaac Corp.	11,237
3,100		First Data Corp.	78,275
110		Global Payments, Inc.	5,038
109	@	Hyperion Solutions Corp.	4,007
30		Inter-Tel, Inc.	669
170	@	Mapinfo Corp.	2,253
9,990		Microsoft Corp.	293,007
40	@	Open Solutions, Inc.	1,490
3,900	@	Oracle Corp.	74,217
60	@	Per-Se Technologies, Inc.	1,654
405	@	Sybase, Inc.	9,696
1,905	@,@@	Tele Atlas NV	37,827
568	@,@@	TomTom	27,376
			643,443
		Telecommunications: 2.8%
3,962	@@	Alcatel SA	52,871
60	@	Anixter International, Inc.	3,517
4,500		AT&T, Inc.	152,595
2,200	@,L	Avaya, Inc.	28,116
2,100		BellSouth Corp.	93,639
610	@	Cincinnati Bell, Inc.	2,757
10,410	@	Cisco Systems, Inc.	279,821
40		Commonwealth Telephone Enterprises, Inc.	1,667

Shares			Value
270	@,L	Ditech Networks, Inc.	$1,890
168	L	Harris Corp.	7,074
6,200		Motorola, Inc.	137,454
190	@	Network Equipment Technologies, Inc.	1,165
8	@@	Nippon Telegraph & Telephone Corp.	40,396
542	@@	Orascom Telecom Holdings GDR	31,459
1,590		Qualcomm, Inc.	58,178
3,500		Sprint Nextel Corp.	68,285
19,988	@@	Telecom Italia S.p.A.	53,155
10,000	@@	Telefonaktiebolaget LM Ericsson	38,827
678	@@	Telekomunikasi Indonesia Tbk PT ADR	29,805
130	L	Telephone & Data Systems, Inc.	6,716
670	@,L	Utstarcom, Inc.	5,950
3,400		Verizon Communications, Inc.	118,796
16,287	@@	Vodafone Group PLC	43,179
			1,257,312
		Textiles: 0.0%
90		Angelica Corp.	1,971
210	@,L	Mohawk Industries, Inc.	16,260
			18,231
		Toys/Games/Hobbies: 0.1%
1,000		Hasbro, Inc.	26,750
			26,750
		Transportation: 0.3%
330		CH Robinson Worldwide, Inc.	14,520
6	@@	East Japan Railway Co.	41,970
250	@	HUB Group, Inc.	7,135
130	@,L	Kansas City Southern	3,517
100	@	Kirby Corp.	3,604
110		Landstar System, Inc.	4,954
5,000	@@	Mitsui OSK Lines Ltd.	45,616
210	@	Old Dominion Freight Line	5,630
242		Overseas Shipholding Group	13,930
70	@,L	Swift Transportation Co., Inc.	1,986
			142,862
		Water: 0.1%
689	@@	Veolia Environnement	45,718
			45,718
Total Common Stock (Cost $16,764,881)			20,153,747
EQUITY-LINKED SECURITIES: 0.4%
		Banks: 0.4%
200,000		KAUP Bank	190,695
Total Equity-Linked Securities (Cost $200,000)			190,695
PREFERRED STOCK: 0.9%
		Banks: 0.2%
4,000	P	Bank of American Corp.	100,560
			100,560
		Diversified Financial Services: 0.2%
3,000	P	Merrill Lynch & Co., Inc.	77,790
			77,790

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Insurance: 0.5%
$4,025	@@,P	Aegon NV	$103,524
3,525	P	Metlife, Inc.	91,932
			195,456
Total Preferred Stock (Cost $360,536)			373,806
CORPORATE BONDS/NOTES: 8.5%
		Banks: 3.5%
70,000	@@,C,L	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	60,928
41,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	41,758
28,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	30,831
30,000	@@,C	Bank of Ireland, 5.688%, due 12/29/49	26,135
30,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	25,457
10,000		Bank of Scotland, 5.563%, due 11/30/49	8,605
19,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	19,771
20,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	17,489
50,000	@@,C	BNP Paribas, 5.445%, due 09/29/49	42,864
18,000	C	Chase Capital I, 7.670%, due 12/01/26	18,704
36,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	34,994
10,000	@@,C	Den Norske Bank, 5.625%, due	8,608
30,000	@@,C	Den Norske Bank ASA, 5.563%, due 08/29/49	25,500
44,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	54,780
96,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	96,001
110,000	@@,C	HSBC Bank PLC, 5.663%, due 06/29/49	93,225
60,000	@@,C	HSBC Bank PLC, 5.875%, due 06/29/49	51,900
70,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	60,408
10,000	@@,C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	8,705
69,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	71,532
38,000	C	Mellon Capital I, 7.720%, due 12/01/26	39,503
30,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	31,877
40,000	@@,C	National Australia Bank Ltd., 5.556%, due	34,710
10,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	8,576
44,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	43,657
19,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	18,669
11,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	10,956
50,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/29/49	49,593

Principal Amount			Value
$110,000	@@,C	Royal Bank of Scotland Group PLC, 5.750%, due 12/29/49	$94,394
40,000	@@,C	Societe Generale, 5.429%, due 11/29/49	34,553
90,000	@@,C	Standard Chartered PLC, 5.563%, due 07/29/49	74,700
130,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	109,200
10,000	@@,C	Standard Chartered PLC, 5.730%, due 01/29/49	8,275
39,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	40,694
35,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	35,504
30,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	25,665
57,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	55,245
66,000	@@,#,C	Woori Bank, 6.125%, due 05/03/16	68,401
			1,582,367
		Beverages: 0.1%
53,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	62,196
			62,196
		Chemicals: 0.1%
10,000		Stauffer Chemical, 5.320%, due 04/15/10	8,395
10,000		Stauffer Chemical, 5.630%, due 04/15/18	5,363
30,000		Stauffer Chemical, 7.250%, due 04/15/17	17,013
			30,771
		Diversified Financial Services: 2.4%
123,000	@@,#,C	Aiful Corp., 4.450%, due 02/16/10	118,638
69,671	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	68,626
41,000	C	Citigroup Capital II, 7.750%, due 12/01/36	42,396
72,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	74,862
25,000	@@,C	Financiere CSFB NV, 5.500%, due 03/29/49	21,438
48,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	48,419
51,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	68,532
37,000	C,L	JPM Capital Trust I, 7.540%, due 01/15/27	38,376
44,000	C,L	JPM Capital Trust II, 7.950%, due 02/01/27	45,820
86,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	85,315
100,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	103,501
30,000	@@,C	Paribas, 5.563%, due 12/31/49	25,889
22,500	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	22,257
31,580	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	30,925

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$79,785	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	$81,431
100,000	@@,#,C	Preferred Term Securities Ltd./Preferred Term Securities, Inc., 5.890%, due 03/23/35	100,375
280,696	#	Toll Road Investors Partnership II LP, 17.270%, due 02/15/45	36,474
55,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	58,252
			1,071,526
		Electric: 0.5%
39,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	40,198
62,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	73,827
18,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	18,988
24,942	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	25,166
11,108		PPL Montana, LLC, 8.903%, due 07/02/20	12,367
55,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	57,402
			227,948
		Healthcare-Products: 0.1%
29,000	C	Boston Scientific Corp., 7.000%, due 11/15/35	30,161
			30,161
		Home Builders: 0.1%
49,000		D.R. Horton, Inc., 5.625%, due 09/15/14	47,834
			47,834
		Multi-National: 0.1%
28,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	27,391
			27,391
		Oil & Gas: 0.4%
40,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	38,444
8,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	8,534
18,000	#,C,L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	18,473
68,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	69,904
41,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	40,200
			175,555
		Pipelines: 0.2%
109,000	#,C,I	Cameron Highway Oil Pipeline System, 5.860%, due 12/15/17	107,910
			107,910

Principal Amount			Value
		Real Estate Investment Trusts: 0.2%
$14,000	C	Liberty Property LP, 6.375%, due 08/15/12	$14,781
48,000	C	Liberty Property LP, 7.750%, due 04/15/09	50,519
45,000	C,L	Simon Property Group LP, 4.875%, due 03/18/10	44,748
			110,048
		Savings & Loans: 0.1%
37,000	C	Great Western Financial, 8.206%, due 02/01/27	38,647
			38,647
		Sovereign: 0.4%
174,000		Fannie Mae, 7.250%, due 01/15/10	186,642
			186,642
		Telecommunications: 0.3%
16,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	16,703
16,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	20,092
75,000	@@,C	Telefonica Emisones SAU, 6.421%, due 06/20/16	78,514
			115,309
Total Corporate Bonds/Notes (Cost $3,805,458)			3,814,305
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.0%
		Federal Home Loan Bank: 0.4%
95,000		5.375%, due 07/18/11	97,609
101,000		5.625%, due 06/13/16	106,006
			203,615
		Federal Home Loan Mortgage Corporation: 3.7%
173,303	C,S	4.500%, due 12/15/16	170,812
24,000		4.500%, due 12/15/35	22,837
200,000	L	4.875%, due 02/17/09	200,653
123,094	C,S	5.000%, due 08/15/16	122,371
150,000	C,S	5.000%, due 05/15/20	147,763
100,000	L	5.125%, due 04/18/08	100,392
26,000		5.500%, due 12/15/18	26,130
170,000		5.500%, due 12/01/36	169,469
313,000	C,L	5.750%, due 05/11/11	313,486
104,000		5.750%, due 06/27/16	110,272
34,482		6.000%, due 12/01/28	35,072
161,161	C,S	6.000%, due 01/15/29	164,768
61,091	S	7.000%, due 11/01/31	63,024
			1,647,049
		Federal National Mortgage Association: 10.6%
63,000		4.500%, due 12/15/18	61,346
80,480	S	4.806%, due 08/01/35	79,456
115,000	L	5.000%, due 10/15/11	116,550
60,000		5.000%, due 12/01/17	59,456
2,023,000		5.000%, due 12/15/35	1,976,851
235,000	L	5.250%, due 08/01/12	238,951
100,000	L	5.250%, due 09/15/16	103,847
107,558	S	5.500%, due 02/01/18	108,182

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$293,000	S	5.500%, due 05/25/30	$291,901
89,332	S	5.500%, due 11/01/33	89,260
488,000		5.500%, due 12/01/33	486,322
70,820	S	5.500%, due 11/01/36	70,134
126,000		5.500%, due 12/25/36	125,089
142,000	C	5.600%, due 03/29/11	142,048
118,053	S	6.000%, due 08/01/16	120,336
32,017		6.000%, due 10/01/18	32,635
14,000		6.000%, due 11/15/20	14,254
112,345	S	6.000%, due 04/25/31	115,377
480,000		6.000%, due 12/15/34	485,250
36,281		7.000%, due 02/01/31	37,444
16,718		7.000%, due 03/01/32	17,244
3,355		7.000%, due 08/01/35	3,449
6,433		7.500%, due 09/01/31	6,707
			4,782,089
		Government National Mortgage Association: 0.3%
12,845		6.500%, due 02/15/26	13,270
16,782		6.500%, due 02/15/29	17,327
24,802		6.500%, due 01/15/32	25,585
39,182		7.000%, due 02/15/28	40,549
28,693		7.500%, due 12/15/23	29,934
			126,665
Total U.S. Government Agency Obligations (Cost $6,713,639)			6,759,418
U.S. TREASURY OBLIGATIONS: 8.1%
		U.S. Treasury Bonds: 5.7%
80,000		4.500%, due 11/30/11	80,175
651,000	L	4.500%, due 02/15/36	644,745
1,252,000	L	4.625%, due 11/15/16	1,268,468
211,000	L	6.000%, due 02/15/26	246,310
292,000	L	6.250%, due 08/15/23	345,336
			2,585,034
		Treasury Inflation Protected Securities: 0.7%
103,000	L	2.000%, due 01/15/16	103,901
200,000		2.375%, due 04/15/11	205,636
			309,537
		U.S. Treasury Notes: 1.5%
152,000	L	4.625%, due 11/15/09	152,534
298,000	L	4.625%, due 10/31/11	300,352
213,000	L	4.875%, due 10/31/08	213,999
			666,885
		U.S. Treasury STRIP: 0.2%
369,000	L	Discount Note, due 02/15/36	100,596
			100,596
Total U.S. Treasury Obligations (Cost $3,589,874)			3,662,052
ASSET-BACKED SECURITIES: 1.6%
		Automobile Asset-Backed Securities: 0.4%
13,000	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	12,902

Principal Amount			Value
$49,000	C,S	Capital Auto Receivables Asset Trust, 5.030%, due 10/15/09	$48,972
20,000	C	Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	20,094
9,000	C	Carmax Auto Owner Trust, 4.210%, due 01/15/10	8,927
9,000	C	Daimler Chrysler Auto Trust, 5.010%, due 01/08/11	9,031
62,000	C,S	Honda Auto Receivables Owner Trust, 5.300%, due 07/21/10	62,320
7,000	C	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	6,941
12,000	C	Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	11,962
17,000	C	USAA Auto Owner Trust, 5.010%, due 09/15/10	17,010
			198,159
		Credit Card Asset-Backed Securities: 0.6%
45,000	C,S	Bank One Issuance Trust, 4.540%, due 09/15/10	44,641
43,000	C,S	Capital One Master Trust, 4.900%, due 03/15/10	42,970
54,000	C,S	Capital One Master Trust, 6.310%, due 06/15/11	54,952
3,000	C	Capital One Multi-Asset Execution Trust, 3.650%, due 07/15/11	2,937
52,000	C,S	Capital One Multi-Asset Execution Trust, 4.050%, due 02/15/11	51,379
64,000	C,S	Citibank Credit Card Master Trust I, 6.050%, due 01/15/10	64,762
			261,641
		Other Asset-Backed Securities: 0.6%
8,000	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	8,000
64,610	C,S	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	63,787
3,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	2,974
79,000	C,S	Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	79,210
25,000	C	Credit-Based Asset Servicing and Securitization, 5.501%, due 12/25/36	25,012
36,000	C	Equity One, Inc., 5.050%, due 09/25/33	35,596
25,000	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	25,031
2,000	C	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	1,983
32,000	C	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	32,063
			273,656
Total Asset-Backed Securities (Cost $735,502)			733,456
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%
101,859	C	Banc of America Alternative Loan Trust, 6.291%, due 11/25/21	103,499

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$12,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	$11,751
10,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	9,903
10,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	9,948
44,000	C,S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	43,897
19,180	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	19,451
10,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	10,513
95,408	C,S	Banc of America Funding Corp., 5.857%, due 05/20/36	95,245
36,958	C	Banc of America Mortgage Securities, 5.250%, due 11/25/19	36,911
38,847	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	38,395
9,595	C	Citigroup Commercial Mortgage Trust, 5.911%, due 03/15/49	9,796
211,566	C,S	Countrywide Alternative Loan Trust, 5.283%, due 10/25/35	210,179
155,426	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	156,294
913	C	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	923
409,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	401,287
31,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.777%, due 04/15/62	33,711
9,642	C	Credit Suisse Mortgage Capital Certificates, 4.991%, due 06/15/38	9,643
169,329	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	172,010
405,000	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	423,804
66,082	C,S	GMAC Mortgage Corp. Loan Trust, 4.604%, due 10/19/33	65,348
41,194	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	41,097
22,621	#,C	GSMPS Mortgage Loan Trust, 5.670%, due 01/25/35	22,723
4,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	3,921
22,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	21,565
9,479	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.024%, due 04/15/45	9,654
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	10,372

Principal Amount			Value
$233,394	C,S	JP Morgan Mortgage Trust, 5.408%, due 11/25/35	$231,936
10,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	9,752
15,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	14,707
9,730	C	LB-UBS Commercial Mortgage Trust, 5.741%, due 06/15/32	9,935
94,842	C,S	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	95,358
338,592	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	334,995
847,751	C,S	MASTR Reperforming Loan Trust, 5.680%, due 07/25/35	849,575
30,000	C	Morgan Stanley Capital I, 4.827%, due 06/12/47	29,754
58,593	C,S	Morgan Stanley Capital I, 5.490%, due 07/12/44	59,472
30,000	C	Morgan Stanley Capital I, 5.741%, due 08/12/41	30,975
57,966	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	56,461
45,937	C,S	Residential Asset Securitization Trust, 6.500%, due 09/25/36	46,306
44,954	C,S	Thornburg Mortgage Securities Trust, 5.690%, due 09/25/34	45,197
9,512	C	Wachovia Bank Commercial Mortgage Trust, 5.726%, due 06/15/45	9,662
10,000	C	Wachovia Bank Commercial Mortgage Trust, 5.935%, due 06/15/45	10,365
124,329	C,S	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	125,617
689,438	C,S	Washington Mutual, Inc., 5.598%, due 11/25/46	689,394
226,322	C,S	Washington Mutual, Inc., 5.882%, due 11/25/46	226,887
164,844	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	163,681
165,000	C	Wells Fargo Mortgage-Backed Securities Trust, 5.690%, due 12/25/36	163,453
Total Collateralized Mortgage Obligations (Cost $5,213,249)			5,175,322
MUNICIPAL BONDS: 0.5%
		California: 0.1%
40,000	C	City of San Diego	41,967
			41,967
		Louisiana: 0.2%
100,000	#,C	Tulane University of Louisiana	100,000
			100,000
		Michigan: 0.2%
90,000		Michigan Tobacco Settlement Finance Authority	95,024
			95,024

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
CONSERVATIVE FUND   AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
Total Municipal Bonds (Cost $230,078)		$236,991
Total Long-Term Investments (Cost $37,613,217)		41,099,792
SHORT-TERM INVESTMENTS: 29.4%
	Repurchase Agreement: 17.5%
$7,882,000	Morgan Stanley Repurchase Agreement dated 11/30/06, 5.290%, due 12/01/06, $7,883,158 to be received upon repurchase (Collateralized by $8,075,000 Federal National Mortgage Association, 2.875%-7.540%, Market Value plus accrued interest $8,140,643, due 04/05/07-08/23/21)	7,882,000
Total Repurchase Agreement (Cost $7,882,000)		7,882,000
	Securities Lending Collateralcc: 11.9%
5,372,097	The Bank of New York Institutional Cash Reserves Fund	5,372,097
Total Securities Lending Collateral (Cost $5,372,097)		5,372,097
Total Short-Term Investments (Cost $13,254,097)		13,254,097

Total Investments in Securities (Cost $50,867,314)*	120.6%	$54,353,889
Other Assets and Liabilities - Net	(20.6)	(9,286,909)
Net Assets	100.0%	$45,066,980

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.

I  Illiquid security

L  Loaned Security, a portion or all of the security is on loan at November 30, 2006.

*  Cost for federal income tax purposes is $51,209,148.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,424,003
Gross Unrealized Depreciation	(279,262)
Net Unrealized Appreciation	$3,144,741

ING Strategic Allocation Conservative Fund Futures Contracts as of November 30, 2006

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	19	$4,495,638	12/18/06	$1,225
S&P 500 E-Mini	12	841,740	12/15/06	13,260
U.S. Treasury 2-Year Note	6	1,230,000	3/30/07	914
U.S. Treasury 5-Year Note	6	636,938	3/30/07	1,007
U.S. Treasury 10-Year Note	12	1,310,250	3/21/07	3,139
				$19,545
Short Contracts
90-Day Eurodollar	19	$(4,503,475)	3/19/07	$(5,144)
U.S. Treasury Long Bond	11	(1,258,125)	3/21/07	(4,771)
				$(9,915)

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 87.5%
		Advertising: 0.3%
260		Advo, Inc.	$7,712
2,950		Omnicom Group	301,372
			309,084
		Aerospace/Defense: 2.2%
3,400		Boeing Co.	301,002
5,700		General Dynamics Corp.	426,588
4,900		Lockheed Martin Corp.	443,205
5,700		Northrop Grumman Corp.	381,501
7,194		Raytheon Co.	367,182
4,150		United Technologies Corp.	267,800
			2,187,278
		Agriculture: 1.0%
3,640	@	Alliance One International, Inc.	23,587
8,600		Altria Group, Inc.	724,206
7,415	@@	British American Tobacco PLC	210,289
300		Delta & Pine Land Co.	12,165
			970,247
		Airlines: 0.3%
24,868	@,@@	British Airways PLC	241,471
1,805		Skywest, Inc.	45,558
			287,029
		Apparel: 0.8%
640	@	Ashworth, Inc.	4,480
6,650	@	Coach, Inc.	287,347
460	@,L	Deckers Outdoor Corp.	25,668
950	@,L	Gymboree Corp.	37,810
2,700	@	Hanesbrands, Inc.	65,853
2,400		Jones Apparel Group, Inc.	80,640
1,010	L	Kellwood Co.	31,563
960		K-Swiss, Inc.	31,882
1,210		Phillips-Van Heusen	59,689
1,330		Polo Ralph Lauren Corp.	104,006
1,540	L	Wolverine World Wide, Inc.	44,752
			773,690
		Auto Manufacturers: 0.3%
$31,200	L	Ford Motor Co.	253,656
1,200	@,L	Navistar International Corp.	38,388
			292,044
		Auto Parts & Equipment: 0.2%
2,900	L	ArvinMeritor, Inc.	50,199
470		Standard Motor Products, Inc.	6,477
10,900	@@	Sumitomo Rubber Industries, Inc.	140,800
			197,476
		Banks: 7.8%
34,536	@@	Banca Intesa S.p.A.	244,471
28,400		Bank of America Corp.	1,529,315
9,800	@@	Bank of Ireland	210,842
25,308	@@	Barclays PLC	339,263
21,002	@@	Capitalia S.p.A.	193,703
1,350	L	Chittenden Corp.	40,608
3,200		Colonial BancGroup, Inc.	78,080
3,400		Comerica, Inc.	198,050
9,221	@@	Depfa Bank PLC	167,188
2,151	@@	Deutsche Bank AG	278,204
1,458		East-West Bancorp., Inc.	51,919
3,120	@@	First Bancorp.	31,262

Shares			Value
420		First Midwest Bancorp., Inc.	$15,645
2,300		FirstMerit Corp.	54,510
1,510		Hanmi Financial Corp.	32,963
30,213	@@	HSBC Holdings PLC	558,289
890		Independent Bank Corp.	20,906
1,100	@@	KBC Groep NV	124,053
900		Mercantile Bankshares Corp.	41,049
21	@@	Mitsubishi UFJ Financial Group, Inc.	267,153
43	@@	Mizuho Financial Group, Inc.	314,995
8,300	@@	National Australia Bank Ltd.	255,851
9,700	L	National City Corp.	350,170
8,200		Regions Financial Corp.	300,530
660	L	Republic Bancorp., Inc.	9,016
1,497	@@	Societe Generale	251,592
660		South Financial Group, Inc.	17,153
13,000	@@	Sumitomo Trust & Banking Co., Ltd.	138,594
2,600		TCF Financial Corp.	67,912
510		Umpqua Holdings Corp.	15,310
2,000	@@,L	Uniao de Bancos Brasileiros SA GDR	169,340
7,450		US Bancorp.	250,618
7,650		Wachovia Corp.	414,554
1,400		Webster Financial Corp.	66,878
13,500		Wells Fargo & Co.	475,740
1,600		Whitney Holding Corp.	51,568
			7,627,294
		Beverages: 2.0%
9,400		Anheuser-Busch Cos., Inc.	446,594
8,550		Coca-Cola Co.	400,397
4,625	@@	Coca-Cola Hellenic Bottling Co. SA	169,207
1,681	@@,L	Fomento Economico Mexicano SA de CV ADR	176,925
2,850		Pepsi Bottling Group, Inc.	89,262
2,800		PepsiAmericas, Inc.	58,352
6,850		PepsiCo, Inc.	424,495
8,477	@@	SABMiller PLC	177,606
			1,942,838
		Biotechnology: 0.5%
5,050	@	Amgen, Inc.	358,550
8,100	@,L	Millennium Pharmaceuticals, Inc.	91,125
1,950	@,L	Savient Pharmaceuticals, Inc.	22,757
1,100	@	Vertex Pharmaceuticals, Inc.	48,730
			521,162
		Building Materials: 0.2%
170		ElkCorp	6,112
6,094	@@	Italcementi S.p.A.	165,662
			171,774
		Chemicals: 1.4%
4,100		Dow Chemical Co.	164,041
3,750		EI DuPont de Nemours & Co.	175,988
1,210	L	Georgia Gulf Corp.	24,648
1,440		HB Fuller Co.	37,541
1,700		Lubrizol Corp.	80,478
4,311		Lyondell Chemical Co.	106,482
210		MacDermid, Inc.	6,857
2,300		Monsanto Co.	110,561
3,000		Olin Corp.	50,190
3,240	@,L	PolyOne Corp.	24,883

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Chemicals (continued)
3,450		PPG Industries, Inc.	$221,835
2,300		Sherwin-Williams Co.	143,865
900	@@	Umicore	135,558
2,800		Valspar Corp.	78,344
			1,361,271
		Commercial Services: 1.4%
2,800	@,L	Apollo Group, Inc.	108,612
200		Banta Corp.	7,244
750	L	Central Parking Corp.	13,695
506	@,L	Consolidated Graphics, Inc.	29,601
2,900	@	Convergys Corp.	69,948
210		CPI Corp.	8,740
2,100		DeVry, Inc.	55,062
730	@	Heidrick & Struggles International, Inc.	30,543
1,000	@	ITT Educational Services, Inc.	68,570
560	@	Kendle International, Inc.	19,617
2,400	@,L	Korn/Ferry International	55,944
1,880	@,L	Labor Ready, Inc.	35,570
2,000		Manpower, Inc.	142,000
5,550		McKesson Corp.	274,170
4,300		Moody's Corp.	298,764
3,200	@	MPS Group, Inc.	47,968
1,900	@	Valassis Communications, Inc.	29,374
421	@,L	Vertrue, Inc.	16,129
850		Viad Corp.	33,414
390	@	Volt Information Sciences, Inc.	18,197
1,110		Watson Wyatt Worldwide, Inc.	51,504
			1,414,666
		Computers: 3.1%
2,351	@,@@	Atos Origin	132,652
270	@	CACI International, Inc.	16,157
2,093	@	Cadence Design Systems, Inc.	38,469
450	@	Catapult Communications Corp.	3,897
3,000	@	Ceridian Corp.	73,530
20,900	@	Dell, Inc.	569,316
980		Factset Research Systems, Inc.	51,822
19,850		Hewlett-Packard Co.	783,281
1,100		Imation Corp.	50,941
10,200		International Business Machines Corp.	937,584
1,800	@,L	Lexmark International, Inc.	124,164
1,027	@	Micros Systems, Inc.	52,295
3,300	@,L	Palm, Inc.	46,233
960	@	Radisys Corp.	16,214
1,350	@	SYKES Enterprises, Inc.	23,261
3,100	@	Synopsys, Inc.	79,205
1,600	@	Western Digital Corp.	32,832
			3,031,853
		Cosmetics/Personal Care: 0.9%
2,700		Estee Lauder Cos., Inc.	111,483
12,950		Procter & Gamble Co.	813,131
			924,614
		Distribution/Wholesale: 0.3%
1,170	L	Building Materials Holding Corp.	28,829
400		CDW Corp.	28,200
449	L	Pool Corp.	18,396
12,000	@@	Sumitomo Corp.	167,368
1,400	@	Tech Data Corp.	58,548
			301,341

Shares			Value
		Diversified Financial Services: 6.2%
1,500		AG Edwards, Inc.	$86,775
4,850		American Express Co.	284,792
2,800	@,L	AmeriCredit Corp.	65,660
4,100		CIT Group, Inc.	213,241
30,900		Citigroup, Inc.	1,532,331
4,050		Fannie Mae	230,972
3,750		Goldman Sachs Group, Inc.	730,500
1,170	@	Investment Technology Group, Inc.	43,875
24,250		JPMorgan Chase & Co.	1,122,290
22	@@	Kenedix, Inc.	99,053
3,750		Merrill Lynch & Co., Inc.	327,863
9,400		Morgan Stanley	715,904
2,100		Raymond James Financial, Inc.	66,171
830	@@	SFCG Co., Ltd.	130,104
700		SWS Group, Inc.	22,659
1,050	@	TradeStation Group, Inc.	15,320
6,010	@@	UBS AG	362,739
			6,050,249
		Electric: 2.8%
20,400	@	AES Corp.	476,748
500		Duquesne Light Holdings, Inc.	10,100
4,700		Exelon Corp.	285,431
2,200		Idacorp, Inc.	87,978
27,100	@@	International Power PLC	181,182
3,000		OGE Energy Corp.	117,660
2,480		Pepco Holdings, Inc.	63,562
11,200		PG&E Corp.	514,416
3,200		PNM Resources, Inc.	98,240
1,900	@@	RWE AG	216,851
6,543	@@	Scottish & Southern Energy PLC	187,586
7,300	@@	Tokyo Electric Power Co., Inc.	227,075
3,200		TXU Corp.	183,648
1,430		Wisconsin Energy Corp.	66,895
			2,717,372
		Electrical Components & Equipment: 0.3%
1,200	L	Belden Cdt, Inc.	47,772
960	@	Littelfuse, Inc.	30,029
31,000	@@	Toshiba Corp.	197,477
			275,278
		Electronics: 0.7%
600		Amphenol Corp.	40,878
550	@,L	Benchmark Electronics, Inc.	13,360
1,108	@	Coherent, Inc.	35,799
710	L	Cubic Corp.	15,762
4,300	@@	Hoya Corp.	168,697
1,720		Methode Electronics, Inc.	19,281
780	@	Planar Systems, Inc.	7,816
1,700	@,L	Plexus Corp.	41,055
160	@	Rogers Corp.	11,117
1,880	@	Thomas & Betts Corp.	97,516
484	@	Trimble Navigation Ltd.	23,217
1,300	@,L	Varian, Inc.	57,304
4,800	@	Vishay Intertechnology, Inc.	62,880
2,100	@	Waters Corp.	105,084
			699,766
		Energy-Alternate Sources: 0.0%
420	@,@@	EDF Energies Nouvelles S.A.	18,606
			18,606

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Engineering & Construction: 1.0%
3,400	@@	Bouygues	$202,473
840	@	EMCOR Group, Inc.	50,123
1,500	L	Granite Construction, Inc.	77,400
2,889	@@	Hochtief AG	194,060
1,600	@	Jacobs Engineering Group, Inc.	134,192
37,000	@@	Taisei Corp.	115,883
470	@	URS Corp.	20,755
1,800	@@	Vinci SA	226,769
			1,021,655
		Entertainment: 0.0%
420	@	Pinnacle Entertainment, Inc.	13,654
			13,654
		Environmental Control: 0.4%
260	@	Aleris International, Inc.	13,549
9,400		Waste Management, Inc.	344,134
			357,683
		Equity Fund: 0.3%
1,100	L	iShares S&P SmallCap 600 Index Fund	72,743
1,570	L	Midcap SPDR Trust Series 1	231,920
			304,663
		Food: 1.2%
4,850	L	Campbell Soup Co.	184,640
1,559		Corn Products International, Inc.	56,623
6,015		General Mills, Inc.	336,539
927	@@	Groupe Danone	142,918
2,285		Hormel Foods Corp.	86,556
760	@,L	Ralcorp Holdings, Inc.	38,494
11,985	@@	Unilever PLC	321,459
350	@	United Natural Foods, Inc.	12,404
			1,179,633
		Forest Products & Paper: 0.1%
1,060		Rock-Tenn Co.	26,712
2,400		Temple-Inland, Inc.	93,840
			120,552
		Gas: 0.2%
100		Cascade Natural Gas Corp.	2,582
1,912		Energen Corp.	86,728
2,982		UGI Corp.	84,033
			173,343
		Hand/Machine Tools: 0.1%
1,200		Snap-On, Inc.	57,000
			57,000
		Healthcare-Products: 1.7%
380	L	Cooper Cos., Inc.	20,509
3,200	@,L	Cytyc Corp.	83,904
3,468		Dentsply International, Inc.	110,733
1,700	@	Edwards Lifesciences Corp.	77,928
850	@	Haemonetics Corp.	38,488
448	@,L	Hologic, Inc.	22,413
279	@	Idexx Laboratories, Inc.	23,617
570	@,L	Immucor, Inc.	15,333
11,750		Johnson & Johnson	774,443
4,900		Medtronic, Inc.	255,437
990	L	Mentor Corp.	49,451

Shares			Value
770	@	Osteotech, Inc.	$4,335
730	@	Possis Medical, Inc.	8,994
620	@	Respironics, Inc.	22,357
1,300	@	Techne Corp.	69,901
1,150	@	Varian Medical Systems, Inc.	56,603
			1,634,446
		Healthcare-Services: 2.6%
8,700		Aetna, Inc.	359,397
1,380	@	AMERIGROUP Corp.	47,182
1,410	@,L	Centene Corp.	36,745
3,300	@	Coventry Health Care, Inc.	158,829
1,600	@@	Fresenius Medical Care AG & Co. KGaA	215,178
1,150	@	Gentiva Health Services, Inc.	18,446
1,030	@	Health Net, Inc.	47,524
960	@,L	Healthways, Inc.	44,131
3,450	@	Humana, Inc.	186,645
2,700	@,L	Laboratory Corp. of America Holdings	191,160
1,452	@	Odyssey HealthCare, Inc.	17,976
1,140	@	Pediatrix Medical Group, Inc.	54,891
1,450	@,L	Sierra Health Services, Inc.	50,823
13,249		UnitedHealth Group, Inc.	650,261
6,950	@	WellPoint, Inc.	525,907
			2,605,095
		Holding Companies-Diversified: 0.1%
3,200	L	Leucadia National Corp.	88,288
			88,288
		Home Builders: 0.3%
56,000	@,@@	Haseko Corp.	191,850
45	@,L	NVR, Inc.	26,775
1,050		Winnebago Industries	36,540
			255,165
		Home Furnishings: 0.4%
1,060	L	Ethan Allen Interiors, Inc.	37,609
1,400		Harman International Industries, Inc.	145,376
10,000	@@	Matsushita Electric Industrial Co., Ltd.	194,049
			377,034
		Household Products/Wares: 0.2%
1,000		Blyth, Inc.	25,420
120		CNS, Inc.	4,478
1,500	@@	Henkel KGaA	214,686
			244,584
		Housewares: 0.0%
1,095		Toro Co.	49,166
			49,166
		Insurance: 6.7%
7,400		Allstate Corp.	469,752
2,200		AMBAC Financial Group, Inc.	188,408
1,145	L	American Financial Group, Inc.	59,780
10,400		American International Group, Inc.	731,328
70,000	@@	China Life Insurance Co., Ltd.	171,183
6,350		Chubb Corp.	328,676
2,200		Cigna Corp.	277,310

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance (continued)
1,130		Delphi Financial Group	$45,765
1,100	@@	Everest Re Group Ltd.	108,251
1,358		Fidelity National Title Group, Inc.	30,745
8,600		Genworth Financial, Inc.	282,080
4,347		Hartford Financial Services Group, Inc.	372,799
2,300	L	HCC Insurance Holdings, Inc.	69,437
1,600		Horace Mann Educators Corp.	32,352
573		Landamerica Financial Group, Inc.	35,016
90,019	@@	Legal & General Group PLC	268,972
8,300		Loews Corp.	331,336
8,500		Metlife, Inc.	499,205
1,001	@@	Muenchener Rueckversicherungs AG	163,633
1,711		Old Republic International Corp.	38,583
1,265	@	Philadelphia Consolidated Holding Co.	56,356
1,800	L	PMI Group, Inc.	77,958
950		Presidential Life Corp.	21,271
4,900		Principal Financial Group	282,975
890	@,L	ProAssurance Corp.	45,595
13,400		Progressive Corp.	302,170
1,500		Protective Life Corp.	70,830
5,778		Prudential Financial, Inc.	470,791
1,660		Radian Group, Inc.	88,329
2,558	L	Safeco Corp.	154,938
550		Safety Insurance Group, Inc.	28,809
800		Selective Insurance Group	44,416
1,400		Stancorp Financial Group, Inc.	63,574
1,100		Unitrin, Inc.	53,812
2,915		WR Berkley Corp.	102,346
970	L	Zenith National Insurance Corp.	44,775
790	@@	Zurich Financial Services AG	205,874
			6,619,430
		Internet: 0.6%
800	@	Google, Inc.	387,936
430	@,L	j2 Global Communications, Inc.	12,010
1,150	@,L	McAfee, Inc.	33,592
1,910	@	Napster, Inc.	7,163
1,030	@	PC-Tel, Inc.	9,970
880	@	Stamps.com, Inc.	13,737
2,500		United Online, Inc.	33,575
4,500	@	VeriSign, Inc.	117,495
			615,478
		Iron/Steel: 1.1%
28,100	@@	BlueScope Steel Ltd.	176,780
190		Carpenter Technology Corp.	20,294
980		Chaparral Steel Co.	45,570
320	L	Cleveland-Cliffs, Inc.	15,373
5,350	L	Nucor Corp.	320,198
990	L	Ryerson, Inc.	22,037
440	L	Steel Technologies, Inc.	7,590
63,000	@@	Sumitomo Metal Industries Ltd.	240,339
2,600		United States Steel Corp.	194,454
			1,042,635
		Leisure Time: 0.7%
3,996	@@	Carnival PLC	195,328
42,132	@@	First Choice Holidays PLC	212,725
357	L	Polaris Industries, Inc.	16,072

Shares			Value
	2,800	Sabre Holdings Corp.	$76,804
8,300	@@	Yamaha Motor Co., Ltd.	226,450
			727,379
		Lodging: 0.0%
310	@	Aztar Corp.	16,718
			16,718
		Machinery-Construction & Mining: 0.7%
6,556	@@	Atlas Copco AB	188,390
2,850		Caterpillar, Inc.	176,786
8,700	@@	Hitachi Construction Machinery Co., Ltd.	205,702
890		JLG Industries, Inc.	24,840
1,320		Joy Global, Inc.	57,948
			653,666
		Machinery-Diversified: 0.2%
1,100		Cummins, Inc.	131,912
1,370	@	Gardner Denver, Inc.	52,389
489		IDEX Corp.	23,448
560		Manitowoc Co., Inc.	33,734
			241,483
		Media: 2.2%
10,700		CBS Corp.	318,325
7,600	@,L	Comcast Corp.	307,496
5,050		McGraw-Hill Cos., Inc.	336,583
8,750		News Corp., Inc.	180,250
700		Reader's Digest Association, Inc.	11,725
18,880	@@	Reed Elsevier PLC	206,778
5,794	@@	Vivendi	223,462
17,500		Walt Disney Co.	578,375
20		Washington Post	14,698
			2,177,692
		Metal Fabricate/Hardware: 0.1%
480		AM Castle & Co.	12,730
190	@	NS Group, Inc.	12,569
950	L	Quanex Corp.	35,255
			60,554
		Mining: 0.4%
12,673	@@	BHP Billiton Ltd.	262,314
1,140	L	Phelps Dodge Corp.	140,220
			402,534
		Miscellaneous Manufacturing: 3.1%
3,250		3M Co.	264,745
1,060		Acuity Brands, Inc.	55,830
900	L	AO Smith Corp.	32,211
266		Aptargroup, Inc.	16,295
2,200		Crane Co.	83,820
5,200		Eastman Kodak Co.	135,304
3,100		Eaton Corp.	238,948
860	@,L	EnPro Industries, Inc.	29,997
45,100		General Electric Co.	1,591,128
2,500		Parker Hannifin Corp.	208,700
560		Standex International Corp.	16,649
880	@,L	Sturm Ruger & Co., Inc.	9,187
1,514		Teleflex, Inc.	97,850
8,500	@@	Tyco International Ltd.	257,465
			3,038,129

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Office Furnishings: 0.1%
2,603		Herman Miller, Inc.	$91,391
			91,391
		Office/Business Equipment: 0.3%
16,000	@	Xerox Corp.	264,000
			264,000
		Oil & Gas: 7.5%
6,400		Anadarko Petroleum Corp.	315,904
13,911		Chevron Corp.	1,006,044
710		Cimarex Energy Co.	26,703
5,850		ConocoPhillips	393,705
1,800		ENSCO International, Inc.	93,348
6,900	@@	ERG S.p.A.	164,962
33,300		ExxonMobil Corp.	2,557,773
2,194		Frontier Oil Corp.	69,418
4,070		Helmerich & Payne, Inc.	108,140
4,100		Marathon Oil Corp.	386,958
2,070	L	Noble Energy, Inc.	110,745
8,940	@@	Norsk Hydro ASA	222,305
8,800		Occidental Petroleum Corp.	442,992
540		Penn Virginia Corp.	40,711
1,417	@@	Petroleo Brasileiro SA	133,411
11,692	@@	Royal Dutch Shell PLC	418,637
15,585	@@	Santos Ltd.	125,883
1,290	L	St. Mary Land & Exploration Co.	51,703
240	@,L	Stone Energy Corp.	9,365
4,800	@@	Total SA	342,102
6,950		Valero Energy Corp.	382,737
			7,403,546
		Oil & Gas Services: 1.1%
11,700		Halliburton Co.	394,758
780	@,L	Helix Energy Solutions Group, Inc.	28,688
3,350	@,@@	Petroleum Geo-Services ASA	226,262
4,250		Schlumberger Ltd.	291,040
520	@,L	SEACOR Holdings, Inc.	48,968
2,160	L	Tidewater, Inc.	119,513
300	@,L	Veritas DGC, Inc.	23,451
			1,132,680
		Packaging & Containers: 0.2%
2,800	@	Pactiv Corp.	96,460
2,400		Sonoco Products Co.	88,776
			185,236
		Pharmaceuticals: 4.2%
6,450		Abbott Laboratories	300,957
4,450		AmerisourceBergen Corp.	204,656
5,272	@@	AstraZeneca PLC	305,810
290	@	Connetics Corp.	5,034
6,000	@	Forest Laboratories, Inc.	292,200
14,800	@@	GlaxoSmithKline PLC	393,400
5,350	@,L	King Pharmaceuticals, Inc.	88,436
18,300		Merck & Co., Inc.	814,533
4,300		Mylan Laboratories	87,247
1,360	@	NBTY, Inc.	49,436
1,010	@,L	Noven Pharmaceuticals, Inc.	23,947
29,400		Pfizer, Inc.	808,206
2,250	@@	Roche Holding AG	407,355
900	@,L	Sepracor, Inc.	50,229
1,420	@	Theragenics Corp.	4,757
380	@,L	USANA Health Sciences, Inc.	18,384
5,750		Wyeth	277,610
			4,132,197

Shares			Value
		Real Estate: 0.1%
12,000	@@	Cheung Kong Holdings Ltd.	$141,548
			141,548
		Real Estate Investment Trusts: 0.4%
600		AMB Property Corp.	36,762
400	L	Colonial Properties Trust	19,584
1,650	L	Equity Office Properties Trust	79,530
200	L	Essex Property Trust, Inc.	26,408
400		Highwoods Properties, Inc.	16,320
1,600		Hospitality Properties Trust	80,304
500		Longview Fibre Co.	10,410
500		Macerich Co.	42,735
500		Regency Centers Corp.	39,490
			351,543
		Retail: 5.0%
695		Abercrombie & Fitch Co.	46,871
900		Advance Auto Parts, Inc.	32,040
1,900	@,L	Aeropostale, Inc.	57,456
2,535	L	American Eagle Outfitters	114,531
2,040	@	AnnTaylor Stores Corp.	70,380
2,300	@,L	Big Lots, Inc.	51,313
865		Brown Shoe Co., Inc.	41,036
4,000	@,L	Charming Shoppes, Inc.	54,120
1,400	@	Chico's FAS, Inc.	33,250
210	@	Childrens Place Retail Stores, Inc.	13,549
1,440		Christopher & Banks Corp.	27,058
2,505		Claire's Stores, Inc.	79,935
2,600	@	Dollar Tree Stores, Inc.	78,026
7,100	@@	Don Quijote Co., Ltd.	145,876
1,580	@	Dress Barn, Inc.	38,268
3,300		Family Dollar Stores, Inc.	92,037
7,200		Federated Department Stores, Inc.	303,048
9,800		Gap, Inc.	183,456
700		Group 1 Automotive, Inc.	35,693
7,450		Home Depot, Inc.	282,877
850	@,L	Jack in the Box, Inc.	52,267
4,500	@	Kohl's Corp.	313,200
150		Lone Star Steakhouse & Saloon, Inc.	4,131
5,550	L	Lowe's Cos., Inc.	167,388
11,700		McDonald's Corp.	491,049
1,307		Men's Wearhouse, Inc.	50,058
4,300		Nordstrom, Inc.	210,786
5,150	@	Office Depot, Inc.	194,979
1,400	L	OfficeMax, Inc.	65,898
500		OSI Restaurant Partners, Inc.	19,550
270	@,L	Panera Bread Co.	15,512
2,080	@,L	Payless Shoesource, Inc.	64,875
3,200		Petsmart, Inc.	94,656
3,110		Ross Stores, Inc.	96,379
820	@	School Specialty, Inc.	30,381
1,740	@	Select Comfort Corp.	30,119
4,900	@@	Seven & I Holdings Co., Ltd.	155,566
1,901	@	Sonic Corp.	44,635
2,800	@,L	Starbucks Corp.	98,812
3,100		Target Corp.	180,079
8,100		TJX Cos., Inc.	222,102
973	@	Tween Brands, Inc.	40,788
10,250		Wal-Mart Stores, Inc.	472,525
			4,896,555

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Savings & Loans: 0.1%
760		Anchor Bancorp. Wisconsin, Inc.	$21,782
1,213	L	Bankunited Financial Corp.	30,932
200		Fidelity Bankshares, Inc.	7,872
550	@,L	FirstFed Financial Corp.	35,761
			96,347
		Semiconductors: 1.9%
1,140	@,L	Actel Corp.	21,272
10,100	@	Advanced Micro Devices, Inc.	217,857
7,600	@	Altera Corp.	151,164
11,200	@	Atmel Corp.	56,672
2,650	@,L	Brooks Automation, Inc.	37,021
1,350	@	DSP Group, Inc.	29,147
3,400	@	Fairchild Semiconductor International, Inc.	55,488
2,000	@	Freescale Semiconductor, Inc.	79,860
4,400	@	Integrated Device Technology, Inc.	72,600
21,200		Intel Corp.	452,620
990	@,L	Lam Research Corp.	52,074
7,700	@	LSI Logic Corp.	82,082
2,730	@,L	MEMC Electronic Materials, Inc.	108,654
1,540		Microchip Technology, Inc.	52,529
13,350	@,L	Micron Technology, Inc.	194,910
1,130	@	Pericom Semiconductor Corp.	13,029
2,800	@	Semtech Corp.	36,736
5,200	@@	Shinko Electric Industries	132,146
100	@,L	Teradyne, Inc.	1,490
510	@,L	Varian Semiconductor Equipment Associates, Inc.	20,262
			1,867,613
		Software: 2.8%
2,100		Acxiom Corp.	52,332
1,100	@	Altiris, Inc.	27,269
335	@	Ansys, Inc.	15,728
4,350	@	BMC Software, Inc.	141,636
1,320	@	Captaris, Inc.	9,636
572	@,L	Cerner Corp.	27,496
8,500	@	Compuware Corp.	71,315
1,610	@	CSG Systems International	44,645
1,860	@	Dendrite International, Inc.	19,530
656	@,L	Dun & Bradstreet Corp.	53,936
1,500	L	Fair Isaac Corp.	62,430
11,700		First Data Corp.	295,425
630		Global Payments, Inc.	28,854
527	@	Hyperion Solutions Corp.	19,373
180		Inter-Tel, Inc.	4,012
940	@	Mapinfo Corp.	12,455
37,750		Microsoft Corp.	1,107,208
170	@	Open Solutions, Inc.	6,333
14,850	@	Oracle Corp.	282,596
280	@	Per-Se Technologies, Inc.	7,720
2,390	@	Sybase, Inc.	57,217
10,433	@,@@	Tele Atlas NV	207,162
3,233	@,@@	TomTom	155,822
			2,710,130
		Telecommunications: 5.5%
22,389	@@	Alcatel SA	298,771
310	@	Anixter International, Inc.	18,172
17,000	L	AT&T, Inc.	576,470

Shares			Value
8,300	@,L	Avaya, Inc.	$106,074
7,950		BellSouth Corp.	354,491
3,500	@	Cincinnati Bell, Inc.	15,820
39,250	@	Cisco Systems, Inc.	1,055,040
175		Commonwealth Telephone Enterprises, Inc.	7,292
1,490	@,L	Ditech Networks, Inc.	10,430
1,012		Harris Corp.	42,615
23,500		Motorola, Inc.	520,995
1,060	@	Network Equipment Technologies, Inc.	6,498
47	@@	Nippon Telegraph & Telephone Corp.	237,325
3,069	@@	Orascom Telecom Holdings GDR	178,130
6,100		Qualcomm, Inc.	223,199
13,100		Sprint Nextel Corp.	255,581
115,104	@@	Telecom Italia S.p.A.	306,099
58,000	@@	Telefonaktiebolaget LM Ericsson	225,197
4,486	@@	Telekomunikasi Indonesia Tbk PT ADR	197,205
720	L	Telephone & Data Systems, Inc.	37,195
3,900	@,L	Utstarcom, Inc.	34,632
12,700		Verizon Communications, Inc.	443,738
88,400	@@	Vodafone Group PLC	234,358
			5,385,327
		Textiles: 0.1%
430		Angelica Corp.	9,417
1,200	@,L	Mohawk Industries, Inc.	92,916
			102,333
		Toys/Games/Hobbies: 0.1%
3,400		Hasbro, Inc.	90,950
			90,950
		Transportation: 0.8%
1,880		CH Robinson Worldwide, Inc.	82,720
34	@@	East Japan Railway Co.	237,828
1,380	@	HUB Group, Inc.	39,385
690	@,L	Kansas City Southern	18,665
480	@	Kirby Corp.	17,299
527		Landstar System, Inc.	23,736
29,000	@@	Mitsui OSK Lines Ltd.	264,571
1,140	@	Old Dominion Freight Line	30,563
1,355		Overseas Shipholding Group	77,994
400	@,L	Swift Transportation Co., Inc.	11,348
			804,109
		Water: 0.2%
3,381	@@	Veolia Environnement	224,342
			224,342
Total Common Stock (Cost $71,918,372)			86,032,438
EQUITY-LINKED SECURITIES: 0.1%
		Banks: 0.1%
100,000		KAUP Bank	95,347
Total Equity-Linked Securities (Cost $100,000)			95,347

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
PREFERRED STOCK: 0.2%
		Banks: 0.0%
2,000	P	Bank of American Corp.	$50,280
			50,280
		Diversified Financial Services: 0.1%
2,000	P	Merrill Lynch & Co., Inc.	51,860
			51,860
		Insurance: 0.1%
2,497	@@,P	Aegon NV	64,247
1,875	P	Metlife, Inc.	48,900
			113,147
Total Preferred Stock (Cost $207,855)			215,287
Principal Amount			Value
CORPORATE BONDS/NOTES: 2.2%
		Banks: 1.0%
$40,000	@@,C,L	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	34,816
20,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	20,370
14,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	15,415
20,000	@@,C	Bank of Ireland, 5.688%, due 12/29/49	17,423
10,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	8,486
10,000		Bank of Scotland, 5.563%, due 11/30/49	8,605
13,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	13,528
10,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	8,744
30,000	@@,C	BNP Paribas, 5.445%, due 09/29/49	25,718
8,000	C	Chase Capital I, 7.670%, due 12/01/26	8,313
18,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	17,497
20,000	@@,C	Den Norske Bank ASA, 5.563%, due 08/29/49	17,000
24,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	29,880
67,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	67,001
80,000	@@,C	HSBC Bank PLC, 5.663%, due 06/29/49	67,800
40,000	@@,C	HSBC Bank PLC, 5.875%, due 06/29/49	34,600
50,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	43,149
37,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	38,358
19,000	C	Mellon Capital I, 7.720%, due 12/01/26	19,752
15,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	15,938
30,000	@@,C	National Australia Bank Ltd., 5.556%, due	26,033

Principal Amount			Value
$30,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	$29,766
10,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	9,826
8,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	7,968
35,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/29/49	34,715
80,000	@@,C	Royal Bank of Scotland Group PLC, 5.750%, due 12/29/49	68,650
20,000	@@,C	Societe Generale, 5.429%, due 11/29/49	17,277
60,000	@@,C	Standard Chartered PLC, 5.563%, due 07/29/49	49,800
90,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	75,600
10,000	@@,C	Standard Chartered PLC, 5.730%, due 01/29/49	8,275
19,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	19,825
24,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	24,345
20,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	17,110
39,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	37,799
36,000	@@,#,C	Woori Bank, 6.125%, due 05/03/16	37,310
			976,692
		Beverages: 0.1%
37,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	43,420
			43,420
		Chemicals: 0.0%
10,000		Staffer Chemical, 5.320%, due 04/15/10	8,395
20,000		Stauffer Chemical, 5.630%, due 04/15/18	10,726
			19,121
		Diversified Financial Services: 0.5%
116,000	@@,#,C	Aiful Corp., 4.450%, due 02/16/10	111,886
22,950	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	22,606
18,000	C	Citigroup Capital II, 7.750%, due 12/01/36	18,613
26,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	27,034
15,000	@@,C	Financiere CSFB NV, 5.500%, due 03/29/49	12,863
31,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	31,270
35,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	47,032
16,000	C,L	JPM Capital Trust I, 7.540%, due 01/15/27	16,595
17,000	C,L	JPM Capital Trust II, 7.950%, due 02/01/27	17,703
59,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	58,530
15,000	@@,C	Paribas, 5.563%, due 12/31/49	12,945
10,000	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	9,892
19,505	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	19,101

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$36,715	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	$37,472
93,565	#	Toll Road Investors Partnership II LP, 17.270%, due 02/15/45	12,158
29,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	30,715
			486,415
		Electric: 0.1%
19,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	19,584
43,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	51,202
13,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	13,714
9,977	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	10,066
4,443		PPL Montana, LLC, 8.903%, due 07/02/20	4,947
26,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	27,136
			126,649
		Healthcare-Products: 0.0%
15,000	C	Boston Scientific Corp., 7.000%, due 11/15/35	15,601
			15,601
		Home Builders: 0.0%
27,000		D.R. Horton, Inc., 5.625%, due 09/15/14	26,358
			26,358
		Multi-National: 0.0%
19,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	18,587
			18,587
		Oil & Gas: 0.1%
21,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	20,183
4,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	4,267
10,000	#,C,L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	10,263
30,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	30,840
28,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	27,454
			93,007
		Pipelines: 0.1%
65,000	#,C,I	Cameron Highway Oil Pipeline System, 5.860%, due 12/15/17	64,350
			64,350
		Real Estate Investment Trusts: 0.1%
7,000	C	Liberty Property LP, 6.375%, due 08/15/12	7,391
33,000	C	Liberty Property LP, 7.750%, due 04/15/09	34,732

Principal Amount			Value
$31,000	C,L	Simon Property Group LP, 4.875%, due 03/18/10	$30,827
			72,950
		Savings & Loans: 0.0%
14,000	C	Great Western Financial, 8.206%, due 02/01/27	14,623
			14,623
		Sovereign: 0.1%
86,000		Fannie Mae, 7.250%, due 01/15/10	92,248
			92,248
		Telecommunications: 0.1%
8,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	8,352
8,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	10,046
75,000	@@,C	Telefonica Emisones SAU, 6.421%, due 06/20/16	78,514
			96,912
Total Corporate Bonds/Notes (Cost $2,133,560)			2,146,933
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.0%
		Federal Home Loan Bank: 0.2%
51,000		5.375%, due 07/18/11	52,401
109,000		5.625%, due 06/13/16	114,403
			166,804
		Federal Home Loan Mortgage Corporation: 0.8%
51,455	C	4.500%, due 12/15/16	50,715
100,000		4.500%, due 12/15/35	95,156
100,000		4.875%, due 02/17/09	100,326
71,121	C,S	5.000%, due 08/15/16	70,703
73,000	C,S	5.000%, due 05/15/20	71,911
154,000	C,L	5.750%, due 05/11/11	154,239
60,587	C	6.000%, due 01/15/29	61,943
123,000		6.000%, due 12/15/33	124,384
60,945		6.500%, due 01/01/24	62,605
52,000		6.500%, due 12/15/33	53,073
			845,055
		Federal National Mortgage Association: 2.0%
221,000		4.500%, due 12/15/18	215,199
27,128	S	4.806%, due 08/01/35	26,783
57,000	L	5.000%, due 10/15/11	57,768
35,000		5.000%, due 12/01/17	34,683
390,000		5.000%, due 12/15/35	381,103
117,000	L	5.250%, due 08/01/12	118,967
56,000	L	5.250%, due 09/15/16	58,155
38,904		5.500%, due 02/01/18	39,130
66,000		5.500%, due 12/15/19	66,371
142,000	S	5.500%, due 05/25/30	141,467
63,058		5.500%, due 11/01/33	63,007
184,000		5.500%, due 12/01/33	183,367
34,911		5.500%, due 11/01/36	34,573
62,000		5.500%, due 12/25/36	61,552
71,000	C	5.600%, due 03/29/11	71,024
42,378		6.000%, due 08/01/16	43,197
24,711	S	6.000%, due 07/01/17	25,191

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$81,000		6.000%, due 11/15/20	$82,468
43,026		6.000%, due 04/25/31	44,187
38,000		6.000%, due 12/15/34	38,416
14,475	S	6.500%, due 12/01/33	14,814
34,000		6.500%, due 12/15/35	34,701
101,134	S	7.000%, due 12/01/27	104,685
9,901		7.000%, due 04/01/32	10,207
1,342		7.000%, due 08/01/35	1,379
			1,952,394
		Government National Mortgage Association: 0.0%
8,033	S	6.500%, due 01/15/29	8,294
24,324	S	7.000%, due 02/15/28	25,173
			33,467
Total U.S. Government Agency Obligations (Cost $2,972,521)			2,997,720
U.S. TREASURY OBLIGATIONS: 1.5%
		U.S. Tresury Bonds: 0.9%
198,000	L	4.500%, due 02/15/36	196,053
240,000	L	4.625%, due 11/15/16	243,113
138,000	L	6.000%, due 02/15/26	161,093
202,000	L	6.250%, due 08/15/23	238,897
			839,156
		Treasury Inflation Protected Securities: 0.2%
73,000	L	2.000%, due 01/15/16	73,638
141,000		2.375%, due 04/15/11	144,973
			218,611
		U.S. Tresury Notes: 0.3%
77,000	L	4.625%, due 11/15/09	77,271
77,000	L	4.625%, due 10/31/11	77,608
88,000	L	4.875%, due 10/31/08	88,413
			243,292
		U.S. Tresury STRIP: 0.1%
271,000	L	Discount Note, due 02/15/36	73,879
77,000	L	4.580%, due 05/15/16	50,413
			124,292
Total U.S. Treasury Obligations (Cost $1,382,276)			1,425,351
ASSET-BACKED SECURITIES: 0.5%
		Automobile Asset Backed Securities: 0.1%
33,000	C	Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	33,155
30,000	C,S	Carmax Auto Owner Trust, 4.210%, due 01/15/10	29,756
20,000	C	Daimler Chrysler Auto Trust, 5.010%, due 01/08/11	20,069
10,375	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	10,273
42,000	C	Honda Auto Receivables Owner Trust, 5.300%, due 07/21/10	42,217

Principal Amount			Value
$24,000	C	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	$23,798
4,000	C,S	Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	3,987
			163,255
		Credit Card Asset Backed Securities: 0.2%
15,000	C,S	Bank One Issuance Trust, 4.540%, due 09/15/10	14,880
15,000	C	Capital One Master Trust, 4.900%, due 03/15/10	14,989
54,000	C	Capital One Master Trust, 6.310%, due 06/15/11	54,952
1,000	C	Capital One Multi-Asset Execution Trust, 3.650%, due 07/15/11	979
52,000	C	Capital One Multi-Asset Execution Trust, 4.050%, due 02/15/11	51,379
41,000	C	Citibank Credit Card Master Trust I, 6.050%, due 01/15/10	41,488
			178,667
		Other Asset Backed Securities: 0.2%
15,302	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	15,107
12,000	C,S	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	11,895
79,000	C,S	Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	79,210
25,000	C	Equity One, Inc., 5.050%, due 09/25/33	24,720
25,000	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	25,031
9,000	C,S	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	8,923
			164,886
Total Asset-Backed Securities (Cost $506,889)			506,808
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.9%
50,435	C	Banc of America Alternative Loan Trust, 6.291%, due 11/25/21	51,247
16,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	15,668
19,000	C,S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	18,816
11,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	10,942
19,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	18,956
9,807	C,S	Banc of America Commercial Mortgage, Inc., 5.363%, due 07/10/46	9,928
38,360	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	38,901

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$44,842	C,S	Banc of America Funding Corp., 5.857%, due 05/20/36	$44,765
12,319	C,S	Banc of America Mortgage Securities, 5.250%, due 11/25/19	12,304
15,664	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	15,482
112,816	C,S	Bank of America Alternative Loan Trust, 6.500%, due 04/25/36	115,083
34,870	C,S	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	35,452
37,000	C	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	36,090
9,595	C,S	Citigroup Commercial Mortgage Trust, 5.911%, due 03/15/49	9,796
102,135	C,S	Countrywide Alternative Loan Trust, 5.283%, due 10/25/35	101,466
24,758	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	24,896
12,775	C,S	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	12,921
17,382	C	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	16,769
121,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	118,718
11,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.777%, due 04/15/62	11,962
9,642	C,S	Credit Suisse Mortgage Capital Certificates, 4.991%, due 06/15/38	9,643
57,771	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	58,686
140,000	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	146,500
21,800	C	GMAC Mortgage Corp. Loan Trust, 4.604%, due 10/19/33	21,558
20,597	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	20,548
8,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	7,841
10,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	9,802
9,801	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.338%, due 05/12/45	9,892
16,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	16,546
9,479	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 6.024%, due 04/15/45	9,654
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	10,372
109,228	C,S	JP Morgan Mortgage Trust, 5.408%, due 11/25/35	108,546
13,000	C,S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	12,678
7,000	C,S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	6,863

Principal Amount			Value
$9,730	C,S	LB-UBS Commercial Mortgage Trust, 5.741%, due 06/15/32	$9,935
31,359	C,S	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	31,530
95,312	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	94,300
110,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	109,906
87,889	C,S	Morgan Stanley Capital I, 5.490%, due 07/12/44	89,209
80,000	C,S	Morgan Stanley Capital I, 5.741%, due 08/12/41	82,601
103,051	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	100,376
408,082	C,S	Residential Accredit Loans, Inc., 5.720%, due 04/25/35	410,069
14,985	C	Thornburg Mortgage Securities Trust, 5.690%, due 09/25/34	15,066
9,512	C,S	Wachovia Bank Commercial Mortgage Trust, 5.726%, due 06/15/45	9,662
10,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.935%, due 06/15/45	10,365
419,099	C,S	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.748%, due 07/25/46	419,852
92,129	C,S	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	93,083
78,038	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	77,487
82,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.690%, due 12/25/36	81,231
Total Collateralized Mortgage Obligations (Cost $2,805,906)			2,803,963
MUNICIPAL BONDS: 0.2%
		California: 0.0%
20,000	C	City of San Diego	20,983
			20,983
		Louisiana: 0.1%
100,000	#,C	Tulane University of Louisiana	100,000
			100,000
		Michigan: 0.1%
45,000		Michigan Tobacco Settlement Finance Authority	47,512
			47,512
Total Municipal Bonds (Cost $165,165)			168,495
Total Long-Term Investments (Cost $82,192,544)			96,392,342

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 12.8%
	Repurchase Agreement: 3.9%
$3,800,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $3,800,557 to be received upon repurchase (Collateralized by $3,765,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $3,876,792, due 06/15/08)	$3,800,000
Total Repurchase Agreement (Cost $3,800,000)		3,800,000
	Securities Lending Collateralcc: 8.9%
8,801,628	The Bank of New York Institutional Cash Reserves Fund	8,801,628
Total Securities Lending Collateral (Cost $8,801,628)		8,801,628
Total Short-Term Investments (Cost $12,601,628)		12,601,628

Total Investments in Securities (Cost $94,794,172)*	110.9%	$108,993,970
Other Assets and Liabilities - Net	(10.9)	(10,690,596)
Net Assets	100.0%	$98,303,374

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Seperate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.

I  Illiquid security

L  Loaned Security, a portion or all of the security is on loan at November 30, 2006.

*  Cost for federal income tax purposes is $95,589,380.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,211,567
Gross Unrealized Depreciation	(806,977)
Net Unrealized Appreciation	$13,404,590

ING Strategic Allocation Growth Fund Futures Contracts as of November 30, 2006

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	10	$2,366,125	12/18/06	$566
S&P 500 E-Mini	12	841,740	12/15/06	12,147
U.S. Treasury 2-Year Note	2	410,000	3/30/07	305
U.S. Treasury 10-Year Note	7	764,313	3/21/07	1,831
				$14,849
Short Contracts
90-Day Eurodollar	10	$(2,370,250)	3/19/07	$(2,427)
U.S. Treasury Long Bond	4	(457,500)	3/21/07	(1,735)
				$(4,162)

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 72.4%
		Advertising: 0.3%
170		Advo, Inc.	$5,042
2,800		Omnicom Group	286,048
			291,090
		Aerospace/Defense: 2.1%
3,400		Boeing Co.	301,002
5,700		General Dynamics Corp.	426,588
4,900		Lockheed Martin Corp.	443,205
5,800		Northrop Grumman Corp.	388,194
7,284		Raytheon Co.	371,775
4,350		United Technologies Corp.	280,706
			2,211,470
		Agriculture: 0.8%
2,480	@	Alliance One International, Inc.	16,070
8,600		Altria Group, Inc.	724,206
5,713	@@	British American Tobacco PLC	162,020
200		Delta & Pine Land Co.	8,110
			910,406
		Airlines: 0.2%
17,242	@,@@	British Airways PLC	167,421
1,173		Skywest, Inc.	29,607
			197,028
		Apparel: 0.6%
410	@	Ashworth, Inc.	2,870
6,650	@,L	Coach, Inc.	287,347
310	@,L	Deckers Outdoor Corp.	17,298
620	@,L	Gymboree Corp.	24,676
1,870	@	Hanesbrands, Inc.	45,609
2,300		Jones Apparel Group, Inc.	77,280
660	L	Kellwood Co.	20,625
600		K-Swiss, Inc.	19,926
780		Phillips-Van Heusen	38,477
910		Polo Ralph Lauren Corp.	71,162
1,000	L	Wolverine World Wide, Inc.	29,060
			634,330
		Auto Manufacturers: 0.3%
31,500	L	Ford Motor Co.	256,095
1,300	@,L	Navistar International Corp.	41,587
			297,682
		Auto Parts & Equipment: 0.1%
1,950		ArvinMeritor, Inc.	33,755
310		Standard Motor Products, Inc.	4,272
7,635	@@	Sumitomo Rubber Industries, Inc.	98,625
			136,652
		Banks: 6.2%
24,003	@@	Banca Intesa S.p.A.	169,911
28,750		Bank of America Corp.	1,548,157
6,800	@@	Bank of Ireland	146,169
18,691	@@	Barclays PLC	250,560
14,957	@@	Capitalia S.p.A.	137,949
870	L	Chittenden Corp.	26,170
2,200		Colonial BancGroup, Inc.	53,680
3,500		Comerica, Inc.	203,875
6,446	@@	Depfa Bank PLC	116,874
1,602	@@	Deutsche Bank AG	207,198
947		East-West Bancorp., Inc.	33,723

Shares			Value
2,030	@@	First Bancorp.	$20,341
280		First Midwest Bancorp., Inc.	10,430
1,590		FirstMerit Corp.	37,683
980		Hanmi Financial Corp.	21,393
22,315	@@	HSBC Holdings PLC	412,346
550	L	Independent Bank Corp.	12,920
1,200	@@	KBC Groep NV	135,331
590		Mercantile Bankshares Corp.	26,910
17	@@	Mitsubishi UFJ Financial Group, Inc.	216,267
32	@@	Mizuho Financial Group, Inc.	234,415
6,300	@@	National Australia Bank Ltd.	194,200
9,750	L	National City Corp.	351,975
8,400		Regions Financial Corp.	307,860
430	L	Republic Bancorp., Inc.	5,874
1,186	@@	Societe Generale	199,324
438		South Financial Group, Inc.	11,384
10,000	@@	Sumitomo Trust & Banking Co., Ltd.	106,611
1,800		TCF Financial Corp.	47,016
330		Umpqua Holdings Corp.	9,907
1,400	@@	Uniao de Bancos Brasileiros SA GDR	118,538
7,600		US Bancorp.	255,664
7,750		Wachovia Corp.	419,973
920		Webster Financial Corp.	43,948
13,600		Wells Fargo & Co.	479,264
1,040		Whitney Holding Corp.	33,519
			6,607,359
		Beverages: 1.7%
9,900		Anheuser-Busch Cos., Inc.	470,349
8,700		Coca-Cola Co.	407,421
3,238	@@	Coca-Cola Hellenic Bottling Co. SA	118,463
1,254	@@,L	Fomento Economico Mexicano SA de CV ADR	131,984
2,900		Pepsi Bottling Group, Inc.	90,828
1,650		PepsiAmericas, Inc.	34,386
7,050		PepsiCo, Inc.	436,889
5,947	@@	SABMiller PLC	124,599
			1,814,919
		Biotechnology: 0.4%
5,050	@	Amgen, Inc.	358,550
5,510	@,L	Millennium Pharmaceuticals, Inc.	61,988
1,280	@,L	Savient Pharmaceuticals, Inc.	14,938
720	@	Vertex Pharmaceuticals, Inc.	31,896
			467,372
		Building Materials: 0.1%
110		ElkCorp	3,955
4,434	@@	Italcementi S.p.A.	120,536
			124,491
		Chemicals: 1.1%
4,000		Dow Chemical Co.	160,040
3,950		EI DuPont de Nemours & Co.	185,374
780	L	Georgia Gulf Corp.	15,889
940		HB Fuller Co.	24,506
1,170		Lubrizol Corp.	55,388
2,928		Lyondell Chemical Co.	72,322
140		MacDermid, Inc.	4,571
2,200		Monsanto Co.	105,754
2,060		Olin Corp.	34,464

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Chemicals (continued)
2,100	@,L	PolyOne Corp.	$16,128
3,500		PPG Industries, Inc.	225,050
2,300		Sherwin-Williams Co.	143,865
800	@@	Umicore	120,496
1,880		Valspar Corp.	52,602
			1,216,449
		Commercial Services: 1.1%
2,700	@,L	Apollo Group, Inc.	104,733
440	L	Central Parking Corp.	8,034
329	@,L	Consolidated Graphics, Inc.	19,247
3,000	@	Convergys Corp.	72,360
140		CPI Corp.	5,827
1,450		DeVry, Inc.	38,019
480	@	Heidrick & Struggles International, Inc.	20,083
660	@	ITT Educational Services, Inc.	45,256
360	@	Kendle International, Inc.	12,611
1,510	@,L	Korn/Ferry International	35,198
1,230	@,L	Labor Ready, Inc.	23,272
1,310		Manpower, Inc.	93,010
5,900		McKesson Corp.	291,460
4,300		Moody's Corp.	298,764
2,210	@	MPS Group, Inc.	33,128
1,330	@	Valassis Communications, Inc.	20,562
270	@,L	Vertrue, Inc.	10,344
550		Viad Corp.	21,621
250	@	Volt Information Sciences, Inc.	11,665
720		Watson Wyatt Worldwide, Inc.	33,408
			1,198,602
		Computers: 2.7%
1,729	@,@@	Atos Origin	97,556
173	@	CACI International, Inc.	10,352
1,426	@,L	Cadence Design Systems, Inc.	26,210
300	@	Catapult Communications Corp.	2,598
2,040	@	Ceridian Corp.	50,000
21,100	@	Dell, Inc.	574,764
640		Factset Research Systems, Inc.	33,843
20,050		Hewlett-Packard Co.	791,173
740		Imation Corp.	34,269
10,300		International Business Machines Corp.	946,776
2,200	@,L	Lexmark International, Inc.	151,756
663	@	Micros Systems, Inc.	33,760
2,290	@,L	Palm, Inc.	32,083
620	@,L	Radisys Corp.	10,472
880	@	SYKES Enterprises, Inc.	15,162
2,150	@	Synopsys, Inc.	54,933
1,090	@	Western Digital Corp.	22,367
			2,888,074
		Cosmetics/Personal Care: 0.9%
2,800		Estee Lauder Cos., Inc.	115,612
13,150		Procter & Gamble Co.	825,689
			941,301
		Distribution/Wholesale: 0.2%
760	L	Building Materials Holding Corp.	18,726
300		CDW Corp.	21,150
276	L	Pool Corp.	11,308
9,000	@@	Sumitomo Corp.	125,526
970	@	Tech Data Corp.	40,565
			217,275

Shares			Value
		Diversified Financial Services: 5.5%
1,010		AG Edwards, Inc.	$58,429
5,200		American Express Co.	305,344
1,960	@,L	AmeriCredit Corp.	45,962
4,300		CIT Group, Inc.	223,643
31,250		Citigroup, Inc.	1,549,688
4,150		Fannie Mae	236,675
3,850		Goldman Sachs Group, Inc.	749,980
760	@	Investment Technology Group, Inc.	28,500
24,500		JPMorgan Chase & Co.	1,133,860
16	@@	Kenedix, Inc.	72,039
3,750		Merrill Lynch & Co., Inc.	327,863
9,450		Morgan Stanley	719,712
1,500		Raymond James Financial, Inc.	47,265
580	@@	SFCG Co., Ltd.	90,916
450		SWS Group, Inc.	14,567
690	@	TradeStation Group, Inc.	10,067
4,400	@@	UBS AG	265,566
			5,880,076
		Electric: 2.2%
20,700	@	AES Corp.	483,759
370		Duquesne Light Holdings, Inc.	7,474
4,800		Exelon Corp.	291,504
1,520		Idacorp, Inc.	60,785
19,159	@@	International Power PLC	128,091
2,060		OGE Energy Corp.	80,793
1,700		Pepco Holdings, Inc.	43,571
11,300		PG&E Corp.	519,009
2,210		PNM Resources, Inc.	67,847
1,600	@@	RWE AG	182,611
4,836	@@	Scottish & Southern Energy PLC	138,647
5,200	@@	Tokyo Electric Power Co., Inc.	161,752
3,300		TXU Corp.	189,387
990		Wisconsin Energy Corp.	46,312
			2,401,542
		Electrical Components & Equipment: 0.2%
780	L	Belden Cdt, Inc.	31,052
620	@	Littelfuse, Inc.	19,394
22,000	@@	Toshiba Corp.	140,145
			190,591
		Electronics: 0.5%
460		Amphenol Corp.	31,340
360	@,L	Benchmark Electronics, Inc.	8,744
720	@	Coherent, Inc.	23,263
460	L	Cubic Corp.	10,212
2,900	@@	Hoya Corp.	113,773
1,050		Methode Electronics, Inc.	11,771
510	@	Planar Systems, Inc.	5,110
1,140	@,L	Plexus Corp.	27,531
110	@	Rogers Corp.	7,643
1,300	@	Thomas & Betts Corp.	67,431
320	@	Trimble Navigation Ltd.	15,350
810	@,L	Varian, Inc.	35,705
3,160	@	Vishay Intertechnology, Inc.	41,396
2,200	@	Waters Corp.	110,088
			509,357

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Energy-Alternate Sources: 0.0%
309	@,@@	EDF Energies Nouvelles S.A.	$13,689
			13,689
		Engineering & Construction: 0.7%
2,500	@@	Bouygues	148,877
550	@	EMCOR Group, Inc.	32,819
1,060	L	Granite Construction, Inc.	54,696
2,134	@@	Hochtief AG	143,345
1,100	@	Jacobs Engineering Group, Inc.	92,257
24,000	@@	Taisei Corp.	75,168
310	@	URS Corp.	13,690
1,400	@@	Vinci SA	176,376
			737,228
		Entertainment: 0.0%
250	@	Pinnacle Entertainment, Inc.	8,128
			8,128
		Environmental Control: 0.3%
170	@	Aleris International, Inc.	8,859
9,500		Waste Management, Inc.	347,795
			356,654
		Equity Fund: 0.2%
1,210	L	iShares S&P SmallCap 600 Index Fund	80,017
1,100	L	Midcap SPDR Trust Series 1	162,492
			242,509
		Food: 0.9%
4,900	L	Campbell Soup Co.	186,543
1,011		Corn Products International, Inc.	36,720
6,105		General Mills, Inc.	341,575
696	@@	Groupe Danone	107,304
1,403		Hormel Foods Corp.	53,146
490	@,L	Ralcorp Holdings, Inc.	24,819
8,840	@@	Unilever PLC	237,104
230	@	United Natural Foods, Inc.	8,151
			995,362
		Forest Products & Paper: 0.1%
690		Rock-Tenn Co.	17,388
2,300		Temple-Inland, Inc.	89,930
			107,318
		Gas: 0.1%
60		Cascade Natural Gas Corp.	1,549
1,238		Energen Corp.	56,156
1,942		UGI Corp.	54,726
			112,431
		Hand/Machine Tools: 0.0%
1,100		Snap-On, Inc.	52,250
			52,250
		Healthcare-Products: 1.3%
250	L	Cooper Cos., Inc.	13,493
2,170	@	Cytyc Corp.	56,897
2,288		Dentsply International, Inc.	73,056
1,160	@	Edwards Lifesciences Corp.	53,174
550	@	Haemonetics Corp.	24,904
298	@,L	Hologic, Inc.	14,909
168	@	Idexx Laboratories, Inc.	14,221

Shares			Value
380	@,L	Immucor, Inc.	$10,222
11,900		Johnson & Johnson	784,329
4,700		Medtronic, Inc.	245,011
650	L	Mentor Corp.	32,468
490	@	Osteotech, Inc.	2,759
480	@	Possis Medical, Inc.	5,914
404	@	Respironics, Inc.	14,568
820	@	Techne Corp.	44,091
720	@	Varian Medical Systems, Inc.	35,438
			1,425,454
		Healthcare-Services: 2.3%
8,950		Aetna, Inc.	369,725
880	@,L	AMERIGROUP Corp.	30,087
920	@,L	Centene Corp.	23,975
3,450	@	Coventry Health Care, Inc.	166,049
1,200	@@	Fresenius Medical Care AG & Co. KGaA	161,384
750	@	Gentiva Health Services, Inc.	12,030
680	@	Health Net, Inc.	31,375
630	@,L	Healthways, Inc.	28,961
3,500	@	Humana, Inc.	189,350
2,700	@,L	Laboratory Corp. of America Holdings	191,160
955	@	Odyssey HealthCare, Inc.	11,823
730	@	Pediatrix Medical Group, Inc.	35,150
942	@,L	Sierra Health Services, Inc.	33,017
13,400		UnitedHealth Group, Inc.	657,672
7,050	@	WellPoint, Inc.	533,474
			2,475,232
		Holding Companies-Diversified: 0.1%
2,200	L	Leucadia National Corp.	60,698
			60,698
		Home Builders: 0.2%
41,500	@,@@	Haseko Corp.	142,174
25	@,L	NVR, Inc.	14,875
680		Winnebago Industries	23,664
			180,713
		Home Furnishings: 0.3%
690	L	Ethan Allen Interiors, Inc.	24,481
1,400		Harman International Industries, Inc.	145,376
7,000	@@	Matsushita Electric Industrial Co., Ltd.	135,834
			305,691
		Household Products/Wares: 0.2%
670	L	Blyth, Inc.	17,031
80		CNS, Inc.	2,986
1,200	@@	Henkel KGaA	171,749
			191,766
		Housewares: 0.0%
712		Toro Co.	31,969
			31,969
		Insurance: 5.7%
7,500		Allstate Corp.	476,100
2,300		AMBAC Financial Group, Inc.	196,972
813	L	American Financial Group, Inc.	42,447

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance (continued)
10,450		American International Group, Inc.	$734,844
49,000	@@	China Life Insurance Co., Ltd.	119,828
6,750		Chubb Corp.	349,380
2,300		Cigna Corp.	289,915
740		Delphi Financial Group	29,970
760	@@	Everest Re Group Ltd.	74,792
949		Fidelity National Title Group, Inc.	21,485
8,700		Genworth Financial, Inc.	285,360
4,538		Hartford Financial Services Group, Inc.	389,179
1,620		HCC Insurance Holdings, Inc.	48,908
1,090		Horace Mann Educators Corp.	22,040
369		LandAmerica Financial Group, Inc.	22,550
63,607	@@	Legal & General Group PLC	190,055
8,400		Loews Corp.	335,328
8,600		Metlife, Inc.	505,078
781	@@	Muenchener Rueckversicherungs AG	127,670
1,186		Old Republic International Corp.	26,744
842	@	Philadelphia Consolidated Holding Co.	37,511
1,240	L	PMI Group, Inc.	53,704
610		Presidential Life Corp.	13,658
5,000		Principal Financial Group	288,750
580	@,L	ProAssurance Corp.	29,713
13,500		Progressive Corp.	304,425
1,080		Protective Life Corp.	50,998
5,859		Prudential Financial, Inc.	477,391
1,090		Radian Group, Inc.	57,999
2,458	L	Safeco Corp.	148,881
370		Safety Insurance Group, Inc.	19,381
520		Selective Insurance Group	28,870
940		Stancorp Financial Group, Inc.	42,685
780		Unitrin, Inc.	38,158
2,017		WR Berkley Corp.	70,817
640		Zenith National Insurance Corp.	29,542
546	@@	Zurich Financial Services AG	142,288
			6,123,416
		Internet: 0.4%
800	@	Google, Inc.	387,936
280	@,L	j2 Global Communications, Inc.	7,820
810	@,L	McAfee, Inc.	23,660
1,250	@	Napster, Inc.	4,688
670	@	PC-Tel, Inc.	6,486
520	@	Stamps.com, Inc.	8,117
1,600		United Online, Inc.	21,488
500	@	VeriSign, Inc.	13,055
			473,250
		Iron/Steel: 0.8%
19,500	@@	BlueScope Steel Ltd.	122,676
130		Carpenter Technology Corp.	13,885
640		Chaparral Steel Co.	29,760
210	L	Cleveland-Cliffs, Inc.	10,088
5,400	L	Nucor Corp.	323,190
650	L	Ryerson, Inc.	14,469
230	L	Steel Technologies, Inc.	3,968
47,000	@@	Sumitomo Metal Industries Ltd.	179,301
2,600		United States Steel Corp.	194,454
			891,791

Shares			Value
		Leisure Time: 0.5%
3,087	@@	Carnival PLC	$150,895
31,117	@@	First Choice Holidays PLC	157,110
236	L	Polaris Industries, Inc.	10,625
2,800		Sabre Holdings Corp.	76,804
6,100	@@	Yamaha Motor Co., Ltd.	166,427
			561,861
		Lodging: 0.0%
190	@	Aztar Corp.	10,247
			10,247
		Machinery-Construction & Mining: 0.5%
4,668	@@	Atlas Copco AB	134,137
2,800		Caterpillar, Inc.	173,684
6,200	@@	Hitachi Construction Machinery Co., Ltd.	146,592
600		JLG Industries, Inc.	16,746
890		Joy Global, Inc.	39,071
			510,230
		Machinery-Diversified: 0.2%
1,100		Cummins, Inc.	131,912
890	@	Gardner Denver, Inc.	34,034
318		IDEX Corp.	15,248
350		Manitowoc Co., Inc.	21,084
			202,278
		Media: 2.0%
10,800		CBS Corp. - Class B	321,300
7,900	@,L	Comcast Corp.	319,634
5,050		McGraw-Hill Cos., Inc.	336,583
8,850		News Corp., Inc.	182,310
460		Reader's Digest Association, Inc.	7,705
13,540	@@	Reed Elsevier PLC	148,293
4,270	@@	Vivendi	164,685
18,050		Walt Disney Co.	596,553
35		Washington Post	25,722
			2,102,785
		Metal Fabricate/Hardware: 0.0%
290		AM Castle & Co.	7,691
120	@	NS Group, Inc.	7,938
617		Quanex Corp.	22,897
			38,526
		Mining: 0.3%
9,765	@@	BHP Billiton Ltd.	202,122
1,160	L	Phelps Dodge Corp.	142,680
			344,802
		Miscellaneous Manufacturing: 2.7%
3,050		3M Co.	248,453
690		Acuity Brands, Inc.	36,342
580	L	AO Smith Corp.	20,758
175		Aptargroup, Inc.	10,721
1,500		Crane Co.	57,150
5,300	L	Eastman Kodak Co.	137,906
3,200		Eaton Corp.	246,656
570	@,L	EnPro Industries, Inc.	19,882
45,539		General Electric Co.	1,606,616
2,600		Parker Hannifin Corp.	217,048
370		Standex International Corp.	11,000

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
590	@	Sturm Ruger & Co., Inc.	$6,160
1,019		Teleflex, Inc.	65,858
8,606	@@	Tyco International Ltd.	260,676
			2,945,226
		Office Furnishings: 0.1%
1,775		Herman Miller, Inc.	62,320
			62,320
		Office/Business Equipment: 0.2%
16,200	@	Xerox Corp.	267,300
			267,300
		Oil & Gas: 6.4%
6,400		Anadarko Petroleum Corp.	315,904
14,003		Chevron Corp.	1,012,697
462		Cimarex Energy Co.	17,376
5,900		ConocoPhillips	397,070
1,220		ENSCO International, Inc.	63,269
4,900	@@	ERG S.p.A.	117,147
33,700		ExxonMobil Corp.	2,588,497
1,428		Frontier Oil Corp.	45,182
2,780		Helmerich & Payne, Inc.	73,865
4,200		Marathon Oil Corp.	396,396
1,400	L	Noble Energy, Inc.	74,900
6,200	@@	Norsk Hydro ASA	154,171
8,900		Occidental Petroleum Corp.	448,026
350		Penn Virginia Corp.	26,387
1,074	@@	Petroleo Brasileiro SA	101,117
8,562	@@	Royal Dutch Shell PLC - Class B	306,566
11,254	@@	Santos Ltd.	90,901
840	L	St. Mary Land & Exploration Co.	33,667
160	@,L	Stone Energy Corp.	6,243
3,700	@@	Total SA	263,703
7,050		Valero Energy Corp.	388,244
			6,921,328
		Oil & Gas Services: 0.9%
11,800		Halliburton Co.	398,132
510	@,L	Helix Energy Solutions Group, Inc.	18,758
2,300	@,@@	Petroleum Geo-Services ASA	155,344
4,250		Schlumberger Ltd.	291,040
340	@,L	SEACOR Holdings, Inc.	32,018
1,450		Tidewater, Inc.	80,229
200	@,L	Veritas DGC, Inc.	15,634
			991,155
		Packaging & Containers: 0.1%
1,660		Sonoco Products Co.	61,403
			61,403
		Pharmaceuticals: 3.5%
6,550		Abbott Laboratories	305,623
4,250		AmerisourceBergen Corp.	195,458
3,949	@@	AstraZeneca PLC	229,068
190	@	Connetics Corp.	3,298
6,100	@	Forest Laboratories, Inc.	297,070
10,900	@@	GlaxoSmithKline PLC	289,734
5,250	@,L	King Pharmaceuticals, Inc.	86,783
18,450		Merck & Co., Inc.	821,210
4,500		Mylan Laboratories	91,305
880	@	NBTY, Inc.	31,988

Shares			Value
660	@,L	Noven Pharmaceuticals, Inc.	$15,649
29,700		Pfizer, Inc.	816,453
1,660	@@	Roche Holding AG	300,538
600	@,L	Sepracor, Inc.	33,486
880	@	Theragenics Corp.	2,948
250	@,L	USANA Health Sciences, Inc.	12,095
5,750		Wyeth	277,610
			3,810,316
		Real Estate: 0.1%
10,000	@@	Cheung Kong Holdings Ltd.	117,957
			117,957
		Real Estate Investment Trusts: 0.3%
450		AMB Property Corp.	27,572
260	L	Colonial Properties Trust	12,730
1,670		Equity Office Properties Trust	80,494
135		Essex Property Trust, Inc.	17,825
300		Highwoods Properties, Inc.	12,240
1,100		Hospitality Properties Trust	55,209
360		Longview Fibre Co.	7,495
360		Macerich Co.	30,769
350		Regency Centers Corp.	27,643
			271,977
		Retail: 4.3%
482		Abercrombie & Fitch Co.	32,506
590		Advance Auto Parts, Inc.	21,004
1,290	@,L	Aeropostale, Inc.	39,010
1,735	L	American Eagle Outfitters	78,387
1,270	@	AnnTaylor Stores Corp.	43,815
2,000	@	Big Lots, Inc.	44,620
570		Brown Shoe Co., Inc.	27,041
2,600	@,L	Charming Shoppes, Inc.	35,178
940	@	Chico's FAS, Inc.	22,325
120	@	Childrens Place Retail Stores, Inc.	7,742
930		Christopher & Banks Corp.	17,475
1,684		Claire's Stores, Inc.	53,736
1,750	@	Dollar Tree Stores, Inc.	52,518
5,000	@@	Don Quijote Co., Ltd.	102,730
1,030	@	Dress Barn, Inc.	24,947
3,200		Family Dollar Stores, Inc.	89,248
8,000		Federated Department Stores, Inc.	336,720
10,700		Gap, Inc.	200,304
470		Group 1 Automotive, Inc.	23,965
8,350		Home Depot, Inc.	317,050
540	@,L	Jack in the Box, Inc.	33,205
4,900	@	Kohl's Corp.	341,040
100		Lone Star Steakhouse & Saloon, Inc.	2,754
6,300	L	Lowe's Cos., Inc.	190,008
11,800		McDonald's Corp.	495,246
852		Men's Wearhouse, Inc.	32,632
4,200		Nordstrom, Inc.	205,884
5,850	@	Office Depot, Inc.	221,481
1,400	L	OfficeMax, Inc.	65,898
350		OSI Restaurant Partners, Inc.	13,685
180	@,L	Panera Bread Co.	10,341
1,449	@,L	Payless Shoesource, Inc.	45,194
2,150		Petsmart, Inc.	63,597
2,160		Ross Stores, Inc.	66,938
530	@	School Specialty, Inc.	19,637

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail (continued)
1,132	@,L	Select Comfort Corp.	$19,595
3,700	@@	Seven & I Holdings Co., Ltd.	117,468
1,238	@,L	Sonic Corp.	29,068
2,850	@,L	Starbucks Corp.	100,577
3,500		Target Corp.	203,315
8,200		TJX Cos., Inc.	224,844
634	@	Tween Brands, Inc.	26,577
10,500		Wal-Mart Stores, Inc.	484,050
			4,583,355
		Savings & Loans: 0.1%
500		Anchor Bancorp. Wisconsin, Inc.	14,330
790	L	Bankunited Financial Corp.	20,145
130		Fidelity Bankshares, Inc.	5,117
350	@,L	FirstFed Financial Corp.	22,757
			62,349
		Semiconductors: 1.6%
740	@,L	Actel Corp.	13,808
10,400	@,L	Advanced Micro Devices, Inc.	224,328
7,700	@	Altera Corp.	153,153
7,820	@,L	Atmel Corp.	39,569
1,720	@,L	Brooks Automation, Inc.	24,028
880	@	DSP Group, Inc.	18,999
2,450	@	Fairchild Semiconductor International, Inc.	39,984
2,000	@	Freescale Semiconductor, Inc.	79,860
2,970	@	Integrated Device Technology, Inc.	49,005
21,400		Intel Corp.	456,890
721	@,L	Lam Research Corp.	37,925
8,550	@	LSI Logic Corp.	91,143
1,890	@,L	MEMC Electronic Materials, Inc.	75,222
1,091		Microchip Technology, Inc.	37,214
13,500	@,L	Micron Technology, Inc.	197,100
810	@	Pericom Semiconductor Corp.	9,339
1,890	@	Semtech Corp.	24,797
3,600	@@	Shinko Electric Industries	91,486
325	@,L	Varian Semiconductor Equipment Associates, Inc.	12,912
			1,676,762
		Software: 2.3%
1,400		Acxiom Corp.	34,888
700	@	Altiris, Inc.	17,353
235	@	Ansys, Inc.	11,033
4,250	@	BMC Software, Inc.	138,380
840	@	Captaris, Inc.	6,132
370	@,L	Cerner Corp.	17,786
8,000	@	Compuware Corp.	67,120
1,150	@	CSG Systems International	31,890
1,220	@	Dendrite International, Inc.	12,810
470	@,L	Dun & Bradstreet Corp.	38,643
1,040	L	Fair Isaac Corp.	43,285
11,800		First Data Corp.	297,950
410		Global Payments, Inc.	18,778
348	@	Hyperion Solutions Corp.	12,792
120		Inter-Tel, Inc.	2,675
610	@	Mapinfo Corp.	8,083
38,150		Microsoft Corp.	1,118,940
110	@	Open Solutions, Inc.	4,098
15,000	@	Oracle Corp.	285,450
180	@	Per-Se Technologies, Inc.	4,963
1,630	@	Sybase, Inc.	39,022
7,482	@,@@	Tele Atlas NV	148,566
2,388	@,@@	TomTom	115,096
			2,475,733

Shares			Value
		Telecommunications: 4.6%
16,518	@@	Alcatel SA	$220,425
200	@,L	Anixter International, Inc.	11,724
17,150	L	AT&T, Inc.	581,557
9,800	@,L	Avaya, Inc.	125,244
8,050		BellSouth Corp.	358,950
2,380	@	Cincinnati Bell, Inc.	10,758
39,750	@	Cisco Systems, Inc.	1,068,480
115		Commonwealth Telephone Enterprises, Inc.	4,792
950	@,L	Ditech Networks, Inc.	6,650
684		Harris Corp.	28,803
23,800		Motorola, Inc.	527,646
700	@	Network Equipment Technologies, Inc.	4,291
34	@@	Nippon Telegraph & Telephone Corp.	171,682
2,147	@@	Orascom Telecom Holdings GDR	124,616
6,150		Qualcomm, Inc.	225,029
13,200		Sprint Nextel Corp.	257,532
84,831	@@	Telecom Italia S.p.A.	225,593
46,000	@@	Telefonaktiebolaget LM Ericsson	178,604
3,221	@@	Telekomunikasi Indonesia Tbk PT ADR	141,595
494	L	Telephone & Data Systems, Inc.	25,520
2,620	@,L	Utstarcom, Inc.	23,266
12,800		Verizon Communications, Inc.	447,232
63,050	@@	Vodafone Group PLC	167,152
			4,937,141
		Textiles: 0.1%
280		Angelica Corp.	6,132
830	@,L	Mohawk Industries, Inc.	64,267
			70,399
		Toys/Games/Hobbies: 0.1%
3,300		Hasbro, Inc.	88,275
			88,275
		Transportation: 0.5%
1,298		CH Robinson Worldwide, Inc.	57,112
25	@@	East Japan Railway Co.	174,873
900	@	HUB Group, Inc.	25,686
450	@,L	Kansas City Southern	12,173
310	@	Kirby Corp.	11,172
343		Landstar System, Inc.	15,449
21,000	@@	Mitsui OSK Lines Ltd.	191,586
740	@	Old Dominion Freight Line	19,839
946		Overseas Shipholding Group	54,452
260	@,L	Swift Transportation Co., Inc.	7,376
			569,718
		Water: 0.2%
2,616	@@	Veolia Environnement	173,581
			173,581
Total Common Stock (Cost $64,593,183)			77,778,639
EQUITY-LINKED SECURITIES: 0.2%
		Banks: 0.2%
200,000		KAUP Bank	190,695
Total Equity-Linked Securities (Cost $200,000)			190,695

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
PREFERRED STOCK: 0.4%
		Banks: 0.1%
4,000	P	Bank of American Corp.	$100,560
			100,560
		Diversified Financial Services: 0.1%
3,000	P	Merrill Lynch & Co., Inc.	77,790
			77,790
		Insurance: 0.2%
1,275	@@,P	Aegon NV	32,640
3,025	@@,P	Aegon NV	77,924
3,575	P	Metlife, Inc.	93,236
			203,800
Total Preferred Stock (Cost $368,761)			382,150
Principal Amount			Value
CORPORATE BONDS/NOTES: 4.1%
		Banks: 1.7%
$80,000	@@,C,L	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	$69,632
44,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	44,813
31,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	34,134
40,000	@@,C	Bank of Ireland, 5.688%, due 12/29/49	34,846
30,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	25,457
10,000		Bank of Scotland, 0.000%, due 11/30/49	8,605
22,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	22,893
20,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	17,489
50,000	@@,C	BNP Paribas, 5.445%, due 09/29/49	42,864
24,000	C	Chase Capital I, 7.670%, due 12/01/26	24,938
41,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	39,854
10,000	@@,C	Den Norske Bank, 5.625%, due	8,608
30,000	@@,C	Den Norske Bank ASA, 5.563%, due 08/29/49	25,500
45,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	56,025
110,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	110,001
120,000	@@,C	HSBC Bank PLC, 5.663%, due 06/29/49	101,700
60,000	@@,C	HSBC Bank PLC, 5.875%, due 06/29/49	51,900
80,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	69,038
10,000	@@,C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	8,705
70,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	72,568
48,000	C	Mellon Capital I, 7.720%, due 12/01/26	49,899

Principal Amount			Value
$35,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	$37,190
50,000	@@,C	National Australia Bank Ltd., 5.556%, due	43,388
10,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	8,576
50,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	49,611
21,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	20,634
13,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	12,948
58,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/29/49	57,527
130,000	@@,C	Royal Bank of Scotland Group PLC, 5.750%, due 12/29/49	111,556
40,000	@@,C	Societe Generale, 5.429%, due 11/29/49	34,553
100,000	@@,C	Standard Chartered PLC, 5.563%, due 07/29/49	83,000
150,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	126,000
20,000	@@,C	Standard Chartered PLC, 5.730%, due 01/29/49	16,550
43,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	44,868
41,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	41,590
30,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	25,665
65,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	62,998
74,000	@@,#,C	Woori Bank, 6.125%, due 05/03/16	76,693
			1,772,816
		Beverages: 0.1%
60,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	70,410
			70,410
		Chemicals: 0.0%
20,000		Staffer Chemical, 5.320%, due 04/15/10	16,790
30,000		Staffer Chemical, 7.250%, due 04/15/17	17,013
20,000		Stauffer Chemical, 5.630%, due 04/15/18	10,726
			44,529
		Diversified Financial Services: 1.2%
127,000	@@,#,C	Aiful Corp., 4.450%, due 02/16/10	122,496
81,146	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	79,929
58,000	C	Citigroup Capital II, 7.750%, due 12/01/36	59,975
93,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	96,697
25,000	@@,C	Financiere CSFB NV, 5.500%, due 03/29/49	21,438

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$53,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	$53,462
59,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	79,282
48,000	C,L	JPM Capital Trust I, 7.540%, due 01/15/27	49,785
54,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	56,234
97,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	96,227
100,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	103,501
33,000	@@,C	Paribas, 5.563%, due 12/31/49	28,478
30,000	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	29,676
41,797	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	40,930
104,497	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	106,653
102,000	@@,#,C	Preferred Term Securities Ltd./ Preferred Term Securities, Inc., 5.890%, due 03/23/35	102,383
374,262	#	Toll Road Investors Partnership II LP, 17.270%, due 02/15/45	48,632
56,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	59,311
			1,235,089
		Electric: 0.3%
43,000	C	Commonwealth Edison Co., 5.950%, due 08/15/16	44,321
71,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	84,543
21,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	22,153
28,268	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	28,521
14,070		PPL Montana, LLC, 8.903%, due 07/02/20	15,665
70,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	73,058
			268,261
		Healthcare-Products: 0.0%
32,000	C	Boston Scientific Corp., 7.000%, due 11/15/35	33,281
			33,281
		Home Builders: 0.1%
50,000		D.R. Horton, Inc., 5.625%, due 09/15/14	48,810
			48,810
		Multi-National: 0.0%
32,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	31,304
			31,304
		Oil & Gas: 0.2%
41,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	39,405

Principal Amount			Value
$10,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	$10,667
24,000	#,C,L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	24,630
94,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	96,632
46,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	45,102
			216,436
		Pipelines: 0.1%
143,000	#,C,I	Cameron Highway Oil Pipeline System, 5.860%, due 12/15/17	141,570
			141,570
		Real Estate Investment Trusts: 0.1%
15,000	C	Liberty Property LP, 6.375%, due 08/15/12	15,837
55,000	C	Liberty Property LP, 7.750%, due 04/15/09	57,886
52,000	C,L	Simon Property Group LP, 4.875%, due 03/18/10	51,709
			125,432
		Savings & Loans: 0.0%
46,000	C	Great Western Financial, 8.206%, due 02/01/27	48,047
			48,047
		Sovereign: 0.2%
192,000		Fannie Mae, 7.250%, due 01/15/10	205,950
			205,950
		Telecommunications: 0.1%
17,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	17,747
17,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	21,348
75,000	@@,C	Telefonica Emisones SAU, 6.421%, due 06/20/16	78,514
			117,609
Total Corporate Bonds/Notes (Cost $4,350,622)			4,359,544
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.6%
		Federal Home Loan Bank: 0.2%
97,000		5.375%, due 07/18/11	99,664
103,000		5.625%, due 06/13/16	108,106
			207,770
		Federal Home Loan Mortgage Corporation: 1.9%
185,810	C,S	4.500%, due 12/15/16	183,138
39,000		4.500%, due 12/15/35	37,111
157,000	L	4.875%, due 02/17/09	157,512
155,919	C,S	5.000%, due 08/15/16	155,003
217,000	C,S	5.000%, due 05/15/20	213,763
100,000	L	5.125%, due 04/18/08	100,392
40,000		5.500%, due 12/15/18	40,200
403,000		5.500%, due 12/01/36	401,741
344,000	C	5.750%, due 05/11/11	344,534
106,000		5.750%, due 06/27/16	112,393

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Federal Home Loan Mortgage Corporation (continued)
$67,586		6.000%, due 01/01/29	$68,744
184,185	C,S	6.000%, due 01/15/29	188,306
32,291		7.000%, due 11/01/31	33,313
36,544		7.000%, due 03/01/32	37,678
			2,073,828
		Federal National Mortgage Association: 4.4%
250,000		4.500%, due 12/15/18	243,438
96,757		4.806%, due 08/01/35	95,526
127,000	L	5.000%, due 10/15/11	128,712
24,000		5.000%, due 12/01/17	23,783
1,460,000		5.000%, due 12/15/35	1,426,694
258,000	L	5.250%, due 08/01/12	262,338
100,000	L	5.250%, due 09/15/16	103,847
116,712		5.500%, due 02/01/18	117,389
62,000		5.500%, due 12/15/19	62,349
425,000	S	5.500%, due 05/25/30	423,405
147,135	S	5.500%, due 11/01/33	147,017
449,000		5.500%, due 12/01/33	447,456
76,805		5.500%, due 11/01/36	76,061
136,000		5.500%, due 12/25/36	135,017
155,000	C	5.600%, due 03/29/11	155,052
34,569		6.000%, due 10/01/08	34,567
130,162	S	6.000%, due 08/01/16	132,678
129,077	S	6.000%, due 04/25/31	132,561
259,000		6.000%, due 12/15/34	261,833
24,161		6.500%, due 02/01/28	24,859
38,484		6.500%, due 02/01/31	39,514
14,475		6.500%, due 12/01/33	14,814
55,000		6.500%, due 12/15/35	56,134
58,049		7.000%, due 02/01/31	59,910
99,650		7.000%, due 08/01/31	102,783
38,465		7.000%, due 10/01/31	39,674
3,355		7.000%, due 08/01/35	3,449
32,163		7.500%, due 09/01/31	33,534
			4,784,394
		Government National Mortgage Association: 0.1%
42,533		6.500%, due 10/15/31	43,885
20,834		6.500%, due 01/15/32	21,492
7,584		7.000%, due 01/15/28	7,848
			73,225
Total U.S. Government Agency Obligations (Cost $7,099,497)			7,139,217
U.S. TREASURY OBLIGATIONS: 3.2%
		U.S. Tresury Bonds: 2.1%
	180,000	4.500%, due 11/30/11	180,394
680,000	L	4.500%, due 02/15/36	673,466
748,000	L	4.625%, due 11/15/16	757,761
232,000	L	6.000%, due 02/15/26	270,824
333,000	L	6.250%, due 08/15/23	393,825
			2,276,270
		Treasury Inflation Protected Securities: 0.4%
127,000	L	2.000%, due 01/15/16	128,110
	244,000	2.375%, due 04/15/11	250,876
			378,986

Principal Amount			Value
		U.S. Tresury Notes: 0.6%
$182,000	L	4.625%, due 11/15/09	$182,640
260,000	L	4.625%, due 10/31/11	262,052
209,000	L	4.875%, due 10/31/08	209,980
			654,672
		U.S. Tresury STRIP: 0.1%
470,000	L	0.000%, due 02/15/36	128,130
			128,130
Total U.S. Treasury Obligations (Cost $3,331,414)			3,438,058
ASSET-BACKED SECURITIES: 0.8%
		Automobile Asset-Backed Securities: 0.2%
13,000	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	12,902
10,000	C	AmeriCredit Automobile Receivables Trust, 5.610%, due 03/08/10	10,085
24,000	C	Capital Auto Receivables Asset Trust, 5.030%, due 10/15/09	23,986
25,000	C	Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	25,117
9,000	C	Daimler Chrysler Auto Trust, 5.010%, due 01/08/11	9,031
24,000	C	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	23,594
63,000	C	Honda Auto Receivables Owner Trust, 5.300%, due 07/21/10	63,325
39,000	C	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	38,673
12,000	C	Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	11,962
9,000	C	USAA Auto Owner Trust, 5.010%, due 09/15/10	9,006
			227,681
		Credit Card Asset-Backed Securities: 0.3%
50,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	49,601
47,000	C	Capital One Master Trust, 4.900%, due 03/15/10	46,967
64,000	C	Capital One Master Trust, 6.310%, due 06/15/11	65,128
61,000	C	Capital One Multi-Asset Execution Trust, 4.050%, due 02/15/11	60,271
58,000	C	Citibank Credit Card Master Trust I, 6.050%, due 01/15/10	58,691
15,000	C	MBNA Master Credit Card Trust, 5.900%, due 08/15/11	15,357
			296,015
		Home Equity Asset-Backed Securities: 0.0%
26,000	C	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	25,505
			25,505

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities: 0.3%
$3,000	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	$3,000
73,962	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	73,019
19,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	18,834
88,000	C,S	Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	88,234
25,000	C	Equity One, Inc., 5.050%, due 09/25/33	24,720
25,000	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	25,031
14,000	C	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	13,880
			246,718
Total Asset-Backed Securities (Cost $799,320)			795,919
COLLATERALIZED MORTGAGE OBLIGATIONS: 5.4%
111,749	C	Banc of America Alternative Loan Trust, 6.291%, due 11/25/21	113,548
34,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	33,295
10,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	9,903
23,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	22,880
80,000	C	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	79,602
57,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	56,867
90,000	C	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	89,425
38,360	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	38,901
10,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	10,513
122,123	C	Banc of America Funding Corp., 5.857%, due 05/20/36	121,913
45,171	C	Banc of America Mortgage Securities, 5.250%, due 11/25/19	45,113
41,353	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	40,872
105,553	C	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	107,314
10,000	C	Citigroup Commercial Mortgage Trust, 4.639%, due 05/15/43	9,888
152,291	C,S	Countrywide Alternative Loan Trust, 5.283%, due 10/25/35	151,293
138,921	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	139,696

Principal Amount			Value
$3,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.777%, due 04/15/62	$3,262
43,000	C	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	42,189
184,270	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	187,188
445,000	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	465,661
4,105	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	4,158
76,982	C	GMAC Mortgage Corp. Loan Trust, 4.604%, due 10/19/33	76,127
45,434	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	45,327
28,276	#,C	GSMPS Mortgage Loan Trust, 5.670%, due 01/25/35	28,404
43,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	42,148
31,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	30,388
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.289%, due 05/15/45	10,117
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	10,341
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	10,372
298,744	C,S	JP Morgan Mortgage Trust, 5.408%, due 11/25/35	296,879
22,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	21,455
20,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	19,610
113,963	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	114,584
351,923	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	348,183
847,751	C,S	MASTR Reperforming Loan Trust, 5.680%, due 07/25/35	849,575
50,000	C	Morgan Stanley Capital I, 4.827%, due 06/12/47	49,590
140,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	139,880
78,124	C	Morgan Stanley Capital I, 5.490%, due 07/12/44	79,296
80,000	C,S	Morgan Stanley Capital I, 5.741%, due 08/12/41	82,601
90,169	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	87,829
49,687	C	Residential Asset Securitization Trust, 6.500%, due 09/25/36	50,086
55,288	C	Thornburg Mortgage Securities Trust, 5.690%, due 09/25/34	55,587
10,000	C	Wachovia Bank Commercial Mortgage Trust, 5.285%, due 07/15/42	10,077

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION  PORTFOLIO OF INVESTMENTS
MODERATE FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$197,674	C,S	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	$199,722
250,000	C,S	Washington Mutual, Inc., 5.598%, due 11/25/46	249,951
750,000	C,S	Washington Mutual, Inc., 5.882%, due 11/25/46	751,875
211,316	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	209,824
180,000	C	Wells Fargo Mortgage-Backed Securities Trust, 5.690%, due 12/25/36	178,313
Total Collateralized Mortgage Obligations (Cost $5,843,358)			5,821,622
MUNICIPAL BONDS: 0.2%
		California: 0.0%
40,000	C	City of San Diego	41,967
			41,967
		Louisiana: 0.1%
100,000	#,C	Tulane University of Louisiana	100,000
			100,000
		Michigan: 0.1%
	95,000	Michigan Tobacco Settlement Finance Authority	100,303
			100,303
Total Municipal Bonds (Cost $234,994)			242,270
Total Long-Term Investments (Cost $86,821,149)			100,148,114

SHORT-TERM INVESTMENTS: 19.3%
	Commercial Paper: 0.9%
1,000,000	Crown Point, 5.310%, due 12/18/06	997,350
Total Commercial Paper (Cost $997,350)		997,350
	Repurchase Agreement: 9.2%
9,907,000	Goldman Sachs Repurchase Agreement dated 11/30/06, 5.280%, due 12/01/06, $9,908,453 to be received upon repurchase (Collateralized by $10,085,000 Federal Home Loan Bank, 4.250%, Market Value plus accrued interest $10,106,201, due 09/14/07)	9,907,000
Total Repurchase Agreement (Cost $9,907,000)		9,907,000

Principal Amount		Value
	Securities Lending Collateralcc: 9.2%
$9,802,951	The Bank of New York Institutional Cash Reserves Fund	$9,802,951
Total Securities Lending Collateral (Cost $9,802,951)		9,802,951
Total Short-Term Investments (Cost $20,707,301)		20,707,301

Total Investments in Securities (Cost $107,528,450)*	112.6%	$120,855,415
Other Assets and Liabilities - Net	(12.6)	(13,487,328)
Net Assets	100.0%	$107,368,087

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Seperate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.

I  Illiquid security.

L  Loaned Security, a portion or all of the security is on loan at November 30, 2006.

*  Cost for federal income tax purposes is $108,677,111.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,935,239
Gross Unrealized Depreciation	(756,935)
Net Unrealized Appreciation	$12,178,304

ING Strategic Allocation Moderate Fund Futures Contracts as of November 30, 2006

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	21	$4,968,863	12/18/06	$1,247
S&P 500 E-Mini	2	140,290	12/15/06	5,560
U.S. Treasury 2-Year Note	7	1,435,000	3/30/07	1,066
U.S. Treasury 10-Year Note	25	2,729,688	3/21/07	6,540
				$14,413
Short Contracts
90-Day Eurodollar	21	$(4,977,525)	3/19/07	$(5,311)
U.S. Treasury 5-Year Note	9	(955,406)	3/30/07	(1,583)
U.S. Treasury Long Bond	13	(1,486,875)	3/21/07	(5,638)
				$(12,532)

See Accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*  An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Manager

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter, LLP
Exchange Place,
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-ADEABCIOR (1106-011007)

Funds

Semi-Annual Report

November 30, 2006

Classes A, B, C, I and O

Domestic Equity and Income Funds

■  ING Balanced Fund

■  ING Growth and Income Fund (formerly, ING Equity Income Fund)

Domestic Equity Growth Funds

■  ING 130/30 Fundamental Research Fund

■  ING Growth Fund

■  ING Small Company Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

E-Delivery Sign-up – details inside

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	14

Statements of Assets and Liabilities	17

Statements of Operations	21

Statements of Changes in Net Assets	23

Statement of Cash Flows	26

Financial Highlights	27

Notes to Financial Statements	37

Portfolios of Investments	53

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PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the "Fed") ceased its two-year trend of raising interest rates. That trend — a string of 17 consecutive rate hikes — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is choosing to neither raise nor lower interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poors 500® Composite Stock Price Index ("S&P 500® Index") rose significantly during plateau periods.

It has been an interesting — if not unpredictable — year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high that surprised many at the time because we were in a climate of slumping housing prices and escalating interest rates. This was followed by a slight correction and market drift for a couple of months. A strong rally has been experienced in the second half of the year driven in part by the dollar decline and the more stable interest rate environment. Many economists believe that these conditions will be positive for the stock market for the next twelve months.

Whatever the future holds, we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that enable you to build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

Shaun P. Mathews
President
ING Funds
December 18, 2006

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2006

In our report for the last fiscal year, we described how, three weeks before it ended, investors suddenly took fright that inflation fighting central bankers would raise interest rates by too much and strangle global growth. We asked whether the sharp correction was just that, or the start of something big. In the end it proved to be the former, but it was not until nearly mid-October that the May 9, 2006 high was recaptured, with most markets adding to their gains from there. For the first six months ended November 30, 2006, global stocks according to the Morgan Stanley Capital International ("MSCI") World IndexSM(1) with net reinvested dividends rose 10.9%. In currencies the dollar was mixed, gaining 2.8% against the yen, but losing 3.4% against the euro and 5.2% to the pound sterling after these currencies surged in late November.

U.S. equities in the form of the Standard & Poors 500® Composite Stock Price Index ("S&P 500® Index")(2), returned 11.3% including dividends for the six months ended November 30, 2006. Stocks had actually become cheaper in the last 12 months as corporate profits had been rising faster than prices. However, for a time, investors seemed only to have eyes for interest rates. After sixteen consecutive interest rate increases since June 2004, a barrage of hawkish rhetoric from the Federal Open Market Committee ("FOMC") in May sent stocks reeling. The problem was that the economy was already cooling, evidenced especially by a slumping housing market that had driven much of the consumer spending in the last few years, spending that was now also under threat from record oil prices. By June 13, 2006, the market had fallen by 7.7% from its highest level. However, the seventeenth interest rate increase on June 29, 2006, was accompanied by balanced language, reviving hopes that the FOMC might at last be finished raising interest rates. A tentative recovery was interrupted when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14, 2006. Nevertheless, peace of sorts ultimately returned and as summer driving demand and the hurricane damage threat subsided, the oil price dropped as much as 27% from its pinnacle and spent much of November below $60 per barrel. The FOMC indeed refrained from raising interest rates on August 8 and again took no action in September and October, although its members frequently felt the need to remind us that inflation was still uncomfortably elevated. Housing data continued to deteriorate and in October new and existing home prices were falling at the fastest rate in decades, while the stock of unsold homes rose through November. Gross Domestic Product ("GDP") growth in the third calendar quarter slowed to 2.2% and Wal-Mart reported its first decline in same store sales in over ten years. So in the face of all this gloom, why were stocks in a clear up-trend to a six-year high by the last days of November? For one thing, the pull back in oil prices promised to leave more money in the pockets of consumers. Interest rates were now falling fast at the long end, which made stocks look relatively more attractive and raised the present value of future corporate profits. Speaking of which, corporate profits registered their thirteenth straight quarter of double-digit year-over-year growth and for the economy as a whole, reached 12.44% of GDP, the biggest share since the 1950s. Despite the worrying news, equity investors saw this market as a glass that was distinctly half-full.

The main international markets also advanced, based on MSCI indices in local currencies including net dividends. Sustained growth and an end to inflation had pushed Japan to almost a 15-year high in April. As in the U.S., stocks had been falling as our fiscal year started, on U.S. interest rate fears combined with signals from the Bank of Japan, followed by the reality on July 14, that local interest rates would rise for the first time in six years. The economic data were still mostly positive, but getting past their prime. By the end of November, household spending was falling fast and the government lowered its evaluation of the economy for the first time in nearly two years. For the six months, the market rose 3.8%. European ex UK markets had been supported by broadly based mergers and acquisitions amid clear signs of improving growth and employment. Although from their May 9 top, events in the U.S. and a 25 basis point increase in euro interest rates as inflation remained stubbornly above 2%, sent stocks down 6.9% by mid-June. From there however, markets turned around smartly, even as the European Central Bank raised rates on two more occasions. Business confidence was strong and unemployment fell to the lowest in five years. Merger and acquisition activity rolled on, heartening investors while suggesting that stocks were not particularly expensive. For the half-year markets touched January 2001 levels and added 11.8% for the six months ended November 30, 2006. UK equities had been boosted by the large acquisition-prone financial sector, as well as the sizeable energy and vibrant materials sectors. The reversal in the latter two exacerbated the global retrenchment brought on by interest rate worries after May 9 and UK stocks sank 9.3% by mid-June. As

2

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2006

in Japan and the Eurozone, the Bank of England raised rates, twice to 5%, as inflation climbed above target, GDP growth returned to trend, and house prices, an important demand generator, continued their recovery. This re-energized investors and led again by financials, the market surpassed its best levels of 2006, revisited those of December 2000 and finished up 7.7% for the half-year.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Standard & Poor's 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING BALANCED FUND

PORTFOLIO MANAGERS' REPORT

The ING Balanced Fund (the "Fund") seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Omar Aguilar, Ph.D., Mary Ann Fernandez and James B. Kauffmann, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 7.46% compared to Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), the Lehman Brothers® Aggregate Bond Index and the Composite Index (consisting of 60% of the return of the S&P 500® Index and 40% of the return of the Lehman Brothers® Aggregate Bond Index), which returned 11.33%, 5.93% and 9.15%, respectively, for the same period.

Portfolio Specifics: During the period, domestic equity and fixed-income markets performed well. The Fund's asset allocation effect was neutral, mainly due to the positive impact of our underweight position in fixed income, which was counter balanced by an overweight position in cash. After 17 rate hikes by the Federal Open Market Committee ("FOMC"), the market appears to believe that the U.S. Federal Reserve Board (the "Fed") is done tightening, and the futures market has even priced in a rate cut sometime next year. Our view is that the Fed is unlikely to raise rates further in the near future unless the economy shows signs of rapid growth or inflation rises further. With the yield curve remaining inverted, we continue to hold an underweight position in fixed income and have reduced our overweight in cash.

The domestic equity portion of the Fund underperformed its benchmark, the S&P 500® Index mainly due to security selection. The Fund was hurt by holdings in financials, industrials, energy and consumer staples. By contrast, stock selection in telecommunications helped the Fund. Security selection was strongest in large-cap stocks, while mid-cap and small-cap stocks acted as a major drag. Positions in Cisco Systems, Inc., Coach, Inc. and BellSouth, Corp. benefited the Fund. However, an underweight position in Apple Computer, and overweights in Peabody Energy Corp. and Sunoco, Inc. acted as a drag.

The fixed-income portion of the Fund underperformed its benchmark, the Lehman Brothers® Aggregate Bond Index, driven primarily by our duration positioning. We maintained a duration that was shorter than the benchmark based on our view that the federal funds rate would top out at 5.50%, when, actually, the FOMC appears to have rested at 5.25%. Offsetting these results, somewhat, was the positive impact of our position in mortgage-backed securities especially with off-index exposures to adjustable rate mortgages. While the bond portfolio largely avoided the event risks associated with skyrocketing LBO activity, our defensive posture toward long-dated corporate bonds was a drag.

Current Strategy and Outlook: A weak housing market, coupled with the lagged effect of 17 rate hikes by the Fed has slowed the U.S. economy. Going forward, we expect gross domestic product growth to be moderate, with output expanding at a slightly below-trend rate, as residential investment declines, while lower gasoline prices and credit conditions should help mitigate the spillover effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. Yields have fallen across the curve, and the inversion of the U.S. Treasury yield curve has become much more pronounced between one and three years suggesting growing confidence in eventual Fed easing.

There are still some contradicting signals affecting the capital markets. The equities market surpassed a post 9/11 high during the period, while at the same time slower growth and lower inflation metrics have sent interest rates to their lowest levels in almost 11 months. Stocks appear to be signaling an expansion while bonds are not. As our short duration posture indicates, we are inclined to believe that some inflation pressures will still emerge and long-term rates will edge up. Overall, we remain underweight fixed-income and overweight equities.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	2.6%
FNMA 5.000%, due 12/15/35	2.4%
General Electric Co.	1.6%
Citigroup, Inc.	1.6%
Bank of America Corp.	1.6%
JPMorgan Chase & Co.	1.2%
Microsoft Corp.	1.1%
FNMA 5.500%, due 12/01/33	1.1%
Cisco Systems, Inc.	1.1%
Chevron Corp.	1.1%

*  Excludes short-term investments related to money market fund and securities lending colleteral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

4

PORTFOLIO MANAGERS' REPORT

ING BALANCED FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	2.19%	3.91%	5.67%	—	—		—
Class B(2)	2.63%	4.01%	—	3.26%	—		—
Class C(3)	6.66%	4.33%	—	—	3.37%		—
Class I	8.80%	5.40%	6.61%	—	—		—
Class O	8.46%	—	—	—	—		8.27%
Excluding Sales Charge:
Class A	8.47%	5.15%	6.30%	—	—		—
Class B	7.63%	4.35%	—	3.26%	—		—
Class C	7.66%	4.33%	—	—	3.37%		—
Class I	8.80%	5.40%	6.61%	—	—		—
Class O	8.46%	—	—	—	—		8.27%
S&P 500® Index (4)	14.23%	6.08%	8.05%	3.22%	4.17	%(6)	13.24	%(7)
Lehman Brothers® Aggregate Bond Index (5)	5.94%	5.05%	6.20%	5.92%	5.87	%(6)	3.82	%(7)
Composite Index (60% S&P 500®/40% Lehman Brothers® Aggregate Bond Index) (8)	10.89%	5.91%	7.65%	4.60%	5.19	%(6)	9.45	%(7)

The table above illustrates the total return of ING Balanced Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers® Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for index is shown from July 1, 1998.

(7) Since inception performance for index is shown from September 1, 2004.

(8) The Composite Index consists of 60% of the return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the Lehman Brothers® Aggregate Bond Index.

5

ING GROWTH AND INCOME FUND

PORTFOLIO MANAGERS' REPORT

The ING Growth and Income Fund (the "Fund") seeks growth of capital and income. The Fund is managed by Christopher F. Corapi and Scott Lewis, Portfolio Managers, ING Investment Management Co. ("ING IM") — the Sub-Adviser(1).

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 12.34% compared to the Standard and Poor's 500® Composite Stock Price Index ("S&P 500® Index") and the Russell 1000® Value Index, which returned 11.33% and 12.92%, respectively, for the same period.

Portfolio Specifics:

Wellington Management Company – From June 1, 2006 to August 11, 2006, Fund outperformance was driven roughly equally by stock selection and allocation among sectors. Selection was strongest in financials, where a position in SunTrust Banks, Inc. benefited from strong loan growth. Other top contributors included telecommunications firm AT&T, Inc., health care concern Baxter International, Inc., and consumer goods manufacturer Altria Group, Inc. AT&T, Inc. has over-delivered on original synergy estimates and raised guidance as the legacy businesses have exceeded expectations. Baxter International, Inc. benefited from a better-than-expected second quarter earnings release, driven by strong performance in their BioScience business. After several key legal victories, tobacco company Altria Group, Inc. appears poised to spin-off Kraft in a move that should unlock significant shareholder value. In the meantime, the company's tobacco holdings provide stable earnings growth and terrific free cash flow that is consistently returned to shareholders. Allocation added value primarily due to underweight positions in the lagging consumer discretionary and technology sectors. An overweight in strong utilities stocks also helped relative returns. Partially offsetting these positive contributors was an overweight position in the materials sector, which trailed the benchmark, and an underweight among rising energy stocks.

Despite positive selection overall, there were some pockets of weakness during the period. Dow Chemical reported results below analyst expectations as price increases could not keep up with rising raw materials costs. Construction equipment company Caterpillar was impacted by concerns about weakening residential construction in the US, while fears of overcapacity in alumina put downward pressure on Alcoa. Shipping company UPS missed the mark on their supply chain cost savings initiatives. While pharmaceutical company Pfizer was strong during the period on news of a new CEO, we were underweight the stock relative to the benchmark, negatively impacting relative results.

ING IM – Favorable stock selection in consumer discretionary and materials contributed to performance. By contrast, the Fund's underperformance from August 14, 2006 to November 30, 2006, can be largely attributed to its holdings in technology, health care and energy. On an individual security basis, Coach, Inc. and Urban Outfitters, Inc. were two consumer discretionary names that benefited the Fund. Coach rose significantly over the period due to substantial margin improvement. Strength came from revenue growth as the company exhibited robust pricing power. Urban Outfitters, Inc. rallied over the past three months as inventory issues were brought under control and management forecasted an improvement in business. Within materials, our position in Allegheny Technologies, Inc. outperformed due to strong demand from commercial aerospace. Going forward, we believe the company is well positioned given the current shortage in titanium sponge, the most basic form of titanium used primarily in the industry. As one of only three major producers of this metal, Allegheny Technologies, Inc. has already started to expand their production capacity.

By comparison, Motorola, Inc. was a technology holding that had a negative impact on performance. The stock declined as mobile phone sales in the third quarter failed to meet expectations. We believe that this sell off was an overreaction to a short term inventory issue with one of its customers and should not impact fourth-quarter results. Our position in Medco Health Solutions, Inc. detracted from results as leading pharmacy benefit managers sold off due to a perceived threat from Wal-Mart which recently announced that it would offer $4 generic prescription drugs. We believe that this will not significantly impact Medco's bottom line as most of the company's revenue is driven by its mail-order business. Additionally, we see significant upside potential in this stock given its ability to generate strong earnings growth and its solid management team. In energy, our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones that we viewed were well within their reach. We are in the process of eliminating our position in this company.

Current Strategy and Outlook: Currently, the Fund is positioned in companies which have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, we believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Motorola, Altria Group, Inc., Cooper Industries Ltd. and St. Jude Medical, Inc.

After years of underperformance, Motorola has managed an impressive turnaround through product innovation, cost cutting and divestures. We expect continued revenue growth going forward due to a solid product lineup and strong global demand for handsets. In addition, we believe Motorola should benefit from a weak product portfolio offered by its competitors, particularly Nokia, which will not be rectified in time for the holiday season. We also believe that there is substantial upside for Altria due to its attractive and stable yield. Additionally, the recent ease in litigation risk should allow the company's planned break-up to occur sooner than expected. We also continue to favor electrical equipment companies including General Cable Corp. and Cooper Industries Ltd. which are beneficiaries of utility companies spending on energy infrastructure. Finally, we see significant upside potential in St. Jude Medical as its robust product line should allow it to continue to gain market share in the implantable cardioverter defibrillator ("IDC") marketplace. IDC devices are used to treat patients with irregular heartbeats and heart failure.

(1) Effective August 14, 2006, the sub-adviser to ING Growth and Income Fund (formerly, known as ING Equity Income Fund) changed from Wellington Management Company to ING Investment Management. This Fund has been repositioned from a large value portfolio to large blend under the management of Chris Corapi and Scott Lewis. Due to the change in the investment process, the Fund's benchmark changed from the Russell 1000® Value to the S&P 500® Index and the name of the Fund changed from ING Equity Income Fund to ING Growth and Income Fund.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	4.5%
Microsoft Corp.	3.3%
Altria Group, Inc.	3.1%
AT&T, Inc.	2.8%
General Electric Co.	2.6%
Bank of America Corp.	2.6%
Intel Corp.	2.5%
Citigroup, Inc.	2.5%
American International Group, Inc.	2.4%
Procter & Gamble Co.	2.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

6

PORTFOLIO MANAGERS' REPORT

ING GROWTH AND INCOME FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	12.15%	4.36%	4.41%	—	—
Class B(2)	13.10%	4.48%	—	0.43%	—
Class C(3)	17.11%	4.81%	—	—	0.52%
Class I	19.24%	5.85%	5.34%	—	—
Excluding Sales Charge:
Class A	18.97%	5.60%	5.03%	—	—
Class B	18.10%	4.81%	—	0.43%	—
Class C	18.11%	4.81%	—	—	0.52%
Class I	19.24%	5.85%	5.34%	—	—
S&P 500® Index(4)	14.23%	6.08%	8.05%	3.22%	4.17	%(5)
Russell 1000® Value Index(6)	20.30%	10.89%	10.61%	7.78%	7.45	%(5)

The table above illustrates the total return of ING Growth and Income Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(5)  Since inception performance for index is shown from July 1, 1998.

(6)  The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

7

ING 130/30 FUNDAMENTAL RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

The ING 130/30 Fundamental Research Fund (the "Fund") seeks long-term capital appreciation. The Fund is managed by Chris Corapi and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 8.19% compared to Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"), which returned 11.33%, for the same period.

Portfolio Specifics: The Fund benefited from favorable stock selection in financials and consumer staples due to its long and short positions. Long positions within telecoms also meaningfully contributed to results. By comparison, the Fund underperformed its benchmark largely due to long and short stock selection within technology. On the long side, the Fund's energy holdings acted as a drag. A sharp and unanticipated sell off in crude and natural gas occurred during the third quarter as cooler weather combined with an unusually benign hurricane season allowed natural gas inventories to build.

Turning to the Fund's individual stock positions, in financials, Cullen/Frost Bankers, Inc. was a short position that helped performance. As the Federal Reserve Board's tightening cycle appears to have come to an end, fears of margin pressure led to a sell off in this stock at the end of October. In addition, our long position in Axis Capital Holdings Ltd., a global insurance and reinsurance company, reported better-than-expected second-quarter results and benefited from the mild hurricane season in the third quarter. The position was eliminated in October as it reached our price target. One of our pair trades within the consumer staples sector, CVS Corp. and Walgreen Co., also performed well over this period. We shorted Walgreen and established a long position in CVS Corp., based upon the belief that CVS Corp. is more attractively valued and has greater opportunities for growth. Finally, our overweight in diversified telecom stocks, in particular AT&T, Inc. and Verizon Communications Inc., was a positive contributor to performance. Additionally, AT&T, Inc. continues to benefit from improved wireline performance and expectations of margin recovery at Cingular Wireless.

By comparison, in technology, a long position in Yahoo!, Inc. was the largest detractor from performance. During the third quarter, Yahoo!, Inc. was hurt by weakness in search and brand advertising as well as concerns over the delayed launch of its new search system. Due to a lack of positive catalysts for the stock, we decided to sell our long position and pair a short position in Yahoo!, Inc. with a long position in Google, Inc. We believe that Google, Inc. is a better long-term investment in the on-line space and should continue to take market share from Yahoo! Inc. The Fund was also hurt by its short position in Cognos, Inc. The stock appreciated on rumors that the company was a potential takeover candidate. We believe that a takeover is unlikely and expect the company to underperform given its premium valuation and weak competitive position. Within energy, our investment in Evergreen Energy, Inc. a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones that we viewed were well within their reach. We are in the process of eliminating our position.

Current Strategy and Outlook: On the long side, the Fund owns stocks of companies that we believe have strong competitive positions, robust end markets, effective capital allocation and clear catalysts that could return a company's valuation to a level consistent with its financial strength. Top long holdings include Motorola, Inc., Altria Group, Inc. and Staples, Inc.. After years of underperformance, Motorola, Inc. has managed an impressive turnaround through product innovation, cost cutting and divestures. We expect continued revenue growth going forward due to a solid product lineup and strong global demand for handsets. In addition, we believe Motorola, Inc. should benefit from a weak product portfolio offered by its competitors, particularly Nokia, which will not be rectified in time for the holiday season. We also believe that there is substantial upside for Altria Group, Inc. due to its attractive and stable yield. Additionally, the recent ease in litigation risk should allow the company's planned break-up to occur sooner than expected. We believe Staples, Inc. is attractive as a defense play. In addition, Staples, Inc. stands to benefit from several potential catalysts, such as a turnaround in European operations and a strong and growing delivery business.

On the short side, the majority of our positions are event-driven with some positions based upon structurally deficient companies or industries, while several are paired investments where we are trying to isolate one or several poor characteristics without taking on an exposure to the industry or sector. One of our largest pair trades is Electronic Arts, Inc. and Activision, Inc. We shorted Electronic Arts, Inc. and took a long position in Activision because we believe that the latter did a better job investing their development capital. Other short positions that performed well included Calamos Asset Management and Merck & Co., Inc. Over the next three to six months, we expect Calamos to underperform the financial sector. Finally, we believe the Street has overvalued Merck & Co., Inc. based on expectations for future sales of its new human papillomavirus vaccine and diabetes drug. While these upcoming launches are important levers for Merck & Co, Inc. to offset the loss of sales of its cholesterol drug, Zocor, we believe the market is largely ignoring the amount of time and expense needed to build markets for these new therapies.

Industry Allocation
as of November 30, 2006
(as a percent of net assets)

Retail	10.3%
Banks	10.0%
Diversified Financial Services	8.0%
Semiconductors	7.4%
Miscellaneous Manufacturing	6.7%
Insurance	6.6%
Telecommunications	6.6%
Oil & Gas	6.5%
Software	5.7%
Pharmaceuticals	5.5%
Healthcare-Products	3.9%
Computers	3.5%
2.0%-3.3% Industries(1)	16.1%
<2.0% Industries(2)	20.3%
Other Assets and Liabilities, Net*	(17.1)%
Net Assets	100.0%

*  Includes short-term investments.

(1)  Includes six industries, which each represents 2.0%-3.3% of net assets.

(2)  Includes seventeen industries, which each represents < 2.0% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

ExxonMobil Corp.	4.2%
Bank of America Corp.	3.6%
Altria Group, Inc.	3.3%
Microsoft Corp.	3.2%
Citigroup, Inc.	2.9%
CVS Corp.	2.8%
American International Group, Inc.	2.5%
Staples, Inc.	2.5%
Intel Corp.	2.4%
AT&T, Inc.	2.4%

*  Excludes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

8

PORTFOLIO MANAGERS' REPORT

ING 130/30 FUNDAMENTAL RESEARCH FUND

Cumulative Total Returns for the Period Ended November 30, 2006

	Since Inception of Class A, B, C and I April 28, 2006
Including Sales Charge:
Class A(1)	(2.92)%
Class B(2)	(2.60)%
Class C(3)	1.50%
Class I	3.20%
Excluding Sales Charge:
Class A	3.00%
Class B	2.40%
Class C	2.50%
Class I	3.20%
S&P 500® Index(4)	8.13	%(5)

The table above illustrates the total return of ING 130/30 Fundamental Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from May 1, 2006.

9

ING GROWTH FUND

PORTFOLIO MANAGERS' REPORT

The ING Growth Fund (the "Fund") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential. The Fund is managed by Jeff Bianchi(1) and Richard Welsh, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 4.98% compared to Russell 1000® Growth Index, which returned 9.29% during the same period.

Portfolio Specifics: The market, as measured by the Russell 1000® Growth Index, gained nearly 10% for the period. Earnings growth held steady at a double-digit rate. Merger and acquisition and stock buyback activity was bolstered by favorable financial conditions as Treasury yields fell sharply and credit spreads narrowed. A significant decline in crude oil futures helped offset the drag on the economy from a weak housing market, lending credence to the soft landing scenario.

Against this favorable economic and market backdrop, the cyclically-sensitive, growth-oriented information technology sector delivered the highest return in the index. Within the sector, computers and peripherals and software industries stood out. The financials sector benefited from the favorable rate environment with diversified financial services, real estate investment trusts, and capital markets industries delivering exceptional returns. Strength from gas producers helped the utilities sector.

With crude oil futures plummeting 15% during the period, the energy sector generated the only negative return which was less than 1%. Industrials gained modestly as industries such as trading companies and distributors, road and rail, and machinery lagged.

Impact of Key Portfolio Holding and Sector Concentration

Luxury retailer Coach, Inc. was the Fund's best-performing stock. Coach, Inc.'s fiscal first quarter 2006 sales and earnings benefited from new style introductions, resulting in a positive earnings surprise. In addition, profit expectations were revised upwards based on new style features, accelerated store openings, and the introduction of higher priced items for the holiday season. Cisco Systems, Inc. performed well reflecting across-the-board strength in basic data networking products as well as newer areas such as Voice over Internet Protocol and wireless communications. Medco Health Systems, a pharmacy benefit manager, had a positive third-quarter 2006 earnings surprise reflecting profitability from greater-than-expected generic drug penetration. Earnings expectations were increased for 2007 as margins were expected to expand due to the large-scale increase of generic drugs available on the market.

The main cause of the under performance was stock selection in the technology and health care sectors. An underweight position in Microsoft Corp. was the biggest detractor from performance. The anticipated introduction of its Vista operating system contributed to the stock's gains. Hospira, a medical device company that spun off from Abbott Laboratories in 2004, reported results that missed expectations due to operating profit pressure from research and development expenditures, freight and distribution costs, and other sundry items. We reduced the portfolio's exposure to Hospira, Inc. Citrix Systems, Inc., a supplier of access information software and services, reported disappointing third quarter 2006 results due to weak licensing growth in its core presentation products. As a result of the underlying business deterioration, we eliminated the Citrix position.

Current Strategy and Outlook: We believe that economic growth will continue with benign inflation and interest rate implications. Consistent with an economy and market that are transitioning to slower growth, we are focusing intently on companies whose business momentum prospects are both attractive and reasonably certain. We are avoiding stocks that require a big earnings surprise to justify price-to-earnings multiples. We are overweight low beta information technology, health care services and selective areas in retail. We are increasing capital markets exposure and are comfortably underweight regional banks.

(1) Effective December 31, 2006, Jeff Bianchi replaced Kenneth Bragdon as portfolio manager of the Fund.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

Cisco Systems, Inc.	4.4%
Coach, Inc.	4.1%
Google, Inc.	4.1%
Microsoft Corp.	3.8%
Intel Corp.	3.3%
Adobe Systems, Inc.	3.3%
Oracle Corp.	3.1%
Hewlett-Packard Co.	2.9%
Altria Group, Inc.	2.8%
International Game Technology	2.6%

*  Excludes short-term investments related to securities lending colleteral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

10

PORTFOLIO MANAGERS' REPORT

ING GROWTH FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	(4.74)%	0.41%	3.59%	—	—
Class B(2)	(4.70)%	0.47%	—	(1.99)%	—
Class C(3)	(0.69)%	0.83%	—	—	(0.54)%
Class I	1.39%	1.88%	4.53%	—	—
Excluding Sales Charge:
Class A	1.10%	1.61%	4.20%	—	—
Class B	0.30%	0.86%	—	(1.99)%	—
Class C	0.31%	0.83%	—	—	(0.54)%
Class I	1.39%	1.88%	4.53%	—	—
Russell 1000® Growth Index(4)	8.36%	2.58%	5.20%	(0.99)%	0.90	%(5)

The table above illustrates the total return of ING Growth Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5) Since inception performance for index is shown from July 1, 1998.

11

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

The ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2006, the Fund's Class A shares, excluding sales charges, provided a total return of 7.86% compared to the Russell 2000® Index, which returned 9.72%, for the same period.

Portfolio Specifics: Positive stock selection in the materials, consumer discretionary and utilities sectors contributed most to relative performance versus the benchmark. By comparison, stock selection in health care, technology and industrials detracted notably from relative returns.

On an individual security basis, ITC Holdings Corp and Core Laboratories NV added significantly to the Fund's performance over the period. ITC Holdings Corp, an electric utilities company, has performed well due to its acquisition of a transmission system in Michigan and a favorable regulatory environment. Core Laboratories NV, an energy equipment and services company, benefited from the strengthening energy sector in recent months.

By comparison, Chemed Corp. and Global Industries Ltd. were two of the largest detractors from performance over the period. Chemed Corp is primarily a hospice provider with meaningful exposure to Medicare reimbursement. The company lowered guidance as a result of Medicare caps on revenue in certain markets and was unable to offset these losses through cost reductions. Global Industries Ltd., which provides construction services to the oil and gas industry, issued disappointing guidance for a number of upcoming projects in 2007.

Current Strategy and Outlook: We remain underweight in sectors heavily reliant on consumer spending, such as retail and consumer durables. Although the impact of rising interest rates and gas prices have been somewhat alleviated, we believe that weakness in the housing market and the absence of mortgage equity withdrawals will continue to be a headwind. Within the capital goods area, we have positioned the portfolio away from deeply cyclical companies as we expect some moderation in the rate of economic growth. We are likely to increase our weighting in the consumer services sector, especially in companies that show stable growth despite a moderating economy.

Top Ten Holdings*
as of November 30, 2006
(as a percent of net assets)

UAP Holding Corp.	1.4%
NewAlliance Bancshares, Inc.	1.3%
ITC Holdings Corp.	1.3%
Hydril	1.2%
Ansys, Inc.	1.2%
Bank Mutual Corp.	1.2%
New Jersey Resources Corp.	1.1%
Teledyne Technologies, Inc.	1.1%
Toro Co.	1.1%
Valueclick, Inc.	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in sales charges and fees associated with each class.

12

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY FUND

Average Annual Returns for the Periods Ended November 30, 2006
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	10.30%	8.91%	10.88%	—	—
Class B(2)	11.12%	9.10%	—	11.15%	—
Class C(3)	15.09%	9.36%	—	—	8.50%
Class I	17.24%	10.47%	11.88%	—	—
Excluding Sales Charge:
Class A	17.01%	10.20%	11.54%	—	—
Class B	16.12%	9.38%	—	11.15%	—
Class C	16.09%	9.36%	—	—	8.50%
Class I	17.24%	10.47%	11.88%	—	—
Russell 2000® Index(4)	17.43%	12.65%	9.68%	10.78%	8.01	%(5)

The table above illustrates the total return of ING Small Company Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5) Since inception performance for index is shown from July 1, 1998.

13

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2006 to November 30, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Six Months Ended November 30, 2006" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% Return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Balanced Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,074.60	1.34%	$6.97
Class B	1,000.00	1,069.80	2.09	10.84
Class C	1,000.00	1,070.20	2.09	10.85
Class I	1,000.00	1,076.10	1.09	5.67
Class O	1,000.00	1,074.40	1.34	6.97
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.35	1.34%	$6.78
Class B	1,000.00	1,014.59	2.09	10.56
Class C	1,000.00	1,014.59	2.09	10.56
Class I	1,000.00	1,019.60	1.09	5.52
Class O	1,000.00	1,018.35	1.34	6.78

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Growth and Income Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,123.40	1.22%	$6.49
Class B	1,000.00	1,119.10	1.97	10.47
Class C	1,000.00	1,119.50	1.97	10.47
Class I	1,000.00	1,124.60	0.97	5.17
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.22%	$6.17
Class B	1,000.00	1,015.19	1.97	9.95
Class C	1,000.00	1,015.19	1.97	9.95
Class I	1,000.00	1,020.26	0.97	4.91
ING 130/30 Fundamental Research Fund
Actual Fund Return
Class A	$1,000.00	$1,081.90	3.28%	$17.12
Class B	1,000.00	1,076.80	4.03	20.98
Class C	1,000.00	1,077.80	4.03	20.99
Class I	1,000.00	1,084.00	3.03	15.83
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,008.62	3.28%	$16.52
Class B	1,000.00	1,004.01	4.03	20.25
Class C	1,000.00	1,005.62	4.03	20.25
Class I	1,000.00	1,010.53	3.03	15.27
ING Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,049.80	1.38%	$7.09
Class B	1,000.00	1,046.10	2.13	10.93
Class C	1,000.00	1,045.70	2.13	10.92
Class I	1,000.00	1,051.00	1.13	5.81
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.38%	$6.98
Class B	1,000.00	1,014.39	2.13	10.76
Class C	1,000.00	1,014.39	2.13	10.76
Class I	1,000.00	1,019.40	1.13	5.72

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Small Company Fund	Beginning Account Value June 1, 2006	Ending Account Value November 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,078.60	1.36%	$7.09
Class B	1,000.00	1,074.80	2.11	10.97
Class C	1,000.00	1,074.60	2.11	10.97
Class I	1,000.00	1,079.80	1.11	5.79
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.36%	$6.88
Class B	1,000.00	1,014.49	2.11	10.66
Class C	1,000.00	1,014.49	2.11	10.66
Class I	1,000.00	1,019.50	1.11	5.62

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

16

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED)

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
ASSETS:
Investments in securities at value+*	$311,360,642	$84,031,330	$12,128,320
Short-term investments at amortized cost	53,865,386	—	1,217,000
Repurchase agreement	—	7,564,000	—
Cash	49,960	8,029	472
Cash collateral for futures	104,826	239,400	22,050
Deposit with broker for securities sold short	—	—	2,461,627
Foreign currencies at value**	547,094	—	—
Receivables:
Investment securities sold	8,352,879	311,807	236,500
Fund shares sold	76,412	112,662	—
Dividends and interest	1,288,011	151,755	25,966
Variation margin receivable	29,525	2,660	213
Upfront payments made on swap agreements	5,937	—	—
Unrealized appreciation on swap agreements	14,085	—	—
Prepaid expenses	58,898	29,029	49,316
Reimbursement due from manager	—	2,559	5,651
Total assets	375,753,655	92,453,231	16,147,115
LIABILITIES:
Payable for investment securities purchased	24,998,731	202,194	154,955
Payable for fund shares redeemed	1,152,360	196,079	—
Payable for futures variation margin	37,297	—	—
Payable upon receipt of securities loaned	34,745,904	—	—
Securities sold short^	—	—	2,596,479
Accrued income on short positions	—	—	1,568
Upfront payments received on swap agreements	9,903	—	—
Unrealized depreciation on swap agreements	72,956	—	—
Payable to affiliates	351,985	79,359	9,445
Payable for borrowings against line of credit	—	—	3,000,000
Payable for directors fees	11,901	3,987	440
Other accrued expenses and liabilities	164,796	86,308	31,170
Options written (premium received $4,760)	—	266	—
Total liabilities	61,545,833	568,193	5,794,057
NET ASSETS	$314,207,822	$91,885,038	$10,353,058
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$299,005,848	$178,832,827	$10,051,750
Undistributed net investment income	840,681	461,313	17,391
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(9,172,119)	(97,526,910)	(370,232)
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, and written options	23,533,412	10,117,808	654,149
NET ASSETS	$314,207,822	$91,885,038	$10,353,058
+ Including securities loaned at value	$33,971,641	$—	$—
* Cost of investments in securities	$287,751,665	$74,039,895	$11,453,474
** Cost of foreign currencies	$537,675	$—	$—
^ Proceeds from short sales	$—	$—	$2,569,292

See Accompanying Notes to Financial Statements
17

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
Class A:
Net assets	$129,807,544	$54,270,644	$10,348,912
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,411,418	4,413,618	1,005,067
Net asset value and redemption price per share	$12.47	$12.30	$10.30
Maximum offering price per share (5.75%)(1)	$13.23	$13.05	$10.93
Class B:
Net assets	$67,374,325	$10,660,840	$1,034
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,464,417	881,054	101
Net asset value and redemption price per share(2)	$12.33	$12.10	$10.24
Maximum offering price per share	$12.33	$12.10	$10.24
Class C:
Net assets	$57,767,485	$2,357,921	$2,070
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,677,365	195,424	202
Net asset value and redemption price per share(2)	$12.35	$12.07	$10.25
Maximum offering price per share	$12.35	$12.07	$10.25
Class I:
Net assets	$30,217,206	$24,595,633	$1,042
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,427,622	1,995,018	101
Net asset value and redemption price per share	$12.45	$12.33	$10.32
Maximum offering price per share	$12.45	$12.33	$10.32
Class O:
Net assets	$29,041,262	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	2,340,996	n/a	n/a
Net asset value and redemption price per share	$12.41	n/a	n/a
Maximum offering price per share	$12.41	n/a	n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING Growth Fund	ING Small Company Fund
ASSETS:
Investments in securities at value+*	$62,389,617	$109,954,499
Short-term investments at amortized cost	7,453,847	—
Repurchase agreement	—	4,235,000
Cash	96,373	—
Foreign currencies at value**	—	106,259
Receivables:
Investment securities sold	2,718,123	1,036,886
Fund shares sold	40,006	22,718
Dividends and interest	63,381	77,376
Prepaid expenses	25,536	26,905
Total assets	72,786,883	115,459,643
LIABILITIES:
Payable for investment securities purchased	2,449,820	1,494,286
Payable for fund shares redeemed	106,666	151,630
Payable upon receipt of securities loaned	7,453,847	—
Payable to affiliates	55,070	110,685
Payable to custodian due to bank overdraft	—	93,223
Payable for directors fees	1,432	13,649
Other accrued expenses and liabilities	39,475	65,654
Total liabilities	10,106,310	1,929,127
NET ASSETS	$62,680,573	$113,530,516
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$173,673,551	$72,702,517
Accumulated net investment loss	(137,441)	(165,875)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(120,029,665)	22,585,984
Net unrealized appreciation on investments and foreign currency related transactions	9,174,128	18,407,890
NET ASSETS	$62,680,573	$113,530,516
+ Including securities loaned at value	$7,276,492	$—
* Cost of investments in securities	$53,215,489	$91,546,601
** Cost of foreign currencies	$—	$106,259

See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING Growth Fund	ING Small Company Fund
Class A:
Net assets	$33,565,898	$74,105,809
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,486,598	3,750,670
Net asset value and redemption price per share	$13.50	$19.76
Maximum offering price per share (5.75%)(1)	$14.32	$20.97
Class B:
Net assets	$7,097,605	$7,510,321
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	539,366	386,882
Net asset value and redemption price per share(2)	$13.16	$19.41
Maximum offering price per share	$13.16	$19.41
Class C:
Net assets	$1,988,138	$4,371,488
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	152,590	226,500
Net asset value and redemption price per share(2)	$13.03	$19.30
Maximum offering price per share	$13.03	$19.30
Class I:
Net assets	$20,028,932	$27,542,898
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,429,145	1,330,472
Net asset value and redemption price per share	$14.01	$20.70
Maximum offering price per share	$14.01	$20.70

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deffered sales charges.

See Accompanying Notes to Financial Statements
20

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,278,690	$1,004,584	$140,148
Interest(1)	2,509,657	109,258	28,096
Securities lending income	15,375	1,209	—
Total investment income	3,803,722	1,115,051	168,244
EXPENSES:
Investment management fees	864,113	318,771	38,781
Distribution and service fees:
Class A	127,544	65,129	12,115
Class B	219,317	48,116	6
Class C	131,520	10,991	7
Class O	32,467	—	—
Transfer agent fees	140,909	35,650	6,121
Administrative service fees	92,275	36,431	3,878
Shareholder reporting expense	42,090	6,960	1,529
Registration fees	50,373	20,668	3,321
Professional fees	21,960	10,993	1,116
Custody and accounting expense	34,770	9,422	3,244
Directors fees	5,490	759	629
Offering expense	—	—	50,136
Miscellaneous expense	7,475	2,832	718
Brokerage expense	—	—	551
Interest expense	—	—	90,557
Total expenses	1,770,303	566,722	212,709
Net waived and reimbursed fees	—	—	(53,693)
Brokerage commission recapture	—	(2,377)	—
Net expenses	1,770,303	564,345	159,016
Net investment income	2,033,419	550,706	9,228
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments	2,530,455	11,399,692	(314,611)
Foreign currency related transactions	(20,844)	87	—
Futures, swaps, and written options	(24,634)	172,896	19,039
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	2,484,977	11,572,675	(295,572)
Net change in unrealized appreciation or depreciation on:
Investments	12,780,186	(1,724,851)	1,061,410
Foreign currency related transactions	9,177	(17)	—
Futures, swaps, and written options	(65,093)	125,607	6,490
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	12,724,270	(1,599,261)	1,067,900
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	15,209,247	9,973,414	772,328
Increase in net assets resulting from operations	$17,242,666	$10,524,120	$781,556
*Foreign taxes withheld	$—	$667	$1,040
(1) Affiliated Income	$64,175	$—	$—

See Accompanying Notes to Financial Statements
21

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

	ING Growth Fund	ING Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$289,582	$537,236
Interest	29,828	83,867
Securities lending income	1,195	—
Total investment income	320,605	621,103
EXPENSES:
Investment management fees	227,609	479,852
Distribution and service fees:
Class A	44,460	102,129
Class B	36,534	36,473
Class C	10,664	20,765
Transfer agent fees	50,750	38,430
Administrative service fees	26,013	45,163
Shareholder reporting expense	9,640	9,329
Registration fees	24,470	24,304
Professional fees	15,947	11,671
Custody and accounting expense	7,150	9,980
Directors fees	183	3,250
Miscellaneous expense	4,258	5,632
Interest expense	368	—
Net expenses	458,046	786,978
Net investment income loss	(137,441)	(165,875)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	1,915,234	7,438,389
Foreign currency related transactions	—	(7,380)
Net realized gain on investments and foreign currency related transactions	1,915,234	7,431,009
Net change in unrealized appreciation or depreciation on:
Investments	1,098,926	925,417
Foreign currency related transactions	—	487
Net change in unrealized appreciation or depreciation on investments	1,098,926	925,904
Net realized and unrealized gain on investments and foreign currency related transactions	3,014,160	8,356,913
Increase in net assets resulting from operations	$2,876,719	$8,191,038
*Foreign taxes withheld	$31	$2,861

See Accompanying Notes to Financial Statements
22

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Balanced Fund		ING Growth and Income Fund
	Six Months Ended November 30, 2006	Year Ended Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended Ended May 31, 2006
FROM OPERATIONS:
Net investment income	$2,033,419	$2,217,949	$550,706	$1,804,149
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	2,484,977	6,800,531	11,572,675	4,285,643
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	12,724,270	(3,553,657)	(1,599,261)	3,942,585
Net increase in net assets resulting from operations	17,242,666	5,464,823	10,524,120	10,032,377
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,268,851)	(887,867)	(472,787)	(924,849)
Class B	(276,722)	(151,852)	(47,271)	(90,451)
Class C	(97,106)	(29,270)	(10,705)	(20,707)
Class I	(518,831)	(505,271)	(319,788)	(726,698)
Class O	(376,168)	(183,584)	—	—
Net realized gains:
Class A	(444,043)	(4,377,381)	—	—
Class B	(167,925)	(1,613,342)	—	—
Class C	(61,540)	(321,669)	—	—
Class I	(147,393)	(2,036,034)	—	—
Class O	(131,758)	(1,012,178)	—	—
Total distributions	(3,490,337)	(11,118,448)	(850,551)	(1,762,705)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,856,066	53,760,364	7,868,698	13,999,322
Proceeds issued in merger	131,331,064	54,192,612	—	—
Dividends reinvested	3,127,171	10,683,468	823,672	1,721,830
	152,314,301	118,636,444	8,692,370	15,721,152
Cost of shares redeemed	(48,506,244)	(52,900,402)	(18,249,214)	(39,648,816)
Net increase (decrease) in net assets resulting from capital share transactions	103,808,057	65,736,042	(9,556,844)	(23,927,664)
Net increase (decrease) in net assets	117,560,386	60,082,417	116,725	(15,657,992)
NET ASSETS:
Beginning of period	196,647,436	136,565,019	91,768,313	107,426,305
End of period	$314,207,822	$196,647,436	$91,885,038	$91,768,313
Undistributed net investment income at end of period	$840,681	$1,344,940	$461,313	$761,158

See Accompanying Notes to Financial Statements
23

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)

	ING 130/30 Fundamental Research Fund		ING Growth Fund
	Six Months Ended November 30, 2006	April 28, 2006(1) to May 31 2006	Six Months Ended November 30, 2006	Year Ended Ended May 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$9,228	$4,307	$(137,441)	$(539,819)
Net realized gain (loss) on investments and futures	(295,572)	(73,485)	1,915,234	14,554,877
Net change in unrealized appreciation or depreciation on investments and futures	1,067,900	(413,751)	1,098,926	(5,590,266)
Net increase (decrease) in net assets resulting from operations	781,556	(482,929)	2,876,719	8,424,792
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	—	(110,133)
Class I	—	—	—	(111,796)
Total distributions	—	—	—	(221,929)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,391	10,003,040	3,819,402	45,889,894
Dividends reinvested	—	—	—	221,333
	51,391	10,003,040	3,819,402	46,111,227
Cost of shares redeemed	—	—	(20,583,222)	(75,329,401)
Net increase (decrease) in net assets resulting from capital share transactions	51,391	10,003,040	(16,763,820)	(29,218,174)
Net increase (decrease) in net assets	832,947	9,520,111	(13,887,101)	(21,015,311)
NET ASSETS:
Beginning of period	9,520,111	—	76,567,674	97,582,985
End of period	$10,353,058	$9,520,111	$62,680,573	$76,567,674
Undistributed net investment income (accumulated net investment loss) at end of period	$17,391	$8,163	$(137,441)	$—

(1)  Commencement of operations

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)

	ING Small Company Fund
	Six Months Ended November 30, 2006	Year Ended Ended May 31, 2006
FROM OPERATIONS:
Net investment income loss	$(165,875)	$(453,084)
Net realized gain on investments and foreign currency related transactions	7,431,009	29,230,013
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	925,904	(3,410,243)
Net increase in net assets resulting from operations	8,191,038	25,366,686
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(8,652,257)
Class B	—	(749,814)
Class C	—	(417,623)
Class I	—	(1,693,286)
Total distributions	—	(11,512,980)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,585,322	23,166,745
Dividends reinvested	—	11,282,563
	25,585,322	34,449,308
Cost of shares redeemed	(38,604,319)	(56,497,025)
Net decrease in net assets resulting from capital share transactions	(13,018,997)	(22,047,717)
Net decrease in net assets	(4,827,959)	(8,194,011)
NET ASSETS:
Beginning of period	118,358,475	126,552,486
End of period	$113,530,516	$118,358,475
Accumulated net investment loss at end of period	$(165,875)	$—

See Accompanying Notes to Financial Statements
25

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006 (UNAUDITED)

ING 130/30 Fundamental Research Fund
INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Net increase in net assets from operations	781,556
Adjustment to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(11,326,075)
Proceeds from disposition of investment securities	12,107,125
Purchase of short-term investment securities, net	(863,000)
Decrease in deposit with broker for securities sold short	527,244
Increase in investment securities sold receivable	(236,500)
Increase in dividends and interest receivable	(1,920)
Increase in cash collateral for futures	(22,050)
Increase in variation margin receivable	(213)
Decrease in prepaid expenses	43,796
Decrease in reimbursement due from manager	3,244
Increase in proceeds from securities sold short	604,430
Increase in purchases to cover	(4,017,579)
Decrease in accrued income on short positions	(513)
Increase in payable for investment securities purchased	154,955
Increase in payable to affiliates	381
Increase in accrued director fees	320
Decrease in other accrued expenses	(26,767)
Change in unrealized appreciation on long positions	(664,205)
Realized loss on investments	314,611
Net cash used for operating activities	(51,865)
Cash Flows From Financing Activities:
Increase in borrowings under line of credit	—
Proceeds from capital shares sold	51,391
Net cash flows provided by financing activities	51,391
Net decrease in cash	(474)
Cash at beginning of period	946
Cash at end of period	$472

See Accompanying Notes to Financial Statements
26

ING BALANCED FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,
	2006		2006	2005	2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$11.83		12.35	11.66	10.84	11.07	11.02
Income (loss) from investment operations:
Net investment income	$0.12		0.18	0.18	0.13	0.11	0.08
Net realized and unrealized gain (loss) on investments	$0.75		0.30	0.81	0.88	(0.24)	0.12
Total from investment operations	$0.87		0.48	0.99	1.01	(0.13)	0.20
Less distributions from:
Net investment income	$0.17		0.17	0.18	0.19	0.10	0.15
Net realized gains on investments	$0.06		0.83	0.12	—	—	—
Total distributions	$0.23		1.00	0.30	0.19	0.10	0.15
Net asset value, end of period	$12.47		11.83	12.35	11.66	10.84	11.07
Total Return(2)%	7.46		3.96	8.60	9.38	(1.15)	1.82
Ratios and Supplemental Data:
Net assets, end of period (000's)	$129,808		89,596	67,177	70,237	59,826	45,221
Ratios to average net assets:
Expenses(3)(4)%	1.34		1.40	1.33	1.32	1.42	1.39
Net investment income(3)(4)%	1.95		1.43	1.48	1.11	1.11	1.31
Portfolio turnover rate %	140		309	289	302	379	118
	Class B
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,
	2006		2006	2005	2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$11.68		12.21	11.51	10.75	11.02	10.97
Income (loss) from investment operations:
Net investment income	$0.07	*	0.07	0.09 *	0.04	0.03	0.04
Net realized and unrealized gain (loss) on investments	$0.74		0.31	0.80	0.87	(0.23)	0.12
Total from investment operations	$0.81		0.38	0.89	0.91	(0.20)	0.16
Less distributions from:
Net investment income	$0.10		0.08	0.07	0.15	0.07	0.11
Net realized gains on investments	$0.06		0.83	0.12	—	—	—
Total distributions	$0.16		0.91	0.19	0.15	0.07	0.11
Net asset value, end of period	$12.33		11.68	12.21	11.51	10.75	11.02
Total Return(2)%	6.98		3.19	7.79	8.51	(1.84)	1.45
Ratios and Supplemental Data:
Net assets, end of period (000's)	$67,374		34,224	20,900	13,899	3,099	1,670
Ratios to average net assets:
Expenses(3)(4)%	2.09		2.15	2.08	2.07	2.17	2.14
Net investment income(3)(4)%	1.21		0.69	0.72	0.35	0.40	0.56
Portfolio turnover rate %	140		309	289	302	379	118

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  0.08% of the advisory fee will be waived at the investment level on the days the Fund invests in the ING Institutional Prime Money Market Fund.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
27

ING BALANCED FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,
	2006		2006	2005	2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$11.69		12.22	11.50	10.71	10.99	10.94
Income (loss) from investment operations:
Net investment income	$0.07	*	0.09 *	0.08	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investments	$0.74		0.29	0.81	0.87	(0.24)	0.13
Total from investment operations	$0.81		0.38	0.89	0.91	(0.21)	0.16
Less distributions from:
Net investment income	$0.09		0.08	0.05	0.12	0.07	0.11
Net realized gains on investments	$0.06		0.83	0.12	—	—	—
Total distributions	$0.15		0.91	0.17	0.12	0.07	0.11
Net asset value, end of period	$12.35		11.69	12.22	11.50	10.71	10.99
Total Return(2)%	7.02		3.14	7.75	8.59	(1.94)	1.47
Ratios and Supplemental Data:
Net assets, end of period (000's)	$57,767		13,678	4,730	4,270	2,877	2,050
Ratios to average net assets:
Expenses(3)%	2.09		2.15	2.08	2.07	2.17	2.14
Net investment income(3)%	1.23		0.72	0.73	0.36	0.35	0.56
Portfolio turnover rate %	140		309	289	302	379	118
	Class I
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,
	2006		2006	2005	2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$11.82		12.34	11.67	10.85	11.08	11.02
Income (loss) from investment operations:
Net investment income	$0.13	*	0.21	0.21	0.16	0.14	0.11
Net realized and unrealized gain (loss) on investments	$0.76		0.30	0.81	0.87	(0.25)	0.11
Total from investment operations	$0.89		0.51	1.02	1.03	(0.11)	0.22
Less distributions from:
Net investment income	$0.20		0.20	0.23	0.21	0.12	0.16
Net realized gains on investments	$0.06		0.83	0.12	—	—	—
Total distributions	$0.26		1.03	0.35	0.21	0.12	0.16
Net asset value, end of period	$12.45		11.82	12.34	11.67	10.85	11.08
Total Return(2)%	7.61		4.23	8.85	9.65	(0.93)	2.02
Ratios and Supplemental Data:
Net assets, end of period (000's)	$30,217		35,141	33,380	37,852	50,343	65,971
Ratios to average net assets:
Expenses(3)%	1.09		1.15	1.08	1.07	1.17	1.14
Net investment income(3)%	2.19		1.67	1.73	1.36	1.27	1.57
Portfolio turnover rate %	140		309	289	302	379	118

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
28

ING BALANCED FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30, 2006		Year Ended May 31, 2006		September 15, 2004(1) to May 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.78		12.31		11.83
Income from investment operations:
Net investment income	$0.12	*	0.18	*	0.17
Net realized and unrealized gain on investments	$0.75		0.29		0.57
Total from investment operations	$0.87		0.47		0.74
Less distributions from:
Net investment income	$0.18		0.17		0.14
Net realized gains on investments	$0.06		0.83		0.12
Total distributions	$0.24		1.00		0.26
Net asset value, end of period	$12.41		11.78		12.31
Total Return(2)%	7.44		3.94		6.71
Ratios and Supplemental Data:
Net assets, end of period (000's)	$29,041		24,009		10,379
Ratios to average net assets:
Expenses(3)%	1.34		1.40		1.33
Net investment income(3)%	1.96		1.45		1.44
Portfolio turnover rate %	140		309		289

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
29

ING GROWTH AND INCOME FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,
	2006		2006	2005	2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$11.05		10.15	9.38	8.12	9.45	9.49
Income (loss) from investment operations:
Net investment income	$0.07		0.19 **	0.17	0.06	0.04	0.01
Net realized and unrealized gain (loss) on investments	$1.28		0.89	0.80	1.22	(1.32)	(0.04)
Total from investment operations	$1.35		1.08	0.97	1.28	(1.28)	(0.03)
Less distributions from:
Net investment income	$0.10		0.18	0.20	0.02	0.05	0.01
Total distributions	$0.10		0.18	0.20	0.02	0.05	0.01
Net asset value, end of period	$12.30		11.05	10.15	9.38	8.12	9.45
Total Return(2)%	12.34		10.76	10.47	15.77	(13.58)	(0.28)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$54,271		50,656	55,672	58,263	52,182	62,062
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.22		1.27	1.23	1.15	1.18	1.16
Gross expenses prior to brokerage commission recapture(3)%	1.22		1.27	1.24	1.15	1.18	1.16
Net investment income after brokerage commission recapture(3)	%1.23		1.84	1.64	0.71	0.47	0.10
Portfolio turnover rate %	109		23	31	213	225	132
	Class B
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,
	2006		2006	2005	2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.87		10.00	9.24	8.03	9.37	9.44
Income (loss) from investment operations:
Net investment income (loss)	$0.03	**	0.11	0.07	0.01	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	$1.26		0.87	0.81	1.20	(1.32)	(0.02)
Total from investment operations	$1.29		0.98	0.88	1.21	(1.34)	(0.07)
Less distributions from:
Net investment income	$0.06		0.11	0.12	—	0.00 *	—
Total distributions	$0.06		0.11	0.12	—	0.00 *	—
Net asset value, end of period	$12.10		10.87	10.00	9.24	8.03	9.37
Total Return(2)%	11.91		9.89	9.62	15.07	(14.26)	(0.74)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$10,661		8,700	7,796	4,192	1,027	611
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.97		2.02	1.98	1.90	1.93	1.91
Gross expenses prior to brokerage commission recapture(3)%	1.97		2.02	1.99	1.90	1.93	1.91
Net investment income (loss) after brokerage
commission recapture(3)%	0.45		1.07	0.87	0.20	(0.28)	(0.65)
Portfolio turnover rate %	109		23	31	213	225	132

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.01 per share.

**  Per share data calculated using average number of shares oustanding throughout the period.

See Accompanying Notes to Financial Statements
30

ING GROWTH AND INCOME FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

	Class C
	Six Months Ended November 30,	Year Ended May 31,					Seven Months Ended May 31,
	2006	2006	2005	2004		2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.84	9.96	9.20	8.00		9.33	9.40
Income (loss) from investment operations:
Net investment income (loss)	$0.03 **	0.12	0.07	(0.00	)*	(0.02)	(0.01
Net realized and unrealized gain (loss) on investments	$1.26	0.86	0.80	1.20		(1.31)	(0.06)
Total from investment operations	$1.29	0.98	0.87	1.20		(1.33)	(0.07)
Less distributions from:
Net investment income	$0.06	0.10	0.11	—		0.00 *	—
Total distributions	$0.06	0.10	0.11	—		0.00 *	—
Net asset value, end of period	$12.07	10.84	9.96	9.20		8.00	9.33
Total Return(2)%	11.95	9.93	9.55	15.00		(14.22)	(0.74)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,358	1,925	2,035	1,283		968	1,327
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)	%1.97	2.02	1.98	1.90		1.93	1.91
Gross expenses prior to brokerage commission recapture(3)%	1.97	2.02	1.99	1.90		1.93	1.91
Net investment income (loss) after brokerage commission recapture(3)	%0.46	1.07	0.89	(0.02)		(0.28)	(0.70)
Portfolio turnover rate	% 109	23	31	213		225	132
	Class I
	Six Months Ended November 30,	Year Ended May 31,					Seven Months Ended May 31,
	2006	2006	2005	2004		2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$11.08	10.18	9.42	8.15		9.49	9.54
Income (loss) from investment operations:
Net investment income	$0.09	0.22 **	0.20	0.10	**	0.06	0.02
Net realized and unrealized gain (loss) on investments	$1.28	0.89	0.79	1.21		(1.33)	(0.03)
Total from investment operations	$1.37	1.11	0.99	1.31		(1.27)	(0.01)
Less distributions from:
Net investment income	$0.12	0.21	0.23	0.04		0.07	0.04
Total distributions	$0.12	0.21	0.23	0.04		0.07	0.04
Net asset value, end of period	$12.33	11.08	10.18	9.42		8.15	9.49
Total Return(2)%	12.46	11.01	10.72	16.10		(13.37)	(0.10)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$24,596	30,487	41,923	51,609		187,417	258,081
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)	%0.97	1.02	0.98	0.90		0.93	0.91
Gross expenses prior to brokerage commission recapture(3)%	0.97	1.02	0.99	0.90		0.93	0.91
Net investment income after brokerage commission recapture(3)	%1.50	2.08	1.89	0.95		0.72	0.34
Portfolio turnover rate	% 109	23	31	213		225	132

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.01 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
31

ING 130/30 FUNDAMENTAL RESEARCH FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B
	Six Months Ended November 30, 2006	April 28, 2006(1) to May 31, 2006	Six Months Ended November 30, 2006	April 28, 2006(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.52	10.00	9.51	10.00
Income from investment operations:
Net investment income (loss)	$0.01	0.00 *	(0.04)	(0.00)*
Net realized and unrealized loss on investments	$0.77	(0.48)	0.77	(0.49)
Total from investment operations	$0.78	(0.48)	0.73	(0.49)
Net asset value, end of period	$10.30	9.52	10.24	9.51
Toral Return(2)%	8.19	(4.80)	7.68	(4.90)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$10,349	9,517	1	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	3.28	3.26	4.03	4.01
Net expenses before interest and dividend expense on short positions and after expense reimbursement(3)(4)%	1.40	1.40	2.15	2.15
Gross expenses prior to expense reimbursement(3)%	4.39	4.37	5.14	5.12
Net investment income (loss) after expense reimbursement(3)(4)%	0.19	0.54	(0.58)	(0.21)
Portfolio turnover rate %	98	13	98	13
	Class C		Class I
	Six Months Ended November 30, 2006	April 28, 2006(1) to May 31, 2006	Six Months Ended November 30, 2006	April 28, 2006(1) to May 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.51	10.00	9.52	10.00
Income from investment operations:
Net investment income (loss)	$(0.01)	(0.0)*	0.03	0.01 *
Net realized and unrealized loss on investments	$0.75	(0.49)	0.77	(0.49)
Total from investment operations	$0.74	(0.49)	0.80	(0.48)
Net asset value, end of period	$10.25	9.51	10.32	9.52
Toral Return(2)%	7.78	(4.90)	8.40	(4.80)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2	1	1	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	4.03	4.01	3.03	3.01
Net expenses before interest and dividend expense on short positions and after expense reimbursement(3)(4)%	2.15	2.15	1.15	1.15
Gross expenses prior to expense reimbursement(3)%	5.14	5.12	4.14	4.12
Net investment income (loss) after expense reimbursement(3)(4)%	(0.51)	(0.21)	0.44	0.79
Portfolio turnover rate %	98	13	98	13

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

*  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements
32

ING GROWTH FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.86	12.05	11.36	9.97	11.21	11.66	22.50
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	(0.08)	0.02	(0.04)	(0.04)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	$0.67	0.92	0.67	1.43	(1.20)	(0.40)	(8.21)
Total from investment operations	$0.64	0.84	0.69	1.39	(1.24)	(0.45)	(8.28)
Less distributions from:
Net investment income	$—	0.03	—	—	—	—	2.56
Total distributions	$—	0.03	—	—	—	—	2.56
Net asset value, end of period	$13.50	12.86	12.05	11.36	9.97	11.21	11.66
Total Return(2)%	4.98	6.94	6.07	13.94	(11.06)	(3.86)	(40.71)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$33,566	45,206	54,825	64,570	66,514	82,011	85,409
Ratios to average net assets:
Expenses(3)%	1.38	1.26	1.21	1.18	1.24	1.21	1.16
Net investment income (loss)(3)%	(0.39)	(0.56)	0.19	(0.35)	(0.38)	(0.67)	(0.53)
Portfolio turnover rate %	87	147	140	147	197	143	199
	Class B
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.58	11.86	11.26	9.95	11.28	11.79	22.71
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.16)	(0.07)	(0.10)	(0.08)	(0.10)	(0.20)
Net realized and unrealized gain (loss) on investments	$0.66	0.88	0.67	1.41	(1.25)	(0.41)	(8.29)
Total from investment operations	$0.58	0.72	0.60	1.31	(1.33)	(0.51)	(8.49)
Less distributions from:
Net investment income	$—	—	—	—	—	—	2.43
Total distributions	$—	—	—	—	—	—	2.43
Net asset value, end of period	$13.16	12.58	11.86	11.26	9.95	11.28	11.79
Total Return(2)%	4.61	6.07	5.33	13.17	(11.79)	(4.32)	(41.11)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$7,098	7,686	6,720	7,054	3,965	2,988	3,213
Ratios to average net assets:
Expenses(3)%	2.13	2.01	1.96	1.93	1.99	1.96	1.91
Net investment loss(3)%	(1.14)	(1.31)	(0.57)	(1.08)	(1.13)	(1.42)	(1.28)
Portfolio turnover rate %	87	147	140	147	197	143	199

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
33

ING GROWTH FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$12.46	11.74	11.15	9.85	11.18	11.68	22.55
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.17)	(0.07)	(0.12)	(0.10)	(0.11)	(0.20)
Net realized and unrealized gain (loss) on investments	$0.65	0.89	0.66	1.42	(1.23)	(0.39)	(8.23)
Total from investment operations	$0.57	0.72	0.59	1.30	(1.33)	(0.50)	(8.43)
Less distributions from:
Net investment income	$—	—	—	—	—	—	2.44
Total distributions	$—	—	—	—	—	—	2.44
Net asset value, end of period	$13.03	12.46	11.74	11.15	9.85	11.18	11.68
Total Return(2)%	4.57	6.13	5.29	13.20	(11.90)	(4.28)	(41.14)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,988	2,294	2,131	2,444	1,662	1,893	2,268
Ratios to average net assets:
Expenses(3)%	2.13	2.01	1.96	1.93	1.99	1.96	1.91
Net investment loss(3)%	(1.14)	(1.31)	(0.55)	(1.08)	(1.13)	(1.42)	(1.28)
Portfolio turnover rate %	87	147	140	147	197	143	199
	Class I
	Six Months Ended November 30,	Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006	2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$13.33	12.47	11.72	10.25	11.51	11.95	22.98
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.04)*	0.06	(0.03)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.69	0.94	0.69	1.50	(1.25)	(0.41)	(8.39)
Total from investment operations	$0.68	0.90	0.75	1.47	(1.26)	(0.44)	(8.43)
Less distributions from:
Net investment income	$—	0.04	—	—	—	—	2.60
Total distributions	$—	0.04	—	—	—	—	2.60
Net asset value, end of period	$14.01	13.33	12.47	11.72	10.25	11.51	11.95
Total Return(2)%	5.10	7.22	6.40	14.34	(10.95)	(3.68)	(40.54)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$20,029	21,383	33,906	39,184	103,442	124,351	141,232
Ratios to average net assets:
Expenses(3)%	1.13	1.01	0.96	0.93	0.99	0.96	0.91
Net investment income (loss)(3)%	(0.14)	(0.30)	0.46	(0.10)	(0.13)	(0.42)	(0.28)
Portfolio turnover rate %	87	147	140	147	197	143	199

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
34

ING SMALL COMPANY FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006		2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.32		16.46	15.13	12.06	13.70	12.74	14.80
Income (loss) from investment operations:
Net investment income (loss)	$(0.02	)**	(0.06)	(0.01)	0.00 *	(0.01)	(0.03)	0.03
Net realized and unrealized gain (loss) on investments	$1.46		3.78	1.34	3.07	(1.63)	1.00	(1.30)
Total from investment operations	$1.44		3.72	1.33	3.07	(1.64)	0.97	(1.27)
Less distributions from:
Net investment income	$—		—	—	—	—	0.01	0.05
Net realized gains on investments	$—		1.86	—	—	—	—	0.74
Total distributions	$—		1.86	—	—	—	0.01	0.79
Net asset value, end of period	$19.76		18.32	16.46	15.13	12.06	13.70	12.74
Total Return(2)%	7.86		23.51	8.79	25.46	(11.97)	7.64	(8.66)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$74,106		88,642	92,363	123,834	92,176	101,892	69,074
Ratios to average net assets:
Expenses(3)(4)%	1.36		1.40	1.36	1.28	1.38	1.32	1.34
Net investment income (loss)(3)(4)%	(0.25)		(0.34)	(0.07)	(0.03)	(0.08)	(0.37)	0.25
Portfolio turnover rate %	36		75	47	123	322	200	257
	Class B
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006		2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.06		16.37	15.16	12.17	13.93	13.00	15.12
Income (loss) from investment operations:
Net investment income (loss)	$(0.09	)**	(0.19)	(0.12)	(0.09)	(0.10)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	$1.44		3.74	1.33	3.08	(1.66)	0.99	(1.33)
Total from investment operations	$1.35		3.55	1.21	2.99	(1.76)	0.93	(1.40)
Less distributions from:
Net realized gains on investments	$—		1.86	—	—	—	—	0.72
Total distributions	$—		1.86	—	—	—	—	0.72
Net asset value, end of period	$19.41		18.06	16.37	15.16	12.17	13.93	13.00
Total Return(2)%	7.48		22.56	7.98	24.57	(12.63)	7.15	(9.37)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$7,510		7,824	6,783	6,234	2,048	1,890	1,173
Ratios to average net assets:
Expenses(3)(4)%	2.11		2.15	2.11	2.03	2.13	2.07	2.09
Net investment (loss)(3)(4)%	(1.02)		(1.10)	(0.77)	(0.84)	(0.83)	(1.11)	(0.50)
Portfolio turnover rate %	36		75	47	123	322	200	257

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount less than $0.01 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
35

ING SMALL COMPANY FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006		2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.96		16.28	15.08	12.11	13.88	12.95	15.04
Income (loss) from investment operations:
Net investment income (loss)	$(0.09	)**	(0.19)	(0.13)	(0.11)	(0.10)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	$1.43		3.73	1.33	3.08	(1.67)	1.05	(1.32)
Total from investment operations	$1.34		3.54	1.20	2.97	(1.77)	0.93	(1.40)
Less distributions from:
Net realized gains on investments	$—		1.86	—	—	—	—	0.69
Total distributions	$—		1.86	—	—	—	—	0.69
Net asset value, end of period	$19.30		17.96	16.28	15.08	12.11	13.88	12.95
Total Return(2)%	7.46		22.63	7.96	24.53	(12.75)	7.18	(9.39)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,371		4,393	3,825	3,855	2,270	3,369	4,040
Ratios to average net assets:
Expenses(3)(4)%	2.11		2.15	2.11	2.03	2.13	2.07	2.09
Net investment loss after expense reimbursement(3)(4)%	(1.01)		(1.10)	(0.78)	(0.80)	(0.83)	(1.09)	(0.50)
Portfolio turnover rate %	36		75	47	123	322	200	257
	Class I
	Six Months Ended November 30,		Year Ended May 31,				Seven Months Ended May 31,	Year Ended October 31,
	2006		2006	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$19.17		17.11	15.69	12.49	14.15	13.17	15.26
Income (loss) from investment operations:
Net investment income (loss)	$(0.00	)*	(0.02)	(0.01)	0.04	0.02	(0.01)	0.07
Net realized and unrealized gain (loss) on investments	$1.53		3.94	1.43	3.18	(1.68)	1.03	(1.34)
Total from investment operations	$1.53		3.92	1.42	3.22	(1.66)	1.02	(1.27)
Less distributions from:
Net investment income	$—		—	—	0.02	—	0.04	0.08
Net realized gains on investments	$—		1.86	—	—	—	—	0.74
Total distributions	$—		1.86	—	0.02	—	0.04	0.82
Net asset value, end of period	$20.70		19.17	17.11	15.69	12.49	14.15	13.17
Total Return(2)%	7.98		23.80	9.05	25.75	(11.73)	7.74	(8.41)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$27,543		17,500	23,581	155,583	167,174	214,459	183,569
Ratios to average net assets:
Expenses(3)(4)%	1.11		1.15	1.11	1.03	1.13	1.07	1.09
Net investment income (loss) after expense reimbursement(3)(4)%	(0.04)		(0.08)	(0.01)	0.22	0.17	(0.11)	0.50
Portfolio turnover rate %	36		75	47	123	322	200	257

(1)  The Fund changed its fiscal year end to May 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*  Amount less than $0.01 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements
36

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company. There are fifteen separate investment series which comprise the Company. The five series (each, a "Fund"; collectively, the "Funds") that are in this report are: ING Balanced Fund ("Balanced"), ING Growth and Income Fund ("Growth and Income"), ING 130/30 Fundamental Research Fund ("130/30 Fundamental Research"), ING Growth Fund ("Growth"), and ING Small Company Fund ("Small Company").

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments" or "Investment Manager"), an Arizona limited liability company, serves as the investment manager to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the Sub-Adviser to each Fund. ING Funds Distributor, LLC (the "Distributor") is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which

37

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or

38

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. 130/30 Fundamental Research, Growth and Small Company pay dividends annually. Balanced and Equity Income pay dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial  statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

39

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I.  Short Sales. 130/30 Fundamental Research engages in short sales (selling securities it does not own) as a part of its normal investment activities. These short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, The Bank of New York. The collateral required is determined daily by reference to the market value of the short positions. The short stock rebate presented in the Statements of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

J.  Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.  Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

M.  Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

N.  Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the

40

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

O.  Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, Balanced and Growth and Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$245,826,760	$147,620,121
Growth and Income	95,183,876	111,477,294
130/30 Fundamental Research	11,326,075	12,107,125
Growth	56,739,770	73,158,705
Small Company	40,642,303	56,574,159

U.S. Government securities not included above were as follows:

	Purchases	Sales
Balanced	$170,734,743	$155,361,342

For 130/30 Fundamental Research, short sales and purchases to cover were $4,551,840 and $4,998,492, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced — 0.750% on the first $500 million, 0.675% on the next $500 million and 0.650% in excess of $1 billion; for Growth and Income and Growth — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for 130/30 Fundamental Research — 0.800% on first $500 million, 0.750% on next $500 million and 0.700% in excess of $1 billion; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

Prior to December 5, 2005, the investment management fees for Balanced were 0.800% on the first $500 million, 0.750% on the next $500 million, 0.700% on the next $1 billion and 0.650% in excess of $2 billion.

The Investment Manager entered into a Sub-Advisory Agreement with ING IM for the Funds. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of each Fund's average daily net assets.

The Investment Manager has entered into a service agreement with ING Life Insurance and Annuity Company ("ILIAC"), an indirect, wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the Funds except, 130/30 Fundamental Research that purchased their shares through ILIAC. In exchange for these services, the Investment Manager pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the six months ended

41

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

November 30, 2006, ILIAC received $590,594 for its services.

Effective November 1, 2006, all ING Funds sub-advised by ING IM will be permitted to invest end-of-day cash balances into affiliated ING money market funds, including ING Institutional Prime Money Market Fund. The investment management fee equivalent to 0.08% will be waived at the investment level of the ING Funds using ING Prime Institutional Money Market Fund. As of November 30, 2006, Balanced has waived $953.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Growth and Income	0.25%	1.00%	1.00%	N/A
130/30 Fundamental Research	0.25%	1.00%	1.00%	N/A
Growth	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	N/A

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class O shares. For the six months ended November 30, 2006, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class B Shares	Class C Shares
Balanced	$2,488	N/A	N/A
Growth and Income	2,608	N/A	N/A
130/30 Fundamental Research	381	N/A	N/A
Growth	1,022	N/A	N/A
Small Company	2,573	N/A	N/A

Contingent Deferred Sales Charges:	Class A Shares	Class B Shares	Class C Shares
Balanced	$35	—	$361
Growth	—	—	17
Small Company	—	—	48

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Manager may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$194,427	$20,841	$136,717	$351,985
Growth and Income	51,899	5,931	21,529	79,359
130/30 Fundamental Research	6,687	669	2,089	9,445
Growth	36,330	4,152	14,588	55,070
Small Company	78,571	7,395	24,719	110,685

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2006, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company — 130/30 Fundamental Research (99.49)%; Growth (12.74)%; and Small Company (13.98)%.

ING National Trust — Balanced (12.66)%; Growth and Income (34.40)%; Growth (29.10)%; and Small Company (39.89)%.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Balanced, Growth and Small Company have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

42

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2006, the fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Postage Fees
Growth and Income	$49,256

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement ("Expense Limitation Agreement") with the 130/30 Fundamental Research and Small Company Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
130/30 Fundamental Research	1.40%	2.15%	2.15%	1.15%	N/A
Small Company	1.50%	2.25%	2.25%	1.25%	1.50%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	November 30,
	2007	2008	2009	Total
130/30 Fundamental Research	$—	$—	$62,587	$62,587

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. In addition, 130/30 Fundamental Research may use proceeds from the line of credit to purchase securities held as part of its normal investment operations. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the six months ended November 30, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
130/30 Fundamental Research(1)	183	3,000,000	6.02%
Growth	3	783,333	5.72%

(1) At November 30, 2006, 130/30 Fundamental Research had an outstanding balance of $3 million.

NOTE 10 — OPTIONS WRITTEN

Transactions in written options for Growth and Income during the six months ended November 30, 2006 were as follows:

	# of Contracts	Premium Net of Commissions
Balance at 5/31/06	—	$—
Options Written	4,000	4,760
Options Terminated in Closing Purchase Transactions	—	—
Options Expirations	—	—
Options Exercised	—	—
Balance at 11/30/06	4,000	$4,760

43

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Balanced (Number of Shares)
Shares sold	441,594	921,402	173,147	813,381	39,461	64,359
Shares issued from merger	3,965,830	2,663,972	2,978,931	1,005,345	3,966,745	936,307
Dividends reinvested	125,569	442,032	30,394	129,809	9,956	26,809
Shares redeemed	(1,693,005)	(1,896,023)	(648,793)	(729,953)	(508,582)	(244,844)
Net increase in shares outstanding	2,839,988	2,131,383	2,533,679	1,218,582	3,507,580	782,631
Balanced ($)
Shares sold	$5,314,506	$11,221,499	$2,057,621	$9,853,466	$471,432	$779,775
Shares issued from merger	58,232,595	31,462,326	36,697,646	11,761,610	36,400,823	10,968,676
Dividends reinvested	1,503,512	5,203,008	360,867	1,510,293	118,465	312,199
Shares redeemed	(20,551,810)	(22,969,358)	(7,785,201)	(8,749,382)	(6,122,887)	(2,920,433)
Net increase	$44,498,803	$24,917,475	$31,330,933	$14,375,987	$30,867,833	$9,140,217

	Class I		Class O
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Balanced (Number of Shares)
Shares sold	113,474	931,037	724,195	1,720,853
Shares issued from merger	—	—	—	—
Dividends reinvested	55,171	213,701	40,757	97,944
Shares redeemed	(713,131)	(877,257)	(462,224)	(623,849)
Net increase (decrease) in shares outstanding	(544,486)	267,481	302,728	1,194,948
Balanced ($)
Shares sold	$1,356,540	$11,064,967	$8,655,967	$20,840,657
Shares issued from merger	—	—	—	—
Dividends reinvested	658,826	2,511,376	485,501	1,146,592
Shares redeemed	(8,545,731)	(10,690,658)	(5,500,615)	(7,570,571)
Net increase (decrease)	$(6,530,365)	$2,885,685	$3,640,853	$14,416,678
	Class A		Class B
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Growth and Income (Number of Shares)
Shares sold	250,887	592,156	172,673	267,021
Dividends reinvested	41,794	88,494	3,460	7,051
Shares redeemed	(465,073)	(1,582,218)	(95,504)	(253,583)
Net increase (decrease) in shares outstanding	(172,392)	(901,568)	80,629	20,489
Growth and Income ($)
Shares sold	$2,852,436	$6,298,697	$1,966,548	$2,791,637
Dividends reinvested	463,918	916,550	37,925	72,094
Shares redeemed	(5,287,801)	(16,706,770)	(1,095,367)	(2,667,000)
Net increase (decrease)	$(1,971,447)	$(9,491,523)	$909,106	$196,731

44

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Growth and Income (Number of Shares)
Shares sold	43,389	41,663	222,879	422,886
Dividends reinvested	657	1,462	28,296	69,334
Shares redeemed	(26,250)	(69,754)	(1,008,060)	(1,859,295)
Net increase (decrease) in shares outstanding	17,796	(26,629)	(756,885)	(1,367,075)
Growth and Income ($)
Shares sold	$489,877	$431,865	$2,559,837	$4,477,123
Dividends reinvested	7,178	14,875	314,651	718,311
Shares redeemed	(305,123)	(720,086)	(11,560,923)	(19,554,960)
Net increase (decrease)	$191,932	$(273,346)	$(8,686,435)	$(14,359,526)
	Class A		Class B
	Six Months Ended November 30, 2006	April 28, 2006(1) to May 31, 2006	Six Months Ended November 30, 2006	April 28, 2006(1) to May 31, 2006
130/30 Fundamental Research (Number of Shares)
Shares sold	5,066	1,000,001	—	101
Net increase in shares outstanding	5,066	1,000,001	—	101
130/30 Fundamental Research ($)
Shares sold	$50,391	$10,000,010	$—	$1,010
Net increase	$50,391	$10,000,010	$—	$1,010
	Class C		Class I
	Six Months Ended November 30, 2006	April 28, 2006(1) to May 31, 2006	Six Months Ended November 30, 2006	April 28, 2006(1) to May 31, 2006
130/30 Fundamental Research (Number of Shares)
Shares sold	101	101	—	101
Net increase in shares outstanding	101	101	—	101
130/30 Fundamental Research ($)
Shares sold	$1,000	$1,010	$—	$1,010
Net increase	$1,000	$1,010	$—	$1,010
	Class A		Class B
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Growth (Number of Shares)
Shares sold	129,905	412,539	34,144	197,694
Dividends reinvested	—	8,099	—	—
Shares redeemed	(1,159,106)	(1,452,806)	(105,729)	(153,344)
Net increase (decrease) in shares outstanding	(1,029,201)	(1,032,168)	(71,585)	44,350
Growth ($)
Shares sold	$1,672,795	$5,442,362	$428,787	$2,585,471
Dividends reinvested	—	109,540	—	—
Shares redeemed	(14,823,855)	(19,021,668)	(1,332,920)	(1,979,963)
Net increase (decrease)	$(13,151,060)	$(13,469,766)	$(904,133)	$605,508

45

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Growth (Number of Shares)
Shares sold	3,041	56,450	125,857	2,698,642
Dividends reinvested	—	—	—	7,971
Shares redeemed	(34,580)	(53,831)	(300,824)	(3,821,424)
Net increase (decrease) in shares outstanding	(31,539)	2,619	(174,967)	(1,114,811)
Growth ($)
Shares sold	$38,664	$715,101	$1,679,156	$37,146,960
Dividends reinvested	—	—	—	111,793
Shares redeemed	(434,971)	(701,255)	(3,991,476)	(53,626,515)
Net increase (decrease)	$(396,307)	$13,846	$(2,312,320)	$(16,367,762)
	Class A		Class B
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Small Company (Number of Shares)
Shares sold	816,018	1,004,066	15,468	93,478
Dividends reinvested	—	502,120	—	42,040
Shares redeemed	(1,905,009)	(2,278,842)	(61,705)	(116,730)
Net increase (decrease) in shares outstanding	(1,088,991)	(772,656)	(46,237)	18,788
Small Company ($)
Shares sold	$14,946,203	$18,379,835	$282,405	$1,689,816
Dividends reinvested	—	8,525,721	—	706,263
Shares redeemed	(34,752,598)	(40,439,907)	(1,097,936)	(2,104,153)
Net increase (decrease)	$(19,806,395)	$(13,534,351)	$(815,531)	$291,926
	Class C		Class I
	Six Months Ended November 30, 2006	Year Ended May 31, 2006	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Small Company (Number of Shares)
Shares sold	16,778	41,682	530,736	123,432
Dividends reinvested	—	21,436	—	95,357
Shares redeemed	(34,876)	(53,404)	(113,259)	(684,321)
Net increase (decrease) in shares outstanding	(18,098)	9,714	417,477	(465,532)
Small Company ($)
Shares sold	$304,535	$751,254	$10,052,179	$2,345,840
Dividends reinvested	—	357,986	—	1,692,593
Shares redeemed	(614,019)	(958,111)	(2,139,766)	(12,994,854)
Net increase (decrease)	$(309,484)	$151,129	$7,912,413	$(8,956,421)

46

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of its net assets. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds' Board.

Fund	Security	Principal/ Shares Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Alpine III, 5.925%, due 08/16/14	$36,000	10/17/05	$36,079	$36,101	0.0%
	Alpine III, 6.325%, due 08/16/14	36,000	10/17/05	36,079	36,125	0.0%
	Alpine III, 8.125%, due 08/16/14	55,000	10/17/05	55,120	55,350	0.0%
	Alpine III, 11.375%, due 08/16/14	95,000	08/17/04	95,786	97,513	0.0%
	Dayton Superior Corp.	400	12/04/05	7,446	4	0.0%
	Cameron Highway Oil Pipeline System, 5.860%, due 12/15/17	329,000	12/05/04	329,000	325,710	0.1%
	North Atlantic Trading Co.	1,209	12/04/05	12	1	0.0%
				$559,522	$550,804	0.1%

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2006, the Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Balanced	$33,971,641	$34,745,904
Growth	7,276,492	7,453,847

NOTE 14 — REORGANIZATIONS

On October 7, 2006, Balanced as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Convertible Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 — Capital Share Transactions. Net assets as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000's)	Total Net Assets of Acquiring Fund (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Balanced	ING Convertible Fund	$131,331	$192,198	—	1.70

The net assets of Balanced after the acquisition were approximately $323,528,789.

On December 3, 2005, Balanced as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Equity and Bond Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000)	Total Net Assets of Acquiring Fund (000)	Acquired Portfolio Unrealized Appreciation (000)	Conversion Ratio
Balanced	ING Equity and Bond Fund	$54,193	$142,443	$1,778	1.13

The net assets of Balanced after the acquisition were approximately $196,635,230.

47

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$2,761,278	$729,059	$4,394,031	$6,724,417
Growth and Income	850,551	—	1,762,706	—
Growth	—	—	221,929	—
Small Company	—	—	—	11,512,980

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced*	$1,563,445	$727,988	$8,858,114	$—	$(824,818)	2011
					(8,878,256)	2012
					$(9,703,074)
Growth and Income	761,158	—	11,502,759	—	$(57,574,340)	2009
					(9,092,919)	2010
					(41,817,840)	2011
					(400,176)	2013
					$(108,885,275)
130/30 Fundamental Research	8,163	—	(433,000)	(55,411)	—	—
Growth	—	—	7,006,326	—	$(80,254,275)	2009
					(10,310,428)	2010
					(30,311,320)	2011
					$(120,876,023)
Small Company	1,754,151	13,398,153	17,484,657	—	—	—

* Utilization of the capital losses acquired in the Fund's merger on December 3, 2005 is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 ("SFAS No. 157"), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market

48

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of November 30, 2006, the Funds are currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2006, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Payable Date	Record Date
130/30 Fundamental Research
Class A	$0.0162	$—	$—	December 19, 2006	December 14, 2006
Class B	$—	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.0042	$—	$—	December 19, 2006	December 14, 2006
Class I	$0.0342	$—	$—	December 19, 2006	December 14, 2006
Class A	$0.0058	$—	$—	January 3, 2007	December 28, 2006
Class B	$0.0027	$—	$—	January 3, 2007	December 28, 2006
Class C	$0.0035	$—	$—	January 3, 2007	December 28, 2006
Class I	$0.0075	$—	$—	January 3, 2007	December 28, 2006
Balanced
Class A	$0.0532	$—	$0.0232	December 19, 2006	December 14, 2006
Class B	$0.0312	$—	$0.0232	December 19, 2006	December 14, 2006
Class C	$0.0314	$—	$0.0232	December 19, 2006	December 14, 2006
Class I	$0.0608	$—	$0.0232	December 19, 2006	December 14, 2006
Class O	$0.0536	$—	$0.0232	December 19, 2006	December 14, 2006
Growth and Income
Class A	$0.0718	$—	$—	December 19, 2006	December 14, 2006
Class B	$0.0307	$—	$—	December 19, 2006	December 14, 2006
Class C	$0.0288	$—	$—	December 19, 2006	December 14, 2006
Class I	$0.0865	$—	$—	December 19, 2006	December 14, 2006
Small Company
Class A	$—	$0.3095	$3.1481	December 19, 2006	December 14, 2006
Class B	$—	$0.3095	$3.1481	December 19, 2006	December 14, 2006
Class C	$—	$0.3095	$3.1481	December 19, 2006	December 14, 2006
Class I	$—	$0.3095	$3.1481	December 19, 2006	December 14, 2006

Effective January 1, 2007, Balanced has implemented an expense limitation. The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Balanced	1.23%	1.98%	1.98%	0.98%	1.23%

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, "ING"), on their own initiative, have conducted, through

49

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that

50

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any

51

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 19 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Funds' website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

NOTE 20 — QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at 1-800-992-0180.

52

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 65.1%
		Advertising: 0.3%
500		Advo, Inc.	$14,830
9,300		Omnicom Group	950,088
			964,918
		Aerospace/Defense: 2.3%
11,225		Boeing Co.	993,749
18,700		General Dynamics Corp.	1,399,508
16,100		Lockheed Martin Corp.	1,456,245
18,900		Northrop Grumman Corp.	1,264,977
24,195		Raytheon Co.	1,234,913
14,300		United Technologies Corp.	922,779
			7,272,171
		Agriculture: 0.8%
6,950	@	Alliance One International, Inc.	45,036
28,210		Altria Group, Inc.	2,375,564
660		Delta & Pine Land Co.	26,763
1,209	@,X	North Atlantic Trading Co.	1
			2,447,364
		Airlines: 0.0%
3,477	L	Skywest, Inc.	87,759
			87,759
		Apparel: 0.6%
1,200	@	Ashworth, Inc.	8,400
22,100	@,L	Coach, Inc.	954,941
840	@,L	Deckers Outdoor Corp.	46,872
1,780	@	Gymboree Corp.	70,844
5,900	@	Hanesbrands, Inc.	143,901
6,700		Jones Apparel Group, Inc.	225,120
1,780	L	Kellwood Co.	55,625
1,850	L	K-Swiss, Inc.	61,439
2,160		Phillips-Van Heusen	106,553
2,660		Polo Ralph Lauren Corp.	208,012
2,910	L	Wolverine World Wide, Inc.	84,565
			1,966,272
		Auto Manufacturers: 0.3%
104,000	L	Ford Motor Co.	845,520
4,000	@,L	Navistar International Corp.	127,960
			973,480
		Auto Parts & Equipment: 0.0%
6,100	L	ArvinMeritor, Inc.	105,591
1,000		Standard Motor Products, Inc.	13,780
			119,371
		Banks: 4.0%
91,490		Bank of America Corp.	4,926,737
2,630		Chittenden Corp.	79,110
6,600		Colonial BancGroup, Inc.	161,040
11,400		Comerica, Inc.	664,050
2,671		East-West Bancorp., Inc.	95,114
5,900	@@	First Bancorp.	59,118
800		First Midwest Bancorp., Inc.	29,800
4,700		FirstMerit Corp.	111,390
2,900		Hanmi Financial Corp.	63,307
1,700		Independent Bank Corp.	39,933
1,800		Mercantile Bankshares Corp.	82,098
30,100	L	National City Corp.	1,086,610
27,800	L	Regions Financial Corp.	1,018,870

Shares			Value
1,280	L	Republic Bancorp., Inc.	$17,485
1,257		South Financial Group, Inc.	32,669
5,600		TCF Financial Corp.	146,272
1,000		Umpqua Holdings Corp.	30,020
22,795		US Bancorp.	766,824
25,225		Wachovia Corp.	1,366,943
2,900		Webster Financial Corp.	138,533
44,400		Wells Fargo & Co.	1,564,656
2,980		Whitney Holding Corp.	96,045
			12,576,624
		Beverages: 1.4%
31,300		Anheuser-Busch Cos., Inc.	1,487,063
26,775		Coca-Cola Co.	1,253,873
9,600		Pepsi Bottling Group, Inc.	300,672
5,100		PepsiAmericas, Inc.	106,284
21,690		PepsiCo, Inc.	1,344,129
			4,492,021
		Biotechnology: 0.5%
15,395	@,L	Amgen, Inc.	1,093,045
16,700	@,L	Millennium Pharmaceuticals, Inc.	187,875
3,900	@,L	Savient Pharmaceuticals, Inc.	45,513
2,100	@	Vertex Pharmaceuticals, Inc.	93,030
			1,419,463
		Building Materials: 0.0%
300		ElkCorp	10,785
			10,785
		Chemicals: 1.0%
11,600	L	Dow Chemical Co.	464,116
11,200		EI DuPont de Nemours & Co.	525,616
2,300		Georgia Gulf Corp.	46,851
2,700		HB Fuller Co.	70,389
3,500		Lubrizol Corp.	165,690
9,014		Lyondell Chemical Co.	222,646
400		MacDermid, Inc.	13,060
7,600	L	Monsanto Co.	365,332
6,200		Olin Corp.	103,726
6,180	@,L	PolyOne Corp.	47,462
10,000		PPG Industries, Inc.	643,000
6,700		Sherwin-Williams Co.	419,085
5,600		Valspar Corp.	156,688
			3,243,661
		Commercial Services: 1.2%
8,300	@,L	Apollo Group, Inc.	321,957
1,400	L	Central Parking Corp.	25,564
945	@,L	Consolidated Graphics, Inc.	55,283
9,100	@	Convergys Corp.	219,492
430		CPI Corp.	17,897
4,300		DeVry, Inc.	112,746
1,420	@	Heidrick & Struggles International, Inc.	59,413
2,000	@	ITT Educational Services, Inc.	137,140
1,000	@	Kendle International, Inc.	35,030
4,300	@,L	Korn/Ferry International	100,233
3,520	@,L	Labor Ready, Inc.	66,598
3,900		Manpower, Inc.	276,900
19,500		McKesson Corp.	963,300
14,100		Moody's Corp.	979,668
6,900	@	MPS Group, Inc.	103,431
4,100	@	Valassis Communications, Inc.	63,386

See Accompanying Notes to Financial Statements
53

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services (continued)
780	@,L	Vertrue, Inc.	$29,882
1,470		Viad Corp.	57,786
670	@,L	Volt Information Sciences, Inc.	31,262
2,090		Watson Wyatt Worldwide, Inc.	96,976
			3,753,944
		Computers: 2.8%
505	@	CACI International, Inc.	30,219
4,177	@	Cadence Design Systems, Inc.	76,773
900	@	Catapult Communications Corp.	7,794
6,100	@	Ceridian Corp.	149,511
66,000	@	Dell, Inc.	1,797,840
1,780		Factset Research Systems, Inc.	94,126
65,550		Hewlett-Packard Co.	2,586,603
2,200		Imation Corp.	101,882
33,010		International Business Machines Corp.	3,034,279
5,900	@,L	Lexmark International, Inc.	406,982
1,881	@	Micros Systems, Inc.	95,781
6,500	@,L	Palm, Inc.	91,065
1,950	@,L	Radisys Corp.	32,936
2,610	@	SYKES Enterprises, Inc.	44,970
6,400	@	Synopsys, Inc.	163,520
3,300	@	Western Digital Corp.	67,716
			8,781,997
		Cosmetics/Personal Care: 1.0%
9,100		Estee Lauder Cos., Inc.	375,739
41,727		Procter & Gamble Co.	2,620,038
			2,995,777
		Distribution/Wholesale: 0.1%
2,100	L	Building Materials Holding Corp.	51,744
900	L	CDW Corp.	63,450
805	L	Pool Corp.	32,981
2,900	@	Tech Data Corp.	121,278
			269,453
		Diversified Financial Services: 5.5%
3,000		AG Edwards, Inc.	173,550
15,575		American Express Co.	914,564
5,800	@,L	AmeriCredit Corp.	136,010
12,700		CIT Group, Inc.	660,527
99,605		Citigroup, Inc.	4,939,412
12,400		Fannie Mae	707,172
11,950		Goldman Sachs Group, Inc.	2,327,860
2,240	@	Investment Technology Group, Inc.	84,000
78,100		JPMorgan Chase & Co.	3,614,468
11,655		Merrill Lynch & Co., Inc.	1,018,997
30,840		Morgan Stanley	2,348,774
4,300		Raymond James Financial, Inc.	135,493
1,300		SWS Group, Inc.	42,081
2,100	@	TradeStation Group, Inc.	30,639
			17,133,547
		Electric: 1.8%
68,200	@	AES Corp.	1,593,834
1,100		Duquesne Light Holdings, Inc.	22,220
3,982	@	Dynegy, Inc.	—
15,700		Exelon Corp.	953,461
4,500	L	Idacorp, Inc.	179,955
6,200	L	OGE Energy Corp.	243,164

Shares			Value
4,800		Pepco Holdings, Inc.	$123,024
36,900		PG&E Corp.	1,694,817
6,600		PNM Resources, Inc.	202,620
10,900		TXU Corp.	625,551
3,000		Wisconsin Energy Corp.	140,340
			5,778,986
		Electrical Components & Equipment: 0.0%
2,310	L	Belden Cdt, Inc.	91,961
1,870	@	Littelfuse, Inc.	58,494
			150,455
		Electronics: 0.4%
1,300		Amphenol Corp.	88,569
1,100	@,L	Benchmark Electronics, Inc.	26,719
1,965	@,L	Coherent, Inc.	63,489
1,250	L	Cubic Corp.	27,750
3,200		Methode Electronics, Inc.	35,872
1,400	@	Planar Systems, Inc.	14,028
3,400	@,L	Plexus Corp.	82,110
300	@	Rogers Corp.	20,844
3,900	@	Thomas & Betts Corp.	202,293
985	@	Trimble Navigation Ltd.	47,250
2,500	@,L	Varian, Inc.	110,200
9,800	@	Vishay Intertechnology, Inc.	128,380
7,200	@	Waters Corp.	360,288
			1,207,792
		Engineering & Construction: 0.2%
1,650	@	EMCOR Group, Inc.	98,456
3,200	L	Granite Construction, Inc.	165,120
3,100	@	Jacobs Engineering Group, Inc.	259,997
910	@	URS Corp.	40,186
			563,759
		Entertainment: 0.0%
800	@	Pinnacle Entertainment, Inc.	26,008
			26,008
		Environmental Control: 0.4%
440	@	Aleris International, Inc.	22,928
30,900		Waste Management, Inc.	1,131,249
			1,154,177
		Equity Fund: 0.1%
3,100	L	iShares S&P SmallCap 600 Index Fund	205,003
1,000		Midcap SPDR Trust Series 1	147,720
			352,723
		Food: 0.7%
16,300	L	Campbell Soup Co.	620,541
2,925	L	Corn Products International, Inc.	106,236
20,025	L	General Mills, Inc.	1,120,399
4,475		Hormel Foods Corp.	169,513
1,470	@,L	Ralcorp Holdings, Inc.	74,456
700	@	United Natural Foods, Inc.	24,808
			2,115,953
		Forest Products & Paper: 0.1%
1,960		Rock-Tenn Co.	49,392
7,800		Temple-Inland, Inc.	304,980
			354,372

See Accompanying Notes to Financial Statements
54

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Gas: 0.1%
230		Cascade Natural Gas Corp.	$5,939
3,760		Energen Corp.	170,554
5,710		UGI Corp.	160,908
			337,401
		Hand/Machine Tools: 0.0%
3,400		Snap-On, Inc.	161,500
			161,500
		Healthcare-Products: 1.5%
800	L	Cooper Cos., Inc.	43,176
6,300	@	Cytyc Corp.	165,186
6,954		Dentsply International, Inc.	222,041
3,500	@	Edwards Lifesciences Corp.	160,440
1,600	@	Haemonetics Corp.	72,448
856	@,L	Hologic, Inc.	42,826
528	@	Idexx Laboratories, Inc.	44,695
1,200	@,L	Immucor, Inc.	32,280
38,815		Johnson & Johnson	2,558,297
16,200		Medtronic, Inc.	844,506
1,960	L	Mentor Corp.	97,902
1,700	@	Osteotech, Inc.	9,571
1,500	@	Possis Medical, Inc.	18,480
1,212	@	Respironics, Inc.	43,705
2,500	@	Techne Corp.	134,425
2,390	@	Varian Medical Systems, Inc.	117,636
			4,607,614
		Healthcare-Services: 2.4%
27,600		Aetna, Inc.	1,140,156
2,680	@,L	AMERIGROUP Corp.	91,629
2,800	@,L	Centene Corp.	72,968
11,200	@	Coventry Health Care, Inc.	539,056
2,300	@	Gentiva Health Services, Inc.	36,892
2,120	@,L	Health Net, Inc.	97,817
1,770	@,L	Healthways, Inc.	81,367
11,625	@	Humana, Inc.	628,913
8,800	@,L	Laboratory Corp. of America Holdings	623,040
2,923	@	Odyssey HealthCare, Inc.	36,187
2,190	@	Pediatrix Medical Group, Inc.	105,449
2,780	@,L	Sierra Health Services, Inc.	97,439
44,250		UnitedHealth Group, Inc.	2,171,790
23,400	@	WellPoint, Inc.	1,770,678
			7,493,381
		Holding Companies-Diversified: 0.1%
6,500	L	Leucadia National Corp.	179,335
			179,335
		Home Builders: 0.0%
115	@,L	NVR, Inc.	68,425
1,930		Winnebago Industries	67,164
			135,589
		Home Furnishings: 0.1%
1,950	L	Ethan Allen Interiors, Inc.	69,186
3,800		Harman International Industries, Inc.	394,592
			463,778

Shares			Value
		Household Products/Wares: 0.0%
2,000	L	Blyth, Inc.	$50,840
200		CNS, Inc.	7,464
			58,304
		Housewares: 0.0%
2,130		Toro Co.	95,637
			95,637
		Insurance: 5.6%
24,400		Allstate Corp.	1,548,912
7,500		AMBAC Financial Group, Inc.	642,300
2,395	L	American Financial Group, Inc.	125,043
34,300		American International Group, Inc.	2,411,976
22,200		Chubb Corp.	1,149,072
6,700		Cigna Corp.	844,535
2,020		Delphi Financial Group	81,810
2,200	@@	Everest Re Group Ltd.	216,502
3,028		Fidelity National Title Group, Inc.	68,554
28,900		Genworth Financial, Inc.	947,920
13,894		Hartford Financial Services Group, Inc.	1,191,549
4,800		HCC Insurance Holdings, Inc.	144,912
3,300		Horace Mann Educators Corp.	66,726
1,115		Landamerica Financial Group, Inc.	68,138
25,700		Loews Corp.	1,025,944
28,000		Metlife, Inc.	1,644,440
3,538		Old Republic International Corp.	79,782
2,485	@	Philadelphia Consolidated Holding Co.	110,707
3,800	L	PMI Group, Inc.	164,578
1,930		Presidential Life Corp.	43,213
16,300		Principal Financial Group	941,325
1,680	@,L	ProAssurance Corp.	86,066
44,100		Progressive Corp.	994,455
3,300		Protective Life Corp.	155,826
19,014		Prudential Financial, Inc.	1,549,261
3,250		Radian Group, Inc.	172,933
6,785	L	Safeco Corp.	410,967
1,070		Safety Insurance Group, Inc.	56,047
1,450		Selective Insurance Group	80,504
2,800		Stancorp Financial Group, Inc.	127,148
2,300		Unitrin, Inc.	112,516
6,015		WR Berkley Corp.	211,187
1,880		Zenith National Insurance Corp.	86,781
			17,561,629
		Internet: 0.6%
2,600	@	Google, Inc.	1,260,792
900	@,L	j2 Global Communications, Inc.	25,137
2,510	@	McAfee, Inc.	73,317
3,800	@	Napster, Inc.	14,250
2,000	@	PC-Tel, Inc.	19,360
1,600	@,L	Stamps.com, Inc.	24,976
4,810		United Online, Inc.	64,598
14,900	@	VeriSign, Inc.	389,039
			1,871,469
		Iron/Steel: 0.5%
370		Carpenter Technology Corp.	39,520
1,890		Chaparral Steel Co.	87,885
580	L	Cleveland-Cliffs, Inc.	27,863
15,900	L	Nucor Corp.	951,615

See Accompanying Notes to Financial Statements
55

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Iron/Steel (continued)
1,690	L	Ryerson, Inc.	$37,619
720		Steel Technologies, Inc.	12,420
7,400		United States Steel Corp.	553,446
			1,710,368
		Leisure Time: 0.1%
600	L	Polaris Industries, Inc.	27,012
8,600		Sabre Holdings Corp.	235,898
			262,910
		Lodging: 0.0%
700	@,L	Aztar Corp.	37,751
			37,751
		Machinery-Construction & Mining: 0.2%
9,300		Caterpillar, Inc.	576,879
1,740		JLG Industries, Inc.	48,563
2,345		Joy Global, Inc.	102,946
			728,388
		Machinery-Diversified: 0.2%
3,700		Cummins, Inc.	443,704
2,570	@	Gardner Denver, Inc.	98,277
912		IDEX Corp.	43,730
1,060		Manitowoc Co., Inc.	63,854
			649,565
		Media: 1.9%
35,800		CBS Corp.-Class B	1,065,050
25,300	@,L	Comcast Corp.	1,023,638
16,800		McGraw-Hill Cos., Inc.	1,119,720
28,900		News Corp., Inc.	595,340
1,400		Reader's Digest Association, Inc.	23,450
59,700		Walt Disney Co.	1,973,085
125		Washington Post	91,863
			5,892,146
		Metal Fabricate/Hardware: 0.0%
690		AM Castle & Co.	18,299
330	@	NS Group, Inc.	21,830
1,693	L	Quanex Corp.	62,827
			102,956
		Mining: 0.1%
2,850	L	Phelps Dodge Corp.	350,550
			350,550
		Miscellaneous Manufacturing: 3.0%
10,700		3M Co.	871,622
1,940		Acuity Brands, Inc.	102,180
1,640		AO Smith Corp.	58,696
467		Aptargroup, Inc.	28,608
4,500		Crane Co.	171,450
17,000	L	Eastman Kodak Co.	442,340
10,600		Eaton Corp.	817,048
1,520	@,L	EnPro Industries, Inc.	53,018
142,165		General Electric Co.	5,015,581
8,500		Parker Hannifin Corp.	709,580
1,100		Standex International Corp.	32,703
1,770	@	Sturm Ruger & Co., Inc.	18,479
2,806		Teleflex, Inc.	181,352
28,500	@@	Tyco International Ltd.	863,265
			9,365,922

Shares			Value
		Office Furnishings: 0.1%
5,309		Herman Miller, Inc.	$186,399
			186,399
		Office/Business Equipment: 0.3%
52,900	@	Xerox Corp.	872,850
			872,850
		Oil & Gas: 6.0%
21,000		Anadarko Petroleum Corp.	1,036,560
45,861		Chevron Corp.	3,316,668
1,385		Cimarex Energy Co.	52,090
19,350		ConocoPhillips	1,302,255
3,600		ENSCO International, Inc.	186,696
107,960		ExxonMobil Corp.	8,292,408
4,140		Frontier Oil Corp.	130,990
8,340		Helmerich & Payne, Inc.	221,594
13,600		Marathon Oil Corp.	1,283,568
4,160		Noble Energy, Inc.	222,560
29,000		Occidental Petroleum Corp.	1,459,860
1,040		Penn Virginia Corp.	78,406
2,490		St. Mary Land & Exploration Co.	99,799
490	@,L	Stone Energy Corp.	19,120
23,000		Valero Energy Corp.	1,266,610
			18,969,184
		Oil & Gas Services: 0.9%
38,500		Halliburton Co.	1,298,990
1,480	@,L	Helix Energy Solutions Group, Inc.	54,434
13,920		Schlumberger Ltd.	953,242
1,020	@,L	SEACOR Holdings, Inc.	96,053
4,330		Tidewater, Inc.	239,579
560	@,L	Veritas DGC, Inc.	43,775
			2,686,073
		Packaging & Containers: 0.2%
9,300	@	Pactiv Corp.	320,385
5,000		Sonoco Products Co.	184,950
			505,335
		Pharmaceuticals: 3.1%
21,600		Abbott Laboratories	1,007,856
14,300		AmerisourceBergen Corp.	657,657
500	@	Connetics Corp.	8,680
19,800	@	Forest Laboratories, Inc.	964,260
17,200	@,L	King Pharmaceuticals, Inc.	284,316
60,200		Merck & Co., Inc.	2,679,502
14,900		Mylan Laboratories	302,321
2,610	@	NBTY, Inc.	94,874
2,000	@,L	Noven Pharmaceuticals, Inc.	47,420
96,875		Pfizer, Inc.	2,663,094
1,900	@,L	Sepracor, Inc.	106,039
2,930	@	Theragenics Corp.	9,816
760	@,L	USANA Health Sciences, Inc.	36,769
19,100		Wyeth	922,148
			9,784,752
		Real Estate Investment Trusts: 0.3%
1,400		AMB Property Corp.	85,778
780	L	Colonial Properties Trust	38,189
5,410		Equity Office Properties Trust	260,762
430	L	Essex Property Trust, Inc.	56,777
800		Highwoods Properties, Inc.	32,640

See Accompanying Notes to Financial Statements
56

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Real Estate Investment Trusts (continued)
3,300		Hospitality Properties Trust	$165,627
1,200		Longview Fibre Co.	24,984
1,100		Macerich Co.	94,017
1,000		Regency Centers Corp.	78,980
			837,754
		Retail: 4.2%
1,465		Abercrombie & Fitch Co.	98,800
1,800		Advance Auto Parts, Inc.	64,080
3,900	@,L	Aeropostale, Inc.	117,936
5,080		American Eagle Outfitters	229,514
3,800	@	AnnTaylor Stores Corp.	131,100
6,500	@,L	Big Lots, Inc.	145,015
1,700		Brown Shoe Co., Inc.	80,648
8,100	@,L	Charming Shoppes, Inc.	109,593
2,900	@,L	Chico's FAS, Inc.	68,875
430	@	Childrens Place Retail Stores, Inc.	27,744
2,710	L	Christopher & Banks Corp.	50,921
5,295		Claire's Stores, Inc.	168,963
5,100	@	Dollar Tree Stores, Inc.	153,051
2,820	@	Dress Barn, Inc.	68,300
9,000		Family Dollar Stores, Inc.	251,010
24,200		Federated Department Stores, Inc.	1,018,578
31,900		Gap, Inc.	597,168
1,250		Group 1 Automotive, Inc.	63,738
24,960		Home Depot, Inc.	947,731
1,640	@,L	Jack in the Box, Inc.	100,844
14,700	@	Kohl's Corp.	1,023,120
300		Lone Star Steakhouse & Saloon, Inc.	8,262
17,600		Lowe's Cos., Inc.	530,816
39,000		McDonald's Corp.	1,636,830
2,480	L	Men's Wearhouse, Inc.	94,984
13,500		Nordstrom, Inc.	661,770
16,700	@	Office Depot, Inc.	632,262
4,400	L	OfficeMax, Inc.	207,108
1,100		OSI Restaurant Partners, Inc.	43,010
540	@,L	Panera Bread Co.	31,023
4,130	@,L	Payless Shoesource, Inc.	128,815
6,500	L	Petsmart, Inc.	192,270
6,400		Ross Stores, Inc.	198,336
1,600	@	School Specialty, Inc.	59,280
3,315	@,L	Select Comfort Corp.	57,383
3,442	@,L	Sonic Corp.	80,818
9,400	@,L	Starbucks Corp.	331,726
10,225		Target Corp.	593,970
26,600		TJX Cos., Inc.	729,372
1,755	@	Tween Brands, Inc.	73,570
33,220		Wal-Mart Stores, Inc.	1,531,442
			13,339,776
		Savings & Loans: 0.1%
1,520		Anchor Bancorp. Wisconsin, Inc.	43,563
2,200	L	Bankunited Financial Corp.	56,100
430		Fidelity Bankshares, Inc.	16,925
1,070	@,L	FirstFed Financial Corp.	69,571
			186,159
		Semiconductors: 1.6%
2,260	@,L	Actel Corp.	42,172
34,300	@,L	Advanced Micro Devices, Inc.	739,851
21,200	@	Altera Corp.	421,668

Shares			Value
24,100	@,L	Atmel Corp.	$121,946
4,800	@,L	Brooks Automation, Inc.	67,056
2,500	@	DSP Group, Inc.	53,975
7,000	@	Fairchild Semiconductor International, Inc.	114,240
4,200	@	Freescale Semiconductor, Inc.	167,706
8,900	@	Integrated Device Technology, Inc.	146,850
69,800		Intel Corp.	1,490,230
2,210	@,L	Lam Research Corp.	116,246
26,200	@	LSI Logic Corp.	279,292
5,700	@	MEMC Electronic Materials, Inc.	226,860
3,260		Microchip Technology, Inc.	111,199
44,200	@,L	Micron Technology, Inc.	645,320
2,460	@	Pericom Semiconductor Corp.	28,364
5,800	@	Semtech Corp.	76,096
100	@,L	Teradyne, Inc.	1,490
957	@,L	Varian Semiconductor Equipment Associates, Inc.	38,022
			4,888,583
		Software: 2.2%
4,200		Acxiom Corp.	104,664
2,200	@	Altiris, Inc.	54,538
705	@	Ansys, Inc.	33,100
12,100	@	BMC Software, Inc.	393,976
2,660	@	Captaris, Inc.	19,418
1,150	@,L	Cerner Corp.	55,281
24,450	@	Compuware Corp.	205,136
3,500	@	CSG Systems International	97,055
3,700	@	Dendrite International, Inc.	38,850
1,246	@,L	Dun & Bradstreet Corp.	102,446
3,100	L	Fair Isaac Corp.	129,022
38,500		First Data Corp.	972,125
1,200		Global Payments, Inc.	54,960
1,055	@	Hyperion Solutions Corp.	38,782
400		Inter-Tel, Inc.	8,916
1,920	@	Mapinfo Corp.	25,440
118,790		Microsoft Corp.	3,484,111
300	@	Open Solutions, Inc.	11,175
48,800	@	Oracle Corp.	928,664
500	@	Per-Se Technologies, Inc.	13,785
5,110	@	Sybase, Inc.	122,333
			6,893,777
		Telecommunications: 3.8%
560	@,L	Anixter International, Inc.	32,827
56,000	L	AT&T, Inc.	1,898,960
32,300	@,L	Avaya, Inc.	412,794
26,200		BellSouth Corp.	1,168,258
7,100	@	Cincinnati Bell, Inc.	32,092
126,875	@	Cisco Systems, Inc.	3,410,400
315		Commonwealth Telephone Enterprises, Inc.	13,126
2,970	@,L	Ditech Networks, Inc.	20,790
1,993	L	Harris Corp.	83,925
77,650		Motorola, Inc.	1,721,501
2,180	@	Network Equipment Technologies, Inc.	13,363
20,000		Qualcomm, Inc.	731,800
43,100		Sprint Nextel Corp.	840,881
1,460	L	Telephone & Data Systems, Inc.	75,424
7,800	@,L	Utstarcom, Inc.	69,264
41,800		Verizon Communications, Inc.	1,460,492
			11,985,897

See Accompanying Notes to Financial Statements
57

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Textiles: 0.1%
800		Angelica Corp.	$17,520
2,500	@,L	Mohawk Industries, Inc.	193,575
			211,095
		Toys/Games/Hobbies: 0.1%
9,700		Hasbro, Inc.	259,475
			259,475
		Transportation: 0.2%
3,880		CH Robinson Worldwide, Inc.	170,720
2,530	@	HUB Group, Inc.	72,206
1,170	@,L	Kansas City Southern	31,649
900	@	Kirby Corp.	32,436
907		Landstar System, Inc.	40,851
1,930	@	Old Dominion Freight Line	51,743
2,775		Overseas Shipholding Group	159,729
800	@,L	Swift Transportation Co., Inc.	22,673
			582,007
		Total Common Stock (Cost $181,582,268)	204,468,141
EQUITY-LINKED SECURITIES: 0.2%
		Banks: 0.2%
500,000		KAUP Bank	476,737
		Total Equity-Linked Securities (Cost $500,000)	476,737
PREFERRED STOCK: 0.6%
		Banks: 0.2%
21,120	P	Bank of American Corp.	530,957
			530,957
		Diversified Financial Services: 0.1%
13,027	P	Merrill Lynch & Co., Inc.	337,790
			337,790
		Insurance: 0.2%
17,307	@@,P	Aegon NV	445,075
11,619	P	Metlife, Inc.	303,024
			748,099
		Real Estate Investment Trusts: 0.1%
6,975	P	Duke Realty Corp.	181,141
			181,141
		Total Preferred Stock (Cost $1,762,881)	1,797,987
WARRANTS: 0.0%
		Aerospace/Defense: 0.0%
193		Timco Aviation Services	—
			—
		Building Materials: 0.0%
400	#,X	Dayton Superior Corp.	4
			4
		Total Warrants (Cost $7,446)	4

Principal Amount			Value
CORPORATE BONDS/NOTES: 7.3%
		Airlines: 0.1%
$28,583	C	Continental Airlines, Inc., 8.312%, due 04/02/11	$28,601
118,000		United AirLines, Inc., 2.480%, due 09/01/11	132,824
			161,425
		Auto Manufacturers: 0.0%
9,000		Ford Motor Co., 7.450%, due 07/16/31	7,155
40,000	C,L	General Motors Corp., 8.375%, due 07/15/33	36,650
			43,805
		Banks: 1.9%
200,000	@@,C,L	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	174,081
198,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	201,659
114,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	125,526
60,000	@@,C	Bank of Ireland, 5.688%, due 12/29/49	52,269
70,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	59,399
30,000		Bank of Scotland, Discount Note, due 11/30/49	25,814
12,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	12,487
50,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	43,722
180,000	@@,C	BNP Paribas, 5.445%, due 09/29/49	154,310
56,000	C	Chase Capital I, 7.670%, due 12/01/26	58,190
343,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	333,415
111,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	113,422
20,000	@@,C	Den Norske Bank, 5.625%, due 8/29/49	17,216
90,000	@@,C	Den Norske Bank ASA, 5.563%, due 08/29/49	76,500
211,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	262,694
60,000	#,C	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	62,359
351,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	351,005
310,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 5.563%, due 07/29/49	261,896
200,000	@@,C	HSBC Bank PLC, 5.663%, due 06/29/49	169,500
160,000	@@,C	HSBC Bank PLC, 5.875%, due 06/29/49	138,400
160,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	138,075
20,000	@@,C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	17,410
180,000	@@,C	Lloyds TSB Bank PLC, 5.622%, due	158,346

See Accompanying Notes to Financial Statements
58

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Banks (continued)
$3,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	$3,110
101,000	C	Mellon Capital I, 7.720%, due 12/01/26	104,995
130,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	138,133
100,000	@@,C	National Australia Bank Ltd., 5.556%, due 10/29/49	86,776
20,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	17,152
200,000	@@,C	National Westminster Bank PLC, 5.688%, due 08/29/49	172,789
175,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	173,637
155,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	152,299
144,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	143,419
254,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/29/49	251,930
310,000	@@,C	Royal Bank of Scotland Group PLC, 5.750%, due 12/29/49	266,019
70,000	@@,C	Societe Generale, 5.429%, due 11/29/49	60,468
310,000	@@,C	Standard Chartered PLC, 5.525%, due 12/29/49	258,075
220,000	@@,C,L	Standard Chartered PLC, 5.563%, due 07/29/49	182,600
350,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	294,000
40,000	@@,C	Standard Chartered PLC, 5.730%, due 01/29/49	33,100
184,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	191,991
91,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	92,310
70,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	59,885
101,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	97,890
330,000	@@,#,C	Woori Bank, 6.125%, due 05/03/16	342,007
			6,130,280
		Beverages: 0.1%
169,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	198,322
			198,322
		Chemicals: 0.2%
106,000	C	Lyondell Chemical Co., 8.000%, due 09/15/14	109,843
58,000	C	Lyondell Chemical Co., 8.250%, due 09/15/16	60,610
40,000		Staffer Chemical, 5.320%, due 04/15/10	33,579
90,000		Staffer Chemical, 7.250%, due 04/15/17	51,039
70,000		Stauffer Chemical, 5.630%, due 04/15/18	37,541

Principal Amount			Value
$248,000	L	Union Carbide Corp., 7.750%, due 10/01/96	$269,563
			562,175
		Diversified Financial Services: 1.7%
368,000	@@,#,C,L	Aiful Corp., 4.450%, due 02/16/10	354,949
36,000	@@,#	Alpine III, 5.925%, due 08/16/14	36,101
36,000	@@,#	Alpine III, 6.325%, due 08/16/14	36,125
55,000	@@,#	Alpine III, 8.125%, due 08/16/14	55,350
95,000	@@,#	Alpine III, 11.375%, due 08/16/14	97,513
193,120	#	Astoria Depositor Corp., 7.902%, due 05/01/21	204,601
515,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	575,288
249,996	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	246,246
99,000	C	Citigroup Capital II, 7.750%, due 12/01/36	102,372
185,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	192,355
206,000	@@	Eksportfinans A/S, 5.125%, due 10/26/11	208,734
80,000	@@,C	Financiere CSFB NV, 5.500%, due 03/29/49	68,600
12,000		Ford Motor Credit Co., 9.875%, due 08/10/11	12,850
225,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	226,962
157,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	210,972
79,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	81,937
87,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	90,599
352,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	349,196
200,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	196,392
226,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	233,913
78,000	@@,C	Paribas, 5.563%, due 12/31/49	67,312
63,333	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	62,650
96,596	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	94,593
193,461	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	197,452
390,000	#,C,L	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	379,763
185,644	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	184,251
350,000	C	Southern Star Central Corp., 6.750%, due 03/01/16	351,750
199,000	@@,#	TNK-BP Finance SA, 7.500%, due 07/18/16	210,640

See Accompanying Notes to Financial Statements
59

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$748,524	#	Toll Road Investors Partnership II LP, 17.270%, due 02/15/45	$97,265
100,000	#,C	Twin Reefs Pass-Through Trust, 6.350%, due 12/10/49	100,185
125,000	@@,C,L	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	132,391
			5,459,307
		Electric: 1.1%
147,000	#,C	Baltimore Gas & Electric, 6.350%, due 10/01/36	155,873
294,909	C	CE Generation, LLC, 7.416%, due 12/15/18	309,840
373,000	C,L	Commonwealth Edison Co., 6.950%, due 07/15/18	391,623
240,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	285,780
219,000	C,L	FirstEnergy Corp., 6.450%, due 11/15/11	231,026
211,000	#,C	ITC Holdings Corp., 5.875%, due 09/30/16	213,648
64,000	#,C	ITC Holdings Corp., 6.375%, due 09/30/36	66,343
92,648	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	90,415
161,000	C	Nevada Power Co., 5.950%, due 03/15/16	164,194
387,000	C	NorthWestern Corp., 5.875%, due 11/01/14	386,733
100,000	#,C	NorthWestern Corp., 6.040%, due 09/01/16	102,460
140,000	#,C	Potomac Edison Co., 5.800%, due 10/15/16	143,314
43,233	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	43,621
28,881		PPL Montana, LLC, 8.903%, due 07/02/20	32,154
172,000	C	Sierra Pacific Power Co., 6.000%, due 05/15/16	176,330
34,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	35,098
164,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	171,163
209,000	C	Southern Power Co., 6.375%, due 11/15/36	213,481
123,000	C	Toledo Edison Co., 6.150%, due 05/15/37	125,805
			3,338,901
		Energy-Alternate Sources: 0.0%
133,537		Salton Sea Funding Corp., 7.840%, due 05/30/10	137,395
			137,395
		Healthcare-Products: 0.0%
146,000	C	Boston Scientific Corp., 7.000%, due 11/15/35	151,846
			151,846
		Home Builders: 0.1%
200,000		D.R. Horton, Inc., 5.625%, due 09/15/14	195,241
			195,241

Principal Amount			Value
		Insurance: 0.1%
$212,000	@@,C	Aegon NV, 5.413%, due 12/31/49	$178,080
			178,080
		Media: 0.2%
388,000	#,C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	404,975
70,000	C	Houghton Mifflin Co., 8.250%, due 02/01/11	73,238
			478,213
		Mining: 0.1%
328,000	C	Southern Copper Corp., 7.500%, due 07/27/35	360,626
			360,626
		Multi-National: 0.0%
107,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	104,672
			104,672
		Oil & Gas: 0.6%
72,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	69,200
53,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	56,537
297,000	@@,#	Gaz Capital for Gazprom, 6.212%, due 11/22/16	299,599
200,000		Greater Ohio Ethanol, Discount Note, due 12/31/13	199,250
200,000		Greater Ohio Ethanol, 12.630%, due 12/31/13	201,040
228,000	C	Hess Corp., 7.300%, due 08/15/31	262,170
142,000	#,C,L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	145,727
173,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	177,844
145,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	142,170
261,000	#	Sabine Pass LNG LP, 7.250%, due 11/30/13	261,326
182,000	#	Sabine Pass LNG LP, 7.500%, due 11/30/16	182,683
			1,997,546
		Pipelines: 0.2%
329,000	#,C	Cameron Highway Oil Pipeline System, 5.860%, due 12/15/17	325,710
54,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	56,903
74,000	C,L	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	75,388
54,000	#,C	Williams Partners LP/Williams Partners Finance Corp., 7.500%, due 06/15/11	55,485
			513,486

See Accompanying Notes to Financial Statements
60

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Real Estate Investment Trusts: 0.2%
$25,000	C	Liberty Property LP, 6.375%, due 08/15/12	$26,395
107,000	C	Liberty Property LP, 7.750%, due 04/15/09	112,615
343,000	#,C	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	350,880
132,000	C,L	Simon Property Group LP, 4.875%, due 03/18/10	131,261
			621,151
		Savings & Loans: 0.0%
71,000	C	Great Western Financial, 8.206%, due 02/01/27	74,160
			74,160
		Sovereign: 0.2%
1,179,200	@@,L	Argentina Bonos, Discount Note, due 09/30/14	416,550
347,000		Fannie Mae, 7.250%, due 01/15/10	372,211
			788,761
		Telecommunications: 0.4%
301,000	@@,C	Rogers Wireless, Inc., 7.250%, due 12/15/12	318,308
80,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	83,515
79,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	99,206
129,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	129,239
143,000	@@,C	Telecom Italia Capital SA, 7.200%, due 07/18/36	153,576
383,000	@@,C	Telefonica Emisones SAU, 6.421%, due 06/20/16	400,943
			1,184,787
		Transportation: 0.1%
329,000	C	BNSF Funding Trust I, 6.613%, due 12/15/55	341,151
			341,151
		Total Corporate Bonds/Notes (Cost $22,689,513)	23,021,330
U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.1%
		Federal Home Loan Bank: 0.4%
439,000	L	5.375%, due 07/18/11	451,056
235,000	L	5.375%, due 08/19/11	241,673
481,000		5.625%, due 06/13/16	504,842
			1,197,571
		Federal Home Loan Mortgage Corporation: 2.4%
275,856	C,S	4.500%, due 12/15/16	271,890
370,000	C	4.500%, due 02/15/20	351,148
17,000		4.500%, due 12/15/35	16,177
996,000	L	4.875%, due 02/17/09	999,250
369,281	C,S	5.000%, due 08/15/16	367,113
97,000	C,S	5.000%, due 05/15/20	95,553
374,789	C,S	5.000%, due 08/15/21	372,434
388,000	C,S	5.000%, due 04/15/23	376,242
69,597	S	5.042%, due 04/01/35	68,364

Principal Amount			Value
$499,000	L	5.125%, due 04/18/08	$500,958
982,000	C,L	5.500%, due 04/24/09	982,659
691,866	C,S	5.500%, due 08/15/20	673,885
27,759		5.500%, due 06/01/36	27,113
478,000		5.750%, due 06/27/16	506,827
51,152		6.000%, due 04/01/14	52,066
1,180,713	C,S	6.000%, due 01/15/29	1,201,988
734,000		6.000%, due 12/15/33	742,258
5,413		6.500%, due 11/01/28	5,569
106,271	S	6.500%, due 12/01/31	109,091
			7,720,585
		Federal National Mortgage Association: 7.2%
93,000		4.500%, due 12/15/18	90,559
185,960		4.606%, due 08/01/35	181,956
156,458	C	4.750%, due 12/25/42	155,505
290,270	S	4.806%, due 08/01/35	286,577
610,000	L	5.000%, due 10/15/11	618,223
1,510,000		5.000%, due 12/01/17	1,496,316
216,686		5.000%, due 02/25/29	214,916
7,620,000		5.000%, due 12/15/35	7,446,173
98,835	S	5.069%, due 07/01/35	97,310
165,000	L	5.125%, due 06/18/08	165,869
151,341		5.154%, due 09/01/35	150,321
1,244,000	L	5.250%, due 08/01/12	1,264,915
591,000	L	5.250%, due 09/15/16	613,738
85,914	S	5.253%, due 08/01/35	84,844
584,000		5.500%, due 12/15/19	587,285
191,000	S	5.500%, due 05/25/30	190,283
226,628	S	5.500%, due 11/01/32	226,446
962,094	S	5.500%, due 11/01/33	961,112
3,458,000		5.500%, due 12/01/33	3,446,111
26,772		5.500%, due 06/01/36	26,672
26,945		5.500%, due 07/01/36	26,844
307,896	S	5.500%, due 10/01/36	304,913
633,000		5.500%, due 12/25/36	628,425
746,000	C	5.600%, due 03/29/11	746,250
115,935	S	6.000%, due 08/01/16	118,176
32,807		6.000%, due 10/01/18	33,441
635,456	S	6.000%, due 07/25/29	648,317
340,621		6.000%, due 04/25/31	349,813
144,205		6.500%, due 04/01/30	148,265
1,101,000		6.500%, due 12/15/35	1,123,708
102,466	S	7.000%, due 06/01/31	106,020
5,368		7.000%, due 08/01/35	5,518
15,996		7.500%, due 09/01/30	16,692
5,509		7.500%, due 10/01/30	5,748
112,086	C	7.500%, due 01/25/48	116,710
			22,683,971
		Government National Mortgage Association: 0.1%
9,108		5.375%, due 04/20/28	9,167
79,864	S	6.500%, due 06/15/29	82,461
82,343	S	6.500%, due 01/15/32	84,944
105,871	S	7.500%, due 12/15/23	110,447
			287,019
		Total U.S. Government Agency Obligations (Cost $31,728,533)	31,889,146

See Accompanying Notes to Financial Statements
61

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 3.6%
		U.S. Tresury Bonds: 2.2%
$1,739,000	L	4.500%, due 02/15/36	$1,722,199
3,168,000	L	4.625%, due 11/15/16	3,208,911
820,000	L	6.000%, due 02/15/26	957,222
869,000	L	6.250%, due 08/15/23	1,027,729
			6,916,061
		Treasury Inflation Protected Securities: 0.3%
315,000	L	2.000%, due 01/15/16	317,754
616,000		2.375%, due 04/15/11	633,359
			951,113
		U.S. Tresury Notes: 0.9%
805,000	L	4.625%, due 11/15/09	807,830
1,236,000	L	4.625%, due 10/31/11	1,245,753
975,000	L	4.875%, due 10/31/08	979,571
			3,033,154
		U.S. Tresury STRIP: 0.2%
1,986,000	L	Discount Note, due 02/15/36	541,419
			541,419
		Total U.S. Treasury Obligations (Cost $11,216,112)	11,441,747
ASSET-BACKED SECURITIES: 1.9%
		Automobile Asset-Backed Securities: 0.2%
25,000	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	24,812
106,000	C,S	Capital Auto Receivables Asset Trust, 5.030%, due 10/15/09	105,939
76,715	C,S	Capital One Auto Finance Trust, 3.180%, due 09/15/10	75,884
61,000	C,S	Capital One Prime Auto Receivables Trust, 5.010%, due 11/15/11	61,287
13,000	C	Carmax Auto Owner Trust, 4.210%, due 01/15/10	12,894
18,000	C	Daimler Chrysler Auto Trust, 5.010%, due 01/08/11	18,063
16,211	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	16,052
83,000	C,S	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	81,596
82,000	C,S	Honda Auto Receivables Owner Trust, 5.300%, due 07/21/10	82,423
55,000	C	Household Automotive Trust, 5.610%, due 06/17/09	55,151
27,533	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	27,218
47,408	C	Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	47,029
11,000	C	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	10,908
39,000	C	Nissan Auto Receivables Owner Trust, 4.740%, due 09/15/09	38,876
37,000	C	USAA Auto Owner Trust, 5.010%, due 09/15/10	37,023
			695,155

Principal Amount			Value
		Credit Card Asset-Backed Securities: 0.3%
$55,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	$54,561
55,000	C	Capital One Master Trust, 4.900%, due 03/15/10	54,961
115,000	C,S	Capital One Master Trust, 6.310%, due 06/15/11	117,027
4,000	C	Capital One Multi-Asset Execution Trust, 3.650%, due 07/15/11	3,916
110,000	C,S	Capital One Multi-Asset Execution Trust, 4.050%, due 02/15/11	108,686
50,000	C	Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	48,818
152,000	C	Citibank Credit Card Issuance Trust, 4.850%, due 02/10/11	151,967
93,000	C,S	Citibank Credit Card Master Trust I, 6.050%, due 01/15/10	94,108
75,000	C,S	MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	75,019
53,000	C	MBNA Master Credit Card Trust, 5.900%, due 08/15/11	54,261
			763,324
		Home Equity Asset-Backed Securities: 0.6%
86,944	C,S	Bayview Financial Acquisition Trust, 5.820%, due 09/28/43	87,024
—	C	GMAC Mortgage Corp. Loan Trust, 5.550%, due 12/25/20	—
651,000	C,S	GSAA Trust, 5.242%, due 06/25/34	646,644
508,000	C,S	GSAA Trust, 5.882%, due 09/25/36	514,033
413,000	C,S	GSAA Trust, 6.040%, due 07/25/36	419,131
23,319	C	Merrill Lynch Mortgage Investors, Inc., 5.680%, due 07/25/34	23,402
29,000	C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	28,728
75,000	C,S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	73,573
			1,792,535
		Other Asset-Backed Securities: 0.8%
25,901	C	Amortizing Residential Collateral Trust, 5.820%, due 05/25/32	25,950
2,000	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	2,000
7,651	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	7,554
22,170	C	Chase Funding Mortgage Loan, 5.620%, due 07/25/33	22,237
16,472	C	Citigroup Mortgage Loan Trust, Inc., 5.440%, due 02/25/35	16,484
5,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	4,956
89,000	C,S	Credit-Based Asset Servicing and Securitization, 5.501%, due 12/25/36	89,041
133,000	C	Equity One, Inc., 5.050%, due 09/25/33	131,509

See Accompanying Notes to Financial Statements
62

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$42,278	C	Fannie Mae Grantor Trust, 5.460%, due 04/25/35	$42,329
2,000,000	C	First Horizon Asset Back Trust, 5.450%, due 10/25/26	2,000,000
54,000	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	54,066
8,256	C	Popular Mortgage Pass-Through Trust, 3.735%, due 12/25/34	8,225
37,000	C	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	36,600
4,000	C	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	3,966
42,000	C	Renaissance Home Equity Loan Trust, 5.608%, due 05/25/36	42,083
16,091	C	Residential Asset Mortgage Products, Inc., 5.630%, due 06/25/33	16,113
113,239	C	Structured Asset Securities Corp., 6.000%, due 03/25/34	113,016
			2,616,129
		Total Asset-Backed Securities (Cost $5,870,638)	5,867,143
COLLATERALIZED MORTGAGE OBLIGATIONS: 10.0%
383,704	C	Banc of America Alternative Loan Trust, 6.291%, due 11/25/21	389,881
10,000	C	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	9,755
20,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	19,806
29,421	C	Banc of America Commercial Mortgage, Inc., 5.363%, due 07/10/46	29,785
57,541	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	58,352
20,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	21,025
498,778	C,S	Banc of America Funding Corp., 5.282%, due 09/20/35	493,995
787,248	C,S	Banc of America Funding Corp., 5.720%, due 09/20/35	791,185
380,960	C,S	Banc of America Funding Corp., 5.750%, due 09/20/34	382,681
81,097	C,S	Banc of America Funding Corp., 5.857%, due 05/20/36	80,958
282,756	C,S	Banc of America Mortgage Securities, 5.169%, due 09/25/35	280,044
136,882	C	Banc of America Mortgage Securities, 5.250%, due 11/25/19	136,706
125,939	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	124,474

Principal Amount			Value
$42,432	C	Banc of America Mortgage Securities, 5.500%, due 06/25/35	$42,244
124,227	C,S	Bank of America Alternative Loan Trust, 6.000%, due 06/25/35	125,004
565,460	C,S	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	574,895
53,487	C	Bear Stearns Alternative-A Trust, 5.640%, due 07/25/34	53,513
59,000	C	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	57,549
206,000	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	202,487
24,590	C	Bear Stearns Commercial Mortgage Securities, 5.294%, due 09/11/41	24,804
260,494	C,S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	263,178
280,000	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	295,115
392,939	C,S	Chase Mortgage Finance Corp., 5.415%, due 12/25/35	390,485
241,846	C,S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	240,999
20,000	C	Citigroup Commercial Mortgage Trust, 4.639%, due 05/15/43	19,776
47,976	C	Citigroup Commercial Mortgage Trust, 5.911%, due 03/15/49	48,981
440,151	C,S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	441,763
241,659	C,S	Countrywide Alternative Loan Trust, 5.283%, due 10/25/35	240,075
2,044,149	C	Countrywide Alternative Loan Trust, 5.500%, due 12/25/35	2,033,234
204,943	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	206,087
265,001	C,S	Countrywide Alternative Loan Trust, 5.544%, due 11/25/46	265,001
159,915	C,S	Countrywide Alternative Loan Trust, 5.560%, due 11/25/46	159,963
282,867	C,S	Countrywide Alternative Loan Trust, 5.584%, due 11/25/46	282,951
30,736	C	Countrywide Alternative Loan Trust, 5.620%, due 02/25/35	30,766
2,264,813	C,S	Countrywide Alternative Loan Trust, 6.000%, due 10/25/35	2,276,756
105,754	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	102,769
40,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.777%, due 04/15/62	43,498
48,210	C	Credit Suisse Mortgage Capital Certificates, 4.991%, due 06/15/38	48,214

See Accompanying Notes to Financial Statements
63

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$164,158	C	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	$167,770
69,528	C,S	CS First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	67,077
78,000	C,S	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	76,529
214,152	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	217,543
570,000	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	596,464
226,549	C,S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	225,055
50,439	C	First Horizon Asset Securities, Inc., 5.391%, due 10/25/35	50,372
144,246	C	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	143,526
100,000	C,S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	105,917
159,363	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	156,443
43,107	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	43,663
235,033	C,S	GMAC Mortgage Corp. Loan Trust, 4.604%, due 10/19/33	232,424
455,755	C,S	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	451,384
60,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	60,309
25,000	C	Greenwich Capital Commercial Funding Corp., 5.912%, due 07/10/38	25,951
81,057	#,C,S	GSMPS Mortgage Loan Trust, 5.670%, due 01/25/35	81,425
52,785	C	Harborview Mortgage Loan Trust, 5.670%, due 01/19/35	53,035
76,571	C,S	Homebanc Mortgage Trust, 5.750%, due 08/25/29	76,710
30,222		JP Morgan Alternative Loan Trust, 5.515%, due 01/25/36	30,185
17,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	16,663
153,248	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	150,547
100,000	C,S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.879%, due 01/12/38	98,918
9,801	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.338%, due 05/12/45	9,892
18,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	18,614

Principal Amount			Value
$18,958	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.024%, due 04/15/45	$19,308
50,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.052%, due 04/15/45	51,862
528,404	C,S	JP Morgan Mortgage Trust, 5.408%, due 11/25/35	525,104
23,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	22,430
280,000	C,S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	274,125
410,000	C,S	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	406,203
20,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	19,975
48,649	C	LB-UBS Commercial Mortgage Trust, 5.741%, due 06/15/32	49,674
180,000	C	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	184,426
200,000	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	213,839
341,889	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	343,752
17,111	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	17,161
79,010	C,S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	79,887
50,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.439%, due 02/12/39	50,794
32,489	C	MLCC Mortgage Investors, Inc., 5.640%, due 01/25/29	32,529
87,742	C,S	MLCC Mortgage Investors, Inc., 5.650%, due 11/25/29	87,973
262,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	261,776
569,391	C,S	Morgan Stanley Capital I, 5.124%, due 03/12/44	571,141
380,000	C	Morgan Stanley Capital I, 5.131%, due 11/12/41	381,775
166,013	C	Morgan Stanley Capital I, 5.490%, due 07/12/44	168,505
150,000	C	Morgan Stanley Capital I, 5.741%, due 08/12/41	154,877
199,661	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	194,478
239,863	C,S	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	242,455
52,376	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	50,646
239,062	C,S	Residential Asset Securitization Trust, 6.500%, due 09/25/36	240,979
26,520	C	Sequoia Mortgage Trust, 5.590%, due 01/20/35	26,579
47,000	C	Structured Asset Mortgage Investments, Inc., 5.560%, due 04/19/35	47,113
327,468	C	Thornburg Mortgage Securities Trust, 5.670%, due 12/25/33	327,866

See Accompanying Notes to Financial Statements
64

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$10,000	C	Wachovia Bank Commercial Mortgage Trust, 5.285%, due 07/15/42	$10,077
47,561	C	Wachovia Bank Commercial Mortgage Trust, 5.726%, due 06/15/45	48,311
50,000	C	Wachovia Bank Commercial Mortgage Trust, 5.935%, due 06/15/45	51,823
613,141	C,S	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.678%, due 09/25/46	613,588
121,000	C,S	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.764%, due 10/25/36	121,000
21,000	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.081%, due 09/25/36	21,082
1,000,000	C	Washington Mutual, Inc., 5.568%, due 12/25/46	998,750
30,895	C	Washington Mutual, Inc., 5.570%, due 01/25/45	30,962
2,840,000	C,S	Washington Mutual, Inc., 5.598%, due 11/25/46	2,839,602
100,569	C,S	Washington Mutual, Inc., 5.630%, due 01/25/45	100,842
952,525	C,S	Washington Mutual, Inc., 5.638%, due 10/25/46	952,823
65,882	C,S	Washington Mutual, Inc., 5.795%, due 06/25/44	66,162
2,040,000	C,S	Washington Mutual, Inc., 5.882%, due 11/25/46	2,045,100
1,000,000	C	Washington Mutual, Inc., 5.882%, due 12/25/46	1,004,375
250,559	C,S	Washington Mutual, Inc., 6.000%, due 06/25/34	251,577
277,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.109%, due 06/25/35	271,786
330,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	316,876
436,662	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	433,579
61,278	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	60,397
182,988	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	180,358
659,000	C	Wells Fargo Mortgage-Backed Securities Trust, 5.690%, due 12/25/36	652,822
268,971	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.996%, due 10/25/36	270,568
310,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 11/25/36	311,841

Principal Amount			Value
$327,599	C	Wmlat Mortgage Pass-Through Certificates, 6.000%, due 07/25/36	$328,983
			31,475,686
		Total Collateralized Mortgage Obligations (Cost $31,494,947)	31,475,686
MUNICIPAL BONDS: 0.3%
		California: 0.1%
235,000	C	City of San Diego, 7.125%, due 06/01/2032	246,555
			246,555
		Louisiana: 0.1%
238,000	#,C	Tulane University of Louisiana, 6.174%, due 11/15/2012	238,000
			238,000
		Michigan: 0.1%
415,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/2034	438,166
			438,166
		Total Municipal Bonds (Cost $899,327)	922,721
		Total Long-Term Investments (Cost $287,751,665)	311,360,642
SHORT-TERM INVESTMENTS: 17.1%
		Commercial Paper: 0.4%
1,210,000		Weatherford International Ltd., 5.360%, due 12/14/06	1,207,482
		Total Commercial Paper (Cost $1,207,482)	1,207,482
		Money Market: 4.8%
15,000,000	**	ING Institutional Prime Money Market Fund	15,000,000
		Total Money Market (Cost $15,000,000)	15,000,000
		Repurchase Agreement: 0.9%
2,912,000	Morgan Stanley Repurchase
	Agreement dated 11/30/06,
	5.290%, due 12/01/06, $2,912,428
	to be received upon repurchase
	(Collateralized by $3,000,000
	Federal National Mortgage
	Association, 4.125%-5.500%,
	Market Value plus accrued interest
	$3,037,048, due 12/09/14-12/30/14)		2,912,000
		Total Repurchase Agreement (Cost $2,912,000)	2,912,000

See Accompanying Notes to Financial Statements
65

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
	Securities Lending Collateralcc: 11.0%
$34,745,904	The Bank of New York
	Institutional Cash
	Reserves Fund		$34,745,904
	Total Securities Lending Collateral (Cost $34,745,904)		34,745,904
	Total Short-Term Investments (Cost $53,865,386)		53,865,386
	Total Investments in Securities (Cost $341,617,051)*	116.2%	$365,226,028
	Other Assets and Liabilities - Net	(16.2)	(51,018,206)
	Net Assets	100.0%	$314,207,822

@  Non-income producing security

@@  Foreign Issuer

STRIP  Seperate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

S  Segregated securites for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.

L  Loaned Security, a portion or all of the security is on loan at November 30, 2006.

**  Investment in affiliate

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $343,263,989.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,778,286
Gross Unrealized Depreciation	(1,816,247)
Net Unrealized Appreciation	$21,962,039

ING Balanced Fund Futures Contracts as of November 30, 2006

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	100	$23,661,250	12/18/06	$7,180
S&P 500	3	1,052,175	12/14/06	(2,350)
U.S. Treasury 2-Year Note	21	4,305,000	03/30/07	3,197
U.S. Treasury 10-Year Note	57	6,223,688	03/21/07	14,913
				$22,940
Short Contracts
90-Day Eurodollar	100	$(23,702,500)	03/19/07	$(29,443)
U.S. Treasury 5-Year Note	3	(318,469)	03/30/07	(528)
U.S. Treasury Long Bond	44	(5,032,500)	03/21/07	(19,082)
				$(49,053)

See Accompanying Notes to Financial Statements
66

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

ING Balanced Fund Credit Default Swap Agreements outstanding as of November 30, 2006:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Annual Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS AG	Russian Federation 5% Step due 3/31/2030	Sell	0.31%	08/20/07	USD	700,000	$984
UBS AG	Russian Federation 5% Step due 3/31/2030	Buy	(0.55)%	08/20/11	USD	350,000	(1,386)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875% due 10/15/2011	Buy	(2.65)%	09/20/11	USD	84,500	(2,143)
UBS AG	Domtar Inc. 7.875% due 10/15/2011	Sell	2.60%	09/20/11	USD	84,000	2,153
UBS AG	Glitnir Banki HF Floating Rate due 1/27/2010	Buy	(0.61)%	09/20/11	USD	161,000	(1,935)
Citibank N.A., Glitnir Banki HF Rloating Rate New York	due 1/27/2010	Buy	(0.60)%	09/20/11	USD	161,000	(2,004)
Morgan Stanley Capital Services H.J. Heinz Co. 6% Inc.	due 3/15/2008	Buy	(0.35)%	09/20/11	USD	483,000	406
Morgan Stanley Capital Services H.J. Heinz Co. 6% Inc.	due 3/15/2008	Buy	(0.41)%	09/20/11	USD	563,500	(1,038)
Merrill Lynch International	Kinder Morgan Inc. 6.5% due 9/1/2012	Buy	(1.90)%	09/20/11	USD	84,000	(2,741)
UBS AG	Kinder Morgan Inc. 6.5% due 9/1/2012	Buy	(1.90)%	09/20/11	USD	84,000	(2,769)
Barclay's Bank PLC	Kinder Morgan Inc. 6.5% due 9/1/2012	Sell	1.70%	09/20/11	USD	34,000	853
Morgan Stanley Capital Services R.R. Donnelley & Sons Company Inc.	4.95% due 4/1/2014	Buy	(1.40)%	09/20/11	USD	80,500	(2,846)
UBS AG	Rogers Wireless Inc. 6.375% due 3/1/2014	Sell	1.30%	09/20/11	USD	175,000	4,932
Morgan Stanley Capital Services Inc.	Dow Jones CDX.EM.6	Buy	(1.40)%	12/20/11	USD	402,500	(2,356)
Citibank N.A., New York	Dow Jones CDX.NA.IG.HVOL.7	Buy	(0.75)%	12/20/11	USD	1,368,500	(4,191)
Citibank N.A., New York	Dow Jones CDX.NA.XO.7	Buy	(1.65)%	12/20/11	USD	1,093,000	(3,100)
Citibank N.A., New York	Entergy Corp. 7.75% due 12/15/2009	Sell	0.38%	12/20/11	USD	282,000	518
Barclay's Bank PLC	General Motors 7.125% due 7/15/2013	Buy	(5.60)%	12/20/11	USD	125,000	(8,950)
Citibank N.A., New York	General Motors 7.125% due 7/15/2013	Buy	(5.50)%	12/20/11	USD	161,000	(10,825)
Morgan Stanley Capital Services Inc.	HCA Inc. LN Tranche Number LN300285	Buy	(1.70)%	12/20/11	USD	249,000	(2,404)
JPMorgan Chase Bank	Home Depot Inc. 3.75% due 9/15/2009	Buy	(0.14)%	12/20/11	USD	604,000	2,513
Citibank N.A., New York	Telus Corporation 8% due 6/1/2011	Sell	0.45%	12/20/11	USD	47,000	103
Goldman Sachs International	Telus Corporation 8% due 6/1/2011	Sell	0.47%	12/20/11	USD	256,000	860
Citibank N.A., New York	Dow Jones CDX.NA.IG.6 (3-7% Tranche)	Buy	(4.66)%	06/20/16	USD	156,170	(9,086)
Citibank N.A., New York	Dow Jones CDX.NA.IG.6 (7-10% Tranche)	Sell	1.0025%	06/20/16	USD	463,680	379
Citibank N.A., New York	Countrywide Home Loan 4% due 3/22/2011	Buy	(0.57)%	09/20/16	USD	249,000	(1,872)
UBS AG	XL Capital Ltd. 5.25% due 9/15/2014	Buy	(0.61)%	09/20/16	USD	161,000	(3,855)
UBS AG	XL Capital Ltd. 5.25% due 9/15/2014	Buy	(0.61)%	09/20/16	USD	322,000	(7,710)
Citibank N.A., United States Steel Corp. New York	9.75% due 5/15/2010	Buy	(1.70)%	12/20/16	USD	32,000	(570)
Citibank N.A., United States Steel Corp. New York	9.75% due 5/15/2010	Buy	(1.68)%	12/20/16	USD	74,000	(1,175)
UBS AG	Vale Overseas Limited 8.25% due 1/17/2034	Sell	1.24%	12/20/16	USD	231,000	384
							$(58,871)

See Accompanying Notes to Financial Statements
67

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 91.5%
		Aerospace/Defense: 1.0%
14,200		United Technologies Corp.	$916,326
			916,326
		Agriculture: 3.1%
33,425		Altria Group, Inc.	2,814,719
			2,814,719
		Apparel: 0.8%
17,800	@	Coach, Inc.	769,138
			769,138
		Banks: 7.1%
43,700		Bank of America Corp.	2,353,245
27,200		Bank of New York Co., Inc.	966,688
11,900		Capital One Financial Corp.	926,772
40,100		US Bancorp.	1,348,964
27,100		Wells Fargo & Co.	955,004
			6,550,673
		Beverages: 0.8%
12,500		PepsiCo, Inc.	774,625
			774,625
		Biotechnology: 0.7%
9,900	@	Genzyme Corp.	637,560
			637,560
		Chemicals: 0.7%
9,100		Air Products & Chemicals, Inc.	629,174
			629,174
		Computers: 3.1%
24,200		Hewlett-Packard Co.	954,932
8,600		International Business Machines Corp.	790,512
43,800	@@	Seagate Technology, Inc.	1,128,288
			2,873,732
		Cosmetics/Personal Care: 2.2%
32,324		Procter & Gamble Co.	2,029,624
			2,029,624
		Diversified Financial Services: 6.8%
46,675		Citigroup, Inc.	2,314,613
28,200		Countrywide Financial Corp.	1,120,104
22,188	@	E*Trade Financial Corp.	534,065
2,500		Franklin Resources, Inc.	266,850
23,600		JPMorgan Chase & Co.	1,092,208
10,150		Merrill Lynch & Co., Inc.	887,415
			6,215,255
		Electric: 1.2%
117	@	Dynegy, Inc.	—
35,800	@	Mirant Corp.	1,089,036
			1,089,036
		Electrical Components & Equipment: 0.5%
11,500	@	General Cable Corp.	488,750
			488,750

Shares			Value
		Electronics: 1.5%
77,900	@, @@	Flextronics International Ltd.	$876,375
6,600		Symbol Technologies, Inc.	97,812
7,700	@	Thomas & Betts Corp.	399,399
			1,373,586
		Energy-Alternate Sources: 0.0%
102	@	Evergreen Energy, Inc.	898
			898
		Engineering & Construction: 1.0%
55,700	@@	ABB Ltd. ADR	906,796
			906,796
		Entertainment: 1.3%
18,300		International Game Technology	801,174
17,500		Regal Entertainment Group	364,175
			1,165,349
		Healthcare-Products: 3.7%
8,800		Baxter International, Inc.	393,712
25,700		Johnson & Johnson	1,693,887
34,700	@	St. Jude Medical, Inc.	1,293,269
			3,380,868
		Healthcare-Services: 0.7%
15,900		Aetna, Inc.	656,829
			656,829
		Household Products/Wares: 0.8%
11,400		Clorox Co.	729,600
			729,600
		Insurance: 5.8%
31,200		American International Group, Inc.	2,193,984
19,400		AON Corp.	692,192
19,400		Metlife, Inc.	1,139,362
18,800		St. Paul Travelers Cos., Inc.	974,028
7,500		Stancorp Financial Group, Inc.	340,575
			5,340,141
		Internet: 1.2%
5,400	@	Akamai Technologies, Inc.	263,898
1,800	@	Google, Inc.	872,856
			1,136,754
		Investment Companies: 2.5%
68,600	@	KKR Private Equity Investors LP	1,495,480
22,000		Utilities Select Sector SPDR Fund	808,280
			2,303,760
		Iron/Steel: 1.1%
11,100		Allegheny Technologies, Inc.	995,115
			995,115
		Lodging: 0.3%
6,400		Boyd Gaming Corp.	271,040
			271,040
		Media: 2.0%
69,500		News Corp., Inc.	1,431,700
13,000		Walt Disney Co.	429,650
			1,861,350

See Accompanying Notes to Financial Statements
68

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Metal Fabricate/Hardware: 0.7%
8,600		Precision Castparts Corp.	$648,956
			648,956
		Mining: 1.4%
11,800		Freeport-McMoRan Copper & Gold, Inc.	741,866
2,400	@@	Rio Tinto PLC ADR	515,016
			1,256,882
		Miscellaneous Manufacturing: 5.4%
16,800		Cooper Industries Ltd.	1,536,192
5,500		Dover Corp.	276,650
67,000		General Electric Co.	2,363,760
14,400		Roper Industries, Inc.	738,864
			4,915,466
		Oil & Gas: 8.0%
3,700		Chevron Corp.	267,584
54,300	S	ExxonMobil Corp.	4,170,783
20,500	@	Newfield Exploration Co.	1,020,285
14,500	@	Plains Exploration & Production Co.	682,660
22,400		Rowan Cos., Inc.	806,848
9,400	@	Southwestern Energy Co.	396,022
			7,344,182
		Oil & Gas Services: 1.8%
17,100		Schlumberger Ltd.	1,171,008
11,000	@	Weatherford International Ltd.	494,010
			1,665,018
		Pharmaceuticals: 5.1%
18,750		Abbott Laboratories	874,875
5,000	@	Gilead Sciences, Inc.	329,600
19,804	@	Medco Health Solutions, Inc.	994,359
58,525		Pfizer, Inc.	1,608,852
19,100		Wyeth	922,148
			4,729,834
		Retail: 5.0%
9,300		Best Buy Co., Inc.	511,221
38,700		CVS Corp.	1,113,399
14,300		Home Depot, Inc.	542,971
60,100		Staples, Inc.	1,530,747
29,800	@	Urban Outfitters, Inc.	663,944
4,200		Wal-Mart Stores, Inc.	193,620
			4,555,902
		Semiconductors: 4.4%
109,300		Intel Corp.	2,333,555
14,705		Maxim Integrated Products	462,913
21,769	@	QLogic Corp.	484,360
67,400	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	724,550
			4,005,378
		Software: 4.0%
13,500	@@	Infosys Technologies Ltd. ADR	722,655
102,018		Microsoft Corp.	2,992,188
			3,714,843
		Telecommunications: 5.8%
74,663		AT&T, Inc.	2,531,822
13,500	@	Cisco Systems, Inc.	362,880

Shares		Value
71,800	Motorola, Inc.	$1,591,806
21,800	Qualcomm, Inc.	797,663
		5,284,171
	Total Common Stock (Cost $74,039,895)	84,031,330

Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.2%
	Repurchase Agreement: 8.2%
$7,564,000	Goldman Sachs Repurchase
	Agreement dated 11/30/06,
	5.280%, due 12/01/06, $7,564,000
	to be received upon repurchase
	(Collateralized by $14,490,487,
	Various U.S. Treasury, Discount
	Note, Market Value $7,790,920
	due 2/28/07-11/15/29)		$7,564,000
	Total Short-Term Investments (Cost $7,564,000)		7,564,000
	Total Investments in Securities (Cost $81,603,895)*	99.7%	$91,595,330
	Other Assets and Liabilities - Net	0.3	289,708
	Net Assets	100.0%	$91,885,038

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

S  Segregated securities for futures, when-issued or delayed delivery securities held at November 30, 2006.

*  Cost for federal income tax purposes is $81,840,684.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,321,199
Gross Unrealized Depreciation	(566,553)
Net Unrealized Appreciation	$9,754,646

ING Growth and Income Fund Futures Contracts as of November 30, 2006

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	76	$5,331,020	12/15/06	$121,113
				$121,113

ING Growth and Income Fund Written Options Outstanding as of November 30, 2006:

Description/ Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium Net of Commissions	Value
European Style Call-Rowan Companies, Inc.	$40	01/19/07	4,000	$4,760	$(266)
				$4,760	$(266)

See Accompanying Notes to Financial Statements
69

ING 130/30 FUNDAMENTAL  PORTFOLIO OF INVESTMENTS
RESEARCH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 117.1%
		Aerospace/Defense: 0.9%
1,500		United Technologies Corp.	$96,795
			96,795
		Agriculture: 3.3%
4,000		Altria Group, Inc.	336,840
			336,840
		Auto Manufacturers: 0.9%
12,000		Ford Motor Co.	97,560
			97,560
		Banks: 10.0%
6,900		Bank of America Corp.	371,565
4,200		Bank of New York Co., Inc.	149,268
2,200		Capital One Financial Corp.	171,336
6,500		US Bancorp.	218,660
3,400		Wells Fargo & Co.	119,816
			1,030,645
		Beverages: 1.9%
3,200		PepsiCo, Inc.	198,304
			198,304
		Biotechnology: 0.9%
1,500	@	Genzyme Corp.	96,600
			96,600
		Chemicals: 1.0%
1,500		Air Products & Chemicals, Inc.	103,710
			103,710
		Computers: 3.5%
4,500		Hewlett-Packard Co.	177,570
7,200	@@	Seagate Technology, Inc.	185,472
			363,042
		Cosmetics/Personal Care: 1.9%
3,116		Procter & Gamble Co.	195,654
			195,654
		Diversified Financial Services: 8.0%
6,000		Citigroup, Inc.	297,540
4,100		Countrywide Financial Corp.	162,852
3,734	@	E*Trade Financial Corp.	89,877
2,700	@	Investment Technology Group, Inc.	101,250
2,000		Merrill Lynch & Co., Inc.	174,860
			826,379
		Electric: 1.3%
4,500	@	Mirant Corp.	136,890
			136,890
		Electrical Components & Equipment: 1.0%
2,500	@	General Cable Corp.	106,250
			106,250
		Electronics: 2.8%
15,300	@, @@	Flextronics International Ltd.	172,125
2,300	@	Thomas & Betts Corp.	119,301
			291,426

Shares			Value
		Energy-Alternate Sources: 0.0%
86	@	Evergreen Energy, Inc.	$757
			757
		Engineering & Construction: 1.0%
6,500	@@	ABB Ltd. ADR	105,820
			105,820
		Entertainment: 1.5%
3,500		International Game Technology	153,230
			153,230
		Equity Fund: 2.1%
812		SPDR Trust Series 1	114,110
2,800		Utilities Select Sector SPDR Fund	102,872
			216,982
		Healthcare-Products: 3.9%
3,400		Johnson & Johnson	224,094
4,700	@	St. Jude Medical, Inc.	175,169
			399,263
		Healthcare-Services: 1.2%
3,000		Aetna, Inc.	123,930
			123,930
		Household Products/Wares: 0.9%
1,500		Clorox Co.	96,000
			96,000
		Insurance: 6.6%
3,700		American International Group, Inc.	260,184
3,500		AON Corp.	124,880
2,700		Metlife, Inc.	158,571
2,600		St. Paul Travelers Cos., Inc.	134,706
			678,341
		Internet: 1.9%
400	@	Google, Inc.	193,968
			193,968
		Investment Companies: 2.0%
9,300	@	KKR Private Equity Investors LP	202,740
			202,740
		Iron/Steel: 1.3%
1,500		Allegheny Technologies, Inc.	134,475
			134,475
		Media: 3.0%
7,300		News Corp., Inc.	150,380
4,800		Walt Disney Co.	158,640
			309,020
		Metal Fabricate/Hardware: 1.1%
1,500		Precision Castparts Corp.	113,190
			113,190
		Mining: 1.6%
1,300		Freeport-McMoRan Copper & Gold, Inc.	81,731
400	@@	Rio Tinto PLC ADR	85,836
			167,567

See Accompanying Notes to Financial Statements
70

ING 130/30 FUNDAMENTAL  PORTFOLIO OF INVESTMENTS
RESEARCH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares				Value
		Miscellaneous Manufacturing: 6.7%
2,000		Cooper Industries Ltd.		$182,880
2,100		Dover Corp.		105,630
7,100		General Electric Co.		250,488
3,100		Roper Industries, Inc.		159,061
				698,059
		Oil & Gas: 6.5%
5,600		ExxonMobil Corp.		430,136
1,200	@	Newfield Exploration Co.		59,724
1,200	@	Plains Exploration & Production Co.		56,496
1,600		Rowan Cos., Inc.		57,632
1,700	@	Southwestern Energy Co.		71,621
				675,609
		Oil & Gas Services: 2.9%
5,300	@	Key Energy Services, Inc.		81,620
2,400		Schlumberger Ltd.		164,352
1,200	@	Weatherford International Ltd.		53,892
				299,864
		Pharmaceuticals: 5.5%
2,700		Abbott Laboratories		125,982
2,500	@	Medco Health Solutions, Inc.		125,525
8,100		Pfizer, Inc.		222,669
2,000		Wyeth		96,560
				570,736
		Retail: 10.3%
10,200		CVS Corp.		293,454
2,700		Home Depot, Inc.		102,519
10,100		Staples, Inc.		257,247
2,500		Target Corp.		145,225
5,100	@	Urban Outfitters, Inc.		113,628
3,300		Wal-Mart Stores, Inc.		152,130
				1,064,203
		Semiconductors: 7.4%
11,800		Intel Corp.		251,930
2,100	@	Lam Research Corp.		110,460
3,400		Maxim Integrated Products		107,032
3,500	@	QLogic Corp.		77,875
20,195	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		217,096
				764,393
		Software: 5.7%
9,200	@	Activision, Inc.		156,860
1,900	@@	Infosys Technologies Ltd. ADR		101,707
11,400		Microsoft Corp.		334,362
				592,929
		Telecommunications: 6.6%
19,600	@	3	Com Corp.	82,124
7,400		AT&T, Inc.		250,934
9,700		Motorola, Inc.		215,049
3,800		Qualcomm, Inc.		139,042
				687,149
		Total Common Stock (Cost $11,453,474)		12,128,320

Principal Amount			Value
SHORT-TERM INVESTMENTS: 11.8%
	Repurchase Agreement: 11.8%
$1,217,000	Goldman Sachs Repurchase
	Agreement dated 11/30/06,
	5.280%, due 12/01/06, 1,217,000
	to be received upon repurchase
	(Collateralized by Various U.S.
	Treasury, Discount Note, Market
	Value $1,253,510, due
	11/15/08-08/15/18)		$1,217,000
	Total Short-Term Investments (Cost $1,217,000)		1,217,000
	Total Investments in Securities (Cost $12,670,474)*	128.9%	$13,345,320
	Other Assets and Liabilities - Net	(28.9)	(2,992,262)
	Net Assets	100.0%	$10,353,058

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is
$12,746,002.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$710,750
Gross Unrealized Depreciation	(111,432)
Net Unrealized Appreciation	$599,318

ING 130/30 Fundamental Research Fund Futures Contracts as of November 30, 2006

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	8	$561,160	12/15/06	$6,490
				$6,490

The following short positions were held by the ING 130/30 Fundamental Research Fund at November 30, 2006:

Shares	Descriptions	Market Value
(2,500)	Ingersoll-Rand Co.	$(97,525)
(2,400)	AnnTaylor Stores Corp.	(82,800)
(5,300)	Calamos Asset Management, Inc.	(145,644)
(5,500)	Cognos, Inc.	(225,005)
(2,400)	Cullen/Frost Bankers, Inc.	(130,800)
(1,600)	Deere & Co.	(153,600)
(2,600)	Electronic Arts, Inc.	(145,210)
(3,800)	Fifth Third Bancorp.	(149,834)
(1,200)	Genentech, Inc.	(98,100)
(4,900)	General Motors Corp.	(143,227)
(2,600)	Humana, Inc.	(140,660)
(4,100)	Merck & Co., Inc.	(182,491)
(3,400)	Novellus Systems, Inc.	(106,148)
(3,200)	Office Depot, Inc.	(121,152)
(2,200)	Safeco Corp.	(133,254)
(2,000)	Starbucks Corp.	(70,580)
(3,900)	Waddell & Reed Financial, Inc.	(97,227)
(3,900)	Walgreen Co.	(157,911)
(5,100)	Western Digital Corp.	(104,652)
(4,100)	Yahoo!, Inc.	(110,659)
	Total Short Positions (Proceeds $2,569,292)	$(2,596,479)

See Accompanying Notes to Financial Statements
71

  PORTFOLIO OF INVESTMENTS
ING GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.5%
		Advertising: 1.0%
6,200		Omnicom Group	$633,392
			633,392
		Aerospace/Defense: 2.4%
12,300		L-3 Communications Holdings, Inc.	1,011,675
5,500		Lockheed Martin Corp.	497,475
			1,509,150
		Agriculture: 2.8%
20,900		Altria Group, Inc.	1,759,989
			1,759,989
		Apparel: 4.1%
59,700	@	Coach, Inc.	2,579,637
			2,579,637
		Beverages: 3.6%
16,117		Anheuser-Busch Cos., Inc.	765,719
24,300		PepsiCo, Inc.	1,505,871
			2,271,590
		Biotechnology: 1.3%
10,000	@, L	Genentech, Inc.	817,500
			817,500
		Chemicals: 1.6%
3,499		Ecolab, Inc.	155,181
17,390		Monsanto Co.	835,937
			991,118
		Commercial Services: 3.3%
33,900	@@	Accenture Ltd.	1,142,430
18,100		McKesson Corp.	894,140
			2,036,570
		Computers: 2.9%
46,400		Hewlett-Packard Co.	1,830,944
			1,830,944
		Cosmetics/Personal Care: 1.6%
15,445		Procter & Gamble Co.	969,792
			969,792
		Diversified Financial Services: 9.6%
23,100		American Express Co.	1,356,432
3,400		Blackrock, Inc.	487,458
52,000		Charles Schwab Corp.	953,680
30,100	@	E*Trade Financial Corp.	724,507
6,400		Goldman Sachs Group, Inc.	1,246,720
13,900		Merrill Lynch & Co., Inc.	1,215,277
			5,984,074
		Entertainment: 2.6%
36,900		International Game Technology	1,615,482
			1,615,482
		Environmental Control: 1.2%
20,300		Waste Management, Inc.	743,183
			743,183

Shares			Value
		Healthcare-Products: 5.0%
28,600		Baxter International, Inc.	$1,279,564
19,184	@	Gen-Probe, Inc.	935,028
17,800		Medtronic, Inc.	927,914
			3,142,506
		Healthcare-Services: 0.5%
5,887	@	Coventry Health Care, Inc.	283,341
			283,341
		Home Furnishings: 1.6%
9,800		Harman International Industries, Inc.	1,017,632
			1,017,632
		Insurance: 1.0%
9,200		American International Group, Inc.	646,944
			646,944
		Internet: 5.6%
19,400	@, L	Akamai Technologies, Inc.	948,078
5,300	@	Google, Inc.	2,570,076
			3,518,154
		Iron/Steel: 1.2%
8,100		Allegheny Technologies, Inc.	726,165
			726,165
		Media: 2.2%
13,700		McGraw-Hill Cos., Inc.	913,105
22,400		News Corp., Inc.	482,272
			1,395,377
		Metal Fabricate/Hardware: 1.0%
8,600		Precision Castparts Corp.	648,956
			648,956
		Miscellaneous Manufacturing: 3.9%
21,714	L	Danaher Corp.	1,587,728
17,000	L	Roper Industries, Inc.	872,270
			2,459,998
		Oil & Gas: 3.2%
12,900		ExxonMobil Corp.	990,849
20,200	@	Newfield Exploration Co.	1,005,354
			1,996,203
		Oil & Gas Services: 1.2%
10,900		Schlumberger Ltd.	746,432
			746,432
		Pharmaceuticals: 7.7%
25,000		Abbott Laboratories	1,166,500
19,700	@, L	Gilead Sciences, Inc.	1,298,624
22,300	@	Medco Health Solutions, Inc.	1,119,683
26,000		Wyeth	1,255,280
			4,840,087
		Retail: 3.1%
15,400	L	Best Buy Co., Inc.	846,538
16,800		Circuit City Stores, Inc.	419,328
17,400	@	Office Depot, Inc.	658,764
			1,924,630

See Accompanying Notes to Financial Statements
72

  PORTFOLIO OF INVESTMENTS
ING GROWTH FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Semiconductors: 4.8%
97,500		Intel Corp.	$2,081,625
25,500	@, L	Nvidia Corp.	943,245
			3,024,870
		Software: 11.9%
28,300	@	Activision, Inc.	482,515
51,100	@	Adobe Systems, Inc.	2,050,643
19,400	@	Intuit, Inc.	610,712
81,600		Microsoft Corp.	2,393,328
101,800	@	Oracle Corp.	1,937,254
			7,474,452
		Telecommunications: 6.6%
14,400		AT&T, Inc.	488,304
103,600	@	Cisco Systems, Inc.	2,784,768
13,600	@, L	NII Holdings, Inc.	883,048
			4,156,120
		Toys/Games/Hobbies: 1.0%
29,400		Mattel, Inc.	645,329
			645,329
		Total Common Stock (Cost $53,215,489)	62,389,617

Principal Amount			Value
SHORT-TERM INVESTMENTS: 11.9%
	Securities Lending Collateralcc: 11.9%
$7,453,847	The Bank of New York Institutional
	Cash Reserves Fund		$7,453,847
	Total Short-Term Investments (Cost $7,453,847)		7,453,847
	Total Investments in Securities (Cost $60,669,336)*	111.4%	$69,843,464
	Other Assets and Liabilities - Net	(11.4)	(7,162,891)
	Net Assets	100.0%	$62,680,573

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned Security, a portion or all of the security is on loan at November 30, 2006.

*  Cost for federal income tax purposes is $60,753,434.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,473,471
Gross Unrealized Depreciation	(383,441)
Net Unrealized Appreciation	$9,090,030

See Accompanying Notes to Financial Statements
73

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 96.9%
		Aerospace/Defense: 3.1%
21,244		DRS Technologies, Inc.	$1,055,614
13,000	@	Innovative Solutions & Support, Inc.	204,880
18,100	@	Moog, Inc.	662,098
31,700	@	Teledyne Technologies, Inc.	1,274,340
14,100	@	TransDigm Group, Inc.	344,322
			3,541,254
		Apparel: 2.1%
19,100	@, @@	Gildan Activewear, Inc.	1,053,365
19,700		Phillips-Van Heusen	971,801
9,125	@	Steven Madden Ltd.	335,526
			2,360,692
		Banks: 5.0%
110,000		Bank Mutual Corp.	1,333,200
40,700		Citizens Banking Corp.	1,092,388
20,000		Provident Bankshares Corp.	737,400
18,700	@	Signature Bank	601,392
29,600		UMB Financial Corp.	1,088,688
25,000		Whitney Holding Corp.	805,750
			5,658,818
		Biotechnology: 1.6%
15,500	@	Alexion Pharmaceuticals, Inc.	670,840
29,700	@	Human Genome Sciences, Inc.	371,844
16,600	@	ICos. Corp.	536,014
6,100	@	Integra LifeSciences Holdings Corp.	252,601
			1,831,299
		Building Materials: 0.8%
4,500	@	Genlyte Group, Inc.	381,870
35,900	@	Goodman Global, Inc.	574,759
			956,629
		Chemicals: 2.8%
17,200		Albemarle Corp.	1,199,528
31,200	@	Innophos Holdings, Inc.	425,880
66,000		UAP Holding Corp.	1,584,660
			3,210,068
		Commercial Services: 2.9%
13,000	@	Advisory Board Co.	721,110
18,800		Arbitron, Inc.	829,268
39,602		Diamond Management & Technology Consultants, Inc.	441,562
27,800	@	Exponent, Inc.	495,396
7,000	@	Geo Group, Inc.	262,920
13,500	@	Huron Consulting Group, Inc.	555,390
			3,305,646
		Computers: 3.6%
10,000		Agile Systems, Inc.	153,200
36,400	@	Electronics for Imaging	891,800
17,500	@	Komag, Inc.	690,900
20,900	@	Micros Systems, Inc.	1,064,228
13,200		MTS Systems Corp.	506,088
52,100	@	Palm, Inc.	729,921
			4,036,137

Shares			Value
		Cosmetics/Personal Care: 0.1%
4,700	@	Physicians Formula Holdings, Inc.	$86,010
			86,010
		Distribution/Wholesale: 0.2%
19,260	@	Brightpoint, Inc.	265,981
			265,981
		Diversified Financial Services: 3.2%
20,471	@	CompuCredit Corp.	770,938
8,040	@	GFI Group, Inc.	454,742
13,500		International Securities Exchange, Inc.	717,930
15,200	@	Investment Technology Group, Inc.	570,000
19,600		Jefferies Group, Inc.	568,204
11,800		Nuveen Investments, Inc.	585,516
			3,667,330
		Electric: 1.3%
38,100		ITC Holdings Corp.	1,495,425
			1,495,425
		Electrical Components & Equipment: 0.5%
15,900		Ametek, Inc.	518,499
			518,499
		Electronics: 3.1%
9,500	@	Cymer, Inc.	448,875
16,000	@	Itron, Inc.	767,840
30,800	@	Kemet Corp.	226,380
12,600	@	Plexus Corp.	304,290
21,700	@	Thomas & Betts Corp.	1,125,579
14,900	@	Varian, Inc.	656,792
			3,529,756
		Engineering & Construction: 0.6%
11,200	@	Washington Group International, Inc.	658,336
			658,336
		Entertainment: 0.7%
29,300	@	Macrovision Corp.	810,145
			810,145
		Environmental Control: 0.8%
24,000		Metal Management, Inc.	879,600
			879,600
		Equity Fund: 0.9%
12,569		iShares Russell 2000 Index Fund	979,879
			979,879
		Food: 0.7%
22,600		Corn Products International, Inc.	820,832
			820,832
		Gas: 1.7%
25,000		New Jersey Resources Corp.	1,293,750
18,700		WGL Holdings, Inc.	618,035
			1,911,785
		Healthcare-Products: 3.0%
17,100	@	Arthrocare Corp.	712,557
21,900	@	DJO, Inc.	931,188

See Accompanying Notes to Financial Statements
74

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Healthcare-Products (continued)
9,800	@	Haemonetics Corp.	$443,744
6,900	@	Hologic, Inc.	345,207
7,800	@	Kyphon, Inc.	263,406
34,794	@	PSS World Medical, Inc.	728,586
			3,424,688
		Healthcare-Services: 3.1%
21,200	@	Amedisys, Inc.	830,404
16,500	@	Magellan Health Services, Inc.	725,670
32,200	@	Psychiatric Solutions, Inc.	1,171,758
12,100	@	Sierra Health Services, Inc.	424,105
5,400	@	WellCare Health Plans, Inc.	348,678
			3,500,615
		Household Products/Wares: 0.8%
18,576	@	Central Garden & Pet Co.	969,667
			969,667
		Housewares: 1.1%
28,300		Toro Co.	1,270,670
			1,270,670
		Insurance: 3.4%
33,000		American Equity Investment Life Holding Co.	429,000
30,464	@@	Aspen Insurance Holdings Ltd.	821,005
23,100	@	First Mercury Financial Corp.	487,179
9,800		Landamerica Financial Group, Inc.	598,878
21,000		Ohio Casualty Corp.	613,410
63,600	@, @@	RAM Holdings Ltd.	887,856
			3,837,328
		Internet: 1.1%
50,100	@	Valueclick, Inc.	1,245,987
			1,245,987
		Iron/Steel: 1.8%
2,000		Allegheny Technologies, Inc.	179,300
6,000		Carpenter Technology Corp.	640,860
19,900		Cleveland-Cliffs, Inc.	955,996
11,524		Gibraltar Industries, Inc.	252,491
			2,028,647
		Leisure Time: 0.5%
38,700	@	K2, Inc.	523,224
			523,224
		Machinery-Diversified: 1.7%
3,600	@	Middleby Corp.	365,400
10,100		Nordson Corp.	487,729
33,600		Wabtec Corp.	1,103,760
			1,956,889
		Media: 0.9%
8,400		Entercom Communications Corp.	226,380
36,300		GateHouse Media, Inc.	759,759
			986,139
		Metal Fabricate/Hardware: 0.8%
31,300		Commercial Metals Co.	909,265
			909,265
		Mining: 0.5%
9,900	@@	Inmet Mining Corp.	555,139
			555,139

Shares			Value
		Miscellaneous Manufacturing: 0.6%
34,700		Barnes Group, Inc.	$726,965
			726,965
		Oil & Gas: 3.8%
27,400	@	Carrizo Oil & Gas, Inc.	912,420
29,500	@	Denbury Resources, Inc.	865,825
43,600	@	EXCO Resources, Inc.	640,048
37,500	@	Parallel Petroleum Corp.	740,625
26,500	@	Southwestern Energy Co.	1,116,445
			4,275,363
		Oil & Gas Services: 5.2%
10,800	@, @@	Core Laboratories NV	955,368
13,000	@	FMC Technologies, Inc.	780,130
52,000	@	Global Industries Ltd.	742,560
18,600	@	Hydril	1,407,276
36,200	@, @@	North American Energy Partners, Inc.	616,124
18,100	@	Oil States International, Inc.	630,061
24,500	@	Superior Energy Services	797,965
			5,929,484
		Pharmaceuticals: 2.6%
35,200	@	Alkermes, Inc.	534,336
33,000	@	BioMarin Pharmaceuticals, Inc.	564,630
19,100	@	Cubist Pharmaceuticals, Inc.	388,876
28,500	@	HealthExtras, Inc.	609,330
18,700	@	Sciele Pharma, Inc.	422,807
7,900	@	United Therapeutics Corp.	459,938
			2,979,917
		Real Estate Investment Trusts: 4.3%
6,200		Alexandria Real Estate Equities, Inc.	639,096
48,200		American Financial Realty Trust	566,832
21,800		BioMed Realty Trust, Inc.	658,360
39,600		Innkeepers USA Trust	633,600
18,200		Lexington Corporate Properties Trust	402,220
36,719		National Health Investors, Inc.	1,230,087
23,900		Nationwide Health Properties, Inc.	707,201
			4,837,396
		Retail: 6.3%
43,900		Casey's General Stores, Inc.	1,092,671
14,247		Cash America International, Inc.	628,863
28,000	@	JOS A Bank Clothiers, Inc.	839,720
18,000		Lone Star Steakhouse & Saloon, Inc.	495,720
12,600	@	Pantry, Inc.	617,652
21,000		Regis Corp.	804,510
28,900		Stage Stores, Inc.	954,856
17,400	@	Tractor Supply Co.	828,240
22,100	@	Tween Brands, Inc.	926,432
			7,188,664
		Savings & Loans: 4.2%
20,900		BankAtlantic Bancorp., Inc.	271,700
60,000		Brookline Bancorp., Inc.	810,000
80,652		First Niagara Financial Group, Inc.	1,158,969
21,083		Flagstar Bancorp., Inc.	317,299
92,502		NewAlliance Bancshares, Inc.	1,512,408
39,200		Provident Financial Services, Inc.	713,048
			4,783,424

See Accompanying Notes to Financial Statements
75

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Semiconductors: 5.3%
27,900	@	Actel Corp.	$520,614
105,300	@	Axcelis Technologies, Inc.	672,867
32,700	@, @@	Chartered Semiconductor Manufacturing Ltd. ADR	292,338
88,500	@	Entegris, Inc.	943,410
34,831	@	Fairchild Semiconductor International, Inc.	568,442
21,800	@	Formfactor, Inc.	814,448
34,200	@	Integrated Device Technology, Inc.	564,300
31,400	@	Micrel, Inc.	362,670
30,800	@	Microsemi Corp.	636,020
16,200	@	Varian Semiconductor Equipment Associates, Inc.	643,626
			6,018,735
		Software: 3.6%
29,200	@	Ansys, Inc.	1,370,940
2,520		Computer Programs & Systems, Inc.	90,720
81,200	@	Informatica Corp.	978,460
16,500	@	Progress Software Corp.	447,315
35,550	@	THQ, Inc.	1,157,153
			4,044,588
		Storage/Warehousing: 0.6%
23,500	@	Mobile Mini, Inc.	645,310
			645,310
		Telecommunications: 3.0%
20,800		Adtran, Inc.	453,232
44,600		Alaska Communications Systems Group, Inc.	673,014
51,000	@	Arris Group, Inc.	608,430
18,000		Otelco, Inc.	378,540
24,500	@	RCN Corp.	736,470
20,000	@	SBA Communications Corp.	567,400
			3,417,086
		Textiles: 0.3%
8,600		G&K Services, Inc.	340,474
			340,474
		Transportation: 1.4%
12,500		Forward Air Corp.	416,250
39,700	@	HUB Group, Inc.	1,133,038
			1,549,288
		Trucking & Leasing: 1.3%
23,600		GATX Corp.	1,089,848
10,700		Greenbrier Cos., Inc.	395,578
			1,485,426
		Total Common Stock (Cost $91,546,601)	109,954,499

Principal Amount			Value
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreement: 3.7%
$4,235,000	Goldman Sachs Repurchase
	Agreement dated 11/30/06, 5.280%,
	due 12/01/06, $4,235,621 to be
	received upon repurchase
	(Collateralized by $4,196,000
	Federal National Mortgage
	Association, 5.250%, Market
	Value plus accrued interest
	$4,320,589, due 06/15/08)		$4,235,000
	Total Short-Term Investments (Cost $4,235,000)		4,235,000
	Total Investments in Securities (Cost $95,781,601)*	100.6%	$114,189,499
	Other Assets and Liabilities - Net	(0.6)	(658,983)
	Net Assets	100.0%	$113,530,516

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $95,772,847.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,278,457
Gross Unrealized Depreciation	(1,861,805)
Net Unrealized Appreciation	$18,416,652

See Accompanying Notes to Financial Statements
76

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

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Domestic Equity Growth Funds

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Domestic Equity Index Funds

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Fixed-Income Funds

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ING High Yield Bond Fund

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Global Equity Funds

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ING Global Science and Technology Fund

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International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

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ING Index Plus International Equity Fund

ING International Fund

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Loan Participation Fund

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Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*  An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Manager

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  PRSAR-ADEABCIO  (1106-011807)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/	Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	February 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	February 6, 2007

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	February 6, 2007